     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2002

                                             1933 ACT REGISTRATION NO. 333-72875
                                             1940 ACT REGISTRATION NO. 811-09241
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                       POST-EFFECTIVE AMENDMENT NO. 6 TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6

                                FOR REGISTRATION
                                   UNDER THE
                             SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                                  ------------
             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
                           (EXACT NAME OF REGISTRANT)
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

              1300 SOUTH CLINTON STREET, FORT WAYNE, INDIANA 46802 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (260) 455-2000

                                ----------------

         Elizabeth Frederick, Esquire                             COPY TO:
 The Lincoln National Life Insurance Company               Jeremy Sachs, Esquire
            1300 S. Clinton Street                          The Lincoln National
                P.O. Box 1110                              Life Insurance Company
          Fort Wayne, Indiana 46802                          350 Church Street
   (NAME AND ADDRESS OF AGENT FOR SERVICE)                Hartford, CT 06103-1106

                                ----------------
            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Continuous INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)
                                ----------------

    AN INDEFINITE AMOUNT OF THE SECURITIES BEING OFFERED BY THE REGISTRATION STATEMENT HAS BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE FORM 24F-2 FOR THE REGISTRANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 WAS FILED MARCH 27, 2002.

    It is proposed that this filing will become effective:
    / / immediately upon filing pursuant to Rule 485(b)

    /X/ May 1, 2002, pursuant to Rule 485(b)

    / / 60 days after filing pursuant to Rule 485(a)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6


ITEM OF FORM N-8B-2      LOCATION IN PROSPECTUS
-------------------      ----------------------
          1              Cover Page; Highlights
          2              Cover Page
          3              *
          4              Distribution of Policies
          5              Lincoln Life, the Separate Account and the General Account
        6(a)             Lincoln Life, the Separate Account and the General Account
        6(b)             *
          9              Legal Proceedings
      10(a)-(c)          Right to Examine the Policy; Surrender Value; Accumulation
                         Unit Value; Reports to Policyowners
        10(d)            Policy Loans; Partial Surrenders; Allocation of Premiums
        10(e)            Policy Lapse and Reinstatement
        10(f)            Right to Instruct Voting of Fund Shares
      10(g)-(h)          *
        10(i)            Premium Payments; Allocations and Transfers to Funding
                         Options; Death Benefit; Policy Values; Settlement Options
         11              Separate Account--Funds
         12              Separate Account--Funds
         13              Charges and Fees
         14              Policy Rights
         15              Premium Payments; Allocations and Transfers to Funding
                         Options
         16              Separate Account--Funds
         17              Partial Surrenders
         18
         19              Reports to Policyowners
         20              *
         21              Policy Loans
         22              *
         23              The Company
         24              Age; Incontestability; Suicide;
         25              The Company
         26              Fund Participation Agreements
         27              Lincoln Life, the Separate Account and General Account
         28              Directors and Officers of Lincoln Life
         29              The Company
         30              *
         31              *
         32              *
         33              *
         34              *
         35              *
         37              *
         38              Distribution of Policies
         39              Distribution of Policies
         40              *
        41(a)            Distribution of Policies
         42              *
         43              *
         44              Separate Account--The Funds; Premium Payments
         45              *
         46              Partial Surrenders
         47              Lincoln Life, the Separate Account and General Account;
                         Partial Surrenders, Allocations and Transfers to Funding
                         Options
         48              *
         49              *

ITEM OF FORM N-8B-2      LOCATION IN PROSPECTUS
-------------------      ----------------------
         50              Lincoln Life, the Separate Account and General Account
         51              Highlights; Premium Payments;
         52              Lincoln Life, the Separate Account and the General Account
         53              Tax Issues
         54              *
         55              *


------------------------
* Not Applicable

                                  PROSPECTUS 1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

HOME OFFICE LOCATION:                            ADMINISTRATIVE OFFICE:
1300 SOUTH CLINTON STREET                        LINCOLN CORPORATE SPECIALTY MARKETS
P.O. BOX 1110                                    350 CHURCH STREET--MSM 1
FORT WAYNE, INDIANA 46802                        HARTFORD, CT 06103-1106
(800) 942-5500                                   (860) 466-1561

--------------------------------------------------------------------------------
This Prospectus describes LCVUL Series III, a flexible premium variable universal life insurance contract (the "Policy") offered by The Lincoln National Life Insurance Company. The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization.

The Policy features:
             - flexible Premium Payments
             - a choice of life insurance qualification method
             - a choice of one of three death benefit options
             - a choice of underlying investment options

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable universal life insurance contract with this Policy.


This Prospectus is intended to describe the variable options used to fund this Policy through the Separate Account. The variable funding options (collectively, the "Funds") currently available through the Separate Account are from the following:



             - AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC.



             - AMERICAN FUNDS INSURANCE SERIES



             - BARON CAPITAL FUNDS TRUST



             - DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND)



             - FIDELITY VARIABLE INSURANCE PRODUCTS



             - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



             - JANUS ASPEN SERIES



             - LINCOLN NATIONAL FUNDS



             - MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST



             - NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST



             - OCC ACCUMULATION TRUST



             - OPPENHEIMER FUNDS



             - SCUDDER VIT FUNDS (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT FUNDS
               TRUST)



Refer to the "Separate Account--Funds" section of this Prospectus for detail on the particular Funds offered.


--------------------------------------------------------------------------------

READ THIS PROSPECTUS AND THE PROSPECTUSES OF THE FUNDS AVAILABLE AS INVESTMENT OPTIONS THROUGH THE SEPARATE ACCOUNT UNDER THE POLICY OFFERED BY THIS PROSPECTUS CAREFULLY. KEEP THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                          PROSPECTUS DATED MAY 1, 2002

TABLE OF CONTENTS


HIGHLIGHTS.....................................        3
  A Flexible Premium Variable Universal Life
    Insurance Policy...........................        3
  Initial Choices to be Made...................        3
  Amount of Premium Payment....................        3
  Life Insurance Qualification Method..........        4
  Death Benefit Options........................        4
  Selection of Funding Vehicles................        4
  Insurance Charges and Fees...................        5
  Charge Assessed Against the Underlying
    Funds......................................        6
  Policy Loans, Withdrawals and Surrenders.....       10
  Changes in Specified Amount..................       10
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE
GENERAL ACCOUNT................................       10
BUYING VARIABLE LIFE INSURANCE.................       12
ALLOCATION OF PREMIUMS.........................       13
  Fixed Account................................       14
  Separate Account--Funds......................       14
  Mixed and Shared Funding.....................       19
  Substitution of Securities...................       19
CHARGES AND FEES...............................       20
  Premium Load.................................       20
  Premium Load Refund..........................       21
  Premium Tax Charge...........................       21
  Charges and Fees Assessed Against the Total
    Account Value..............................       21
  Charges and Fees Associated with the Variable
    Funding Options............................       22
  Reduction of Charges.........................       22
POLICY CHOICES.................................       23
  Premium Payments.............................       23
  Life Insurance Qualification.................       24
  Death Benefit Options........................       25
  Allocations and Transfers to Funding
    Options....................................       26
  Limits on Frequent Transfers.................       27
POLICY VALUES..................................       27
  Total Account Value..........................       27
  Accumulation Unit Value......................       28
  Maturity Value...............................       28
  Surrender Value..............................       29
POLICY RIGHTS..................................       29
  Partial Surrenders...........................       29
  Policy Lapse and Reinstatement...............       30
  Guaranteed Death Benefit.....................       30
  Policy Loans.................................       31
  Policy Changes -- Increases, Decreases.......       32
  Right to Examine the Policy..................       32
DEATH BENEFIT..................................       33
POLICY SETTLEMENT..............................       33
  Settlement Options...........................       33
  Annuity Payment Options......................       34
RIDERS.........................................       34
  Term Insurance Rider.........................       35
THE COMPANY....................................       35
  Directors and Officers of Lincoln Life.......       35
ADDITIONAL INFORMATION.........................       37
  Reports to Policyowners......................       37
  Right to Instruct Voting of Fund Shares......       37
  Disregard of Voting Instructions.............       38
  Fund Participation Agreements................       38
  State Regulation.............................       38
  Legal Proceedings............................       38
  The Registration Statement...................       39
  Distribution of the Policies.................       39
  Records and Accounts.........................       39
  Experts......................................       40
  Advertising..................................       40
TAX ISSUES.....................................       40
  Taxation of Life Insurance Contracts in
    General....................................       41
  Policies Which Are MECS......................       42
  Policies Which Are Not MECS..................       43
  Other Considerations.........................       43
  Tax Status of Lincoln Life...................       44
COMMUNICATIONS WITH LINCOLN LIFE...............       44
  Proper Written Form..........................       44
  Receipt of Written Communications............       44
  Electronic Communications....................       45
MISCELLANEOUS POLICY PROVISIONS................       45
  Payment of Benefits..........................       45
  Age..........................................       45
  Incontestability.............................       45
  Suicide......................................       46
  Coverage Beyond Maturity.....................       46
  Nonparticipation.............................       46
Appendix A --
Illustrations of Death Benefit, Total Account
  Values and Surrender Values..................       47
Appendix B --
Applicable Percentage for Guideline Premium
  Test.........................................       61
Financial Statements
  Separate Account.............................      I-1
  Company......................................      S-1

HIGHLIGHTS

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Prospectus describes a flexible premium variable universal life insurance contract (the "Policy") offered by The Lincoln National Life Insurance Company ("Lincoln Life", the "Company", "we", "us", "our") through Lincoln Life Flexible Premium Variable Life Account S (the "Separate Account" or "Account S"). The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs; funding death benefit liabilities or cash flow obligations for executive retirement plans.

The value of your Policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

The State in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your Policy. You should refer to your Policy contract for these state specific provisions.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

INITIAL CHOICES TO BE MADE

The Policyowner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have important choices to make when the Policy is first purchased. You need to choose:


- the amount of premium you want to pay (see page 23);



- either of two life insurance qualification methods (see page 24);



- one of three death benefit options (see page 25);


- the amount of the Net Premium Payment to be placed in each of the funding options selected. The Net Premium Payment is the balance of Premium Payment that remains after certain charges are deducted from it.

AMOUNT OF PREMIUM PAYMENT


One of your initial decisions is how much premium to pay. Premium Payments may be changed within the limits described on page 23. If the Policy lapses because your monthly deduction is larger than the Surrender Value, you may reinstate the Policy. See page 30.


You may use the value of your Policy to pay the premiums due and continue the Policy in force if sufficient values are available. If the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more Premium Payments. Charges against Policy values for the Cost of Insurance increase (see page 22) as the Insured gets older.

When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the "right-to-examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select unless your state requires a full refund of premiums. If you then decide you do not want your Policy, you will receive a refund. See page 32.

LIFE INSURANCE QUALIFICATION METHOD

At the time of purchase you must choose which life insurance qualification method best suits your needs--Cash Accumulation or Guideline Premium. Both methods require a Policy to provide minimum ratios of life insurance coverage to total account value. The Guideline Premium method may also restrict premiums payable under the Policy. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

DEATH BENEFIT OPTIONS

The Death Benefit is the amount we pay the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date the Insured died. We will pay the Death Benefit in one lump sum or under one of the annuity settlement options.


The three death benefit options available usually provide a level, varying or increasing death benefit, depending on the option selected. See page 25 for more details on death benefit options.


At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

If you have surrendered a portion of your Policy, any surrendered amount will reduce your initial death benefit. If you borrow against your Policy or surrender a portion of your Policy, the Loan Account balance and any surrendered amount will reduce your initial death benefit.

SELECTION OF FUNDING VEHICLES

This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each Fund has its own investment objective. You should review each Fund's prospectus before making your decision.

You must choose the Fund(s) (Sub-Account(s)) in which you want to place each Net Premium Payment. These Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. A Separate Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 14.

You may also choose to place the Net Premium Payment or part of it into the Fixed Account. Net Premium Payments put into the Fixed Account:

- become part of the Company's General Account;

- do not share the investment experience of the Separate Account; and

- have a guaranteed minimum interest rate of 4.0% per year.

For additional information on the Fixed Account, see page 13.

INSURANCE CHARGES AND FEES


Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

A premium load is deducted from all of your premium payments. The current premium load for cases with average annual planned premiums of $100,000 or greater but less than $500,000 is:

                                          Portion of    Portion of
                                          Premium Paid  Premium Paid
Policy Year(s)                            up to Target  Above Target
----------------------------------------  ------------  ------------
1                                            10.50%         2.5%
2-5                                           7.50          1.5
6-7                                           3.50          1.5
8 and thereafter                              1.50          1.5

The current premium load for cases with average annual planned premiums of $500,000 or greater is:

                                          Portion of    Portion of
                                          Premium Paid  Premium Paid
Policy Year(s)                            up to Target  Above Target
----------------------------------------  ------------  ------------
1                                             7.50%         1.00%
2                                             6.00          1.00
3-5                                           3.50          1.00
6 and thereafter                              1.50          1.00

For all cases, the premium load is guaranteed to be no higher than the amounts shown in the following table:

                                          Portion of            Portion of
                                          Premium Paid up to    Premium Paid greater
                                          Target Premium--      than Target Premium--
                                          load as a percentage  load as a percentage
Policy Year(s)                            of that portion       of that portion
----------------------------------------  --------------------  ---------------------
1                                                  12.0%                5.0%
2-5                                                 9.0                 5.0
6 and after                                         5.0                 5.0

Under certain circumstances, if you fully surrender your Policy within 60 months after Date of Issue, you may be entitled to receive partial credit for premium loads deducted from your Policy. (See page 21.)

For the purpose of calculating current and maximum premium loads, an increase in Specified Amount is treated as a newly issued policy.

An explicit premium tax charge equal to the state and municipal taxes associated with premiums received is also deducted from premium payments. The tax ranges from 2% to 5% depending upon the state involved.

A monthly deduction is made from the total account value on the same day of each month beginning with the date of issue. The monthly deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. Once a policy is issued, monthly deductions will begin as of the date of issue, even if the Policy's issuance was backdated, or delayed due to underwriting requirements or other reasons. The monthly deduction also includes a monthly administrative expense charge during all policy years. The monthly Administrative Expense is currently $6, and is guaranteed not to exceed $10. See page 22.

A daily deduction is made from the assets of Account S for mortality and expense risk. Currently for cases with average annual planned premiums of $100,000, or greater but less than $500,000, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the separate account:

 Policy Years
 1-10                  0.70%
 11 and thereafter     0.35

Currently, for cases with average annual planned premiums of $500,000 or greater, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the separate account:

 Policy Years
 1-10                  0.40%
 11-20                 0.20
 21 and thereafter     0.10

The Company reserves the right to increase the mortality and expense risk charge but it will never exceed 0.80% annually. (See page 22).


Before the Maturity Date you may make transfers between funding options. The Company allows twelve transfers each Policy Year without charge. A $25 fee may apply for each transfer request in excess of 12 in any Policy Year. A single transfer request may consist of multiple transactions. Within 45 days after each Policy Anniversary, you may also transfer to the Separate Account 20% of the greatest amount held in the Fixed Account Value during the prior 5 years, or $1000 if greater. See page 26.


There are no Surrender Charges for your Policy.

Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you choose will be affected by the fund management charges, 12(b)1 fees, and other fund expenses. The table below shows you the current charges and expenses.

CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12(b)1 fees for certain shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts.


The following table illustrates the investment advisory fees, 12(b)1 fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 2001 unless otherwise indicated.

FUND EXPENSES


                                                              TOTAL
                                                              ANNUAL
                                                               FUND                 TOTAL FUND
                                                            OPERATING                OPERATING
                                                             EXPENSES     TOTAL      EXPENSES
                                                             WITHOUT     WAIVERS       WITH
                           MANAGEMENT   12(B)1     OTHER    WAIVERS OR     AND      WAIVERS AND
          FUND              FEES(1)       FEE     EXPENSES  REDUCTIONS  REDUCTIONS  REDUCTIONS
American Century VP
  Income & Growth Fund         0.70%       N/A       0.00%      0.70%         N/A        0.70%
American Century VP
  International Fund           1.26        N/A       0.00       1.26          N/A        1.26
AFIS Bond Fund (Class 2)       0.48       0.25%      0.01       0.74          N/A        0.74
AFIS Global Growth Fund
  (Class 2)                    0.66       0.25       0.04       0.95          N/A        0.95
AFIS Growth Fund
  (Class 2)                    0.37       0.25       0.01       0.63          N/A        0.63
AFIS Growth -- Income
  Fund (Class 2)               0.33       0.25       0.02       0.60          N/A        0.60
AFIS High-Income Bond
  Fund (Class 2)               0.50       0.25       0.01       0.76          N/A        0.76
AFIS U.S. Govt/AAA
  Related Securities Fund
  (Class 2)                    0.46       0.25       0.01       0.72          N/A        0.72
Baron Capital Asset Fund
  (Insurance Shares)(2)        1.00       0.25       0.34       1.59        (0.09%)      1.50
Delaware VIP High Yield
  Series (Standard
  Class)(3)                    0.65        N/A       0.14       0.79          N/A        0.79
Delaware VIP
  International Value
  Equity
  Series (Standard
  Class)(4)                    0.85        N/A       0.16       1.01        (0.01)       1.00
Delaware VIP REIT Series
Standard Class(5)              0.75        N/A       0.14       0.89          N/A        0.89
Delaware VIP Small Cap
  Value Series (Standard
  Class)(6)                    0.75        N/A       0.11       0.86          N/A        0.86
Delaware VIP Trend Series
(Standard Class)(7)            0.74        N/A       0.16       0.90          N/A        0.90
Fidelity VIP Asset
  Manager Portfolio
  (Service Class)(8)           0.53       0.10       0.11       0.74          N/A        0.74
Fidelity VIP Contrafund
  Portfolio (Service
  Class)(8)                    0.58       0.10       0.10       0.78          N/A        0.78
Fidelity VIP Growth
  Portfolio                    0.58       0.10       0.10       0.78          N/A        0.78
(Service Class)(8)
Fidelityh VIP High-Income
  Portfolio (Service
  Class)(8)                    0.58       0.10       0.13       0.81          N/A        0.81
Fidelity VIP Overseas
  Portfolio (Service
  Class)(8)                    0.73       0.10       0.20       1.03          N/A        1.03
FTVIPT Franklin Small Cap
  Fund (Class 2)(9,10)         0.53       0.25       0.31       1.09        (0.08)       1.01
FTVIPT Templeton Foreign
  Securities Fund
  (Class 2)(9,10)              0.69       0.25       0.22       1.16        (0.01)       1.15
FTVIP Templeton Global
  Asset Allocation Fund
  (Class 2)(10)                0.61       0.25       0.20       1.06          N/A        1.06
FTVIPT Templeton Growth
  Securities Fund
  (Class 2)(10,11)             0.80       0.25       0.05       1.10          N/A        1.10

                                                              TOTAL
                                                              ANNUAL
                                                               FUND                 TOTAL FUND
                                                            OPERATING                OPERATING
                                                             EXPENSES     TOTAL      EXPENSES
                                                             WITHOUT     WAIVERS       WITH
                           MANAGEMENT   12(B)1     OTHER    WAIVERS OR     AND      WAIVERS AND
          FUND              FEES(1)       FEE     EXPENSES  REDUCTIONS  REDUCTIONS  REDUCTIONS
Janus AS Aggressive
  Growth Portfolio
  (Institutional Shares)       0.65%       N/A       0.02%      0.67%         N/A        0.67%
Janus AS Balanced
  Portfolio
  (Institutional Shares)       0.65        N/A       0.01       0.66          N/A        0.66
Janus AS Flexible Income
  Portfolio
  (Institutional Shares)       0.64        N/A       0.03       0.67          N/A        0.67
Janus AS Global
  Technology (Service
  Shares)                      0.65       0.25       0.05       0.95          N/A        0.95
Janus AS Worldwide Growth
  Portfolio
  (Institutional Shares)       0.65        N/A       0.04       0.69          N/A        0.69
LN Bond Fund, Inc.             0.42        N/A       0.11       0.53          N/A        0.53
LN Capital Appreciation
  Fund, Inc.                   0.72        N/A       0.06       0.78          N/A        0.78
LN Equity-Income
  Fund, Inc.                   0.73        N/A       0.07       0.80          N/A        0.80
LN Money Market
  Fund, Inc.                   0.45        N/A       0.09       0.54          N/A        0.54
LN Social Awareness
  Fund, Inc.                   0.34        N/A       0.06       0.40          N/A        0.40
MFS-Registered Trademark-
  VIT Capital
  Opportunities Series
  (Initial Class)(12,13)       0.75        N/A       0.21       0.96        (0.05)       0.91
MFS-Registered Trademark-
  VIT Emerging Growth
  Series (Initial
  Class)(12)                   0.75        N/A       0.12       0.87          N/A        0.87
MFS-Registered Trademark-
  VIT Research
  Series (Initial
  Class)(12)                   0.75        N/A       0.15       0.90          N/A        0.90
MFS-Registered Trademark-
  VIT Total Return
  Series (Initial
  Class)(12)                   0.75        N/A       0.14       0.89          N/A        0.89
MFS-Registered Trademark-
  VIT Utilities Series
  (Initial Class)(12)          0.75        N/A       0.18       0.93          N/A        0.93
Neuberger Berman AMT
  Mid-Cap Growth
  Portfolio                    0.84        N/A       0.07       0.91          N/A        0.91
Neuberger Berman AMT
  Partners Portfolio           0.82        N/A       0.05       0.87          N/A        0.87
OCC Accum Trust Managed
  Portfolio(14)                0.78        N/A       0.10       0.88          N/A        0.88
Oppenheimer Main Street
  Growth & Income Fund/
  VA                           0.68        N/A       0.05       0.73          N/A        0.73
Scudder VIT --
  EAFE-Registered
  Trademark-Equity Index
  Fund(15)                     0.45        N/A       0.36       0.81        (0.16)       0.65
Scudder VIT Equity 500
  Index Fund(15)               0.20        N/A       0.11       0.31        (0.01)       0.30
Scudder VIT Small Cap
  Index Fund(15)               0.35        N/A       0.28       0.63        (0.18)       0.45



 (1) Certain of the Portfolio advisers reimburse the company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policy. These reimbursements are generally paid for by the advisers from their revenues and are not charged to investors. Some advisers pay higher fees than others.
 (2) The Adviser is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million.

      Without the expense limitations, total operating expenses for the Fund for the period January 1, 2001 through December 31, 2001 would have been 1.59%.
 (3) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses would not exceed 0.80%. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.
 (4) The investment advisor for the Delaware VIP International Value Equity Series is Delaware International Advisers Ltd. ("DIAL"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.95%. Without such an arrangement, the total operating expense for the Series would have been 1.01% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million, 0.70% on assets in excess of $2,500 million, all per year.
 (5) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through
      April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89% for the fiscal year 2001.
      Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
 (6) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
 (7) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through
      April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.90% for the fiscal year 2001.
      Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
 (8) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.
 (9) The manager had agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Without this reduction the total annual fund operating expense would be 0.84%.
 (10) The Fund's Class 2 distribution plan or 'rule 12b-1 plan' is described in the Fund's prospectus.
 (11) The Fund administration fee is paid indirectly through the management fee.
 (12) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would be lower for certain series and would equal: .90% for Capital Opportunities Series; 0.86% for Emerging Growth Series; 0.88% for Total Return Series; 0.92% for Utilities Series.
 (13) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for Capital Opportunities Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversee the series.
 (14) Figures in "Other Expenses" are inclusive of expenses offset by earning credits from custodian bank.
 (15) Under the Advisory Agreement with Deutsche Asset Management, Inc. (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund, 0.35% of the average daily net assets of the Small Cap Index Fund and 0.45% of the average daily net assets of the EAFE Equity Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the funds for certain expenses so that the fund's total operating expenses will not exceed 0.30% for the Equity 500 Index Fund, 0.45% for the Small Cap Index Fund and 0.65% for the EAFE Equity Index Fund. Without the reimbursement to the funds for the year ended December 31, 2001, total expenses would have been 0.31% for the Equity 500 Index Fund, 0.63% for the Small Cap Fund and 0.81% for the EAFE Equity Index Fund. These reimbursements will be terminated no earlier than December 31, 2002.



POLICY LOANS, WITHDRAWALS AND SURRENDERS

You may borrow within described limits against the Policy. You may surrender your Policy in full or withdraw part of its value. Upon the maturity of your Policy, you may select one of the annuity settlement options or, prior to maturity, you may apply the value of your Policy, minus surrender charges and loan account amounts, to one of the annuity settlement options.

If you borrow against your Policy, interest will accrue at an annual rate which will be the monthly average (Moody's Investors Service, Inc. Corporate Bond Yield Average--Monthly Average Corporates) for the calendar month which ends two months prior to the Policy Anniversary month, or 4.8% if greater.


The Loan Account Value will earn interest at an annual rate equal to the policy loan interest rate less an annual rate, which we call a spread, not to exceed 0.80%. For the current spread see page 31.


CHANGES IN SPECIFIED AMOUNT


Within certain limits, you may increase or decrease the specified amount. Increases will require satisfactory evidence of insurability. Decreases in the first five years are subject to approval of the Company. Currently the minimum specified amount is $100,000. Such changes will affect other aspects of your Policy. See page 32.


LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

On December 7, 2001, LNC sold its life reinsurance business to Swiss Re Life & Health America, Inc. (Swiss Re). This sale included the indemnity reinsurance by Swiss Re of a block of reinsurance business written on Lincoln Life paper. The transaction also included the sale by Lincoln Life to Swiss Re of four wholly-owned subsidiaries: Lincoln National Reassurance Company and Lincoln National Health and Casualty Insurance Company, Indiana insurance companies; Special Pooled Risk Administrators, Inc., a New Jersey company; and Lincoln Re S.A., an Argentinean corporation. (See Note 9 of the statutory basis-financial statements of Lincoln Life for additional information regarding the sale.)



Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of over $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.


Account S is a "separate account" of the Company established on November 2, 1998. Account S was established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. Under Indiana law, the assets of Account S attributable to the Policies, though the property of Lincoln Life, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy Lincoln Life's obligations under the Policies. Account S income, gains, and losses are credited to or charged against Account S without regard to other income, gains, or losses of Lincoln Life. The values and investment performance of Account S are not guaranteed. Account S is registered with the Securities and Exchange Commission ("Commission") as a "unit investment trust" under the Investment Company Act of 1940, as amended ("1940 Act") and meets the 1940 Act's definition of "separate account". The Commission does not supervise the management, investment practices, or policies of Lincoln Life or Account S. Lincoln Life has numerous other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.

Account S is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day, Net Premium Payments allocated to Account S will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account S are raised by selling Fund shares at net asset value.

The Funds now available in Account S and their investment objectives are described in "Separate Account--Funds." More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. The Funds may or may not achieve their investment objectives.

Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

Lincoln Life reserves the right to add, withdraw, close or substitute Funds, subject to the conditions of the Policy in compliance with regulatory requirements, if in its sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant.

In addition, a particular Fund may no longer be available to Lincoln Life for investment by the Sub-Accounts. These changes may be made for some or all classes of Policies. No substitution will take place without prior approval of the Commission, to the extent required by law.

Shares of the Funds may be used by Lincoln Life and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/ Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. The General Account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Amounts held in the Fixed Account will be credited with interest at rates Lincoln Life determines from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the Securities Act of 1933, as amended ("1933 Act") in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.


We have assigned full-time staff devoted to the development of Business Continuity Plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We will conduct tests of our capabilities and plans.



In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a Policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Policyholder, and held in that account until instructions are received from the appropriate Regulator.


BUYING VARIABLE LIFE INSURANCE

The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

The Policy is available for purchase by corporations or groups where individuals share a common employer or affiliation with a group or sponsoring organization. Each Policy covers a single insured. The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs;

funding death benefit liabilities or cash flow obligations for executive retirement plans. The Policy should not be considered for employer pension or profit sharing programs. The Policy is not available in all states. State regulations may vary your Policy's provisions.

If the Policy is being purchased with the proceeds of another life insurance policy or annuity contract, the purchaser should carefully consider whether replacing existing coverage is in the purchaser's best interests.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis.

Unless a policy has become a "modified endowment contract" (see "Tax Issues"), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income.

Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see "Death Benefit Options").

ALLOCATION OF PREMIUMS

You may allocate all or a part of your Net Premiums to the Fixed Account (part of the Company's General Account) or to the Funds currently available through the Separate Account in connection with the Policy. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements. The investment results of the Funds, whose objectives are described below, are likely to differ significantly. Except where otherwise indicated, all of the Funds are diversified, as defined in the 1940 Act.

Any monies received prior to policy issue will be credited with the return attributable to the LN Money Market Fund from the date of receipt until the day the Policy is issued.

In states which do not require a full refund of premiums during the Right to Examine Period, the Policy value and future Net Premiums will be allocated as of the date the Policy is issued in accordance with the Policy owner's selected premium allocation percentages.

In states which require a full refund of premiums during the Right to Examine Period, the first Net Premium will be allocated in its entirety as of the issue date to the LN Money Market Fund, regardless of the Policy owner's premium allocation percentages. Any other Net Premium received prior to the expiration of the Right to Examine period will also be allocated to the LN Money Market Fund. On the day following the expiration of the Right to Examine Period, the policy value and future Net Premiums will be allocated in accordance with the Policy owner's selected premium allocation percentages.

FIXED ACCOUNT

The Fixed Account is the only investment option offered with a guaranteed return. Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% may be credited to the Fixed Account Value beginning in Policy Year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

SEPARATE ACCOUNT

FUNDS


Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given Fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, we cannot guarantee any correlation between the two investments. Even though the management strategy and the objectives of the Funds are similar, investment results may vary.



The portfolios, their investment advisors and distributors, and the Funds within each that are available under the Policies are:



AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC. is advised by American Century Investment Management, Inc.



    INCOME AND GROWTH FUND: Seeks dividend growth, current income and capital appreciation by investing in a diversified portfolio of U.S. stocks.



    INTERNATIONAL FUND: Seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets.



AMERICAN FUNDS INSURANCE SERIES is advised by Capital Research and Management Company.



    BOND FUND (CLASS 2): The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.



    GLOBAL GROWTH FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



    GROWTH FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



    GROWTH-INCOME FUND (CLASS 2): The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



    HIGH-INCOME BOND FUND (CLASS 2) (FORMERLY HIGH-YIELD BOND FUND): The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or lower by Moody's Investors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities, and securities that have both equity and debt characteristics, that provide an opportunity for capital appreciation.



    U.S. GOVERNMENT/AAA RATED SECURITIES FUND (CLASS 2): The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.



BARON CAPITAL FUNDS TRUST is advised by BAMCO, Inc.



    BARON CAPITAL ASSET FUND (INSURANCE SHARES): The investment objective is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.



DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND) is advised by Delaware Management Company.



    HIGH YIELD SERIES (STANDARD CLASS): Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.



    INTERNATIONAL VALUE EQUITY SERIES (STANDARD CLASS) (FORMERLY INTERNATIONAL EQUITY SERIES): Seeks long-term growth without undue risk to principal. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States.



    REIT SERIES (STANDARD CLASS): Seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).



    SMALL CAP VALUE SERIES (STANDARD CLASS): Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earnings and growth potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.



    TREND SERIES (STANDARD CLASS): Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace, and have the fundamental characteristics to support continued growth.



FIDELITY VARIABLE INSURANCE PRODUCTS is advised by Fidelity Management and Research Company.



    ASSET MANAGER PORTFOLIO (SERVICE CLASS): Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and money market instruments.



    CONTRAFUND PORTFOLIO (SERVICE CLASS): Seeks long-term capital appreciation by investing primarily in securities of companies whose value the adviser believes is not fully recognized by the public.



    GROWTH PORTFOLIO (SERVICE CLASS): Seeks long-term capital appreciation. The portfolio normally purchases common stocks.



    HIGH INCOME PORTFOLIO (SERVICE CLASS): Seeks current high income by investing at least 65% if total assets in income-producing debt securities, with an emphasis on lower quality securities.



    OVERSEAS PORTFOLIO (SERVICE CLASS): Seeks long term growth of capital by investing mainly in foreign securities.



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST is advised by Franklin Advisors, Inc. for the Franklin Small Cap Fund, and Templeton Global Advisors Limited for the Templeton Growth Securities Fund.



    FRANKLIN SMALL CAP FUND (CLASS 2): Seeks long-term capital growth. Invests primarily in equity securities of U.S. small cap companies, with market cap values not exceeding (1) $1.5 billion, or (2) the highest market cap value in the Russell 2000 Index, whichever is greater at the time of purchase. The fund may continue to hold an investment for further capital growth opportunities even if the company is no longer considered a small cap company.



    TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (FORMERLY TEMPLETON INTERNATIONAL SECURITIES FUND): Seeks long-term capital growth. Invests primarily in stocks of companies outside the United States, including those in emerging markets.



    TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2) (FORMERLY TEMPLETON ASSET STRATEGY FUND): Seeks high total return. Invests primarily in stocks of companies in any nation, bonds of companies and governments of any nation, and money markets. May also invest in high yield, lower-rated bonds.



    TEMPLETON GROWTH SECURITIES FUND (CLASS 2): Seeks long-term capital growth. Invests primarily in stocks of companies of any nation, including those in the U.S. and emerging markets.

JANUS ASPEN SERIES is advised by Janus Capital Management LLC.



    AGGRESSIVE GROWTH PORTFOLIO (INSTITUTIONAL SHARES): Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies.



    BALANCED PORTFOLIO (INSTITUTIONAL SHARES): Seeks long-term capital growth, consistent with the preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential, and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.



    FLEXIBLE INCOME PORTFOLIO (INSTITUTIONAL SHARES): Seeks to obtain maximum total return, consistent with preservation of capital.



    GLOBAL TECHNOLOGY PORTFOLIO (INSTITUTIONAL SHARES): Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.



    WORLDWIDE GROWTH PORTFOLIO (SERVICE SHARES): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.



LINCOLN NATIONAL FUNDS (LN) are advised by Delaware Management Company, with Putnam Investment Management, L.L.C. subadvising the Aggressive Growth Fund and the Global Asset Allocation Fund, Delaware International Advisers, Ltd. subadvising the International Fund, and Janus Capital Management LLC subadvising the Capital Appreciation Fund.



    LN BOND FUND, INC.: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.



    LN CAPITAL APPRECIATION FUND, INC.: Seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk bonds.



    LN EQUITY-INCOME FUND, INC.: Seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks with some high-yielding bonds (including junk bonds).



    LN MONEY MARKET FUND, INC.: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality, short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.



    LN SOCIAL AWARENESS FUND, INC.: Long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.



MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST is advised by Massachusetts Financial Services Company.



    CAPITAL OPPORTUNITIES SERIES (INITIAL CLASS): Seeks capital appreciation.



    EMERGING GROWTH SERIES (INITIAL CLASS): Seeks to provide long-term growth of capital.



    RESEARCH SERIES (INITIAL CLASS): Seeks to provide long-term growth of capital and future income.



    TOTAL RETURN SERIES (INITIAL CLASS): Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondary to provide a reasonable opportunity for growth of capital and income.



    UTILITIES SERIES (INITIAL CLASS): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST is advised by Neuberger Berman Management Inc.



    MID-CAP GROWTH PORTFOLIO: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



    PARTNERS PORTFOLIO: Seeks capital growth by investing mainly in common stocks of mid-to-large capitalization companies using the value-oriented investment approach.



OCC ACCUMULATION TRUST is advised by OpCap Advisors.



    MANAGED PORTFOLIO: Seeks to achieve growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on manager's assessments of the relative outlook for such investments.



OPPENHEIMERFUNDS is advised by OppenheimerFunds, Inc.



    MAIN STREET GROWTH AND INCOME FUND/VA: Seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Invests mainly in common stocks of U.S. companies, and can also invest in other equity securities such as preferred stocks and securities convertible into common stocks.



SCUDDER VIT FUNDS (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST) is advised by Deutsche Asset Management, Inc.



    EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND: The fund seeks to replicate as closely as possible, before expenses, the total return of the Morgan Stanley Capital International

    (MSCI) EAFE-Registered Trademark- Index (EAFE-Registered Trademark- Index) which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.



    EQUITY 500 INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Price Index (S&P 500 Index), which emphasizes stocks of large U. S. companies.



    SMALL CAP INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (Russell 2000 Index), which emphasizes stocks of small U. S. companies.



There is no assurance that the Funds will achieve their investment objectives. Policy owners bear the full investment risk of investments in the Funds selected. Also, take note that during extended periods of low interest rates the yields of Money Market sub-accounts may become extremely low, and possibly negative.



Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectuses for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.


MIXED AND SHARED FUNDING

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policy owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

SUBSTITUTION OF SECURITIES

If the shares of any Fund should no longer be available for investment by the Separate Account, or if in our judgment, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, or for any other reason in our sole discretion, we may substitute shares of another Fund. There will be no substitution of securities in any Sub-Account without prior approval of the Commission. Substitute funds may have higher charges than the funds being replaced.

Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close Sub-Accounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

CHARGES AND FEES


We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, paying certain taxes, assuming certain risks under the Policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.


PREMIUM LOAD

The premium load is deducted from your premium payments. This load represents sales and administrative expenses associated with the startup and maintenance of the policy.

1. Guaranteed Maximum Premium Load

For all cases, the premium load is guaranteed to be no higher than the amounts shown in the following table:

                                  For the Portion of      For the Portion of
                                  Premiums Paid up to     Premiums Paid greater than
                                  Target Premium --       Target Premium --
                                  load as a percentage    load as a percentage
Policy Year(s)                    of that portion         of that portion
------------------------------    --------------------    --------------------------
1                                        12.0%                       5.0%
2-5                                       9.0                        5.0
6 and after                               5.0                        5.0

2. Current Premium Load

The current premium load for cases with average annual planned premiums of $100,000 or greater but less than $500,000, is shown in the following table:

                                  For the Portion of      For the Portion of
                                  Premiums Paid up to     Premiums Paid greater than
                                  Target Premium --       Target Premium --
                                  load as a percentage    load as a percentage
Policy Year(s)                    of that portion         of that portion
------------------------------    --------------------    --------------------------
1                                        10.50%                      2.50%
2-5                                       7.50                       1.50
6-7                                       3.50                       1.50
8 and after                               1.50                       1.50

The current premium load for cases with average annual planned premiums of $500,000 or greater, is shown in the following table:

                                  For the Portion of      For the Portion of
                                  Premiums Paid up to     Premiums Paid greater than
                                  Target Premium --       Target Premium --
                                  load as a percentage    load as a percentage
Policy Year(s)                    of that portion         of that portion
------------------------------    --------------------    --------------------------
1                                        7.50%                       1.00%
2                                        6.00                        1.00
3-5                                      3.50                        1.00
6 and after                              1.50                        1.00

PREMIUM LOAD REFUND

In certain circumstances described below, if you surrender your policy within 60 months after Date of Issue, you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments. To determine the Surrender Value during the premium load refund period the Total Account Value will be reduced by the amount of any Loan Account Value, including accrued interest. That amount would be increased by the applicable credit for the premium load. A decrease in the specified amount in Policy Years 1 or 2 will proportionately decrease the amount of any premium load refund. This refund is not guaranteed and is not available if your Policy is in default. There is no refund after 60 months.

Currently, for cases with average annual planned premiums of $100,000 or greater but less than $500,000, if a policy is surrendered during the first twelve months after the Date of Issue, the refund is 7% of premium paid in the first Policy Year up to the Target Premium and 3% of premium paid in the first Policy Year above Target Premium plus the Premium Tax Charge. For months 13 through 24, the refund is 75% of the First Policy Year refund amount.

Currently, for cases with average annual planned premiums of $500,000 or greater, if a policy is surrendered during the first twelve months after the Date of Issue, the refund is 7.50% of premium paid in the first Policy Year up to the Target Premium and 1% of premium paid in the first Policy Year above Target Premium plus the premium tax charge. For months 13 through 60, the refund is 100% of the First Policy Year refund amount.

PREMIUM TAX CHARGE


An amount equal to the state and municipal taxes associated with premiums received is deducted from premium payments. State premium tax rates vary from 0% to 4%.


CHARGES AND FEES ASSESSED AGAINST THE TOTAL ACCOUNT VALUE

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction is made as of the same day each month, beginning with the Date of Issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance is the portion of the monthly deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges. The Cost of Insurance depends on the Issue Age, risk class of the Insured and the number of Policy Years elapsed and Specified Amount of the Policy.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will begin as of the Date of Issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the Specified Amount of the Policy issued, even if any temporary insurance coverage provided during the underwriting period was for a lesser amount.

The Monthly Deduction also includes a monthly administrative expense charge of $6 currently, guaranteed not to exceed $10 during all Policy Years.

The monthly administrative expense charge is for items such as premium billing and collection, Policy value calculation, confirmations and periodic reports and will not exceed our costs. The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to your Fixed Account and Separate Account Values.

CHARGES AND FEES ASSOCIATED WITH THE VARIABLE FUNDING OPTIONS

MORTALITY AND EXPENSE RISK CHARGE

The Company deducts a daily charge from the assets of Account S for mortality and expense risks assumed by it in connection with the Policy.

Currently, for cases with average annual planned premiums of $100,000 or greater but less than $500,000, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the Separate Account:

                              Annualized Mortality and
         Policy Years         Expense Risk Charge
         ------------         ------------------------
         1-10                 0.70%
         11 and after         0.35

Currently, for cases with annual planned premiums of $500,000 or greater, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the Separate Account:

                              Annualized Mortality and
         Policy Years         Expense Risk Charge
         ------------         ------------------------
         1-10                 0.40%
         11-20                0.20
         21 and after         0.10

The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.80% of average daily net assets on an annualized basis.

REDUCTION OF CHARGES

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners.

POLICY CHOICES

When you buy a Policy, you make several important choices:

- The amount of premium you intend to pay;

- Which life insurance qualification method best suits your needs--Cash Value Accumulation or Guideline Premium;

- Which one of the three Death Benefit Options you would like, and the Premium Accumulation Rate you would like if you choose Death Benefit Option 3;

- The way your net premiums will be allocated to the Funds and/or the Fixed Account.

Each of these choices is described in detail below:

PREMIUM PAYMENTS

Planned Premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Additional Premiums are any premiums you pay in addition to Planned Premiums.

Payment of Minimum Monthly Premiums, Planned Premiums, or Additional Premiums in any amount will not guarantee that your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause your Policy to lapse. The Policy's surrender value must be sufficient to cover the next Monthly Deduction.

At any time, you may increase your Planned Premium by written notice to us, or pay Additional Premiums, except that:

- We may require evidence of insurability if the Additional Premium or the new Planned Premium during the current Policy Year increases the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.

- If you have chosen the Guideline Premium method for life insurance qualification, in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance. (See "Tax Considerations for Policy owners.")

- If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

- If you make a sufficient premium payment when you apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

- After your first premium payment all premiums must be sent to our Administrative Office. Your premium payments received will be allocated as you have directed and amounts allocated to the Funds will be credited at the Accumulation Unit value determined at the end of the business day after each payment is received.

You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Date of Issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. The Date of Issue is the date from which policy years, policy anniversaries and Attained Age are determined. The Date of Coverage is the date on or after the Date of Issue that the initial premium has been paid (1) while the Insured is alive and
(2) prior to any change in health and insurability, as represented in the application. Issue Age is the Insured's age on his/ her birthday closest to the Policy Date of Issue. Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the Date of Issue and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your Net Premium is actually deposited in the Separate Account. (See "Policy Values.")

If we decline an application for a policy we will refund all premium payments made.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"). At the time of purchase, you may choose a Policy which uses either the Guideline Premium test or the Cash Value Accumulation test. Both methods require a life insurance policy to meet minimum ratios of life insurance coverage to Total Account Value. We refer to the ratios as Applicable Percentages. We refer to required life insurance coverage in excess of the Total Account Value as the Death Benefit corridor.

The Applicable Percentages for the Guideline Premium test are 250% through Attained Age 40, decreasing over time to 100% at Attained Age 95 and above. Attained Age is the Issue Age of the Insured increased by the number of Policy Years elapsed. The Guideline Premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified Death Benefit. The Cash Value Accumulation test does not limit premiums which may be paid but has higher required Applicable Percentages. For example, Applicable Percentages for Non-Smokers range from 670% at Attained Age 20 to 350% at Attained Age 40 to 100% at Attained Age 100.

If your primary objective is to pay as much premium as possible into the Policy to target a cash value funding objective, generally a Cash Value Accumulation method policy will best meet your needs, since it generally permits higher premium payments. The choice, however, might result in higher eventual Cost of Insurance charges because of the higher Death Benefit corridor.

In addition, the payment of higher premiums which would be associated with choosing the Cash Value Accumulation method increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limit during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation. (See "Tax Considerations for Policyowners".)

If your primary objective is to maximize the potential for growth in Total Account Value, or to conserve Total Account Value, generally a Guideline Premium Policy will best meet your needs. This is because the Applicable Percentages are lower, resulting in lower Cost of Insurance charges for the smaller required Death Benefit corridor coverage.

If your primary objective is to provide a specified Death Benefit at low cost, then generally there is no difference between the testing methods because the planned premium will be less than the maximum premium limit under the Guideline Premium test and additional Death Benefit insurance coverage may not be necessary under either testing method to comply with the Death Benefit corridor requirements. The Policy's Death Benefit may also be referred to as the Target Face Amount. If a Term Insurance Rider is attached to the Policy, the Target Face Amount is the Term Insurance Rider's Benefit Amount plus the Policy's Death Benefit which is dependent upon the Death Benefit Option in effect.

DEATH BENEFIT OPTIONS

At the time of purchase, you must choose from three available Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The Death Benefit may be affected by partial surrenders. The Death Benefit for all three options will be reduced by the Loan Account Value plus any accrued interest.

Under OPTION 1, the Death Benefit will be the greater of the Specified Amount or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 1 generally provides a level Death Benefit.

Under OPTION 2, the Death Benefit will be the greater of the Specified Amount, plus the Total Account Value or the Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under OPTION 3, the Death Benefit will be the greater of the Specified Amount plus the Accumulated Premium(s) accumulated at the Premium Accumulation Rate or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value but will not exceed the total Death Benefit paid under Option 2. This option may only be selected at issue.

The Accumulated Premium is the sum of all the premiums paid from the Date of Issue accumulated at the Premium Accumulation Rate. You select the Premium Accumulation Rate at issue. Any rate requested in excess of 10% may be subject to additional underwriting.

The choice of Death Benefit Option should be based upon the pattern of Death Benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total Death Benefit need. Option 2 would be chosen to provide a level death benefit in addition to the Policy Total Account Value, and Option 3 would provide a level death benefit for the Specified Amount plus a return of Accumulated Premiums.

Choosing the option which provides the lowest pattern of Death Benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the Total Account Value. Other than providing the appropriate pattern of desired Death Benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options are based upon the amount at risk, the difference between the Death Benefit and the Total Account Value each month.

The same is true for the choice of a Premium Accumulation Rate under Option 3. Choice of a higher Premium Accumulation Rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in Total Account Value.

ALLOCATIONS AND TRANSFERS TO FUNDING OPTIONS

At purchase, you must decide how to allocate your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to or transferring values among the Funds.

Before the Maturity Date, you may transfer Policy values from one Fund to another at any time, or to the Fixed Account. The Company reserves the right to charge $25 for each transfer after the twelfth transfer per year. Within 45 days after each Policy anniversary, and before the Maturity Date, you may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000.


Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined at the end of the Valuation Period after your request is received by our Administrative Office. (See "Accumulation Unit Value.")



LIMITS ON FREQUENT TRANSFERS



The Policy is not designed to serve as a vehicle for frequent trading, in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a Fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect Fund performance through asset swings that decrease the Fund's ability to provide maximum investment return to all Policy owners. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase this Policy.



We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization, individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:



(1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and



(2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one Policy owner at a time.



We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners or harm the Funds.


POLICY VALUES

TOTAL ACCOUNT VALUE

The Total Account Value is the sum of the Fixed Account Value, the Separate Account Value and the Loan Account Value.


We will allocate each Net Premium (the premium paid, less both the premium load and the premium tax charge) to a funding option in the Separate Account and credit it in the form of Accumulation Units. An Accumulation Unit is used to measure the value of a Policyowner's interest in each applicable funding option used to calculate the value of the variable portion of the Total Account Value before election of a settlement option. We will credit each Net Premium we receive after your policy is issued to your Policy at the Accumulation Unit Value for a selected Fund at the end of the business day we receive it. (See "Communications with Lincoln Life" for an explanation of how we determine when we have "received" a premium payment.) The number of Accumulation Units credited is the Net Premium divided by that Accumulation Unit Value. Shares in each Fund you select will be purchased for the Separate Account at the Fund's net asset value next computed after we receive the Net Premium. Since each Fund has its own Accumulation Unit value if you choose a combination of funding options, you will have Accumulation Units credited for each funding option.



Separate Account Value is the sum of values in each Separate Account funding option which is the total number of Accumulation Units times the current Accumulation Unit Value. To that we add any Fixed Account values and any Loan Account Values to arrive at the Policy's Total Account Value. Separate Account Value will be affected by Monthly Deductions.


The number of Accumulation Units you have is not changed by any change in the value of an Accumulation Unit. The number is increased by contributions or transfers and decreased by charges and withdrawals.

There is no guarantee that the Separate Account Value will equal or exceed Net Premiums placed in the Separate Account.

We will notify you annually as to the number of Accumulation Units credited to your Policy for each Fund, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

ACCUMULATION UNIT VALUE


We convert any Net Premium payment allocated to, or Policy Value transferred to a variable Sub-Account into Variable Accumulation Units. Accumulation Units and Settlement Option Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted ("Valuation Day"). On any day other than a Valuation Day, the Accumulation Unit value will not change. A "Valuation Period" is the period starting at the close of trading on the NYSE on a Valuation Day, and ending at the close of trading on the next Valuation Day.


The Variable Accumulation Unit Value for a Variable Sub-Account is determined by:

- multiplying the Fund shares owned by the Variable Sub-Account at the beginning of the business day by the net asset value per share at the end of the business day and adding any dividend or other distribution during the business day; minus

- the daily Variable Sub-Account charges which may include a tax charge or credit; and

- dividing the result of the foregoing subtraction by the number of Variable Accumulation Units for that Variable Sub-Account at the beginning of the business day.


The Accumulation Unit Value is established at the inception of the Sub-Account, at an arbitrary amount. Thereafter, it may increase or decrease from business day to business day to reflect investment experience and fees charged under the Policy.



In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


MATURITY VALUE

The Maturity Date is the Policy Anniversary nearest the Insured's 100th birthday.

The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

SURRENDER VALUE

The Surrender Value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the Total Account Value minus the Loan Account Value and any accrued interest, plus any credit for premium loads paid. All or part of the Surrender Value may be applied to one or more of the Settlement Options. If you make a full surrender, all coverage under the Policy will automatically terminate and may not be reinstated.

POLICY RIGHTS

PARTIAL SURRENDERS

A partial surrender may be made at any time after the first Policy Year. If, at the time of a partial surrender your Total Account Value is attributable to more than one funding option, the transaction charge and the amount paid to you upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

The amount of a partial surrender may not exceed the Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

For an Option 3 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

We will pay you on a full or partial surrender within seven calendar days after we receive your written request, facsimile or internet request at our Administrative Office in satisfactory form. Payment may be postponed if the New York Stock Exchange has been closed or trading has been restricted or an emergency exists. Your payment from the Fixed Account Values may be deferred up to six months except when used to pay premiums to the Company.

The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

If the Specified Amount changes, the Premium required to maintain the Guaranteed Death Benefit also changes. The new required Premium will be determined by the new Specified Amount.

POLICY LAPSE AND REINSTATEMENT

A lapse occurs if your Monthly Deduction is greater than the Policy's Surrender Value and no payment to cover the deduction is made within 61 days of our notifying you, unless your Policy is continued under the Guaranteed Death Benefit.


The Surrender Value may be insufficient to pay the Monthly Deduction because it has been exhausted by earlier deductions; due to poor investment performance, partial surrenders, indebtedness for Policy Loans, substantial reductions in Specified Amount, terms of certain Riders added to the Policy; or because of some combination of these factors.


You can apply for reinstatement within five years after the date of lapse and before the Maturity Date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deductions, plus two additional Monthly Deductions. In the event of reinstatement, the Policy will be reinstated on the monthly deduction day following our approval. The Policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan account value will not be reinstated.

GUARANTEED DEATH BENEFIT

The Guaranteed Death Benefit assures that as long as the Guaranteed Death Benefit premium test, as described below, is met, the Policy will stay in force even if the Surrender Value is insufficient to cover current monthly deductions. The Guaranteed Death Benefit premium is a specified amount of premium required to keep the Policy in force to age 100 of the Insured.

We will test annually to determine if the sum of all premiums paid to date is sufficient to support the guaranteed death benefit then in effect. In order for the guaranteed death benefit to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly guaranteed death benefit premium times the number of months elapsed since the Policy's date of issue.

If these premiums are deficient, the Policy owner will be notified and given 61 days to pay the amount deficient. If the amount deficient is not received within the 61-day period, the guaranteed death benefit will terminate.

The guaranteed death benefit may not be available to all risk classes. If the guaranteed death benefit is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and death benefit options changes may affect the guaranteed death benefit premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual guaranteed death benefit test has been met.

POLICY LOANS

The maximum loan amount is 90% of Total Account Value unless individual state laws require otherwise. The Loan Account Value, which is the loan amount plus interest, reduces any proceeds payable.

Any loan made will be taken proportionally from the amount in each funding option. Repayments on the loan will be allocated in proportion to current premium allocations, and will reduce the Loan Account Value.

The annual rate we charge during any Policy Year will be:

- the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

- 4.8%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year's and decrease only when it would be at least 0.5% lower than the prior Policy Year's.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any unpaid interest is added to the loan.

The Loan Account Value will earn interest at an annual rate equal to the policy loan interest rate less an annual rate, which we call a spread, not to exceed 0.80%. In other words:

Annual Loan Interest earned = policy loan interest rate - spread

Currently, the spread is the following:

- For cases with average annual planned premiums of $100,000 or greater but less than $500,000:

Years 1-10                                                      0.70%
Years 11 and thereafter                                         0.35

- For cases with average annual planned premiums of $500,000 or greater:

Years 1-10                                                      0.40%
Years 11-20                                                     0.20
Years 20 and thereafter                                         0.10

The interest earned by the Loan Account Value will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

POLICY CHANGES

You may make changes to your Policy as described below by submitting a written request to our Administrative Office in a form satisfactory to us.

INCREASES: You may increase the Specified Amount of your Policy at any time subject to satisfactory evidence of insurability which may be required.

DECREASES: Generally, you may decrease the Specified Amount of your Policy with our consent; however, no decrease may reduce the Specified Amount below the minimum for the type of Policy (see "Death Benefit Options"), and the availability of decreases before the fifth Policy Year may be subject to approval of this feature by state regulatory agencies and is subject to the Company's satisfaction that the decrease is intended to meet a legitimate, non-insurance related business need of the Policy owner.

- Changes from Option 1 to Option 2 are allowed at any time. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.

- Changes from Option 2 to Option 1 are allowed at any time. The new Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.

- Changes from Option 3 to Option 1 are allowed at any time. The Specified Amount will be increased to equal the Specified Amount prior to the change plus the lesser of the Accumulated Premiums or the Total Account Value at the time of the change.

- Changes from Option 3 to Option 2 are allowed at any time. The Specified Amount will be reduced to equal the Specified Amount prior to the change minus the greater of zero or the difference between the Total Account Value and the sum of the Accumulated Premiums at the time of the change.

- Changes from Options 1 or 2 to Option 3 are not allowed.

Increases in the Specified Amount will increase the Guaranteed Death Benefit Premium and decreases will decrease this premium. The premium required to maintain the Guaranteed Death Benefit will be based on the new Specified Amount.

RIGHT TO EXAMINE THE POLICY

The Policy has a "Right to Examine Period" during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days after you receive the Policy. Some states provide a longer period of time to exercise these rights. Your Policy will indicate if you have more than 10 days to review the Policy. If you return (cancel) the Policy, we will pay a refund of (1) the difference between payments made and amounts allocated to the Separate Account, plus (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus (3) any fees imposed on the amounts allocated to the Separate Account. However, some state laws require that the refund be equal to all premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums you paid by check may be delayed until the check clears your bank.

DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the Settlement Options or such options as we may choose to make available in the future. Payment of the Death Benefit may be delayed if the Policy is being contested.

POLICY SETTLEMENT

SETTLEMENT OPTIONS

Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the Settlement Options.

Upon the death of the Insured the proceeds of the Policy will be paid to the Beneficiary(ies) in the form of an annuity in Settlement Option 1, 2 or 3 if the Beneficiary(ies) so elect. An annuity is a series of payments for a definite period of time or for the life of an individual. For Settlement Option 4, payments of requested amounts are made at the request of the Payee or payments may be through one of the other available Settlement Options.

All or part of the Proceeds of this Policy may be applied, under one or more of the options described below. An election shall be made by written request to our Administrative Office. The Payee of Proceeds may make this election if no prior election has been made.

The Payee must designate whether the payments will be:

- on a fixed basis

- on a variable basis, or

- a combination of fixed and variable.

Variable Settlement Options will be supported by the then available Funds of the Company's Variable Annuity Account N (Account N), a separate account very similar to the Separate Account, except that Account N supports variable annuity benefits rather than variable life insurance benefits. We will provide an Account N prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the cost and expenses of such Funds and the charges imposed on Account N. The available Funds may be and the charges imposed on Account N are expected to be different from those that relate to the Separate Account prior to commencement of a Settlement Option. Accordingly, you should review the Account N prospectus, as well as prospectuses for Account N's underlying Funds, prior to selecting any variable payment Settlement Option. A minimum monthly payment of $50 from each funding option will be required.

You make transfers among Funds while receiving payments on a variable basis under our administrative procedures in effect at the time. Currently, we limit the number of transfers to three per calendar year, but we can change this limit in the future.

If no designation is made, the Separate Account Value shall be used to provide a variable payment, and the Fixed Account Value shall be used to provide a fixed payment.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

ANNUITY PAYMENT OPTIONS:

OPTION 1 -- LIFE ANNUITY/LIFE ANNUITY WITH GUARANTEED PERIOD -- Fixed and/or variable annuity payments will be made for the lifetime of the Annuitant with no certain period, or life and a 10 year certain period, or life and a 20 year certain period.

OPTION 2 -- UNIT REFUND LIFE ANNUITY -- Variable annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if
(a) the number of the Fund settlement option annuity units initially purchased (determined by dividing the total dollar amount applied to purchase this settlement option by the Fund settlement option annuity unit value on the Annuity Commencement Date) is greater than (b) the number of Fund settlement option annuity units paid as part of each variable annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the number of Fund settlement option annuity units determined by (a) minus (b) will be made. The refund payment value will be determined using the Fund settlement option annuity unit value on the Valuation Date on which the death claim is approved by us for payment after we have received (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

OPTION 3 -- CASH REFUND LIFE ANNUITY -- Fixed annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if (a) the total dollar amount applied to purchase this option is greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the dollar amount of (a) minus (b) will be made. The refund payment will be made on the Valuation Date on which the death claim is approved by us for payment after we are in receipt of (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

OPTION 4 -- JOINT LIFE ANNUITY/JOINT LIFE ANNUITY WITH GUARANTEED PERIOD -- Fixed and/or variable payments will be made during the joint life of the Annuitant and a Joint Annuitant of the Owner's choice. Payments will be made for life with no certain period, or life and a 10 year certain period, or life and a 20 year certain period. Payments continue for the life of the survivor at the death of the Annuitant or Joint Annuitant.

Other Options--other options may be available as agreed upon in writing by us.


RIDERS



We may offer you Riders to the Policy from time to time. Riders may alter the benefits or charges in your Policy, they may vary by state of issue, and their election may have tax consequences for you. Also, if you elect a particular Rider, it may restrict the term of your Policy, or of other Riders in force. Riders may be available other than those listed here.

TERM INSURANCE RIDER


The Policy can be issued with a Term Insurance Rider as a portion of the total Death Benefit. The Rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless explicitly canceled by the Policy owner. The Rider provides a vehicle for short-term insurance protection for Policy owners who desire lower required premiums under the Policy, in anticipation of growth in Total Account Value to fund life insurance coverage in later Policy Years. However, term coverage does not have an associated Account Value. The amount of coverage provided under the Rider's Benefit Amount varies from month to month.

The Benefit Amount is the Target Face Amount minus the Specified Amount. However, if the Death Benefit of the Policy is defined as a percentage of the Total Account Value, the Benefit Amount is zero.

The cost of the Rider is added to the Monthly Deductions, and is based on the Insured's premium class, Issue Age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy Year.

If the Policy's Death Benefit increases as a result of an increase in Total Account Value (see "Life Insurance Qualification"), the Rider's Target Death Benefit will be reduced by an equivalent amount to maintain the total desired Death Benefit.


The Rider's Death Benefit is included in the total Death Benefit paid under the Policy. (See "Death Benefit Options.")


THE COMPANY

The Company is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

DIRECTORS AND OFFICERS OF LINCOLN LIFE

The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802, and each has been employed by Lincoln Life or its affiliates for more than 5 years.


     Name, Address and
Position(s) with Registrant            Principal Occupations Last Five Years
----------------------------      -----------------------------------------------
JON A. BOSCIA                     Chief Executive Officer and Chairman of the
PRESIDENT AND DIRECTOR            Board of Directors [3/01-present] Lincoln
1500 Market Street                National Corporation; President and Director
Suite 3900                        [12/99-present] The Lincoln National Life
Philadelphia, PA 19102            Insurance Company. Formerly: President, Chief
                                  Executive Officer and Director [1/98-3/01],
                                  Lincoln National Corporation; President, Chief
                                  Executive Officer and Director [10/96-1/98],
                                  The Lincoln National Life Insurance Company.

JANET CHRZAN                      Senior Vice President and Chief Financial
SENIOR VICE PRESIDENT AND         Officer [4/00-present], Formerly: Vice
CHIEF FINANCIAL OFFICER           President and Treasurer [8/95-4/00], The
                                  Lincoln National Life Insurance Company.

     Name, Address and
Position(s) with Registrant            Principal Occupations Last Five Years
----------------------------      -----------------------------------------------
JOHN H. GOTTA                     Chief Executive Officer of Life Insurance,
CHIEF EXECUTIVE OFFICER OF        Executive Vice President, Assistant Secretary
LIFE INSURANCE, EXECUTIVE         and Director [12/99-present]. Formerly: Senior
VICE PRESIDENT, ASSISTANT         Vice President and Assistant Secretary
SECRETARY AND DIRECTOR            [4/98-12/99], Senior Vice President
350 Church Street                 [2/98-4/98], Vice President and General Manager
Hartford, CT 06103                [1/98-2/98], The Lincoln National Life
                                  Insurance Company; Senior Vice President
                                  [3/96-12/97], Connecticut General Life
                                  Insurance Company.

CHARLES E. HALDEMAN, JR.          Director [7/00-present], The Lincoln National
DIRECTOR                          Life Insurance Company; President, Chief
One Commerce                      Executive Officer and Director [1/00-present],
2005 Market Street                Lincoln National Investment Companies,
Philadelphia, PA 19103            Incorporated; President, Chief Executive
                                  Officer and Director [1/00-present], Delaware
                                  Management Holdings, Incorporated; President
                                  and Director [7/00-present], Lincoln Investment
                                  Management, Incorporated. Formerly: President
                                  and Chief Operating Officer [2/98-1/00], United
                                  Asset Management Corporation; Director and
                                  Partner 1/85-12/99], Cooke & Bieler,
                                  Incorporated.

J. MICHAEL HEMP                   President and Director [7/97-present], Lincoln
SENIOR VICE PRESIDENT             Financial Advisors Incorporated; Senior Vice
350 Church Street                 President [formerly Vice President]
Hartford, CT 06103                [10/95-present], The Lincoln National Life
                                  Insurance Company.

BARBARA S. KOWALCZYK              Senior Vice President, Corporation Planning
DIRECTOR                          [5/94-present], Lincoln National Corporation;
Centre Square                     Director and Member of the Investment Committee
West Tower                        [12/01-present], The Lincoln National Life
1500 Market Street                Insurance Company, Senior Vice President and
Suite 3900                        Director [present] Lincoln National Management
Philadelphia, PA 19102            Corporation; Director [present], Lincoln Life &
                                  Annuity Company of New York.

GARY W. PARKER                    Senior Vice President and Chief Product Officer
SENIOR VICE PRESIDENT AND         [3/00-present], Vice President, Product
CHIEF PRODUCT OFFICER             Management [7/98-3/00], The Lincoln National
350 Church Street                 Life Insurance Company. Formerly: Senior Vice
Hartford, CT 06103                President, Life Products [10/97-6/98], Vice
                                  President, Marketing Services [9/89-10/97],
                                  Life of Virginia.

SEE YENG QUEK                     Chief Investment Officer and Director
CHIEF INVESTMENT OFFICER AND      [5/01-present], The Lincoln National Life
DIRECTOR                          Insurance Company; Senior Vice President
One Commerce Square               [8/00-present], Delaware Investments. Formerly:
Philadelphia, PA 19103            Vice President [2/93-7/00], Conseco Capital
                                  Management, Incorporated.

LORRY J. STENSRUD                 Chief Executive Officer of Annuities, Executive
CHIEF EXECUTIVE OFFICER OF        Vice President and Director [6/00-present], The
ANNUITIES, EXECUTIVE VICE         Lincoln National Life Insurance Company.
PRESIDENT AND DIRECTOR            Formerly: President and Chief Executive Officer
                                  [6/95-6/00], Cova Life Insurance (Xerox Life).

RICHARD C. VAUGHAN                Executive Vice President and Chief Financial
DIRECTOR                          Officer [1/95-present], Formerly: Senior Vice
Centre Square                     President and Chief Financial Officer
West Tower                        [6/92-1/95], Lincoln National Corporation.
1500 Market Street
Suite 3900
Philadelphia, PA 19102

ADDITIONAL INFORMATION

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send you a report containing the following information:

- a statement of changes in the Total Account Value and Surrender Value since the prior report or since the Date of Issue, if there has been no prior report. This includes a statement of Monthly Deductions and investment results and any interest earnings for the report period;

- Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

- a projection of the Total Account Value, Loan Account Value and Surrender Value as of the succeeding Policy Anniversary.

If you have Policy values funded in a Separate Account you will receive, in addition, such periodic reports as may be required by the Commission.

Some state laws require additional reports; these requirements vary from state to state.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100. The result is the number of votes you may direct. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of Fund shares which each Policy owner is entitled to direct a vote is determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting. Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through the Separate Account.

Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of a Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determined that the change would have an adverse effect on the Separate Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy owners.

FUND PARTICIPATION AGREEMENTS


In order to make the Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, Lincoln Life must perform certain administrative services for the Fund advisors or distributors. For these administrative functions, Lincoln Life may be compensated by the Fund at annual rates of between .15% and .35% of the assets attributable to the Policies.


STATE REGULATION

We are subject to regulation and supervision by the Insurance Department of the state of Indiana, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Indiana and in other jurisdictions where they are offered.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.


Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.


After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

THE REGISTRATION STATEMENT

A Registration Statement under the 1933 Act has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.

DISTRIBUTION OF THE POLICIES

Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Principal Underwriter has overall responsibility for establishing a selling plan for the Policies. Our principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802.


The Policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among those are Lincoln Financial Advisors Corporation and Lincoln Financial Distributors, both of whom are our affiliates. Registered representatives may receive commission and service fees up to 35% of the first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, Lincoln Life may pay equivalent amounts over time based on Accumulation Value. Registered representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, prizes, awards, training and education meetings.



Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of Policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with the Registered Representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.



All compensation is paid from our resources, which include fees and charges imposed under the Policy.


RECORDS AND ACCOUNTS

Andesa, TPA, Inc., Suite 502, 1621 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Funds shares held in the Separate Account will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.

EXPERTS


The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports also appearing elsewhere in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Actuarial matters included in this Prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the Registration Statement.



Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to the Registration Statement.


ADVERTISING

Lincoln Life is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. Lincoln Life may advertise these ratings from time to time. In addition, Lincoln Life may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, Lincoln Life may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

TAX ISSUES


INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.


TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

COMMUNICATIONS WITH LINCOLN LIFE

PROPER WRITTEN FORM


Whenever this Prospectus refers to a communication "in proper written form," it means a written document, in form and substance reasonably satisfactory to us, received at the Administrative Office. You may also send your communication by facsimile to the Administrative Office. We will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper written form may require, among other things, a signature guarantee or some other proof of authenticity.



RECEIPT OF WRITTEN COMMUNICATIONS



Once your Policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this Prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day; payments or requests received on or after 4:00 p.m. Eastern time on a business day will normally be effective as of the end of the next business day.



ELECTRONIC COMMUNICATIONS



We allow electronic transactions only when you provide us proper written authorization. To effect a permitted transaction using electronic means, the Owner, or his/her authorized representative, may have to provide the following:
Policy number, partial Social Security number, and/or such other information as we may require to verify the identity and authority of the initiator. We disclaim all liability for losses and other consequences resulting from unauthorized or fraudulent electronic transactions. In addition, we are not responsible for the consequences of instructions that fail to reach us in a timely manner. The Company believes that the procedures as stated above are reasonable and acknowledges that, if it does not follow these procedures, it may be liable for such losses.



Please note that telephone, facsimile and/or Internet access may not always be available. Any telephone, facsimile or Internet hookup, whether it is yours, your service provider's or your agent's, can experience outages or slowdowns arising from a variety of causes not of our making. These outages or slowdowns may result in delayed or lost instructions from you, and we will not be responsible for these "failed" transmissions. If you are experiencing problems, you should send your request in writing to our Administrative Office.


MISCELLANEOUS POLICY PROVISIONS

The Policy, including riders, which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.

PAYMENT OF BENEFITS

All benefits are payable by us. We may require submission of the Policy before we grant loans, make changes or pay benefits.

AGE

If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.

INCONTESTABILITY

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's Date of Issue.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

SUICIDE

In most states, if the Insured commits suicide within two years from the Date of Issue, the only benefit paid will be the sum of:

a)  premiums paid less amounts allocated to the Separate Account; and

b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

COVERAGE BEYOND MATURITY

We will continue coverage beyond the Maturity Date if: (1) your Cash Surrender Value remains positive; and (2) you do not select a Settlement Option under the policy. The Maturity Date for this Policy is the Policy Anniversary nearest the Insured's 100th birthday.

Under Coverage Beyond Maturity, at the Maturity Date we will transfer the Separate Account Value to the Fixed Account. We will then continue to pay interest on the Total Account Value of the Policy as described in Policy Values--Interest Credited.

Where permitted by law we will continue to charge you Monthly Deductions, except that we will not charge you any Cost of Insurance. In addition, Loan Interest on any loans outstanding on the Maturity Date will continue to accrue. Coverage Beyond Maturity is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available once this Coverage Beyond Maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the Maturity Date. Therefore, you should consult your tax advisor before the Policy becomes eligible for Coverage Beyond Maturity.

NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

                                   APPENDIX A

ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND SURRENDER VALUES.


The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the variable funding options. The tables show how the Death Benefit, Total Account Values and Surrender Values of a Policy issued with an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross after tax annual rate of 0%, 6%, and 12%, respectively. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6%, or 12% over a period of years. However, it may fluctuate above and below those averages throughout the years shown. In that case, the actual Total Account Values, Surrender Values and Death Benefit Proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated Premium.


Tables I, II, VII and VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for fully underwritten issue. Tables III, IV, IX and X illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables V, VI, XI and XII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for simplified issue underwriting. Tables I through VI show values under the Guideline Premium Test for the definition of life insurance, and Tables VII through XII show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over a designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, V, VII, IX and XI assume the maximum Cost of Insurance allowable under the Policy is charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.80% on an annual basis, the maximum allowable premium load of 12% up to the first year's Target Premium and 5% over the Target Premium, are assessed in the first Policy Year; the maximum allowable premium load of 9% up to the second year's Target Premium and 5% over the Target Premium, are assessed in the second through fifth Policy Year and 5% on all premium in all Policy years thereafter.

Tables II, IV, VI, VIII, X and XII assume that the current scale of Cost of Insurance rates applies during all policy years. These tables also assume the current mortality and expense risk charge of 0.40% on an annual basis for the first 10 policy years, 0.20% for policy years 11-20, and 0.10% for policy years 11 and thereafter, the current premium load of 7.50% up to the first policy year's target premium and 1.0% over the target premium, the current premium load of 6.0% up to the second policy year's target premium and 1.0% over the target premium, the current premium load of 3.50% up to the third through the fifth years' target premiums and 1.0% over the target premiums, the current premium load of 1.50% up to the sixth and later years' target premiums and 1.0% over the target premiums.

The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See individual prospectuses for each Fund for more information.


In addition, these values reflect the application of the mortality and expense risk charge, premium load and an assumed premium tax charge of 2.20% on all premium. After deduction of these amounts, the illustrated net annual return is -1.62%, 4.38% and 10.38% on a maximum charge basis for all years. The illustrated net annual return on a current charge basis is -1.22%, 4.78% and 10.78% for Policy Years 1-10, -1.02%, 4.98% and 10.98% for Policy Years 11-20
and -0.92%, 5.08% and 11.08% for years 21+.



The amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of .82% of the daily net asset value of the Variable Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 2001.


The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Account S, and if no Policy loans have been made. The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    TABLE I
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       502,000     502,000      502,000      6,196        6,639        7,082
 2                         21,525       502,000     502,000      502,000     12,446       13,738       15,087
 3                         33,101       502,000     502,000      502,000     18,446       21,002       23,777
 4                         45,256       502,000     502,000      502,000     24,200       28,438       33,231
 5                         58,019       502,000     502,000      502,000     29,687       36,034       43,509

 6                         71,420       502,000     502,000      502,000     35,295       44,208       55,143
 7                         85,491       502,000     502,000      502,000     40,603       52,547       67,818
 8                        100,266       502,000     502,000      502,000     45,590       61,041       81,637
 9                        115,779       502,000     502,000      502,000     50,226       69,668       96,708
10                        132,068       502,000     502,000      502,000     54,484       78,413      113,161

15                        226,575       502,000     502,000      502,000     69,640      123,906      222,858
20                        347,193       502,000     502,000      502,000     71,733      171,647      405,753
25                        501,135       502,000     502,000      823,772     51,931      218,672      710,149
30                        697,608             0     502,000    1,283,235          0      261,858    1,199,285

20 (Age 65)               347,193       502,000     502,000      502,000     71,733      171,647      405,753

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       6,196        6,639        7,082
 2                      12,446       13,738       15,087
 3                      18,446       21,002       23,777
 4                      24,200       28,438       33,231
 5                      29,687       36,034       43,509
 6                      35,295       44,208       55,143
 7                      40,603       52,547       67,818
 8                      45,590       61,041       81,637
 9                      50,226       69,668       96,708
10                      54,484       78,413      113,161
15                      69,640      123,906      222,858
20                      71,733      171,647      405,753
25                      51,931      218,672      710,149
30                           0      261,858    1,199,285
20 (Age 65)             71,733      171,647      405,753


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE II
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       502,000     502,000      502,000       7,818       8,325        8,832
 2                         21,525       502,000     502,000      502,000      15,590      17,104       18,680
 3                         33,101       502,000     502,000      502,000      23,385      26,435       29,738
 4                         45,256       502,000     502,000      502,000      30,930      36,059       41,836
 5                         58,019       502,000     502,000      502,000      38,257      46,022       55,127

 6                         71,420       502,000     502,000      502,000      45,595      56,583       69,997
 7                         85,491       502,000     502,000      502,000      52,764      67,583       86,425
 8                        100,266       502,000     502,000      502,000      59,781      79,063      104,605
 9                        115,779       502,000     502,000      502,000      66,640      91,041      124,733
10                        132,068       502,000     502,000      502,000      73,291     103,498      146,988

15                        226,575       502,000     502,000      502,000     103,194     174,474      301,900
20                        347,193       502,000     502,000      690,365     125,690     262,046      565,873
25                        501,135       502,000     502,000    1,173,701     143,418     378,108    1,011,812
30                        697,608       502,000     570,623    1,882,793     149,768     533,293    1,759,619

20 (Age 65)               347,193       502,000     502,000      690,365     125,690     262,046      565,873

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        9,218       9,725       10,232
 2                       17,790      19,304       20,880
 3                       26,085      29,135       32,438
 4                       33,730      38,859       44,636
 5                       40,757      48,522       57,627
 6                       47,395      58,383       71,797
 7                       53,464      68,283       87,125
 8                       59,781      79,063      104,605
 9                       66,640      91,041      124,733
10                       73,291     103,498      146,988
15                      103,194     174,474      301,900
20                      125,690     262,046      565,873
25                      143,418     378,108    1,011,812
30                      149,768     533,293    1,759,619
20 (Age 65)             125,690     262,046      565,873


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE III
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       502,000     502,000      502,000      6,196        6,639        7,082
 2                         21,525       502,000     502,000      502,000     12,446       13,738       15,087
 3                         33,101       502,000     502,000      502,000     18,446       21,002       23,777
 4                         45,256       502,000     502,000      502,000     24,200       28,438       33,231
 5                         58,019       502,000     502,000      502,000     29,687       36,034       43,509

 6                         71,420       502,000     502,000      502,000     35,295       44,208       55,143
 7                         85,491       502,000     502,000      502,000     40,603       52,547       67,818
 8                        100,266       502,000     502,000      502,000     45,590       61,041       81,637
 9                        115,779       502,000     502,000      502,000     50,226       69,668       96,708
10                        132,068       502,000     502,000      502,000     54,484       78,413      113,161

15                        226,575       502,000     502,000      502,000     69,640      123,906      222,858
20                        347,193       502,000     502,000      502,000     71,733      171,647      405,753
25                        501,135       502,000     502,000      823,772     51,931      218,672      710,149
30                        697,608             0     502,000    1,283,235          0      261,858    1,199,285

20 (Age 65)               347,193       502,000     502,000      502,000     71,733      171,647      405,753

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       6,196        6,639        7,082
 2                      12,446       13,738       15,087
 3                      18,446       21,002       23,777
 4                      24,200       28,438       33,231
 5                      29,687       36,034       43,509
 6                      35,295       44,208       55,143
 7                      40,603       52,547       67,818
 8                      45,590       61,041       81,637
 9                      50,226       69,668       96,708
10                      54,484       78,413      113,161
15                      69,640      123,906      222,858
20                      71,733      171,647      405,753
25                      51,931      218,672      710,149
30                           0      261,858    1,199,285
20 (Age 65)             71,733      171,647      405,753


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE IV
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       502,000     502,000      502,000       7,623       8,123        8,624
 2                         21,525       502,000     502,000      502,000      15,205      16,694       18,246
 3                         33,101       502,000     502,000      502,000      22,853      25,851       29,097
 4                         45,256       502,000     502,000      502,000      30,327      35,366       41,044
 5                         58,019       502,000     502,000      502,000      37,632      45,267       54,219

 6                         71,420       502,000     502,000      502,000      44,970      55,784       68,982
 7                         85,491       502,000     502,000      502,000      52,138      66,736       85,290
 8                        100,266       502,000     502,000      502,000      59,134      78,144      103,317
 9                        115,779       502,000     502,000      502,000      65,943      90,021      123,248
10                        132,068       502,000     502,000      502,000      72,546     102,373      145,287

15                        226,575       502,000     502,000      502,000     102,447     172,972      298,920
20                        347,193       502,000     502,000      684,179     124,944     260,032      560,803
25                        501,135       502,000     502,000     1163,867     142,655     375,352     1003,334
30                        697,608       502,000     566,688     1867,592     148,937     529,615     1745,413

20 (Age 65)               347,193       502,000     502,000      684,179     124,944     260,032      560,803

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        9,023       9,523       10,024
 2                       17,405      18,894       20,446
 3                       25,553      28,551       31,797
 4                       33,127      38,166       43,844
 5                       40,132      47,767       56,719
 6                       46,770      57,584       70,782
 7                       52,838      67,436       85,990
 8                       59,134      78,144      103,317
 9                       65,943      90,021      123,248
10                       72,546     102,373      145,287
15                      102,447     172,972      298,920
20                      124,944     260,032      560,803
25                      142,655     375,352     1003,334
30                      148,937     529,615     1745,413
20 (Age 65)             124,944     260,032      560,803


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE V
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       502,000     502,000      502,000      6,196        6,639        7,082
 2                         21,525       502,000     502,000      502,000     12,446       13,738       15,087
 3                         33,101       502,000     502,000      502,000     18,446       21,002       23,777
 4                         45,256       502,000     502,000      502,000     24,200       28,438       33,231
 5                         58,019       502,000     502,000      502,000     29,687       36,034       43,509

 6                         71,420       502,000     502,000      502,000     35,295       44,208       55,143
 7                         85,491       502,000     502,000      502,000     40,603       52,547       67,818
 8                        100,266       502,000     502,000      502,000     45,590       61,041       81,637
 9                        115,779       502,000     502,000      502,000     50,226       69,668       96,708
10                        132,068       502,000     502,000      502,000     54,484       78,413      113,161

15                        226,575       502,000     502,000      502,000     69,640      123,906      222,858
20                        347,193       502,000     502,000      502,000     71,733      171,647      405,753
25                        501,135       502,000     502,000      823,772     51,931      218,672      710,149
30                        697,608             0     502,000    1,283,235          0      261,858    1,199,285

20 (Age 65)               347,193       502,000     502,000      502,000     71,733      171,647      405,753

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       6,196        6,639        7,082
 2                      12,446       13,738       15,087
 3                      18,446       21,002       23,777
 4                      24,200       28,438       33,231
 5                      29,687       36,034       43,509
 6                      35,295       44,208       55,143
 7                      40,603       52,547       67,818
 8                      45,590       61,041       81,637
 9                      50,226       69,668       96,708
10                      54,484       78,413      113,161
15                      69,640      123,906      222,858
20                      71,733      171,647      405,753
25                      51,931      218,672      710,149
30                           0      261,858    1,199,285
20 (Age 65)             71,733      171,647      405,753


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE VI
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       502,000     502,000      502,000       7,969       8,480        8,992
 2                         21,525       502,000     502,000      502,000      15,792      17,321       18,914
 3                         33,101       502,000     502,000      502,000      23,585      26,664       29,998
 4                         45,256       502,000     502,000      502,000      31,128      36,299       42,125
 5                         58,019       502,000     502,000      502,000      38,454      46,275       55,448

 6                         71,420       502,000     502,000      502,000      45,789      56,849       70,353
 7                         85,491       502,000     502,000      502,000      52,957      67,863       86,821
 8                        100,266       502,000     502,000      502,000      59,972      79,357      105,046
 9                        115,779       502,000     502,000      502,000      66,830      91,351      125,224
10                        132,068       502,000     502,000      502,000      73,510     103,854      147,562

15                        226,575       502,000     502,000      502,000     103,986     175,526      303,423
20                        347,193       502,000     502,000      694,187     127,785     264,523      569,006
25                        501,135       502,000     502,000     1181,354     148,376     383,073    1,018,409
30                        697,608       502,000     578,572    1,897,066     159,464     540,721    1,772,958

20 (Age 65)               347,193       502,000     502,000      694,187     127,785     264,523      569,006

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        9,369       9,880       10,392
 2                       17,992      19,521       21,114
 3                       26,285      29,364       32,698
 4                       33,928      39,099       44,925
 5                       40,954      48,775       57,948
 6                       47,589      58,649       72,153
 7                       53,657      68,563       87,521
 8                       59,972      79,357      105,046
 9                       66,830      91,351      125,224
10                       73,510     103,854      147,562
15                      103,986     175,526      303,423
20                      127,785     264,523      569,006
25                      148,376     383,073    1,018,409
30                      159,464     540,721    1,772,958
20 (Age 65)             127,785     264,523      569,006


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE VII
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       467,500     467,500      467,500      19,061      20,284       21,508
 2                         53,813       467,500     467,500      467,500      38,489      42,184       46,028
 3                         82,753       467,500     467,500      467,500      57,542      64,997       73,066
 4                        113,141       467,500     467,500      467,500      76,235      88,784      102,914
 5                        145,048       467,500     467,500      467,500      94,564     113,588      135,884

 6                        178,550       467,500     467,500      467,500     113,528     140,523      173,452
 7                        213,728       467,500     467,500      541,243     132,127     168,651      214,682
 8                        224,414       467,500     467,500      573,638     127,368     173,648      234,291
 9                        235,635       467,500     467,500      607,949     122,416     178,698      255,594
10                        247,417       467,500     467,500      644,299     117,239     183,786      278,718

15                        315,773       467,500     467,500      861,662      87,081     209,669      427,263
20                        403,015       467,500     467,500    1,151,582      45,615     235,253      648,333
25                        514,361             0     467,500    1,537,672           0     257,013      970,241
30                        656,470             0     467,500    2,049,549           0     269,138    1,431,177

20 (Age 65)               403,015       467,500     467,500    1,151,582      45,615     235,253      648,333

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       19,061      20,284       21,508
 2                       38,489      42,184       46,028
 3                       57,542      64,997       73,066
 4                       76,235      88,784      102,914
 5                       94,564     113,588      135,884
 6                      113,528     140,523      173,452
 7                      132,127     168,651      214,682
 8                      127,368     173,648      234,291
 9                      122,416     178,698      255,594
10                      117,239     183,786      278,718
15                       87,081     209,669      427,263
20                       45,615     235,253      648,333
25                            0     257,013      970,241
30                            0     269,138    1,431,177
20 (Age 65)              45,615     235,253      648,333


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE VIII
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       467,500     467,500      467,500      21,298      22,621       23,945
 2                         53,813       467,500     467,500      467,500      42,651      46,664       50,838
 3                         82,753       467,500     467,500      467,500      64,288      72,446       81,266
 4                        113,141       467,500     467,500      467,500      85,576      99,389      114,921
 5                        145,048       467,500     467,500      467,500     106,552     127,593      152,207

 6                        178,550       467,500     467,500      503,997     127,747     157,682      194,079
 7                        213,728       467,500     477,122      605,537     148,685     189,249      240,184
 8                        224,414       467,500     482,472      647,455     145,507     197,056      264,440
 9                        235,635       467,500     488,044      692,504     142,281     205,184      291,143
10                        247,417       467,500     493,793      740,864     138,962     213,610      320,491

15                        315,773       467,500     529,109    1,048,826     121,064     262,363      520,070
20                        403,015       467,500     568,365    1,488,601      97,091     319,986      838,072
25                        514,361       467,500     622,023    2,151,939      67,743     392,484    1,357,832
30                        656,470       467,500     686,064    3,134,999      23,608     479,071    2,189,136

20 (Age 65)               403,015       467,500     568,365    1,488,601      97,091     319,986      838,072

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       24,798      26,121       27,445
 2                       48,151      52,164       56,338
 3                       71,038      79,196       88,016
 4                       92,576     106,389      121,921
 5                      112,802     133,843      158,457
 6                      132,247     162,182      198,579
 7                      150,435     190,999      241,934
 8                      145,507     197,056      264,440
 9                      142,281     205,184      291,143
10                      138,962     213,610      320,491
15                      121,064     262,363      520,070
20                       97,091     319,986      838,072
25                       67,743     392,484    1,357,832
30                       23,608     479,071    2,189,136
20 (Age 65)              97,091     319,986      838,072


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE IX
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       467,500     467,500      467,500      19,061      20,284       21,508
 2                         53,813       467,500     467,500      467,500      38,489      42,184       46,028
 3                         82,753       467,500     467,500      467,500      57,542      64,997       73,066
 4                        113,141       467,500     467,500      467,500      76,235      88,784      102,914
 5                        145,048       467,500     467,500      467,500      94,564     113,588      135,884

 6                        178,550       467,500     467,500      467,500     113,528     140,523      173,452
 7                        213,728       467,500     467,500      541,243     132,127     168,651      214,682
 8                        224,414       467,500     467,500      573,638     127,368     173,648      234,291
 9                        235,635       467,500     467,500      607,949     122,416     178,698      255,594
10                        247,417       467,500     467,500      644,299     117,239     183,786      278,718

15                        315,773       467,500     467,500      861,662      87,081     209,669      427,263
20                        403,015       467,500     467,500    1,151,582      45,615     235,253      648,333
25                        514,361             0     467,500    1,537,672           0     257,013      970,241
30                        656,471             0     467,500    2,054,655           0     270,636    1,434,743

20 (Age 65)               403,015       467,500     467,500    1,151,582      45,615     235,253      648,333

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       19,061      20,284       21,508
 2                       38,489      42,184       46,028
 3                       57,542      64,997       73,066
 4                       76,235      88,784      102,914
 5                       94,564     113,588      135,884
 6                      113,528     140,523      173,452
 7                      132,127     168,651      214,682
 8                      127,368     173,648      234,291
 9                      122,416     178,698      255,594
10                      117,239     183,786      278,718
15                       87,081     209,669      427,263
20                       45,615     235,253      648,333
25                            0     257,013      970,241
30                            0     270,636    1,434,743
20 (Age 65)              45,615     235,253      648,333


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE X
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       467,500     467,500      467,500      21,122      22,439       23,758
 2                         53,813       467,500     467,500      467,500      42,309      46,302       50,454
 3                         82,753       467,500     467,500      467,500      63,823      71,936       80,708
 4                        113,141       467,500     467,500      467,500      85,053      98,791      114,240
 5                        145,048       467,500     467,500      467,500     106,013     126,943      151,430

 6                        178,550       467,500     467,500      501,760     127,209     156,996      193,218
 7                        213,728       467,500     475,299      603,132     148,147     188,526      239,230
 8                        224,414       467,500     480,580      644,826     144,954     196,283      263,367
 9                        235,635       467,500     486,044      689,571     141,691     204,343      289,910
10                        247,417       467,500     491,689      737,605     138,336     212,700      319,081

15                        315,773       467,500     526,824     1044,157     120,437     261,231      517,755
20                        403,015       467,500     565,908    1,481,970      96,464     318,602      834,339
25                        514,361       467,500     619,329     2142,343      67,102     390,784     1351,777
30                        656,470       467,500     683,066    3,120,902      22,901     476,977    2,179,292

20 (Age 65)               403,015       467,500     565,908    1,481,970      96,464     318,602      834,339

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       24,622      25,939       27,258
 2                       47,809      51,802       55,954
 3                       70,573      78,686       87,458
 4                       92,053     105,791      121,240
 5                      112,263     133,193      157,680
 6                      131,709     161,496      197,718
 7                      149,897     190,276      240,980
 8                      144,954     196,283      263,367
 9                      141,691     204,343      289,910
10                      138,336     212,700      319,081
15                      120,437     261,231      517,755
20                       96,464     318,602      834,339
25                       67,102     390,784     1351,777
30                       22,901     476,977    2,179,292
20 (Age 65)              96,464     318,602      834,339


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE XI
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       467,500     467,500      467,500      19,061      20,284       21,508
 2                         53,813       467,500     467,500      467,500      38,489      42,184       46,028
 3                         82,753       467,500     467,500      467,500      57,542      64,997       73,066
 4                        113,141       467,500     467,500      467,500      76,235      88,784      102,914
 5                        145,048       467,500     467,500      467,500      94,564     113,588      135,884

 6                        178,550       467,500     467,500      467,500     113,528     140,523      173,452
 7                        213,728       467,500     467,500      541,243     132,127     168,651      214,682
 8                        224,414       467,500     467,500      573,638     127,368     173,648      234,291
 9                        235,635       467,500     467,500      607,949     122,416     178,698      255,594
10                        247,417       467,500     467,500      644,299     117,239     183,786      278,718

15                        315,773       467,500     467,500      861,662      87,081     209,669      427,263
20                        403,015       467,500     467,500    1,151,582      45,615     235,253      648,333
25                        514,361             0     467,500    1,537,672           0     257,013      970,241
30                        656,470             0     467,500    2,049,549           0     269,138    1,431,177

20 (Age 65)               403,015       467,500     467,500    1,151,582      45,615     235,253      648,333

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       19,061      20,284       21,508
 2                       38,489      42,184       46,028
 3                       57,542      64,997       73,066
 4                       76,235      88,784      102,914
 5                       94,564     113,588      135,884
 6                      113,528     140,523      173,452
 7                      132,127     168,651      214,682
 8                      127,368     173,648      234,291
 9                      122,416     178,698      255,594
10                      117,239     183,786      278,718
15                       87,081     209,669      427,263
20                       45,615     235,253      648,333
25                            0     257,013      970,241
30                            0     269,138    1,431,177
20 (Age 65)              45,615     235,253      648,333


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE XII
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       467,500     467,500      467,500      21,435      22,762       24,090
 2                         53,813       467,500     467,500      467,500      42,832      46,859       51,047
 3                         82,753       467,500     467,500      467,500      64,467      72,650       81,498
 4                        113,141       467,500     467,500      467,500      85,753      99,604      115,178
 5                        145,048       467,500     467,500      467,500     106,728     127,818      152,493

 6                        178,550       467,500     467,500      504,818     127,921     157,920      194,396
 7                        213,728       467,500     477,749      606,416     148,858     189,498      240,533
 8                        224,414       467,500     483,108      648,395     145,679     197,316      264,824
 9                        235,635       467,500     488,688      693,509     142,451     205,454      291,566
10                        247,417       467,500     494,492      742,010     139,154     213,912      320,986

15                        315,773       467,500     530,705    1,052,129     121,731     263,155      521,708
20                        403,015       467,500     571,745    1,497,645      98,991     321,888      843,163
25                        514,361       467,500     628,902    2,176,005      72,698     396,825    1,373,017
30                        656,470       467,500     697,936    3,189,613      34,251     487,361    2,227,272

20 (Age 65)               403,015       467,500     571,745    1,497,645      98,991     321,888      843,163

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       24,935      26,262       27,590
 2                       48,332      52,359       56,547
 3                       71,217      79,400       88,248
 4                       92,753     106,604      122,178
 5                      112,978     134,068      158,743
 6                      132,421     162,420      198,896
 7                      150,608     191,248      242,283
 8                      145,679     197,316      264,824
 9                      142,451     205,454      291,566
10                      139,154     213,912      320,986
15                      121,731     263,155      521,708
20                       98,991     321,888      843,163
25                       72,698     396,825    1,373,017
30                       34,251     487,361    2,227,272
20 (Age 65)              98,991     321,888      843,163


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   APPENDIX B

                APPLICABLE PERCENTAGE FOR GUIDELINE PREMIUM TEST

 ATTAINED AGE OF
   THE INSURED       CORRIDOR
(NEAREST BIRTHDAY)  PERCENTAGE
------------------  ----------
       0-40            250%
        41             243%
        42             236%
        43             229%
        44             222%
        45             215%
        46             209%
        47             203%
        48             197%
        49             191%
        50             185%
        51             178%
        52             171%
        53             164%
        54             157%
        55             150%
        56             146%
        57             142%
        58             138%
        59             134%
        60             130%
        61             128%
        62             126%
        63             124%
        64             122%
        65             120%
        66             119%
        67             118%
        68             117%
        69             116%
        70             115%
        71             113%
        72             111%
        73             109%
        74             107%
      75-90            105%
        91             104%
        92             103%
        93             102%
        94             101%
      95-99            100%

                                  PROSPECTUS 2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

HOME OFFICE LOCATION:                            ADMINISTRATIVE OFFICE:
1300 SOUTH CLINTON STREET                        LINCOLN CORPORATE SPECIALTY MARKETS
P.O. BOX 1110                                    350 CHURCH STREET--MSM 1
FORT WAYNE, INDIANA 46802                        HARTFORD, CT 06103-1106
(800) 942-5500                                   (860) 466-1561

--------------------------------------------------------------------------------
This Prospectus describes LCVUL, a flexible premium variable life insurance contract (the "Policy") offered by The Lincoln National Life Insurance Company. The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization.

The Policy features:
             - flexible Premium Payments
             - a choice of life insurance qualification method
             - a choice of one of three death benefit options
             - a choice of underlying investment options

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with this Policy.


This Prospectus is intended to describe the variable options used to fund this Policy through the Separate Account. The variable funding options (collectively, the "Funds") currently available through the Separate Account are from the following:



             - AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC.



             - AMERICAN FUNDS INSURANCE SERIES



             - BARON CAPITAL FUNDS TRUST



             - DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND)



             - FIDELITY VARIABLE INSURANCE PRODUCTS



             - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



             - JANUS ASPEN SERIES



             - LINCOLN NATIONAL FUNDS



             - MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST



             - NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST



             - OCC ACCUMULATION TRUST



             - OPPENHEIMER FUNDS



             - SCUDDER VIT FUNDS (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT FUNDS
               TRUST)



Refer to the "Separate Account -- Funds" section of this Prospectus for detail on the particular Funds offered.


--------------------------------------------------------------------------------
READ THIS PROSPECTUS AND THE PROSPECTUSES OF THE FUNDS AVAILABLE AS INVESTMENT OPTIONS THROUGH THE SEPARATE ACCOUNT UNDER THE POLICY OFFERED BY THIS PROSPECTUS CAREFULLY. KEEP THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                          PROSPECTUS DATED MAY 1, 2002

TABLE OF CONTENTS


HIGHLIGHTS.....................................        3
  A Flexible Premium Variable Life Insurance
    Policy.....................................        3
  Initial Choices to be Made...................        3
  Amount of Premium Payment....................        3
  Life Insurance Qualification Method..........        4
  Death Benefit Options........................        4
  Selection of Funding Vehicles................        4
  Insurance Charges and Fees...................        5
  Underlying Funds Expenses....................        6
  Policy Loans, Withdrawals and Surrenders.....       10
  Changes in Specified Amount..................       10
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE
GENERAL ACCOUNT................................       10
BUYING VARIABLE LIFE INSURANCE.................       12
ALLOCATION OF PREMIUMS.........................       13
  Fixed Account................................       13
  Separate Account--Funds......................       13
  Mixed and Shared Funding.....................       19
  Substitution of Securities...................       19
CHARGES AND FEES...............................       19
  Premium Load.................................       20
  Premium Load Refund..........................       20
  Premium Tax Charge...........................       20
  Charges and Fees Assessed Against the Total
    Account Value..............................       20
  Mortality and Expense Risk Charge............       21
  Reduction of Charges.........................       21
POLICY CHOICES.................................       22
  Premium Payments.............................       22
  Life Insurance Qualification.................       23
  Death Benefit Options........................       24
  Allocations and Transfers to Funding
    Options....................................       25
  Limits on Frequent Transfers.................       26
POLICY VALUES..................................       26
  Total Account Value..........................       26
  Accumulation Unit Value......................       27
  Maturity Value...............................       27
  Surrender Value..............................       27
POLICY RIGHTS..................................       28
  Partial Surrenders...........................       28
  Policy Lapse and Reinstatement...............       28
  Policy Loans.................................       29
  Policy Changes--Increases, Decreases.........       30
  Right to Examine the Policy..................       30
DEATH BENEFIT..................................       30
POLICY SETTLEMENT..............................       31
  Settlement Options...........................       31
  Annuity Payment Options......................       31
RIDERS.........................................       32
  Term Insurance Rider.........................       32
THE COMPANY....................................       33
  Directors and Officers of Lincoln Life.......       33
ADDITIONAL INFORMATION.........................       34
  Reports to Policyowners......................       34
  Right to Instruct Voting of Fund Shares......       35
  Disregard of Voting Instructions.............       35
  Fund Participation Agreements................       36
  State Regulation.............................       36
  Legal Proceedings............................       36
  The Registration Statement...................       36
  Distribution of the Policies.................       37
  Records and Accounts.........................       37
  Experts......................................       37
  Advertising..................................       38
TAX ISSUES.....................................       38
  Taxation of Life Insurance Contracts in
    General....................................       38
  Policies Which Are MECS......................       40
  Policies Which Are Not MECS..................       40
  Other Considerations.........................       41
  Tax Status of Lincoln Life...................       42
COMMUNICATIONS WITH LINCOLN LIFE...............       42
  Proper Written Form..........................       42
  Receipt of Written Communications............       42
  Electronic Communications....................       42
MISCELLANEOUS POLICY PROVISIONS................       43
  Payment of Benefits..........................       43
  Age..........................................       43
  Incontestability.............................       43
  Suicide......................................       43
  Coverage Beyond Maturity.....................       44
  Nonparticipation.............................       44
Appendix A --
Illustrations of Death Benefit, Total Account
  Values and Surrender Values..................       45
Appendix B --
Applicable Percentages for Guideline Premium
  Test.........................................       59
Financial Statements
  Separate Account.............................      I-1
  Company......................................      S-1

HIGHLIGHTS

A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Prospectus describes a flexible premium variable life insurance contract (the "Policy") offered by The Lincoln National Life Insurance Company ("Lincoln Life", the "Company", "we", "us", "our") through Lincoln Life Flexible Premium Variable Life Account S (the "Separate Account" or "Account S"). The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs; funding death benefit liabilities or cash flow obligations for executive retirement plans.

The value of your Policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your Policy. You should refer to your Policy contract for these state specific provisions.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

INITIAL CHOICES TO BE MADE

The Policyowner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have important choices to make when the Policy is first purchased. You need to choose:

- the amount of premium you want to pay (see page 22);

- either of two life insurance qualification methods (see page 23);

- one of three death benefit options (see page 24);

- the amount of the Net Premium Payment to be placed in each of the funding options selected. The Net Premium Payment is the balance of Premium Payment that remains after certain charges are deducted from it.

AMOUNT OF PREMIUM PAYMENT


One of your initial decisions is how much premium to pay. Premium Payments may be changed within the limits described on page 22. If the Policy lapses because your monthly deduction is larger than the Surrender Value, you may reinstate the Policy. See page 28.



You may use the value of your Policy to pay the premiums due and continue the Policy in force if sufficient values are available. If the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more Premium Payments. Charges against Policy values for the Cost of Insurance increase (see page 20) as the Insured gets older.



When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the "Right To Examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select unless your state requires a full refund of premiums. If you then decide you do not want your Policy, you will receive a refund. See page 30.

LIFE INSURANCE QUALIFICATION METHOD

At the time of purchase you must choose which life insurance qualification method best suits your needs--Cash Accumulation or Guideline Premium. Both methods require a Policy to provide minimum ratios of life insurance coverage to total account value. The Guideline Premium method may also restrict premiums payable under the Policy. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements. See page 23.

DEATH BENEFIT OPTIONS

The Death Benefit is the amount we pay the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date the Insured died. We will pay the Death Benefit in one lump sum or under one of the annuity settlement options.

The three death benefit options available usually provide a level, varying or increasing death benefit, depending on the option selected. See page 24 for more details on death benefit options.

At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment.

If you have surrendered a portion of your Policy, any surrendered amount will reduce your initial death benefit. If you borrow against your Policy or surrender a portion of your Policy, the Loan Account balance and any surrendered amount will reduce your initial death benefit.

SELECTION OF FUNDING VEHICLES

This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each Fund has its own investment objective. You should review each Fund's prospectus before making your decision.

You must choose the Fund(s) (Sub-Account(s)) in which you want to place each Net Premium Payment. These Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 13.

You may also choose to place the Net Premium Payment or part of it into the Fixed Account. Net Premium Payments put into the Fixed Account:

- become part of the Company's General Account;

- do not share the investment experience of the Separate Account; and

- have a guaranteed minimum interest rate of 4.0% per year.

For additional information on the Fixed Account, see page 13.

INSURANCE CHARGES AND FEES


Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, and may be used for any purpose, including covering shortfalls from other charges.

A premium load is deducted from all of your premium payments. (See page 20.) Currently, the premium load is:

                            For Premiums Paid up to    For Premiums Paid greater than
                            Target Premium --          Target Premium --
                            load as a percentage of    load as a percentage of
Policy Year(s)              premium                    premium
------------------------    -----------------------    ------------------------------
1                                    10.5%                          2.5%
2-5                                   7.5                           1.5
6-7                                   3.5                           1.5
8 and after                           1.5                           1.5

If you fully surrender your Policy within 24 months after Date of Issue, you may be entitled to receive partial credit for premium loads deducted from your Policy. (See page 20.)

For these purposes an increase in Specified Amount is treated as a newly issued policy.

An explicit premium tax charge equal to the state and municipal taxes associated with premiums received is also deducted from premium payments.

A Monthly Deduction is made from the total account value on the same day of each month beginning with the date of issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. Once a policy is issued, monthly deductions will begin as of the date of issue, even if the Policy's issuance was backdated, or delayed due to underwriting requirements or other reasons. The Monthly Deduction also includes a monthly administrative expense charge during all policy years. The monthly Administrative Expense is currently $6, and is guaranteed not to exceed $10. (See page 21.)

A daily deduction is made from the assets of Account S for mortality and expense risk, currently at an annual rate of:

  Policy Year(s)
1-10         0.70%
11+          0.35

The Company reserves the right to increase the mortality and expense risk charge, but it will never exceed 0.90% annually. (See page 21.)


Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you choose will be affected by the fund management charges and other fund expenses. The table below shows you the current charges and expenses.



Before the Maturity Date you may make transfers between funding options. The Company allows twelve transfers each Policy Year without charge. A $25 fee may apply for each transfer request in excess of 12 in any Policy Year. A single transfer request may consist of multiple transactions. Within 45 days after each Policy Anniversary, you may also transfer to the Separate Account 20% of the greatest amount held in the Fixed Account Value during the prior 5 years, or $1,000 if greater. See page 25.


There are no Surrender Charges for your Policy.


UNDERLYING FUNDS EXPENSES


The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for certain shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts.


The following table illustrates the investment advisory fees, 12b-1 fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 2001 unless otherwise indicated. Future fund expenses will vary.



                                                                TOTAL
                                                                ANNUAL
                                                                 FUND                   TOTAL FUND
                                                              OPERATING                  OPERATING
                                                               EXPENSES      TOTAL       EXPENSES
                                                               WITHOUT      WAIVERS        WITH
                          MANAGEMENT     12(B)1     OTHER     WAIVERS OR      AND       WAIVERS AND
          FUND              FEES(1)       FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
American Century VP
  Income & Growth Fund       0.70%         N/A       0.00%       0.70%        N/A          0.70%
American Century VP
  International Fund         1.26          N/A       0.00        1.26         N/A          1.26
AFIS Bond Fund
  (Class 2)                  0.48         0.25%      0.01        0.74         N/A          0.74
AFIS Global Growth Fund
  (Class 2)                  0.66         0.25       0.04        0.95         N/A          0.95
AFIS Growth Fund
  (Class 2)                  0.37         0.25       0.01        0.63         N/A          0.63
AFIS Growth -- Income
  Fund (Class 2)             0.33         0.25       0.02        0.60         N/A          0.60
AFIS High-Income Bond
  Fund (Class 2)             0.50         0.25       0.01        0.76         N/A          0.76
AFIS U.S. Govt/AAA
  Related Securities
  Fund (Class 2)             0.46         0.25       0.01        0.72         N/A          0.72
Baron Capital Asset Fund
  (Insurance Shares)(2)      1.00         0.25       0.34        1.59       (0.09)%        1.50
Delaware VIP High Yield
  Series (Standard
  Class)(3)                  0.65          N/A       0.14        0.79         N/A          0.79
Delaware VIP
  International Value
  Equity
  Series (Standard
  Class)(4)                  0.85          N/A       0.16        1.01       (0.01)         1.00
Delaware VIP REIT Series
  Standard Class (5)         0.75          N/A       0.14        0.89         N/A          0.89
Delaware VIP Small Cap
  Value
  Series (Standard
  Class)(6)                  0.75          N/A       0.11        0.86         N/A          0.86
Delaware VIP Trend
  Series (Standard
  Class)(7)                  0.74          N/A       0.16        0.90         N/A          0.90
Fidelity VIP Asset
  Manager Portfolio
  (Service Class)(8)         0.53         0.10       0.11        0.74         N/A          0.74
Fidelity VIP Contrafund
  Portfolio (Service
  Class)(8)                  0.58         0.10       0.10        0.78         N/A          0.78
Fidelity VIP Growth
  Portfolio                  0.58         0.10       0.10        0.78         N/A          0.78
(Service Class)(8)

                                                                TOTAL
                                                                ANNUAL
                                                                 FUND                   TOTAL FUND
                                                              OPERATING                  OPERATING
                                                               EXPENSES      TOTAL       EXPENSES
                                                               WITHOUT      WAIVERS        WITH
                          MANAGEMENT     12(B)1     OTHER     WAIVERS OR      AND       WAIVERS AND
          FUND              FEES(1)       FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
Fidelityh VIP
  High-Income Portfolio
  (Service Class)(8)         0.58%        0.10%      0.13%       0.81%        N/A          0.81%
Fidelity VIP Overseas
  Portfolio (Service
  Class)(8)                  0.73         0.10       0.20        1.03         N/A          1.03
FTVIPT Franklin Small
  Cap Fund
  (Class 2)(9,10)            0.53         0.25       0.31        1.09       (0.08)%        1.01
FTVIPT Templeton Foreign
  Securities Fund
  (Class 2)(9,10)            0.69         0.25       0.22        1.16       (0.01)         1.15
FTVIP Templeton Global
  Asset Allocation Fund
  (Class 2)(10)              0.61         0.25       0.20        1.06         N/A          1.06
FTVIPT Templeton Growth
  Securities Fund
  (Class 2)(10,11)           0.80         0.25       0.05        1.10         N/A          1.10
Janus AS Aggressive
  Growth Portfolio
  (Institutional Shares)     0.65          N/A       0.02        0.67         N/A          0.67
Janus AS Balanced
  Portfolio
  (Institutional Shares)     0.65          N/A       0.01        0.66         N/A          0.66
Janus AS Flexible Income
  Portfolio
  (Institutional Shares)     0.64          N/A       0.03        0.67         N/A          0.67
Janus AS Global
  Technology (Service
  Shares)                    0.65         0.25       0.05        0.95         N/A          0.95
Janus AS Worldwide
  Growth Portfolio
  (Institutional Shares)     0.65          N/A       0.04        0.69         N/A          0.69
LN Bond Fund, Inc.           0.42          N/A       0.11        0.53         N/A          0.53
LN Capital Appreciation
  Fund, Inc.                 0.72          N/A       0.06        0.78         N/A          0.78
LN Equity-Income
  Fund, Inc.                 0.73          N/A       0.07        0.80         N/A          0.80
LN Money Market
  Fund, Inc.                 0.45          N/A       0.09        0.54         N/A          0.54
LN Social Awareness
  Fund, Inc.                 0.34          N/A       0.06        0.40         N/A          0.40
MFS-Registered
  Trademark- VIT Capital
  Opportunities Series
  (Initial Class)(12,13)     0.75          N/A       0.21        0.96       (0.05)         0.91
MFS-Registered
  Trademark- VIT
  Emerging Growth
  Series (Initial
  Class)(12)                 0.75          N/A       0.12        0.87         N/A          0.87
MFS-Registered
  Trademark- VIT
  Research
  Series (Initial
  Class)(12)                 0.75          N/A       0.15        0.90         N/A          0.90
MFS-Registered
  Trademark- VIT Total
  Return
  Series (Initial
  Class)(12)                 0.75          N/A       0.14        0.89         N/A          0.89
MFS-Registered
  Trademark- VIT
  Utilities Series
  (Initial Class)(12)        0.75          N/A       0.18        0.93         N/A          0.93
Neuberger Berman AMT
  Mid-Cap Growth
  Portfolio                  0.84          N/A       0.07        0.91         N/A          0.91
Neuberger Berman AMT
  Partners Portfolio         0.82          N/A       0.05        0.87         N/A          0.87
OCC Accum Trust Managed
  Portfolio(14)              0.78          N/A       0.10        0.88         N/A          0.88
Oppenheimer Main Street
  Growth & Income Fund/
  VA                         0.68          N/A       0.05        0.73         N/A          0.73

                                                                TOTAL
                                                                ANNUAL
                                                                 FUND                   TOTAL FUND
                                                              OPERATING                  OPERATING
                                                               EXPENSES      TOTAL       EXPENSES
                                                               WITHOUT      WAIVERS        WITH
                          MANAGEMENT     12(B)1     OTHER     WAIVERS OR      AND       WAIVERS AND
          FUND              FEES(1)       FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
Scudder VIT --
  EAFE-Registered
  Trademark-Equity Index
  Fund(15)                   0.45%         N/A       0.36%       0.81%      (0.16)%        0.65%
Scudder VIT Equity 500
  Index Fund(15)             0.20          N/A       0.11        0.31       (0.01)         0.30
Scudder VIT Small Cap
  Index Fund(15)             0.35          N/A       0.28        0.63       (0.18)         0.45



                  (1)   Certain of the Portfolio advisers reimburse the company for administrative costs incurred in connection with
                        administering the Portfolios as variable funding options
                        under the Policy. These reimbursements are generally paid
                        for by the advisers from their revenues and are not charged to investors. Some advisers pay higher fees than others.
                  (2)   The Adviser is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's
                        total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250
                        million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the
                        Fund for the period January 1, 2001 through December 31,
                        2001 would have been 1.59%.
                  (3)   The investment advisor for the Delaware VIP High Yield
                        Series is Delaware Management Company ("DMC"). For the
                        period May 1, 2001 through April 30, 2002, the advisor
                        agreed to waive its management fee and/or reimburse the
                        Series for expenses to the extent that total expenses would not exceed 0.80%. Effective May 1, 2002 through April 30,
                        2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its
                        Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first
                        $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500
                        million, all per year.
                  (4)   The investment advisor for the Delaware VIP International
                        Value Equity Series is Delaware International Advisers Ltd.
                        ("DIAL"). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the
                        Series for expenses to the extent that total expenses would not exceed 0.95%. Without such an arrangement, the total
                        operating expense for the Series would have been 1.01% for the fiscal year 2001. Effective May 1, 2002 through
                        April 30, 2003, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million, 0.70% on assets in excess of $2,500 million, all per year.
                  (5)   The investment advisor for the Delaware VIP REIT Series is
                        Delaware Management Company ("DMC"). For the period May 1,
                        2001 through April 30, 2002, the advisor waived its
                        management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%.
                        Without such an arrangement, the total operating expense for the Series would have been 0.89% for the fiscal year 2001.
                        Effective May 1, 2002 through April 30, 2003, DMC has
                        contractually agreed to waive its management fee and/or
                        reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management
                        Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500
                        million, 0.70% on the next $500 million, 0.65% on the next
                        $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
                  (6)   The investment advisor for the Delaware VIP Small Cap Value
                        Series is Delaware Management Company ("DMC"). For the
                        period May 1, 2001 through April 30, 2002, the advisor
                        waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed
                        0.85%. Without such an arrangement, the total operating
                        expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management
                        Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500
                        million, 0.70% on the next $500 million, 0.65% on the next
                        $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
                  (7)   The investment advisor for the Delaware VIP Trend Series is
                        Delaware Management Company ("DMC"). For the period May 1,
                        2001 through April 30, 2002, the advisor waived its
                        management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%.
                        Without such an arrangement, the total operating expense for the Series would have been 0.90% for the fiscal year 2001.
                        Effective May 1, 2002 through April 30, 2003, DMC has
                        contractually agreed to waive its management fee and/or
                        reimburse the Series for expenses to

                        the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
                  (8)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through
                        arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a
                        portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund
                        prospectus for details.
                  (9)   The manager had agreed in advance to make an estimated
                        reduction of 0.08% of its fee to reflect reduced services
                        resulting from the Fund's investment in a Franklin Templeton money fund. Without this reduction the total annual fund
                        operating expense would be 0.84%.
                 (10)   The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.
                 (11)   The Fund administration fee is paid indirectly through the management fee.
                 (12)   Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash
                        maintained by the series with its custodian and dividend
                        disbursing agent. Each series may enter into other such
                        arrangements and directed brokerage arrangements, which
                        would also have the effect of reducing the series' expenses.
                        "Other Expenses" do not take into account these expense
                        reductions, and are therefore higher than the actual
                        expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain
                        series and would be lower for certain series and would
                        equal: .90% for Capital Opportunities Series; 0.86% for
                        Emerging Growth Series; 0.88% for Total Return Series; 0.92%
                        for Utilities Series.
                 (13)   MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series'
                        "Other Expenses" (after taking into account the expense
                        offset arrangement described above), do not exceed the
                        following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for Capital
                        Opportunities Series. These contractual fee arrangements
                        will continue until at least May 1, 2003, unless changed
                        with the consent of the board of trustees which oversee the series.
                 (14)   Figures in "Other Expenses" are inclusive of expenses offset by earning credits from custodian bank.
                 (15)   Under the Advisory Agreement with Deutsche Asset
                        Management, Inc. (the "Advisor"), the fund will pay an
                        advisory fee at an annual percentage rate of 0.20% of the
                        average daily net assets of the Equity 500 Index Fund, 0.35%
                        of the average daily net assets of the Small Cap Index Fund and 0.45% of the average daily net assets of the EAFE Equity
                        Index Fund. These fees are accrued daily and paid monthly.
                        The Advisor has voluntarily undertaken to waive its fee and to reimburse the funds for certain expenses so that the
                        fund's total operating expenses will not exceed 0.30% for
                        the Equity 500 Index Fund, 0.45% for the Small Cap Index
                        Fund and 0.65% for the EAFE Equity Index Fund. Without the
                        reimbursement to the funds for the year ended Decem-
                        ber 31, 2001, total expenses would have been 0.31% for the
                        Equity 500 Index Fund, 0.63% for the Small Cap Fund and
                        0.81% for the EAFE Equity Index Fund. These reimbursements will be terminated no earlier than December 31, 2002.

POLICY LOANS, WITHDRAWALS AND SURRENDERS

You may borrow within described limits against the Policy. You may surrender your Policy in full or withdraw part of its value. Upon the maturity of your Policy, you may select one of the annuity settlement options or, prior to maturity, you may apply the value of your Policy, minus surrender charges and loan account amounts, to one of the annuity settlement options.

If you borrow against your Policy, interest will accrue at an annual rate which will be the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months prior to the Policy Anniversary month, or 5.0% if greater.


Interest will be credited on the Loan Account Value at an annual rate that is the interest charged on the loan minus a rate not to exceed 0.90%. The minimum interest credited will be no less than 4.0% annually. See page 29.


CHANGES IN SPECIFIED AMOUNT


Within certain limits, you may increase or decrease the specified amount beginning with the second policy year. Increases will require satisfactory evidence of insurability. Decreases in the first five years are subject to approval of the Company. Currently the minimum specified amount is $100,000. Such changes will affect other aspects of your Policy. See page 30.


LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.



On December 7, 2001, LNC sold its life reinsurance business to Swiss Re Life & Health America, Inc. (Swiss Re). This sale included the indemnity reinsurance by Swiss Re of a block of reinsurance business written on Lincoln Life paper. The transaction also included the sale by Lincoln Life to Swiss Re of four wholly-owned subsidiaries: Lincoln National Reassurance Company and Lincoln National Health and Casualty Insurance Company, Indiana insurance companies; Special Pooled Risk Administrators, Inc., a New Jersey company; and Lincoln Re S.A., an Argentinean corporation. (See Note 9 of the statutory basis-financial statements of Lincoln Life for additional information regarding the sale.)



Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of over $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.


Account S is a "separate account" of the Company established on November 2, 1998. Account S was established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. Under Indiana law, the assets of Account S attributable to the Policies, though the property of Lincoln Life, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy Lincoln Life's obligations under the Policies. Account S income, gains, and losses are credited to or charged against Account S without regard to other income, gains, or losses of Lincoln Life. The values and investment performance of Account S are not guaranteed. Account S is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act) and meets the 1940 Act's definition of separate account. The Commission does not supervise the management, investment practices, or policies of Lincoln Life or Account S. Lincoln Life has numerous other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.

Account S is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies.

On each Valuation Day, Net Premium Payments allocated to Account S will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account S are raised by selling Fund shares at net asset value.

The Funds now available in Account S and their investment objectives are described in "Separate Account--Funds". More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. The Funds may or may not achieve their investment objectives.

Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

Lincoln Life reserves the right to add, withdraw, close or substitute Funds, subject to the conditions of the Policy and in compliance with regulatory requirements, if in its sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant. In addition, a particular Fund may no longer be available to Lincoln Life for investment by the Sub-Accounts. These changes may be made for some or all classes of Policies. No substitution will take place without prior approval of the Commission, to the extent required by law.

Shares of the Funds may be used by Lincoln Life and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/ Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. The General Account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Amounts held in the Fixed Account will be credited with interest at rates Lincoln Life determines from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the Securities Act of 1933, as amended ("1933 Act") in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.


We have assigned full-time staff devoted to the development of Business Continuity Plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We will conduct tests of our capabilities and plans.



In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a Policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Policyholder, and held in that account until instructions are received from the appropriate Regulator.


BUYING VARIABLE LIFE INSURANCE

The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

The Policy is available for purchase by corporations or groups where individuals share a common employer or affiliation with a group or sponsoring organization. Each Policy covers a single insured. The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs; funding death benefit liabilities or cash flow obligations for executive retirement plans. The Policy should not be considered for employer pension or profit sharing programs. The Policy is not available in all states. State regulations may vary your Policy's provisions.

If the Policy is being purchased with the proceeds of another life insurance policy or annuity contract, the purchaser should carefully consider whether replacing existing coverage is in the purchaser's best interests.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis.

Unless a policy has become a "modified endowment contract" (see "Tax Issues"), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income.

Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see "Death Benefit Options").

ALLOCATION OF PREMIUMS

You may allocate all or a part of your Net Premiums to the Fixed Account (part of the Company's General Account) or to the Funds currently available through the Separate Account in connection with the Policy. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements. The investment results of the Funds, whose objectives are described below, are likely to differ significantly. Except where otherwise indicated, all of the Funds are diversified, as defined in the 1940 Act.

Any monies received prior to policy issue will be credited with the return attributable to the Money Market Fund from the date of receipt until the day the Policy is issued.

In states which do not require a full refund of premiums during the Right to Examine Period, the Policy value and future Net Premiums will be allocated as of the date the Policy is issued in accordance with the Policy owner's selected premium allocation percentages.

In states which require a full refund of premiums during the Right to Examine Period, the first Net Premium will be allocated in its entirety as of the issue date to the Money Market Fund, regardless of the Policy owner's premium allocation percentages. Any other Net Premium received prior to the expiration of the Right to Examine period will also be allocated to the Money Market Fund. On the day following the expiration of the Right to Examine Period, the policy value and future Net Premiums will be allocated in accordance with the Policy owner's selected premium allocation percentages.

FIXED ACCOUNT

The Fixed Account is the only investment option offered with a guaranteed return. Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% may be credited to the Fixed Account Value beginning in Policy Year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

SEPARATE ACCOUNT

FUNDS


Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given Fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, we cannot guarantee any correlation between the two investments. Even though the management strategy and the objectives of the Funds are similar, investment results may vary.

The portfolios, their investment advisors and distributors, and the Funds within each that are available under the Policies are:



AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC. is advised by American Century Investment Management, Inc.



    INCOME AND GROWTH FUND: Seeks dividend growth, current income and capital appreciation by investing in a diversified portfolio of U.S. stocks.



    INTERNATIONAL FUND: Seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets.



AMERICAN FUNDS INSURANCE SERIES is advised by Capital Research and Management Company.



    BOND FUND (CLASS 2): The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.



    GLOBAL GROWTH FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



    GROWTH FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



    GROWTH-INCOME FUND (CLASS 2): The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



    HIGH-INCOME BOND FUND (CLASS 2) (FORMERLY HIGH-YIELD BOND FUND): The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or lower by Moody's Investors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities, and securities that have both equity and debt characteristics, that provide an opportunity for capital appreciation.



    U.S. GOVERNMENT/AAA RATED SECURITIES FUND (CLASS 2): The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.



BARON CAPITAL FUNDS TRUST is advised by BAMCO, Inc.



    BARON CAPITAL ASSET FUND (INSURANCE SHARES): The investment objective is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.



DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND) is advised by Delaware Management Company.



    HIGH YIELD SERIES (STANDARD CLASS): Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.



    INTERNATIONAL VALUE EQUITY SERIES (STANDARD CLASS) (FORMERLY INTERNATIONAL EQUITY SERIES): Seeks long-term growth without undue risk to principal. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States.



    REIT SERIES (STANDARD CLASS): Seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).



    SMALL CAP VALUE SERIES (STANDARD CLASS): Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earnings and growth potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.



    TREND SERIES (STANDARD CLASS): Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace, and have the fundamental characteristics to support continued growth.



FIDELITY VARIABLE INSURANCE PRODUCTS is advised by Fidelity Management and Research Company.



    ASSET MANAGER PORTFOLIO (SERVICE CLASS): Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and money market instruments.



    CONTRAFUND PORTFOLIO (SERVICE CLASS): Seeks long-term capital appreciation by investing primarily in securities of companies whose value the adviser believes is not fully recognized by the public.

    GROWTH PORTFOLIO (SERVICE CLASS): Seeks long-term capital appreciation. The portfolio normally purchases common stocks.



    HIGH INCOME PORTFOLIO (SERVICE CLASS): Seeks current high income by investing at least 65% if total assets in income-producing debt securities, with an emphasis on lower quality securities.



    OVERSEAS PORTFOLIO (SERVICE CLASS): Seeks long term growth of capital by investing mainly in foreign securities.



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST is advised by Franklin Advisors, Inc. for the Franklin Small Cap Fund, and Templeton Global Advisors Limited for the Templeton Growth Securities Fund.



    FRANKLIN SMALL CAP FUND (CLASS 2): Seeks long-term capital growth. Invests primarily in equity securities of U.S. small cap companies, with market cap values not exceeding (1) $1.5 billion, or (2) the highest market cap value in the Russell 2000 Index, whichever is greater at the time of purchase. The fund may continue to hold an investment for further capital growth opportunities even if the company is no longer considered a small cap company.



    TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (FORMERLY TEMPLETON INTERNATIONAL SECURITIES FUND): Seeks long-term capital growth. Invests primarily in stocks of companies outside the United States, including those in emerging markets.



    TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2) (FORMERLY TEMPLETON ASSET STRATEGY FUND): Seeks high total return. Invests primarily in stocks of companies in any nation, bonds of companies and governments of any nation, and money markets. May also invest in high yield, lower-rated bonds.



    TEMPLETON GROWTH SECURITIES FUND (CLASS 2): Seeks long-term capital growth. Invests primarily in stocks of companies of any nation, including those in the U.S. and emerging markets.



JANUS ASPEN SERIES is advised by Janus Capital Management LLC.



    AGGRESSIVE GROWTH PORTFOLIO (INSTITUTIONAL SHARES): Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies.



    BALANCED PORTFOLIO (INSTITUTIONAL SHARES): Seeks long-term capital growth, consistent with the preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential, and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.



    FLEXIBLE INCOME PORTFOLIO (INSTITUTIONAL SHARES): Seeks to obtain maximum total return, consistent with preservation of capital.



    GLOBAL TECHNOLOGY PORTFOLIO (INSTITUTIONAL SHARES): Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.



    WORLDWIDE GROWTH PORTFOLIO (SERVICE SHARES): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.



LINCOLN NATIONAL FUNDS (LN) are advised by Delaware Management Company, with Putnam Investment Management, L.L.C. subadvising the Aggressive Growth Fund and the Global Asset Allocation Fund, Delaware International Advisers, Ltd. subadvising the International Fund, and Janus Capital Management LLC subadvising the Capital Appreciation Fund.



    LN BOND FUND, INC.: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.



    LN CAPITAL APPRECIATION FUND, INC.: Seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk bonds.



    LN EQUITY-INCOME FUND, INC.: Seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks with some high-yielding bonds (including junk bonds).



    LN MONEY MARKET FUND, INC.: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality, short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.



    LN SOCIAL AWARENESS FUND, INC.: Long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.



MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST is advised by Massachusetts Financial Services Company.



    CAPITAL OPPORTUNITIES SERIES (INITIAL CLASS): Seeks capital appreciation.



    EMERGING GROWTH SERIES (INITIAL CLASS): Seeks to provide long-term growth of capital.



    RESEARCH SERIES (INITIAL CLASS): Seeks to provide long-term growth of capital and future income.



    TOTAL RETURN SERIES (INITIAL CLASS): Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondary to provide a reasonable opportunity for growth of capital and income.



    UTILITIES SERIES (INITIAL CLASS): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST is advised by Neuberger Berman Management Inc.



    MID-CAP GROWTH PORTFOLIO: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



    PARTNERS PORTFOLIO: Seeks capital growth by investing mainly in common stocks of mid-to-large capitalization companies using the value-oriented investment approach.



OCC ACCUMULATION TRUST is advised by OpCap Advisors.



    MANAGED PORTFOLIO: Seeks to achieve growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on manager's assessments of the relative outlook for such investments.



OPPENHEIMERFUNDS is advised by OppenheimerFunds, Inc.



    MAIN STREET GROWTH AND INCOME FUND/VA: Seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Invests mainly in common stocks of U.S. companies, and can also invest in other equity securities such as preferred stocks and securities convertible into common stocks.



SCUDDER VIT FUNDS (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST) is advised by Deutsche Asset Management, Inc.



    EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND: The fund seeks to replicate as closely as possible, before expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE-Registered Trademark- Index
    (EAFE-Registered Trademark- Index) which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.



    EQUITY 500 INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Price Index (S&P 500 Index), which emphasizes stocks of large U. S. companies.



    SMALL CAP INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (Russell 2000 Index), which emphasizes stocks of small U. S. companies.



There is no assurance that the Funds will achieve their investment objectives. Policy owners bear the full investment risk of investments in the Funds selected. Also, take note that during extended periods of low interest rates the yields of Money Market sub-accounts may become extremely low, and possibly negative.

Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectuses for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.


MIXED AND SHARED FUNDING


Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policy owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

SUBSTITUTION OF SECURITIES

If the shares of any Fund should no longer be available for investment by the Separate Account, or if in our judgment, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, or for any other reason at our discretion, we may substitute shares of another Fund. There will be no substitution of securities in any Sub-Account without prior approval of the Commission. Substitute funds may have higher charges than the funds being replaced.

Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close Sub-Accounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

CHARGES AND FEES


We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, paying certain taxes, assuming certain risks under the Policy and for sales-related expenses we incur. Lincoln Life may profit from any of these charges, including the mortality and expense risk and cost of insurance charges, and may use the profit for any purpose, including covering shortfalls from other charges.

PREMIUM LOAD

The premium load is deducted from your premium payments. This load represents sales and administrative expenses associated with the startup and maintenance of the policy.

1. Guaranteed Maximum Premium Load

The premium load is guaranteed to be no higher than the amounts shown in the following table.

                            For Premiums Paid up to    For Premiums Paid greater than
                            Target Premium --          Target Premium --
                            load as a percentage of    load as a percentage of
Policy Year(s)              premium                    premium
------------------------    -----------------------    ------------------------------
1                                     15%                            6%
2-5                                   10                             6
6 and after                            6                             6

2. Current Premium Load

The premium load is currently as shown in the following table.

                            For Premiums Paid up to    For Premiums Paid greater than
                            Target Premium --          Target Premium --
                            load as a percentage of    load as a percentage of
Policy Year(s)              premium                    premium
------------------------    -----------------------    ------------------------------
1                                    10.5%                          2.5%
2-5                                   7.5                           1.5
6-7                                   3.5                           1.5
8 and after                           1.5                           1.5

PREMIUM LOAD REFUND

Upon a full surrender of your Policy within the first 24 months if your Policy is not in default you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments. To determine the Surrender Value during the premium load refund period the Total Account Value will be reduced by the amount of any Loan Account Value, including accrued interest. That amount would be increased by the applicable credit for the premium load. A decrease in the specified amount in Policy Years 1 or 2 will proportionately decrease the amount of any premium load refund.

For Policies surrendered during the first twelve months after the Date of Issue, the refund is 7% of premium paid in the first Policy Year up to the Target Premium and 3% of premium paid in the first Policy Year above Target Premium. For months 13 through 24, the refund is 75% of the first Policy Year refund amount.

PREMIUM TAX CHARGE


An amount equal to the state and municipal taxes associated with premiums received is deducted from premium payments. State premium tax rates vary from 0% to 4%.


CHARGES AND FEES ASSESSED AGAINST THE TOTAL ACCOUNT VALUE

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction is made as of the same day each month, beginning with the Date of Issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance is the portion of the monthly deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges. The Cost of Insurance depends on the Issue Age, risk class of the Insured and the number of Policy Years elapsed and Specified Amount of the Policy.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will begin as of the Date of Issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the Specified Amount of the Policy issued, even if any temporary insurance coverage provided during the underwriting period was for a lesser amount.

The Monthly Deduction also includes a monthly administrative expense charge of $6 currently, guaranteed not to exceed $10 per month during all Policy Years.

The monthly administrative expense charge is for items such as premium billing and collection, Policy value calculation, confirmations and periodic reports and will not exceed our costs. The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to your Fixed Account and Separate Account Values.

MORTALITY AND EXPENSE RISK CHARGE

The Company deducts a daily charge from the assets of Account S for mortality and expense risks assumed by it in connection with the Policy.

Currently, the amount of this charge, on an annualized basis, is the following percentage of Policy value in the Separate Account:

                              Annualized Mortality and
         Policy Years         Expense Risk Charge
         ------------         ------------------------
         1-10                 0.70%
         11 and later         0.35

The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annualized basis.

REDUCTION OF CHARGES

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. We reserve the right to reduce premium loads or any other charges on certain multiple life sales (cases) where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Policy owners.

POLICY CHOICES

When you buy a Policy, you make several important choices:

- The amount of premium you intend to pay;

- Which life insurance qualification method best suits your needs--Cash Value Accumulation or Guideline Premium;

- Which one of the three Death Benefit Options you would like, and the Premium Accumulation Rate you would like if you choose Death Benefit Option 3;

- The way your net premiums will be allocated to the Funds and/or the Fixed Account.

Each of these choices is described in detail below:

PREMIUM PAYMENTS

Planned Premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Additional Premiums are any premiums you pay in addition to Planned Premiums.

Payment of Minimum Monthly Premiums, Planned Premiums, or Additional Premiums in any amount will not guarantee that your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause your Policy to lapse. The Policy's surrender value must be sufficient to cover the next Monthly Deduction.

At any time, you may increase your Planned Premium by written notice to us, or pay Additional Premiums, except that:

- We may require evidence of insurability if the Additional Premium or the new Planned Premium during the current Policy Year increases the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.

- If you have chosen the Guideline Premium method for life insurance qualification, in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

- If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

- If you make a sufficient premium payment when you apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

- After your first premium payment all premiums must be sent to our Administrative Office. Your premium payments received will be allocated as you have directed and amounts allocated to the Funds will be credited at the Accumulation Unit value determined at the end of the business day after each payment is received.

You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Date of Issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. The Date of Issue is the date from which policy years, policy anniversaries and Attained Age are determined, and the date as of which we deduct the Monthly Deduction. The Date of Coverage is the date on or after the Date of Issue that the initial premium has been paid (1) while the Insured is alive and (2) prior to any change in health and insurability, as represented in the application. Issue Age is the Insured's age on his/her birthday closest to the Policy Date of Issue. Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the Date of Issue and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your Net Premium is actually deposited in the Separate Account. (See "Policy Values".)

If we decline an application for a policy we will refund all premium payments made.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose a Policy which uses either the Guideline Premium test or the Cash Value Accumulation test. Both methods require a life insurance policy to meet minimum ratios of life insurance coverage to Total Account Value. We refer to the ratios as Applicable Percentages. We refer to required life insurance coverage in excess of the Total Account Value as the Death Benefit corridor.

The Applicable Percentages for the Guideline Premium test are 250% through Attained Age 40, decreasing over time to 100% at Attained Age 95 and above. Attained Age is the Issue Age of the Insured increased by the number of Policy Years elapsed. The Guideline Premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified Death Benefit. The Cash Value Accumulation test does not limit premiums which may be paid but has higher required Applicable Percentages. For example, Applicable Percentages for Non-Smokers range from 730% at Attained Age 20 to 380% at Attained Age 40 to 100% at Attained Age 100.

If your primary objective is to pay as much premium as possible into the Policy to target a cash value funding objective, generally a Cash Value Accumulation method policy will best meet your needs, since it generally permits higher premium payments. The choice, however, might result in higher eventual Cost of Insurance charges because of the higher Death Benefit corridor.

In addition, the payment of higher premiums which would be associated with choosing the Cash Value Accumulation method increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limit during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation.

If your primary objective is to maximize the potential for growth in Total Account Value, or to conserve Total Account Value, generally a Guideline Premium Policy will best meet your needs. This is because the Applicable Percentages are lower, resulting in lower Cost of Insurance charges for the smaller required Death Benefit corridor coverage.

If your primary objective is to provide a specified Death Benefit at low cost, then generally there is no difference between the testing methods because the planned premium will be less than the maximum premium limit under the Guideline Premium test and additional Death Benefit insurance coverage may not be necessary under either testing method to comply with the Death Benefit corridor requirements. The Policy's Death Benefit may also be referred to as the Target Face Amount. If a Term Insurance Rider is attached to the Policy, the Target Face Amount is the Term Insurance Rider's Benefit Amount plus the Policy's Death Benefit which is dependent upon the Death Benefit Option in effect.

DEATH BENEFIT OPTIONS

At the time of purchase, you must choose from three available Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The Death Benefit may be affected by partial surrenders. The Death Benefit for all three options will be reduced by the Loan Account Value plus any accrued interest.

Under OPTION 1, the Death Benefit will be the greater of the Specified Amount or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 1 generally provides a level Death Benefit.

Under OPTION 2, the Death Benefit will be the greater of the Specified Amount, plus the Total Account Value or the Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under OPTION 3, the Death Benefit will be the greater of the Specified Amount plus the Accumulated Premium(s) accumulated at the Premium Accumulation Rate or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value but will not exceed the total Death Benefit paid under Option 2. This option may only be selected at issue.

The Accumulated Premium is the sum of all the premiums paid from the Date of Issue accumulated at the Premium Accumulation Rate. You select the Premium Accumulation Rate at issue. Any rate requested in excess of 10% may be subject to additional underwriting.

The choice of Death Benefit Option should be based upon the pattern of Death Benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total Death Benefit need. Option 2 would be chosen to provide a level death benefit in addition to the Policy Total Account Value, and Option 3 would provide a level death benefit for the Specified Amount plus a return of Accumulated Premiums.

Choosing the option which provides the lowest pattern of Death Benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the Total Account Value. Other than providing the appropriate pattern of desired Death Benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options are based upon the amount at risk, the difference between the Death Benefit and the Total Account Value each month.

The same is true for the choice of a Premium Accumulation Rate under Option 3. Choice of a higher Premium Accumulation Rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in Total Account Value.

ALLOCATIONS AND TRANSFERS TO FUNDING OPTIONS

At purchase, you must decide how to allocate your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to or transferring values among the Funds.

Before the Maturity Date, you may transfer Policy values from one Fund to another at any time, or to the Fixed Account. The Company reserves the right to charge $25 for each transfer after the twelfth transfer per year. Within
45 days after each Policy anniversary, and before the Maturity Date, you may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000.


Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined at the end of the Valuation Period after your request is received by our Administrative Office. (See "Accumulation Unit Value.")

LIMITS ON FREQUENT TRANSFERS



The Policy is not designed to serve as a vehicle for frequent trading, in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a Fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect Fund performance through asset swings that decrease the Fund's ability to provide maximum investment return to all Policy owners. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase this Policy.



We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization, individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:



(1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and



(2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one Policy owner at a time.



We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners or harm the Funds.


POLICY VALUES

TOTAL ACCOUNT VALUE

The Total Account Value is the sum of the Fixed Account Value, the Separate Account Value and the Loan Account Value.


We will allocate each Net Premium (the premium paid, less both the premium load and the premium tax charge) to a funding option in the Separate Account and credit it in the form of Accumulation Units. An Accumulation Unit is used to measure the value of a Policy owner's interest in each applicable funding option used to calculate the value of the variable portion of the Total Account Value before election of a settlement option. We will credit each Net Premium we receive after your policy is issued to your Policy at the Accumulation Unit Value for a selected Fund at the end of the business day we receive it (see "Communications with Lincoln Life" for an explanation of how we determine when we have "received" a premium payment). The number of Accumulation Units credited is the Net Premium divided by that Accumulation Unit Value. Shares in each Fund you select will be purchased for the Separate Account at the Fund's net asset value next computed after we receive the Net Premium. Since each Fund has its own Accumulation Unit value if you choose a combination of funding options, you will have Accumulation Units credited for each funding option.



Separate Account Value is the sum of values in each Separate Account funding option which is the total number of Accumulation Units times the current Accumulation Unit Value. To that we add any Fixed Account values and any Loan Account Values to arrive at the Policy's Total Account Value. Separate Account Value will be affected by Monthly Deductions.

The number of Accumulation Units you have is not changed by any change in the value of an Accumulation Unit. The number is increased by contributions or transfers and decreased by charges and withdrawals.

There is no guarantee that the Separate Account Value will equal or exceed Net Premiums placed in the Separate Account.

We will notify you annually as to the number of Accumulation Units credited to your Policy for each Fund, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

ACCUMULATION UNIT VALUE


We convert any Net Premium payment allocated to, or Policy Value transferred to a Sub-Account into Accumulation Units. Accumulation Units and Settlement Option Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange (NYSE) is open and trading is unrestricted ("Valuation Day"). On any day other than a Valuation Day, the Accumulation Unit Value will not change. A "Valuation Period" is the period starting at the close of trading on the NYSE on a Valuation Day, and ending at the close of trading on the next Valuation Day.


The Accumulation Unit Value for a Sub-Account is determined by:

- multiplying the Fund shares owned by the Sub-Account at the beginning of the business day by the net asset value per share at the end of the business day and adding any dividend or other distribution during the business day; minus

- the daily Sub-Account charges which may include a tax charge or credit; and

- dividing the result of the foregoing subtraction by the number of Accumulation Units for that Sub-Account at the beginning of the business day.


The Accumulation Unit Value is established at the inception of the Sub-Account, at an arbitrary amount. Thereafter, it may increase or decrease from business day to business day, to reflect investment experience and fees charged under the Policy.



In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


MATURITY VALUE

The Maturity Date is the Policy Anniversary nearest the Insured's 100th birthday.

The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

SURRENDER VALUE

The Surrender Value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the Total Account Value minus the Loan Account Value and any accrued interest, plus any credit for premium loads paid. All or part of the Surrender Value may be applied to one or more of the Settlement Options. If you make a full surrender, all coverage under the Policy will automatically terminate and may not be reinstated.

POLICY RIGHTS

PARTIAL SURRENDERS

A partial surrender may be made at any time after the first Policy Year. If, at the time of a partial surrender your Total Account Value is attributable to more than one funding option, the transaction charge and the amount paid to you upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

The amount of a partial surrender may not exceed the Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

For an Option 3 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

We will pay you on a full or partial surrender within seven calendar days after we receive your written request, facsimile or internet request at our Administrative Office in satisfactory form. Payment may be postponed if the New York Stock Exchange has been closed or trading has been restricted or an emergency exists. Your payment from the Fixed Account Values may be deferred up to six months except when used to pay premiums to the Company.

The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

POLICY LAPSE AND REINSTATEMENT

A lapse occurs if your Monthly Deduction is greater than the Policy's Surrender Value and no payment to cover the deduction is made within 61 days of our notifying you.

The Surrender Value may be insufficient to pay the Monthly Deduction because it has been exhausted by earlier deductions; due to poor investment performance, partial surrenders, indebtedness for Policy Loans, substantial reductions in Specified Amount, terms of certain Riders added to the Policy; or because of some combination of these factors.


You can apply for reinstatement within five years after the date of lapse and before the Maturity Date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deductions, plus two additional Monthly Deductions. In the event of reinstatement, the Policy will be reinstated on the monthly deduction day following our approval. The Policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan account value will not be reinstated.

POLICY LOANS

The maximum loan amount is 90% of Total Account Value unless individual state laws require otherwise. The Loan Account Value, which is the loan amount plus interest, reduces any proceeds payable.

Any loan made will be taken proportionally from the amount in each funding option. Repayments on the loan will be allocated in proportion to current premium allocations, and will reduce the Loan Account Value.

The annual rate we charge during any Policy Year will be:

- the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

- 5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year's and decrease only when it would be at least 0.5% lower than the prior Policy Year's.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any unpaid interest is added to the loan.

The Loan Account Value will earn interest at an annual rate equal to the greater of:

- the policy loan interest rate less an annual rate not to exceed 0.90%; or

- 4.0%

The interest earned by the Loan Account Value will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

If a Policy lapses with loans outstanding, adverse tax consequences generally result. See "Tax Issues".

POLICY CHANGES

INCREASES: You may increase the Specified Amount of your Policy at any time subject to satisfactory evidence of insurability which may be required.

DECREASES: Generally, you may decrease the Specified Amount of your Policy; however, no decrease may reduce the Specified Amount below the minimum for the type of Policy (see "Death Benefit Options"), and the availability of decreases before the fifth Policy Year is subject to approval of this feature by state regulatory agencies and to the Company's satisfaction that the decrease is intended to meet a legitimate, non-insurance related business need of the Policy owner.

- Changes from Death Benefit Option 1 to Death Benefit Option 2 are allowed at any time. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.

- Changes from Death Benefit Option 2 to Death Benefit Option 1 are allowed at any time. The new Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.

- Changes from Death Benefit Option 3 to Death Benefit Option 1 are allowed at any time. The Specified Amount will be increased to equal the Specified Amount prior to the change plus the lesser of the Accumulated Premiums or the Total Account Value at the time of the change.

- Changes from Death Benefit Option 3 to Death Benefit Option 2 are allowed at any time. The Specified Amount will be reduced to equal the Specified Amount prior to the change minus the difference between the Total Account Value and the sum of the Accumulated Premiums at the time of the change.

- Changes from Death Benefit Options 1 or 2 to Death Benefit Option 3 are not allowed.

RIGHT TO EXAMINE THE POLICY

The Policy has a "Right to Examine Period" during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days after you receive the Policy. Some states provide a longer period of time to exercise these rights. Your Policy will indicate if you have more than 10 days to review the Policy. If you return (cancel) the Policy, we will pay a refund of (1) the difference between payments made and amounts allocated to the Separate Account, plus (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus (3) any fees imposed on the amounts allocated to the Separate Account. However, some state laws require that the refund be equal to all premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums you paid by check may be delayed until the check clears your bank.

DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the Settlement Options or such options as we may choose to make available in the future. Payment of the Death Benefit may be delayed if the Policy is being contested.

POLICY SETTLEMENT

SETTLEMENT OPTIONS

Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the Settlement Options.

Upon the death of the Insured the proceeds of the Policy will be paid to the Beneficiary(ies) in the form of an annuity in Settlement Option 1, 2 or 3 if the Beneficiary(ies) so elect. An annuity is a series of payments for a definite period of time or for the life of an individual. For Settlement Option 4, payments of requested amounts are made at the request of the Payee or payments may be through one of the other available Settlement Options.

All or part of the Proceeds of this Policy may be applied, under one or more of the options described below. An election shall be made by written request to our Administrative Office. The Payee of Proceeds may make this election if no prior election has been made.

The Payee must designate whether the payments will be:

- on a fixed basis,

- on a variable basis, or

- a combination of fixed and variable bases.

Variable Settlement Options will be supported by the then available Funds of the Company's Variable Annuity Account N (Account N), a separate account very similar to the Separate Account, except that Account N supports variable annuity benefits rather than variable life insurance benefits. We will provide an Account N prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the cost and expenses of such Funds and the charges imposed on Account N. The available Funds may be and the charges imposed on Account N are expected to be different from those that relate to the Separate Account prior to commencement of a Settlement Option. Accordingly, you should review the Account N prospectus, as well as prospectuses for Account N's underlying Funds, prior to selecting any variable payment Settlement Option. A minimum monthly payment of $50 from each funding option will be required.

You make transfers among Funds while receiving payments on a variable basis under our administrative procedures in effect at the time. Currently, we limit the number of transfers to three per calendar year, but we can change this limit in the future.

If no designation is made, the Separate Account Value shall be used to provide a variable payment, and the Fixed Account Value shall be used to provide a fixed payment.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

ANNUITY PAYMENT OPTIONS:

OPTION 1 -- LIFE ANNUITY/LIFE ANNUITY WITH GUARANTEED PERIOD -- Fixed and/or variable annuity payments will be made for the lifetime of the Annuitant with no certain period, or life and a 10 year certain period, or life and a 20 year certain period.

OPTION 2 -- UNIT REFUND LIFE ANNUITY -- Variable annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if
(a) the number of the Fund settlement option annuity units initially purchased (determined by dividing the total dollar amount applied to purchase this settlement option by the Fund settlement option annuity unit value on the Annuity Commencement Date) is greater than (b) the number of Fund settlement option annuity units paid as part of each variable annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the number of Fund settlement option annuity units determined by (a) minus (b) will be made. The refund payment value will be determined using the Fund settlement option annuity unit value on the Valuation Date on which the death claim is approved by us for payment after we have received (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

OPTION 3 -- CASH REFUND LIFE ANNUITY -- Fixed annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if (a) the total dollar amount applied to purchase this option is greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the dollar amount of (a) minus (b) will be made. The refund payment will be made on the Valuation Date on which the death claim is approved by us for payment after we are in receipt of (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

OPTION 4 -- JOINT LIFE ANNUITY/JOINT LIFE ANNUITY WITH GUARANTEED PERIOD -- Fixed and/or variable payments will be made during the joint life of the Annuitant and a Joint Annuitant of the Owner's choice. Payments will be made for life with no certain period, or life and a 10 year certain period, or life and a 20 year certain period. Payments continue for the life of the survivor at the death of the Annuitant or Joint Annuitant.

Other Options--other options may be available as agreed upon in writing by us.


RIDERS



We may offer you Riders to the Policy from time to time. Riders may alter the benefits or charges in your Policy, they may vary by state of issue, and their election may have tax consequences for you. Also, if you elect a particular Rider, it may restrict the term of your Policy, or of other Riders in force. Riders may be available other than those listed here.



TERM INSURANCE RIDER


The Policy can be issued with a Term Insurance Rider as a portion of the total Death Benefit. The Rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless explicitly canceled by the Policy owner. The Rider provides a vehicle for short-term insurance protection for Policy owners who desire lower required premiums under the Policy, in anticipation of growth in Total Account Value to fund life insurance coverage in later Policy Years. However, term coverage does not have an associated

Account Value. The amount of coverage provided under the Rider's Benefit Amount varies from month to month.

The Benefit Amount is the Target Face Amount minus the Specified Amount. However, if the Death Benefit of the Policy is defined as a percentage of the Total Account Value, the Benefit Amount is zero.

The cost of the Rider is added to the Monthly Deductions, and is based on the Insured's premium class, Issue Age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy Year.

If the Policy's Death Benefit increases as a result of an increase in Total Account Value (see "Life Insurance Qualification"), the Rider's Target Death Benefit will be reduced by an equivalent amount to maintain the total desired Death Benefit.

The Rider's Death Benefit is included in the total Death Benefit paid under the Policy. (See "Death Benefit Options.")


THE COMPANY


The Company is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

DIRECTORS AND OFFICERS OF LINCOLN LIFE


The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802, and each has been employed by Lincoln Life or its affiliates for more than 5 years.



     Name, Address and
Position(s) with Registrant            Principal Occupations Last Five Years
----------------------------      -----------------------------------------------
JON A. BOSCIA                     Chief Executive Officer and Chairman of the
PRESIDENT AND DIRECTOR            Board of Directors [3/01 -- present] Lincoln
1500 Market Street                National Corporation; President and Director
Suite 3900                        [12/99 -- present] The Lincoln National Life
Philadelphia, PA 19102            Insurance Company. Formerly: President, Chief
                                  Executive Officer and Director [1/98 -- 3/01],
                                  Lincoln National Corporation; President, Chief
                                  Executive Officer and Director [10/96 -- 1/98],
                                  The Lincoln National Life Insurance Company.

JANET CHRZAN                      Senior Vice President and Chief Financial
SENIOR VICE PRESIDENT AND         Officer [4/00 -- present], Formerly: Vice
CHIEF FINANCIAL OFFICER           President and Treasurer [8/95 -- 4/00], The
                                  Lincoln National Life Insurance Company.

JOHN H. GOTTA                     Chief Executive Officer of Life Insurance,
CHIEF EXECUTIVE OFFICER OF        Executive Vice President, Assistant Secretary
LIFE INSURANCE, EXECUTIVE         and Director [12/99 -- present]. Formerly:
VICE PRESIDENT, ASSISTANT         Senior Vice President and Assistant Secretary
SECRETARY AND DIRECTOR            [4/98 -- 12/99], Senior Vice President
350 Church Street                 [2/98 -- 4/98], Vice President and General
Hartford, CT 06103                Manager [1/98 -- 2/98], The Lincoln National
                                  Life Insurance Company; Senior Vice President
                                  [3/96 -- 12/97], Connecticut General Life
                                  Insurance Company.

     Name, Address and
Position(s) with Registrant            Principal Occupations Last Five Years
----------------------------      -----------------------------------------------
CHARLES E. HALDEMAN, JR.          Director [7/00 -- present], The Lincoln
DIRECTOR                          National Life Insurance Company; President,
One Commerce                      Chief Executive Officer and Director [1/00 --
2005 Market Street                present], Lincoln National Investment
Philadelphia, PA 19103            Companies, Incorporated; President, Chief
                                  Executive Officer and Director [1/00 --
                                  present], Delaware Management Holdings,
                                  Incorporated; President and Director [7/00 --
                                  present], Lincoln Investment Management,
                                  Incorporated. Formerly: President and Chief
                                  Operating Officer [2/98 -- 1/00], United Asset
                                  Management Corporation; Director and Partner
                                  1/85 -- 12/99], Cooke & Bieler, Incorporated.

J. MICHAEL HEMP                   President and Director [7/97 -- present],
SENIOR VICE PRESIDENT             Lincoln Financial Advisors Incorporated; Senior
350 Church Street                 Vice President [formerly Vice President]
Hartford, CT 06103                [10/95 -- present], The Lincoln National Life
                                  Insurance Company.

BARBARA S. KOWALCZYK              Senior Vice President, Corporation Planning
DIRECTOR                          [5/94 -- present], Lincoln National
Centre Square                     Corporation; Director and Member of the
West Tower                        Investment Committee [12/01 -- present], The
1500 Market Street                Lincoln National Life Insurance Company, Senior
Suite 3900                        Vice President and Director [present] Lincoln
Philadelphia, PA 19102            National Management Corporation; Director
                                  [present], Lincoln Life & Annuity Company of
                                  New York.

GARY W. PARKER                    Senior Vice President and Chief Product Officer
SENIOR VICE PRESIDENT AND         [3/00 -- present], Vice President, Product
CHIEF PRODUCT OFFICER             Management [7/98 -- 3/00], The Lincoln National
350 Church Street                 Life Insurance Company. Formerly: Senior Vice
Hartford, CT 06103                President, Life Products [10/97 -- 6/98], Vice
                                  President, Marketing Services [9/89 -- 10/97],
                                  Life of Virginia.

SEE YENG QUEK                     Chief Investment Officer and Director [5/01 --
CHIEF INVESTMENT OFFICER AND      present], The Lincoln National Life Insurance
DIRECTOR                          Company; Senior Vice President [8/00 --
One Commerce Square               present], Delaware Investments. Formerly: Vice
Philadelphia, PA 19103            President [2/93 -- 7/00], Conseco Capital
                                  Management, Incorporated.

LORRY J. STENSRUD                 Chief Executive Officer of Annuities, Executive
CHIEF EXECUTIVE OFFICER OF        Vice President and Director [6/00 -- present],
ANNUITIES, EXECUTIVE VICE         The Lincoln National Life Insurance Company.
PRESIDENT AND DIRECTOR            Formerly: President and Chief Executive Officer
                                  [6/95 -- 6/00], Cova Life Insurance (Xerox
                                  Life).

RICHARD C. VAUGHAN                Executive Vice President and Chief Financial
DIRECTOR                          Officer [1/95 -- present], Formerly: Senior
Centre Square                     Vice President and Chief Financial Officer
West Tower                        [6/92 -- 1/95], Lincoln National Corporation.
1500 Market Street
Suite 3900
Philadelphia, PA 19102


ADDITIONAL INFORMATION

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send you a report containing the following information:

- a statement of changes in the Total Account Value and Surrender Value since the prior report or since the Date of Issue, if there has been no prior report. This includes a statement of Monthly Deductions and investment results and any interest earnings for the report period;

- Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

- a projection of the Total Account Value, Loan Account Value and Surrender Value as of the succeeding Policy Anniversary.

If you have Policy values funded in a Separate Account you will receive, in addition, such periodic reports as may be required by the Commission.

Some state laws require additional reports; these requirements vary from state to state.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100. The result is the number of votes you may direct. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of Fund shares which each Policy owner is entitled to direct a vote is determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least
14 days before such meeting. Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through the Separate Account.

Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of a Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determined that the change would have an adverse effect on the Separate Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy owners.

FUND PARTICIPATION AGREEMENTS


In order to make the Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, Lincoln Life must perform certain administrative services for the Fund advisors or distributors. For these administrative functions, Lincoln Life may be compensated by the Fund at annual rates of between .15% and .35% of the assets attributable to the Policies.


STATE REGULATION

We are subject to regulation and supervision by the Insurance Department of the State of Indiana, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Indiana and in other jurisdictions where they are offered.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.


Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.


After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

THE REGISTRATION STATEMENT

A Registration Statement under the 1933 Act has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.

DISTRIBUTION OF THE POLICIES

Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Principal Underwriter has overall responsibility for establishing a selling plan for the Policies. Our principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802.


The Policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among those are Lincoln Financial Advisors Corporation and Lincoln Financial Distributors, both of whom are our affiliates. Registered representatives may receive commissions and service fees up to 35% of the first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, Lincoln Life may pay equivalent amounts over time based on Accumulation Value. Registered representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, prizes, awards, training and education meetings.



Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of Policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with the Registered Representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.



All compensation is paid from our resources, which include fees and charges imposed under the Policy.


RECORDS AND ACCOUNTS

Andesa, TPA, Inc., Suite 502, 1621 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Funds shares held in the Separate Account will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.

EXPERTS


The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports also appearing elsewhere in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Legal matters included in this Prospectus have been examined by Robert A. Picarello, Esq. as stated in the opinion filed as an exhibit to the Registration Statement.



Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to this Registration Statement.


ADVERTISING

Lincoln Life is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. Lincoln Life may advertise these ratings from time to time. In addition, Lincoln Life may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, Lincoln Life may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

TAX ISSUES


INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.


TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The investment in the contract generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECs

CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECs. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECs

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

COMMUNICATIONS WITH LINCOLN LIFE

PROPER WRITTEN FORM


Whenever this Prospectus refers to a communication "in proper written form," it means a written document, in form and substance reasonably satisfactory to us, received at the Administrative Office. You may also send your communication by facsimile to the Administrative Office. We will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper written form may require, among other things, a signature guarantee or some other proof of authenticity.



RECEIPT OF WRITTEN COMMUNICATIONS



Once your Policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this Prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day; payments or requests received on or after 4:00 p.m. Eastern time on a business day will normally be effective as of the end of the next business day.



ELECTRONIC COMMUNICATIONS



We allow electronic transactions only when you provide us proper written authorization. To effect a permitted transaction using electronic means, the Owner, or his/her authorized representative, may have to provide the following:
Policy number, partial Social Security number, and/or such other information as we may require to verify the identity and authority of the initiator. We disclaim all liability for losses and other consequences resulting from unauthorized or fraudulent electronic transactions. In addition, we are not responsible for the consequences of instructions that fail to reach us in a timely manner. The Company believes that the procedures as stated above are reasonable and acknowledges that, if it does not follow these procedures, it may be liable for such losses.



Please note that telephone, facsimile and/or Internet access may not always be available. Any telephone, facsimile or Internet hookup, whether it is yours, your service provider's or your agent's, can experience outages or slowdowns arising from a variety of causes not of our making. These outages or slowdowns may result in delayed or lost instructions from you, and we will not be responsible for these "failed" transmissions. If you are experiencing problems, you should send your request in writing to our Administrative Office.


MISCELLANEOUS POLICY PROVISIONS

The Policy, including riders, which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.

PAYMENT OF BENEFITS

All benefits are payable by us. We may require submission of the Policy before we grant loans, make changes or pay benefits.

AGE

If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.

INCONTESTABILITY

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's Date of Issue.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

SUICIDE

In most states, if the Insured commits suicide within two years from the Date of Issue, the only benefit paid will be the sum of:

a)  premiums paid less amounts allocated to the Separate Account; and

b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

COVERAGE BEYOND MATURITY

We will continue coverage beyond the Maturity Date if; (1) your Cash Surrender Value remains positive; and (2) you do not select a Settlement Option under the policy. The Maturity Date for this Policy is the Policy Anniversary nearest the Insured's 100th birthday.

Under Coverage Beyond Maturity, at the Maturity Date we will transfer the Separate Account Value to the Fixed Account. We will then continue to pay interest on the Total Account Value of the Policy as described in Policy Values--Interest Credited.

Where permitted by law we will continue to charge you Monthly Deductions, except that we will not charge you any Cost of Insurance. In addition, Loan Interest on any loans outstanding on the Maturity Date will continue to accrue. Coverage Beyond Maturity is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture will not be available once this Coverage Beyond Maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the Maturity Date. Therefore, you should consult your tax advisor before the Policy becomes eligible for Coverage Beyond Maturity.

NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

                                   APPENDIX A

ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND SURRENDER VALUES.


The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the variable funding options. The tables show how the Death Benefit, Total Account Values and Surrender Values of a Policy issued with an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross after tax annual rate of 0%, 6%, and 12%, respectively. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6%, or 12% over a period of years. However, it may fluctuate above and below those averages throughout the years shown. In that case, the actual Total Account Values, Surrender Values and Death Benefit Proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated Premium.


Tables I, II, VII and VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for fully underwritten issue. Tables III, IV, IX and X illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables V, VI, XI and XII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for simplified issue underwriting. Tables I through VI show values under the Guideline Premium Test for the definition of life insurance, and Tables VII through XII show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over a designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, V, VII, IX and XI assume the maximum Cost of Insurance allowable under the Policy is charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable premium load of 15% up to the first year's Target Premium and 6% over the Target Premium, are assessed in the first Policy Year; the maximum allowable premium load of 10% up to the second year's Target Premium and 6% over the Target Premium, are assessed in the second through fifth Policy Year and 6% on all premium in all Policy years thereafter.

Tables II, IV, VI, VIII, X and XII assume that the current scale of Cost of Insurance rates applies during all policy years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 policy years and 0.35% for policy years 11 and thereafter, the current premium load of 10.5% up to the first year's target premium and 2.5% over the target premium are assumed in the first policy year, the current premium load of 7.5% up to the second through the fifth years' target premiums and 1.5% over the target premiums are assumed in the second through the fifth policy years, the current premium load of 3.5% up to the sixth and the seventh years' target premiums and 1.5% over the target premiums are assumed in the sixth and the seventh policy years, 1.5% on all premium in all policy years thereafter.

The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See individual prospectuses for each Fund for more information.


In addition, these values reflect the application of the mortality and expense risk charge, premium load and an assumed premium tax charge of 2.20% on all premium. After deduction of these amounts, the illustrated net annual return is -1.72%, 4.28% and 10.28% on a maximum charge basis for all years. The illustrated net annual return on a current charge basis is -1.52%, 4.48% and 10.48% for Policy Years 1-10 and -1.17%, 4.83% and 10.83% for Policy Years 11 and thereafter.



The amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.82% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 2001.


Certain fund groups waive a portion of fund expenses or reimburse the funds for such expenses. Those waivers or reimbursements remain in effect for varying periods of time, are usually reviewed at least yearly by each fund group, and are within the fund group's control. The effect of discontinuing a waiver or reimbursement arrangement could result in higher expense levels for the affected fund, as shown in the portfolio expense table. Assuming those waivers and reimbursements were discontinued, the Fund investment advisory fees and other expenses arithmetic average would be equivalent to an annual effective rate of 0.86% of the daily net asset value of the Separate Account.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Account S, and if no Policy loans have been made. The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    TABLE I
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       542,188     542,188      542,188      6,021        6,441        6,863
 2                         21,525       542,188     542,188      542,188     12,319       13,568       14,870
 3                         33,101       542,188     542,188      542,188     18,392       20,883       23,584
 4                         45,256       542,188     542,188      542,188     24,224       28,376       33,063
 5                         58,019       542,188     542,188      542,188     29,817       36,058       43,392

 6                         71,420       542,188     542,188      542,188     35,559       44,344       55,095
 7                         85,491       542,188     542,188      542,188     41,021       52,816       67,852
 8                         85,491       542,188     542,188      542,188     41,021       52,816       67,852
 9                        115,779       542,188     542,188      542,188     51,031       70,276       96,937
10                        132,068       542,188     542,188      542,188     55,525       79,227      113,492

15                        226,575       542,188     542,188      542,188     72,126      125,888      223,099
20                        347,193       542,188     542,188      542,188     75,710      174,233      401,964
25                        501,135       542,188     542,188      811,846     57,035      219,813      699,867
30                        697,608             0     542,188    1,259,788          0      256,056    1,177,372

20 (Age 65)               347,193       542,188     542,188      542,188     75,710      174,233      401,964

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       6,721        7,141        7,563
 2                      12,844       14,093       15,395
 3                      18,392       20,883       23,584
 4                      24,224       28,376       33,063
 5                      29,817       36,058       43,392
 6                      35,559       44,344       55,095
 7                      41,021       52,816       67,852
 8                      41,021       52,816       67,852
 9                      51,031       70,276       96,937
10                      55,525       79,227      113,492
15                      72,126      125,888      223,099
20                      75,710      174,233      401,964
25                      57,035      219,813      699,867
30                           0      256,056    1,177,372
20 (Age 65)             75,710      174,233      401,964


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE II
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       542,188     542,188      542,188       7,486       7,974        8,463
 2                         21,525       542,188     542,188      542,188      15,046      16,509       18,033
 3                         33,101       542,188     542,188      542,188      22,388      25,323       28,502
 4                         45,256       542,188     542,188      542,188      29,518      34,434       39,974
 5                         58,019       542,188     542,188      542,188      36,439      43,857       52,558

 6                         71,420       542,188     542,188      542,188      43,546      54,023       66,818
 7                         85,491       542,188     542,188      542,188      50,429      64,541       82,483
 8                        100,266       542,188     542,188      542,188      57,272      75,621       99,918
 9                        115,779       542,188     542,188      542,188      63,853      87,059      119,077
10                        132,068       542,188     542,188      542,188      70,143      98,847      140,131

15                        226,575       542,188     542,188      542,188      97,751     165,382      286,104
20                        347,193       542,188     542,188      650,611     116,327     244,836      533,288
25                        501,135       542,188     542,188    1,098,262     129,347     347,159      946,777
30                        697,608       542,188     542,188    1,746,799     129,098     481,005    1,632,522

20 (Age 65)               347,193       542,188     542,188      650,611     116,327     244,836      533,288

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        8,186       8,674        9,163
 2                       15,571      17,034       18,558
 3                       22,388      25,323       28,502
 4                       29,518      34,434       39,974
 5                       36,439      43,857       52,558
 6                       43,546      54,023       66,818
 7                       50,429      64,541       82,483
 8                       57,272      75,621       99,918
 9                       63,853      87,059      119,077
10                       70,143      98,847      140,131
15                       97,751     165,382      286,104
20                      116,327     244,836      533,288
25                      129,347     347,159      946,777
30                      129,098     481,005     1632,522
20 (Age 65)             116,327     244,836      533,288


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE III
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       542,188     542,188      542,188      6,021        6,441        6,863
 2                         21,525       542,188     542,188      542,188     12,319       13,568       14,870
 3                         33,101       542,188     542,188      542,188     18,392       20,883       23,584
 4                         45,256       542,188     542,188      542,188     24,224       28,376       33,063
 5                         58,019       542,188     542,188      542,188     29,817       36,058       43,392

 6                         71,420       542,188     542,188      542,188     35,559       44,344       55,095
 7                         85,491       542,188     542,188      542,188     41,021       52,816       67,852
 8                        100,266       542,188     542,188      542,188     46,187       61,466       81,764
 9                        115,779       542,188     542,188      542,188     51,031       70,276       96,937
10                        132,068       542,188     542,188      542,188     55,525       79,227      113,492

15                        226,575       542,188     542,188      542,188     72,126      125,888      223,099
20                        347,193       542,188     542,188      542,188     75,710      174,233      401,964
25                        501,135       542,188     542,188      811,846     57,035      219,813      699,867
30                        697,608             0     542,188    1,259,788          0      256,056    1,177,372

20 (Age 65)               347,193       542,188     542,188      542,188     75,710      174,233      401,964

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       6,721        7,141        7,563
 2                      12,844       14,093       15,395
 3                      18,392       20,883       23,584
 4                      24,224       28,376       33,063
 5                      29,817       36,058       43,392
 6                      35,559       44,344       55,095
 7                      41,021       52,816       67,852
 8                      46,187       61,466       81,764
 9                      51,031       70,276       96,937
10                      55,525       79,227      113,492
15                      72,126      125,888      223,099
20                      75,710      174,233      401,964
25                      57,035      219,813      699,867
30                           0      256,056    1,177,372
20 (Age 65)             75,710      174,233      401,964


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE IV
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       542,188     542,188      542,188       7,288       7,770        8,252
 2                         21,525       542,188     542,188      542,188      14,657      16,095       17,594
 3                         33,101       542,188     542,188      542,188      21,813      24,694       27,815
 4                         45,256       542,188     542,188      542,188      28,767      33,587       39,021
 5                         58,019       542,188     542,188      542,188      35,524      42,793       51,322

 6                         71,420       542,188     542,188      542,188      42,483      52,746       65,285
 7                         85,491       542,188     542,188      542,188      49,238      63,060       80,642
 8                        100,266       542,188     542,188      542,188      55,976      73,949       97,759
 9                        115,779       542,188     542,188      542,188      62,480      85,215      116,595
10                        132,068       542,188     542,188      542,188      68,727      96,855      137,323

15                        226,575       542,188     542,188      542,188      96,752     163,136      281,547
20                        347,193       542,188     542,188      641,709     116,384     242,805      525,991
25                        501,135       542,188     542,188    1,084,379     129,635     344,602      934,810
30                        697,608       542,188     542,188    1,725,589     129,368     477,418    1,612,700

20 (Age 65)               347,193       542,188     542,188      641,709     116,384     242,805      525,991

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        7,988       8,470        8,952
 2                       15,182      16,620       18,119
 3                       21,813      24,694       27,815
 4                       28,767      33,587       39,021
 5                       35,524      42,793       51,322
 6                       42,483      52,746       65,285
 7                       49,238      63,060       80,642
 8                       55,976      73,949       97,759
 9                       62,480      85,215      116,595
10                       68,727      96,855      137,323
15                       96,752     163,136      281,547
20                      116,384     242,805      525,991
25                      129,635     344,602      934,810
30                      129,368     477,418    1,612,700
20 (Age 65)             116,384     242,805      525,991


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE V
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       542,188     542,188      542,188      6,021        6,441        6,863
 2                         21,525       542,188     542,188      542,188     12,319       13,568       14,870
 3                         33,101       542,188     542,188      542,188     18,392       20,883       23,584
 4                         45,256       542,188     542,188      542,188     24,224       28,376       33,063
 5                         58,019       542,188     542,188      542,188     29,817       36,058       43,392

 6                         71,420       542,188     542,188      542,188     35,559       44,344       55,095
 7                         85,491       542,188     542,188      542,188     41,021       52,816       67,852
 8                        100,266       542,188     542,188      542,188     46,187       61,466       81,764
 9                        115,779       542,188     542,188      542,188     51,031       70,276       96,937
10                        132,068       542,188     542,188      542,188     55,525       79,227      113,492

15                        226,575       542,188     542,188      542,188     72,126      125,888      223,099
20                        347,193       542,188     542,188      542,188     75,710      174,233      401,964
25                        501,135       542,188     542,188      811,846     57,035      219,813      699,867
30                        697,608             0     542,188    1,259,788          0      256,056    1,177,372

20 (Age 65)               347,193       542,188     542,188      542,188     75,710      174,233      401,964

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       6,721        7,141        7,563
 2                      12,844       14,093       15,395
 3                      18,392       20,883       23,584
 4                      24,224       28,376       33,063
 5                      29,817       36,058       43,392
 6                      35,559       44,344       55,095
 7                      41,021       52,816       67,852
 8                      46,187       61,466       81,764
 9                      51,031       70,276       96,937
10                      55,525       79,227      113,492
15                      72,126      125,888      223,099
20                      75,710      174,233      401,964
25                      57,035      219,813      699,867
30                           0      256,056    1,177,372
20 (Age 65)             75,710      174,233      401,964


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE VI
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $542,188
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         10,500       542,188     542,188      542,188       7,638       8,131        8,625
 2                         21,525       542,188     542,188      542,188      15,250      16,729       18,269
 3                         33,101       542,188     542,188      542,188      22,553      25,516       28,726
 4                         45,256       542,188     542,188      542,188      29,576      34,529       40,111
 5                         58,019       542,188     542,188      542,188      36,351      43,808       52,560

 6                         71,420       542,188     542,188      542,188      43,305      53,816       66,662
 7                         85,491       542,188     542,188      542,188      50,058      64,189       82,177
 8                        100,266       542,188     542,188      542,188      56,815      75,162       99,490
 9                        115,779       542,188     542,188      542,188      63,369      86,546      118,572
10                        132,068       542,188     542,188      542,188      69,698      98,341      139,601

15                        226,575       542,188     542,188      542,188      98,353     165,761      286,128
20                        347,193       542,188     542,188      652,107     119,434     247,573      534,514
25                        501,135       542,188     542,188    1,102,193     135,912     353,185      950,167
30                        697,608       542,188     542,188    1,755,072     141,099     491,179    1,640,254

20 (Age 65)               347,193       542,188     542,188      652,107     119,434     247,573      534,514

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        8,338       8,831        9,325
 2                       15,775      17,254       18,794
 3                       22,553      25,516       28,726
 4                       29,576      34,529       40,111
 5                       36,351      43,808       52,560
 6                       43,305      53,816       66,662
 7                       50,058      64,189       82,177
 8                       56,815      75,162       99,490
 9                       63,369      86,546      118,572
10                       69,698      98,341      139,601
15                       98,353     165,761      286,128
20                      119,434     247,573      534,514
25                      135,912     353,185      950,167
30                      141,099     491,179    1,640,254
20 (Age 65)             119,434     247,573      534,514


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE VII
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       497,803     497,803      497,803      17,996      19,143       20,292
 2                         53,813       497,803     497,803      497,803      36,859      40,362       44,006
 3                         82,753       497,803     497,803      497,803      55,345      62,447       70,127
 4                        113,141       497,803     497,803      497,803      73,452      85,433       98,912
 51                       145,048       497,803     497,803      497,803      91,192     109,374      130,660

 6                        178,550       497,803     497,803      497,803     109,558     135,367      166,809
 7                        213,728       497,803     497,803      550,090     127,541     162,457      206,588
 8                        224,414       497,803     497,803      582,543     123,153     167,370      225,682
 9                        235,635       497,803     497,803      616,896     118,615     172,341      246,461
10                        247,417       497,803     497,803      653,253     113,892     177,353      269,053

15                        315,773       497,803     497,803      869,901      86,610     202,696      414,770
20                        403,015       497,803     497,803    1,157,155      48,935     226,736      632,240
25                        514,361             0     497,803    1,536,995           0     244,372      948,644
30                        656,470             0     497,803    2,036,044           0     246,065    1,398,420

20 (Age 65)               403,015       497,803     497,803    1,157,155      48,935     226,736      632,240

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       19,746      20,893       22,042
 2                       38,171      41,675       45,318
 3                       55,345      62,447       70,127
 4                       73,452      85,433       98,912
 51                      91,192     109,374      130,660
 6                      109,558     135,367      166,809
 7                      127,541     162,457      206,588
 8                      123,153     167,370      225,682
 9                      118,615     172,341      246,461
10                      113,892     177,353      269,053
15                       86,610     202,696      414,770
20                       48,935     226,736      632,240
25                            0     244,372      948,644
30                            0     246,065    1,398,420
20 (Age 65)              48,935     226,736      632,240


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE VIII
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       497,803     497,803      497,803      20,494      21,772       23,051
 2                         53,813       497,803     497,803      497,803      41,350      45,240       49,286
 3                         82,753       497,803     497,803      497,803      61,834      69,712       78,230
 4                        113,141       497,803     497,803      497,803      81,960      95,246      110,190
 5                        145,048       497,803     497,803      497,803     101,741     121,904      145,503

 6                        178,550       497,803     497,803      510,081     122,172     150,794      185,650
 7                        213,728       497,803     497,803      611,796     142,257     180,982      229,762
 8                        224,414       497,803     497,803      651,155     138,693     187,810      252,262
 9                        235,635       497,803     497,803      693,070     135,030     194,849      276,894
10                        247,417       497,803     497,803      737,693     131,239     202,090      303,831

15                        315,773       497,803     514,362    1,022,904     111,264     245,248      487,722
20                        403,015       497,803     540,532    1,420,926      84,054     295,333      776,357
25                        514,361       497,803     578,084    2,008,729      51,342     356,797    1,239,801
30                        656,470       497,803     624,815    2,869,726       2,869     429,143    1,971,019

20 (Age 65)               403,015       497,803     540,532    1,420,926      84,054     295,333      776,357

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       22,244      23,522       24,801
 2                       42,662      46,553       50,598
 3                       61,834      69,712       78,230
 4                       81,960      95,246      110,190
 5                      101,741     121,904      145,503
 6                      122,172     150,794      185,650
 7                      142,257     180,982      229,762
 8                      138,693     187,810      252,262
 9                      135,030     194,849      276,894
10                      131,239     202,090      303,831
15                      111,264     245,248      487,722
20                       84,054     295,333      776,357
25                       51,342     356,797    1,239,801
30                        2,869     429,143    1,971,019
20 (Age 65)              84,054     295,333      776,357


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE IX
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       497,803     497,803      497,803      17,996      19,143       20,292
 2                         53,813       497,803     497,803      497,803      36,859      40,362       44,006
 3                         82,753       497,803     497,803      497,803      55,345      62,447       70,127
 4                        113,141       497,803     497,803      497,803      73,452      85,433       98,912
 5                        145,048       497,803     497,803      497,803      91,192     109,374      130,660

 6                        178,550       497,803     497,803      497,803     109,558     135,367      166,809
 7                        213,728       497,803     497,803      550,090     127,541     162,457      206,588
 8                        224,414       497,803     497,803      582,543     123,153     167,370      225,682
 9                        235,635       497,803     497,803      616,896     118,615     172,341      246,461
10                        247,417       497,803     497,803      653,253     113,892     177,353      269,053

15                        315,773       497,803     497,803      869,901      86,610     202,696      414,770
20                        403,015       497,803     497,803    1,157,155      48,935     226,736      632,240
25                        514,361             0     497,803    1,536,995           0     244,372      948,644
30                        656,470             0     497,803    2,036,044           0     246,065    1,398,420

20 (Age 65)               403,015       497,803     497,803    1,157,155      48,935     226,736      632,240

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       19,746      20,893       22,042
 2                       38,171      41,675       45,318
 3                       55,345      62,447       70,127
 4                       73,452      85,433       98,912
 5                       91,192     109,374      130,660
 6                      109,558     135,367      166,809
 7                      127,541     162,457      206,588
 8                      123,153     167,370      225,682
 9                      118,615     172,341      246,461
10                      113,892     177,353      269,053
15                       86,610     202,696      414,770
20                       48,935     226,736      632,240
25                            0     244,372      948,644
30                            0     246,065    1,398,420
20 (Age 65)              48,935     226,736      632,240


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE X
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       497,803     497,803      497,803      20,318      21,590       22,863
 2                         53,813       497,803     497,803      497,803      41,008      44,877       48,901
 3                         82,753       497,803     497,803      497,803      61,337      69,169       77,639
 4                        113,141       497,803     497,803      497,803      81,321      94,528      109,385
 5                        145,048       497,803     497,803      497,803     100,974     121,017      144,480

 6                        178,550       497,803     497,803      506,670     121,294     149,749      184,408
 7                        213,728       497,803     497,803      607,873     141,288     179,791      228,288
 8                        224,414       497,803     497,803      646,727     137,647     186,482      250,547
 9                        235,635       497,803     497,803      688,158     133,928     193,395      274,932
10                        247,417       497,803     497,803      732,335     130,104     200,527      301,624

15                        315,773       497,803     510,678    1,016,463     110,483     243,492      484,651
20                        403,015       497,803     537,882    1,415,204      84,254     293,885      773,231
25                        514,361       497,803     575,484    2,001,465      51,775     355,193    1,235,317
30                        656,470       497,803     621,979    2,859,236       3,285     427,195    1,963,814

20 (Age 65)               403,015       497,803     537,882    1,415,204      84,254     293,885      773,231

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       22,068      23,340       24,613
 2                       42,320      46,190       50,214
 3                       61,337      69,169       77,639
 4                       81,321      94,528      109,385
 5                      100,974     121,017      144,480
 6                      121,294     149,749      184,408
 7                      141,288     179,791      228,288
 8                      137,647     186,482      250,547
 9                      133,928     193,395      274,932
10                      130,104     200,527      301,624
15                      110,483     243,492      484,651
20                       84,254     293,885      773,231
25                       51,775     355,193    1,235,317
30                        3,285     427,195    1,963,814
20 (Age 65)              84,254     293,885      773,231


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE XI
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       497,803     497,803      497,803      17,996      19,143       20,292
 2                         53,813       497,803     497,803      497,803      36,859      40,362       44,006
 3                         82,753       497,803     497,803      497,803      55,345      62,447       70,127
 4                        113,141       497,803     497,803      497,803      73,452      85,433       98,912
 5                        145,048       497,803     497,803      497,803      91,192     109,374      130,660

 6                        178,550       497,803     497,803      497,803     109,558     135,367      166,809
 7                        213,728       497,803     497,803      550,090     127,541     162,457      206,588
 8                        224,414       497,803     497,803      582,543     123,153     167,370      225,682
 9                        235,635       497,803     497,803      616,896     118,615     172,341      246,461
10                        247,417       497,803     497,803      653,253     113,892     177,353      269,053

15                        315,773       497,803     497,803      869,901      86,610     202,696      414,770
20                        403,015       497,803     497,803    1,157,155      48,935     226,736      632,240
25                        514,361             0     497,803    1,536,995           0     244,372      948,644
30                        656,470             0     497,803    2,036,044           0     246,065    1,398,420

20 (Age 65)               403,015       497,803     497,803    1,157,155      48,935     226,736      632,240

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       19,746      20,893       22,042
 2                       38,171      41,675       45,318
 3                       55,345      62,447       70,127
 4                       73,452      85,433       98,912
 5                       91,192     109,374      130,660
 6                      109,558     135,367      166,809
 7                      127,541     162,457      206,588
 8                      123,153     167,370      225,682
 9                      118,615     172,341      246,461
10                      113,892     177,353      269,053
15                       86,610     202,696      414,770
20                       48,935     226,736      632,240
25                            0     244,372      948,644
30                            0     246,065    1,398,420
20 (Age 65)              48,935     226,736      632,240


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE XII
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $497,803
                             DEATH BENEFIT OPTION 1

                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                         26,250       497,803     497,803      497,803      20,630      21,912       23,195
 2                         53,813       497,803     497,803      497,803      41,530      45,434       49,494
 3                         82,753       497,803     497,803      497,803      61,982      69,884       78,430
 4                        113,141       497,803     497,803      497,803      82,022      95,341      110,325
 5                        145,048       497,803     497,803      497,803     101,688     121,891      145,543

 6                        178,550       497,803     497,803      509,912     122,004     150,669      185,588
 7                        213,728       497,803     497,803      611,338     141,994     180,761      229,589
 8                        224,414       497,803     497,803      650,475     138,367     187,518      251,999
 9                        235,635       497,803     497,803      692,277     134,684     194,522      276,577
10                        247,417       497,803     497,803      736,923     130,923     201,769      303,514

15                        315,773       497,803     514,967    1,024,664     111,827     245,537      488,561
20                        403,015       497,803     544,105    1,431,093      86,958     297,285      781,912
25                        514,361       497,803     585,298    2,034,884      57,846     361,250    1,255,944
30                        656,470       497,803     636,747    2,926,057      15,639     437,338    2,009,709

20 (Age 65)               403,015       497,803     544,105    1,431,093      86,958     297,285      781,912

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       22,380      23,662       24,945
 2                       42,843      46,747       50,807
 3                       61,982      69,884       78,430
 4                       82,022      95,341      110,325
 5                      101,688     121,891      145,543
 6                      122,004     150,669      185,588
 7                      141,994     180,761      229,589
 8                      138,367     187,518      251,999
 9                      134,684     194,522      276,577
10                      130,923     201,769      303,514
15                      111,827     245,537      488,561
20                       86,958     297,285      781,912
25                       57,846     361,250    1,255,944
30                       15,639     437,338    2,009,709
20 (Age 65)              86,958     297,285      781,912


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   APPENDIX B

               APPLICABLE PERCENTAGES FOR GUIDELINE PREMIUM TEST

 ATTAINED AGE OF
   THE INSURED       CORRIDOR
(NEAREST BIRTHDAY)  PERCENTAGE
------------------  ----------
       0-40            250%
        41             243%
        42             236%
        43             229%
        44             222%
        45             215%
        46             209%
        47             203%
        48             197%
        49             191%
        50             185%
        51             178%
        52             171%
        53             164%
        54             157%
        55             150%
        56             146%
        57             142%
        58             138%
        59             134%
        60             130%
        61             128%
        62             126%
        63             124%
        64             122%
        65             120%
        66             119%
        67             118%
        68             117%
        69             116%
        70             115%
        71             113%
        72             111%
        73             109%
        74             107%
      75-90            105%
        91             104%
        92             103%
        93             102%
        94             101%
      95-99            100%

                                  PROSPECTUS 3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

HOME OFFICE LOCATION:                            ADMINISTRATIVE OFFICE:
1300 SOUTH CLINTON STREET                        LINCOLN CORPORATE SPECIALTY MARKETS
P.O. BOX 1110                                    350 CHURCH STREET--MSM 1
FORT WAYNE, INDIANA 46802                        HARTFORD, CT 06103-1106
(800) 942-5500                                   (860) 466-1561

--------------------------------------------------------------------------------
This Prospectus describes Lincoln CVUL Series III featuring the Elite Series of Funds, a flexible premium variable universal life insurance contract (the "Policy") offered by The Lincoln National Life Insurance Company. The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization.

The Policy features:
             - flexible Premium Payments
             - a choice of life insurance qualification method
             - a choice of one of three death benefit options
             - a choice of underlying investment options

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable universal life insurance contract with this Policy.


This Prospectus is intended to describe the variable options used to fund this Policy through the Separate Account. The variable funding options (collectively, the "Funds") currently available through the Separate Account are from the following:


             - AIM VARIABLE INSURANCE FUNDS

             - ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

             - AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC.

             - AMERICAN FUNDS INSURANCE SERIES

             - BARON CAPITAL FUNDS TRUST


             - DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND)



             - FIDELITY VARIABLE INSURANCE PRODUCTS


             - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

             - JANUS ASPEN SERIES

             - LINCOLN NATIONAL FUNDS


             - MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST


             - NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

             - PUTNAM VARIABLE TRUST


             - SCUDDER VIT FUNDS (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT FUNDS
               TRUST)



Refer to the "Separate Account--Funds" section in this Prospectus for detail on the particular Funds offered.


--------------------------------------------------------------------------------

READ THIS PROSPECTUS AND THE PROSPECTUSES OF THE FUNDS AVAILABLE AS INVESTMENT OPTIONS THROUGH THE SEPARATE ACCOUNT UNDER THE POLICY OFFERED BY THIS PROSPECTUS CAREFULLY. KEEP THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                          PROSPECTUS DATED MAY 1, 2002

TABLE OF CONTENTS


HIGHLIGHTS.....................................        3
  A Flexible Premium Variable Universal Life
    Insurance Policy...........................        3
  Initial Choices to be Made...................        3
  Amount of Premium Payment....................        3
  Life Insurance Qualification Method..........        4
  Death Benefit Options........................        4
  Selection of Funding Vehicles................        4
  Insurance Charges and Fees...................        5
  Charges Assessed Against the Underlying
    Funds......................................        6
  Policy Loans, Withdrawals and Surrenders.....       11
  Changes in Specified Amount..................       11
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE
GENERAL ACCOUNT................................       11
BUYING VARIABLE LIFE INSURANCE.................       13
ALLOCATION OF PREMIUMS.........................       13
  Fixed Account................................       14
  Separate Account--Funds......................       14
  Mixed and Shared Funding.....................       20
  Substitution of Securities...................       20
CHARGES AND FEES...............................       20
  Premium Load.................................       21
  Premium Load Refund..........................       21
  Premium Tax Charge...........................       22
  Charges and Fees Assessed Against the Total
    Account Value..............................       22
  Charges and Fees Associated with the Variable
    Funding Options............................       23
  Reduction of Charges.........................       23
POLICY CHOICES.................................       24
  Premium Payments.............................       24
  Life Insurance Qualification.................       25
  Death Benefit Options........................       26
  Allocations and Transfers to Funding
    Options....................................       27
  Limits on Frequent Transfers.................       27
POLICY VALUES..................................       28
  Total Account Value..........................       28
  Accumulation Unit Value......................       29
  Maturity Value...............................       29
  Surrender Value..............................       29
POLICY RIGHTS..................................       30
  Partial Surrenders...........................       30
  Policy Lapse and Reinstatement...............       31
  Guaranteed Death Benefit.....................       31
  Policy Loans.................................       31
  Policy Changes -- Increases, Decreases.......       32
  Right to Examine the Policy..................       33
DEATH BENEFIT..................................       33
POLICY SETTLEMENT..............................       33
  Settlement Options...........................       33
  Annuity Payment Options......................       34
RIDERS.........................................       35
  Term Insurance Rider.........................       35
  Cash Value Enhancement Rider.................       36
THE COMPANY....................................       37
  Directors and Officers of Lincoln Life.......       37
ADDITIONAL INFORMATION.........................       39
  Reports to Policyowners......................       39
  Right to Instruct Voting of Fund Shares......       39
  Disregard of Voting Instructions.............       40
  Fund Participation Agreements................       40
  State Regulation.............................       40
  Legal Proceedings............................       40
  The Registration Statement...................       41
  Distribution of the Policies.................       41
  Records and Accounts.........................       41
  Experts......................................       42
  Advertising..................................       42
TAX ISSUES.....................................       42
  Taxation of Life Insurance Contracts in
    General....................................       43
  Policies Which Are MECs......................       44
  Policies Which Are Not MECs..................       45
  Other Considerations.........................       45
  Tax Status of Lincoln Life...................       46
COMMUNICATIONS WITH LINCOLN LIFE...............       46
  Proper Written Form..........................       46
  Receipt of Written Communications............       46
  Electronic Communications....................       47
MISCELLANEOUS POLICY PROVISIONS................       47
  Payment of Benefits..........................       47
  Age..........................................       47
  Incontestability.............................       47
  Suicide......................................       48
  Coverage Beyond Maturity.....................       48
  Nonparticipation.............................       48
Appendix A --
Illustrations of Death Benefit, Total Account
  Values and Surrender Values..................       49
Appendix B --
Applicable Percentage for Guideline Premium
  Test.........................................       63
Financial Statements
  Separate Account (12/31/01)..................      I-1
  Company (12/31/01)...........................      S-1

HIGHLIGHTS

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Prospectus describes a flexible premium variable universal life insurance contract (the "Policy") offered by The Lincoln National Life Insurance Company ("Lincoln Life", the "Company", "we", "us", "our") through Lincoln Life Flexible Premium Variable Life Account S (the "Separate Account" or "Account S"). The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs; funding death benefit liabilities or cash flow obligations for executive retirement plans.

The value of your Policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

The State in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your Policy. You should refer to your Policy contract for these state specific provisions.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

INITIAL CHOICES TO BE MADE

The Policyowner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have important choices to make when the Policy is first purchased. You need to choose:

- the amount of premium you want to pay (see page 24);

- either of two life insurance qualification methods (see page 25);

- one of three death benefit options (see page 26);

- the amount of the Net Premium Payment to be placed in each of the funding options selected. The Net Premium Payment is the balance of Premium Payment that remains after certain charges are deducted from it.

AMOUNT OF PREMIUM PAYMENT


One of your initial decisions is how much premium to pay. Premium Payments may be changed within the limits described on page 24. If the Policy lapses because your monthly deduction is larger than the Surrender Value, you may reinstate the Policy. See page 31.


You may use the value of your Policy to pay the premiums due and continue the Policy in force if sufficient values are available. If the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more Premium Payments. Charges against Policy values for the Cost of Insurance increase (see page 22) as the Insured gets older.


When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the "right-to-examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select unless your state requires a full refund of premiums. If you then decide you do not want your Policy, you will receive a refund. See page 33.

LIFE INSURANCE QUALIFICATION METHOD

At the time of purchase you must choose which life insurance qualification method best suits your needs--Cash Accumulation or Guideline Premium. Both methods require a Policy to provide minimum ratios of life insurance coverage to total account value. The Guideline Premium method may also restrict premiums payable under the Policy. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

DEATH BENEFIT OPTIONS

The Death Benefit is the amount we pay the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date the Insured died. We will pay the Death Benefit in one lump sum or under one of the annuity settlement options.

The three death benefit options available usually provide a level, varying or increasing death benefit, depending on the option selected. See page 26 for more details on death benefit options.

At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

If you have surrendered a portion of your Policy, any surrendered amount will reduce your initial death benefit. If you borrow against your Policy or surrender a portion of your Policy, the Loan Account balance and any surrendered amount will reduce your initial death benefit.

SELECTION OF FUNDING VEHICLES

This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each Fund has its own investment objective. You should review each Fund's prospectus before making your decision.

You must choose the Fund(s) (Sub-Account(s)) in which you want to place each Net Premium Payment. These Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. A Separate Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 14.

You may also choose to place the Net Premium Payment or part of it into the Fixed Account. Net Premium Payments put into the Fixed Account:

- become part of the Company's General Account;

- do not share the investment experience of the Separate Account; and

- have a guaranteed minimum interest rate of 4.0% per year.

For additional information on the Fixed Account, see page 14.

INSURANCE CHARGES AND FEES


Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

A premium load is deducted from all of your premium payments. The current premium load for cases with average annual planned premiums of $100,000 or greater but less than $500,000 is:

                                                Portion of        Portion of
                                                Premium Paid      Premium Paid
Policy Year(s)                                  up to Target      Above Target
--------------------------------------------    --------------    --------------
1                                                   10.50%             2.5%
2-5                                                  7.50              1.5
6-7                                                  3.50              1.5
8 and thereafter                                     1.50              1.5

The current premium load for cases with average annual planned premiums of $500,000 or greater is:

                                                Portion of        Portion of
                                                Premium Paid      Premium Paid
Policy Year(s)                                  up to Target      Above Target
--------------------------------------------    --------------    --------------
1                                                   7.50%             1.00%
2                                                   6.00              1.00
3-5                                                 3.50              1.00
6 and thereafter                                    1.50              1.00

For all cases, the premium load is guaranteed to be no higher than the amounts shown in the following table:

                                      Portion of              Portion of
                                      Premium Paid up to      Premium Paid greater
                                      Target Premium--        than Target Premium--
                                      load as a percentage    load as a percentage
Policy Year(s)                        of that portion         of that portion
----------------------------------    --------------------    ---------------------
1                                             12.0%                   5.0%
2-5                                            9.0                    5.0
6 and after                                    5.0                    5.0

Under certain circumstances, if you fully surrender your Policy within 60 months after Date of Issue, you may be entitled to receive partial credit for premium loads deducted from your Policy. (See page 21.)

For the purpose of calculating current and maximum premium loads, an increase in Specified Amount is treated as a newly issued policy.

An explicit premium tax charge equal to the state and municipal taxes associated with premiums received is also deducted from premium payments. The tax ranges from 2% to 5% depending upon the state involved.

A monthly deduction is made from the total account value on the same day of each month beginning with the date of issue. The monthly deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. Once a policy is issued, monthly deductions will begin as of the date of issue, even if the Policy's issuance was backdated, or delayed due to underwriting requirements or other reasons. The monthly deduction also includes a monthly administrative expense charge during all policy years. The monthly Administrative Expense is currently $6, and is guaranteed not to exceed $10. See page 22.

A daily deduction is made from the assets of Account S for mortality and expense risk. Currently for cases with average annual planned premiums of $100,000, or greater but less than $500,000, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the separate account:

Policy Years
1-10                          0.70%
11 and thereafter             0.35

Currently, for cases with average annual planned premiums of $500,000 or greater, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the separate account:

Policy Years
1-10                          0.40%
11-20                         0.20
21 and thereafter             0.10

The Company reserves the right to increase the mortality and expense risk charge but it will never exceed 0.80% annually. (See page 23).


Before the Maturity Date you may make transfers between funding options. The Company allows twelve transfers each Policy Year without charge. A $25 fee may apply for each transfer request in excess of 12 in any Policy Year. A single transfer request may consist of multiple transactions. Within 45 days after each Policy Anniversary, you may also transfer to the Separate Account 20% of the greatest amount held in the Fixed Account Value during the prior 5 years, or $1000 if greater. See page 27.


There are no Surrender Charges for your Policy.

Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you choose will be affected by the fund management charges, 12(b)1 fees, and other fund expenses. The table below shows you the current charges and expenses.

CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12(b)1 fees for certain shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts.


The following table illustrates the investment advisory fees, 12(b)1 fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 2001 unless otherwise indicated.

                                 FUND EXPENSES


                                                                TOTAL
                                                                ANNUAL
                                                                 FUND                   TOTAL FUND
                                                              OPERATING                  OPERATING
                                                               EXPENSES      TOTAL       EXPENSES
                                                               WITHOUT      WAIVERS        WITH
                          MANAGEMENT     12(B)1     OTHER     WAIVERS OR      AND       WAIVERS AND
          FUND              FEES(1)       FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
AIM V.I. Growth Fund
  (Series I)                 0.62%         N/A       0.26%       0.88%         N/A         0.88%
AIM V.I. International
  Growth Fund
  (Series I) (2)             0.73          N/A       0.32        1.05          N/A         1.05
AIM V.I. Premier Equity
  Fund (Series I) (2)        0.60          N/A       0.25        0.85          N/A         0.85
Alliance VPS
  AllianceBernstein
  Small Cap Value
  Portfolio (Class A)
  (3)                        1.00          N/A       1.65        2.65        (1.45%)       1.20
Alliance VPS Growth and
  Income Portfolio
  (Class A)                  0.63          N/A       0.04        0.67          N/A         0.67
Alliance VPS Premier
  Growth Portfolio
  (Class A)                  1.00          N/A       0.04        1.04          N/A         1.04
Alliance VPS Technology
  Portfolio (Class A)        1.00          N/A       0.08        1.08          N/A         1.08
American Century VP
  Income & Growth Fund       0.70          N/A       0.00        0.70          N/A         0.70
American Century VP
  International Fund         1.26          N/A       0.00        1.26          N/A         1.26
AFIS Global Small
  Capitalization Fund
  (Class 2)                  0.80         0.25%      0.03        1.08          N/A         1.08
AFIS Growth Fund
  (Class 2)                  0.37         0.25       0.01        0.63          N/A         0.63
AFIS Growth -- Income
  Fund (Class 2)             0.33         0.25       0.02        0.60          N/A         0.60
AFIS High-Income Bond
  Fund (Class 2)             0.50         0.25       0.01        0.76          N/A         0.76
AFIS International Fund
  (Class 2)                  0.55         0.25       0.06        0.86          N/A         0.86
AFIS U.S. Govt/AAA
  Related Securities
  Fund (Class 2)             0.46         0.25       0.01        0.72          N/A         0.72
Baron Capital Asset Fund
  (Insurance Shares) (4)     1.00         0.25       0.34        1.59        (0.09)        1.50
Delaware VIP High Yield
  Series (Standard
  Class) (5)                 0.65          N/A       0.04        0.79          N/A         0.79
Delaware VIP Large Cap
  Value
  Series (Standard
  Class) (6)                 0.65          N/A       0.08        0.73        (0.05)        0.68
Delaware VIP REIT Series
  (Standard Class) (7)       0.75          N/A       0.14        0.89          N/A         0.89
Delaware VIP Small Cap
  Value
  Series (Standard
  Class) (8)                 0.75          N/A       0.11        0.86          N/A         0.86
Delaware VIP Trend
  Series (Standard
  Class) (9)                 0.74          N/A       0.16        0.90          N/A         0.90
Delaware VIP U. S.
  Growth
  Series (Standard
  Class) (10)                0.65          N/A       0.21        0.86        (0.06)        0.80
Fidelity VIP Asset
  Manager Portfolio
  (Service Class) (11)       0.53         0.10       0.11        0.74          N/A         0.74

                                                                TOTAL
                                                                ANNUAL
                                                                 FUND                   TOTAL FUND
                                                              OPERATING                  OPERATING
                                                               EXPENSES      TOTAL       EXPENSES
                                                               WITHOUT      WAIVERS        WITH
                          MANAGEMENT     12(B)1     OTHER     WAIVERS OR      AND       WAIVERS AND
          FUND              FEES(1)       FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
Fidelity VIP Contrafund
  Portfolio (Service
  Class) (11)                0.58         0.10       0.10        0.78          N/A         0.78
Fidelity VIP
  Equity-Income
  Portfolio (Service
  Class) (11)                0.48         0.10       0.10        0.68          N/A         0.68
Fidelity VIP Growth
  Portfolio (Service
  Class) (11)                0.58         0.10       0.10        0.78          N/A         0.78
Fidelity VIP Overseas
  Portfolio (Service
  Class) (11)                0.73         0.10       0.20        1.03          N/A         1.03
FTVIPT Franklin Small
  Cap Fund (Class 1)
  (12)                       0.53          N/A       0.31        0.84        (0.08)        0.76
FTVIPT Templeton Growth
  Securities Fund
  (Class 1) (13)             0.80          N/A       0.05        0.85          N/A         0.85
Janus AS Aggressive
  Growth Portfolio
  (Service Shares)           0.65         0.25       0.02        0.92          N/A         0.92
Janus AS Balanced
  Portfolio (Service
  Shares)                    0.65         0.25       0.01        0.91          N/A         0.91
Janus AS Flexible Income
  Portfolio (Service
  Shares)                    0.64         0.25       0.02        0.91          N/A         0.91
Janus AS Worldwide
  Growth Portfolio
  (Service Shares)           0.65         0.25       0.04        0.94          N/A         0.94
LN Aggressive Growth
  Fund, Inc.                 0.72          N/A       0.09        0.81          N/A         0.81
LN Bond Fund, Inc.           0.42          N/A       0.11        0.53          N/A         0.53
LN Capital Appreciation
  Fund, Inc.                 0.72          N/A       0.06        0.78          N/A         0.78
LN Global Asset
  Allocation Fund, Inc.      0.73          N/A       0.23        0.96          N/A         0.96
LN International
  Fund, Inc.                 0.84          N/A       0.15        0.99          N/A         0.99
LN Money Market
  Fund, Inc.                 0.45          N/A       0.09        0.54          N/A         0.54
LN Social Awareness
  Fund, Inc.                 0.34          N/A       0.06        0.40          N/A         0.40
MFS-Registered
  Trademark- VIT Capital
  Opportunities Series
  (Initial
  Class) (14,15)             0.75          N/A       0.21        0.96        (0.05)        0.91
MFS-Registered
  Trademark- VIT
  Emerging Growth
  Series (Initial
  Class) (14)                0.75          N/A       0.12        0.87          N/A         0.87
MFS-Registered
  Trademark- VIT Total
  Return
  Series (Initial
  Class) (14)                0.75          N/A       0.14        0.89          N/A         0.89
MFS-Registered
  Trademark- VIT
  Utilities Series
  (Initial Class) (14)       0.75          N/A       0.18        0.93          N/A         0.93
Neuberger Berman AMT
  Mid-Cap Growth
  Portfolio                  0.84          N/A       0.07        0.91          N/A         0.91
Neuberger Berman AMT
  Regency
  Portfolio (16,17)          0.85          N/A       0.84        1.69        (0.19)        1.50
Putnam VT Growth &
  Income Fund
  (Class IB)                 0.46         0.25       0.05        0.76          N/A         0.76
Putnam VT Health
  Sciences Fund
  (Class IB)                 0.70         0.25       0.09        1.04          N/A         1.04
Scudder VIT --
  EAFE-Registered
  Trademark-Equity Index
  Fund (18)                  0.45          N/A       0.36        0.81        (0.16)        0.65
Scudder VIT Equity 500
  Index Fund (18)            0.20          N/A       0.11        0.31        (0.01)        0.30

                                                                TOTAL
                                                                ANNUAL
                                                                 FUND                   TOTAL FUND
                                                              OPERATING                  OPERATING
                                                               EXPENSES      TOTAL       EXPENSES
                                                               WITHOUT      WAIVERS        WITH
                          MANAGEMENT     12(B)1     OTHER     WAIVERS OR      AND       WAIVERS AND
          FUND              FEES(1)       FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
Scudder VIT Small Cap
  Index Fund (18)            0.35          N/A       0.28        0.63        (0.18)        0.45



                  (1)   Certain of the Portfolio advisers reimburse the company for administrative costs incurred in connection with
                        administering the Portfolios as variable funding options
                        under the Policy. These reimbursements are generally paid
                        for by the advisers from their revenues and are not charged to investors. Some advisers pay higher fees than others.
                  (2)   Effective May 1, 2002 the following Funds' names will change from AIM V.I. International Equity Fund and AIM V.I. Value
                        Fund to AIM V.I. International Growth Fund and AIM V.I.
                        Premier Equity Fund, respectively.
                  (3)   For the period May 1, 2001 through April 30, 2002, the
                        Adviser waived and/or reimbursed certain expenses of the
                        Portfolio. With the waiver/reimbursement the Management
                        Fees, 12b-1 Fees, Other Expenses and Total Expenses were
                        0.00%, 0.00%, 0.95% and 0.95% respectively. Effective
                        May 1, 2002, the adviser has voluntarily agreed to waive
                        and/or reimburse certain expenses of the AllianceBernstein
                        Small Cap Value Portfolio to the extent that total expenses will not exceed 1.20%. Without the waiver/reimbursement, the estimated Management Fees, 12b-1 Fees, Other Expenses and
                        Total Expenses for the Small Cap Value Portfolio would be
                        1.00%, 0.00%, 1.65% and 2.65% respectively.
                  (4)   The Adviser is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's
                        total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250
                        million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the
                        Fund for the period January 1, 2001 through December 31,
                        2001 would have been 1.59%.
                  (5)   The investment advisor for the Delaware VIP High Yield
                        Series is Delaware Management Company ("DMC"). For the
                        period May 1, 2001 through April 30, 2002, the advisor
                        agreed to waive its management fee and/or reimburse the
                        Series for expenses to the extent that total expenses would not exceed 0.80%. Effective May 1, 2002 through April 30,
                        2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its
                        Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first
                        $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500
                        million, all per year.
                  (6)   The investment advisor for the Delaware VIP Large Cap Value
                        Series is Delaware Management Company ("DMC"). For the
                        period May 1, 2001 through April 30, 2002, the advisor
                        waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed
                        0.80%. Without such an arrangement, the total operating
                        expense for the Series would have been 0.73% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management
                        Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500
                        million, 0.60% on the next $500 million, 0.55% on the next
                        $1,500 million, 0.50% on assets in excess of $2,500 million, all per year. DMC has voluntarily elected to waive its
                        management fee for this Series to 0.60% indefinitely.
                  (7)   The investment advisor for the Delaware VIP REIT Series is
                        Delaware Management Company ("DMC"). For the period May 1,
                        2001 through April 30, 2002, the advisor waived its
                        management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%.
                        Without such an arrangement, the total operating expense for the Series would have been 0.89% for the fiscal year 2001.
                        Effective May 1, 2002 through April 30, 2003, DMC has
                        contractually agreed to waive its management fee and/or
                        reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management
                        Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500
                        million, 0.70% on the next $500 million, 0.65% on the next
                        $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
                  (8)   The investment advisor for the Delaware VIP Small Cap Value
                        Series is Delaware Management Company ("DMC"). For the
                        period May 1, 2001 through April 30, 2002, the advisor
                        waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed
                        0.85%. Without such an arrangement, the total operating
                        expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management
                        Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500
                        million, 0.70% on the next $500 million, 0.65% on the next
                        $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

                  (9)   The investment advisor for the Delaware VIP Trend Series is
                        Delaware Management Company ("DMC"). For the period May 1,
                        2001 through April 30, 2002, the advisor waived its
                        management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%.
                        Without such an arrangement, the total operating expense for the Series would have been 0.90% for the fiscal year 2001.
                        Effective May 1, 2002 through April 30, 2003, DMC has
                        contractually agreed to waive its management fee and/or
                        reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management
                        Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500
                        million, 0.70% on the next $500 million, 0.65% on the next
                        $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
                 (10)   The investment advisor for the Delaware VIP U.S. Growth
                        Series is Delaware Management Company ("DMC"). For the
                        period May 1, 2001 through April 30, 2002, the advisor
                        waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed
                        0.75%. Without such an arrangement, the total operating
                        expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management
                        Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500
                        million, 0.60% on the next $500 million, 0.55% on the next
                        $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.
                 (11)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through
                        arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a
                        portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund
                        prospectus for details.
                 (12)   The manager had agreed in advance to make an estimated
                        reduction of 0.08% of its fee to reflect reduced services
                        resulting from the Fund's investment in a Franklin Templeton money fund. Without this reduction the total annual fund
                        operating expense would be 0.84%.
                 (13)   The Fund administration fee is paid indirectly through the management fee.
                 (14)   Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash
                        maintained by the series with its custodian and dividend
                        disbursing agent. Each series may enter into other such
                        arrangements and directed brokerage arrangements, which
                        would also have the effect of reducing the series' expenses.
                        "Other Expenses" do not take into account these expense
                        reductions, and are therefore higher than the actual
                        expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain
                        series and would be lower for certain series and would
                        equal: .90% for Capital Opportunities Series; 0.86% for
                        Emerging Growth Series; 0.88% for Total Return Series; 0.92%
                        for Utilities Series.
                 (15)   MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series'
                        "Other Expenses" (after taking into account the expense
                        offset arrangement described above), do not exceed the
                        following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for Capital
                        Opportunities Series. These contractual fee arrangements
                        will continue until at least May 1, 2003, unless changed
                        with the consent of the board of trustees which oversee the series.
                 (16)   Expenses reflect expense reimbursement. Neuberger Berman
                        Management Inc. ("NBMI") has undertaken through April 30,
                        2005 to reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced,
                        Limited Maturity Bond, Mid-Cap Growth and Partners
                        Portfolios) and excluding taxes, interest, extraordinary
                        expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of the average daily net
                        asset value of the Regency Portfolio. Absent such
                        reimbursement, Total Annual Expenses for the year ended
                        December 31, 2001 would have been 1.69% for the Regency
                        Portfolio. The expense reimbursement arrangements for the
                        Regency Portfolio is contractual for three years and any
                        excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
                 (17)   The Regency Portfolio commenced operations in August 2001;
                        the expense figures for this Portfolio is estimated.
                 (18)   Under the Advisory Agreement with Deutsche Asset
                        Management, Inc. (the "Advisor"), the fund will pay an
                        advisory fee at an annual percentage rate of 0.20% of the
                        average daily net assets of the Equity 500 Index Fund, 0.35%
                        of the average daily net assets of the Small Cap Index Fund and 0.45% of the average daily net assets of the EAFE Equity
                        Index Fund. These fees are accrued daily and paid monthly.
                        The Advisor has voluntarily undertaken to waive its fee and to reimburse the funds for certain expenses so that the
                        fund's total operating expenses will not exceed 0.30% for
                        the Equity 500 Index Fund, 0.45% for the Small Cap Index
                        Fund and 0.65% for the EAFE Equity Index Fund. Without the
                        reimbursement to the funds for the year ended Decem-
                        ber 31, 2001, total expenses would have been 0.31% for the
                        Equity 500 Index Fund, 0.63% for the Small Cap Fund and
                        0.81% for the EAFE Equity Index Fund. These reimbursements will be terminated no earlier than December 31, 2002.

POLICY LOANS, WITHDRAWALS AND SURRENDERS

You may borrow within described limits against the Policy. You may surrender your Policy in full or withdraw part of its value. Upon the maturity of your Policy, you may select one of the annuity settlement options or, prior to maturity, you may apply the value of your Policy, minus surrender charges and loan account amounts, to one of the annuity settlement options.

If you borrow against your Policy, interest will accrue at an annual rate which will be the monthly average (Moody's Investors Service, Inc. Corporate Bond Yield Average--Monthly Average Corporates) for the calendar month which ends two months prior to the Policy Anniversary month, or 4.8% if greater.

The Loan Account Value will earn interest at an annual rate equal to the policy loan interest rate less an annual rate, which we call a spread, not to exceed 0.80%. For the current spread see page 31.

CHANGES IN SPECIFIED AMOUNT

Within certain limits, you may increase or decrease the specified amount. Increases will require satisfactory evidence of insurability. Decreases in the first five years are subject to approval of the Company. Currently the minimum specified amount is $100,000. Such changes will affect other aspects of your Policy. See page 32.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.



On December 7, 2001, LNC sold its life reinsurance business to Swiss Re Life & Health America, Inc. (Swiss Re). This sale included the indemnity reinsurance by Swiss Re of a block of reinsurance business written on Lincoln Life paper. The transaction also included the sale by Lincoln Life to Swiss Re of four wholly-owned subsidiaries: Lincoln National Reassurance Company and Lincoln National Health and Casualty Insurance Company, Indiana insurance companies; Special Pooled Risk Administrators, Inc., a New Jersey company; and Lincoln Re S.A., an Argentinean corporation. (See Note 9 of the statutory basis-financial statements of Lincoln Life for additional information regarding the sale.)



Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets in excess of $96 billion and annual consolidated revenues of over $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.


Account S is a "separate account" of the Company established on November 2, 1998. Account S was established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. Under Indiana law, the assets of Account S attributable to the Policies, though the property of Lincoln Life, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy Lincoln Life's obligations under the Policies.

Account S income, gains, and losses are credited to or charged against Account S without regard to other income, gains, or losses of Lincoln Life. The values and investment performance of Account S are not guaranteed. Account S is registered with the Securities and Exchange Commission ("Commission") as a "unit investment trust" under the Investment Company Act of 1940, as amended ("1940 Act") and meets the 1940 Act's definition of "separate account". The Commission does not supervise the management, investment practices, or policies of Lincoln Life or Account S. Lincoln Life has numerous other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.

Account S is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day, Net Premium Payments allocated to Account S will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account S are raised by selling Fund shares at net asset value.

The Funds now available in Account S and their investment objectives are described in "Separate Account--Funds." More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. The Funds may or may not achieve their investment objectives.

Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

Lincoln Life reserves the right to add, withdraw, close or substitute Funds, subject to the conditions of the Policy in compliance with regulatory requirements, if in its sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant. In addition, a particular Fund may no longer be available to Lincoln Life for investment by the Sub-Accounts. These changes may be made for some or all classes of Policies. No substitution will take place without prior approval of the Commission, to the extent required by law.

Shares of the Funds may be used by Lincoln Life and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/ Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. The General Account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Amounts held in the Fixed Account will be credited with interest at rates Lincoln Life determines from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the Securities Act of 1933, as amended ("1933 Act") in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

We have assigned full-time staff devoted to the development of Business Continuity Plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We will conduct tests of our capabilities and plans.



In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a Policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Policyholder, and held in that account until instructions are received from the appropriate Regulator.


BUYING VARIABLE LIFE INSURANCE

The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

The Policy is available for purchase by corporations or groups where individuals share a common employer or affiliation with a group or sponsoring organization. Each Policy covers a single insured. The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs; funding death benefit liabilities or cash flow obligations for executive retirement plans. The Policy should not be considered for employer pension or profit sharing programs. The Policy is not available in all states. State regulations may vary your Policy's provisions.

If the Policy is being purchased with the proceeds of another life insurance policy or annuity contract, the purchaser should carefully consider whether replacing existing coverage is in the purchaser's best interests.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis.

Unless a policy has become a "modified endowment contract" (see "Tax Issues"), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income.

Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see "Death Benefit Options").

ALLOCATION OF PREMIUMS

You may allocate all or a part of your Net Premiums to the Fixed Account (part of the Company's General Account) or to the Funds currently available through the Separate Account in connection with the Policy. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements. The investment results of the Funds, whose objectives are described below, are likely to differ significantly. Except where otherwise indicated, all of the Funds are diversified, as defined in the 1940 Act.

Any monies received prior to policy issue will be credited with the return attributable to the LN Money Market Fund from the date of receipt until the day the Policy is issued.

In states which do not require a full refund of premiums during the Right to Examine Period, the Policy value and future Net Premiums will be allocated as of the date the Policy is issued in accordance with the Policy owner's selected premium allocation percentages.

In states which require a full refund of premiums during the Right to Examine Period, the first Net Premium will be allocated in its entirety as of the issue date to the LN Money Market Fund, regardless of the Policy owner's premium allocation percentages. Any other Net Premium received prior to the expiration of the Right to Examine period will also be allocated to the LN Money Market Fund. On the day following the expiration of the Right to Examine Period, the policy value and future Net Premiums will be allocated in accordance with the Policy owner's selected premium allocation percentages.

FIXED ACCOUNT

The Fixed Account is the only investment option offered with a guaranteed return. Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% may be credited to the Fixed Account Value beginning in Policy Year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

SEPARATE ACCOUNT

FUNDS


Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given Fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, we cannot guarantee any correlation between the two investments. Even though the management strategy and the objectives of the Funds are similar, investment results may vary.


The portfolios, their investment advisors and objectives, and the Funds within each that are available under the Policies are listed below. Additional information is available in each Funds prospectus.


AIM VARIABLE INSURANCE FUNDS is advised by A I M Advisors, Inc.



    AIM V.I. GROWTH FUND (SERIES I): Seeks growth of capital.



    AIM V. I. INTERNATIONAL GROWTH FUND (SERIES I) (FORMERLY AIM V. I. INTERNATIONAL EQUITY FUND): Seeks to provide long-term growth of capital.



    AIM V. I. PREMIER EQUITY FUND (SERIES I) (FORMERLY AIM V. I. VALUE FUND):
    Seeks to achieve long-term growth of capital. Income is a secondary objective.



ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. is advised by Alliance Capital Management, L.P.

    ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO (CLASS A): Seeks long-term growth of capital. The portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.



    GROWTH AND INCOME PORTFOLIO (CLASS A): Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio may also invest in fixed-income securities and convertible securities.



    PREMIER GROWTH PORTFOLIO (CLASS A): Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominately in the equity securities of a limited number of large, carefully selected high-quality U.S. companies that are judged likely to achieve superior earnings growth.



    TECHNOLOGY PORTFOLIO (CLASS A): Seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).



AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC. is advised by American Century Investment Management, Inc.



    INCOME AND GROWTH FUND: Seeks dividend growth, current income and capital appreciation by investing in a diversified portfolio of U.S. stocks.



    INTERNATIONAL FUND: Seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets.



AMERICAN FUNDS INSURANCE SERIES is advised by Capital Research and Management Company.



    GLOBAL SMALL CAPITALIZATION FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



    GROWTH FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



    GROWTH-INCOME FUND (CLASS 2): The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



    HIGH-INCOME BOND FUND (CLASS 2) (FORMERLY HIGH-YIELD BOND FUND): The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or lower by Moody's Investors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities, and securities that have both equity and debt characteristics, that provide an opportunity for capital appreciation.



    INTERNATIONAL FUND (CLASS 2): The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



    U.S. GOVERNMENT/AAA RATED SECURITIES FUND (CLASS 2): The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.



BARON CAPITAL FUNDS TRUST is advised by BAMCO, Inc.



    BARON CAPITAL ASSET FUND (INSURANCE SHARES): The investment objective is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.



DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND) is advised by Delaware Management Company.



    HIGH YIELD SERIES (STANDARD CLASS): Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.



    LARGE CAP VALUE SERIES (STANDARD CLASS) (FORMERLY GROWTH AND INCOME SERIES):
    Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.



    REIT SERIES (STANDARD CLASS): Seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).



    SMALL CAP VALUE SERIES (STANDARD CLASS): Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earnings and growth potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.



    TREND SERIES (STANDARD CLASS): Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace, and have the fundamental characteristics to support continued growth.



    U.S. GROWTH SERIES (STANDARD CLASS): Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high expected earnings growth rates as compared to other companies in the same industry.



FIDELITY VARIABLE INSURANCE PRODUCTS is advised by Fidelity Management and Research Company.



    ASSET MANAGER PORTFOLIO (SERVICE CLASS): Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and money market instruments.



    CONTRAFUND PORTFOLIO (SERVICE CLASS): Seeks long-term capital appreciation by investing primarily in securities of companies whose value the adviser believes is not fully recognized by the public.



    EQUITY-INCOME PORTFOLIO (SERVICE CLASS): Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index (S&P500).



    GROWTH PORTFOLIO (SERVICE CLASS): Seeks long-term capital appreciation. The portfolio normally purchases common stocks.



    OVERSEAS PORTFOLIO (SERVICE CLASS): Seeks long term growth of capital by investing mainly in foreign securities.



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST is advised by Franklin Advisors, Inc. for the Franklin Small Cap Fund, and Templeton Global Advisors Limited for the Templeton Growth Securities Fund.



    FRANKLIN SMALL CAP FUND (CLASS 1): Seeks long-term capital growth. Invests primarily in equity securities of U.S. small cap companies, with market cap values not exceeding (1) $1.5 billion, or (2) the highest market cap value in the Russell 2000 Index, whichever is greater at the time of purchase. The fund may continue to hold an investment for further capital growth opportunities even if the company is no longer considered a small cap company.



    TEMPLETON GROWTH SECURITIES FUND (CLASS 1): Seeks long-term capital growth. Invests primarily in stocks of companies of any nation, including those in the U.S. and emerging markets.



JANUS ASPEN SERIES is advised by Janus Capital Management LLC.



    AGGRESSIVE GROWTH PORTFOLIO (SERVICE SHARES): Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies.

    BALANCED PORTFOLIO (SERVICE SHARES): Seeks long-term capital growth, consistent with the preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential, and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.



    FLEXIBLE INCOME PORTFOLIO (SERVICE SHARES): Seeks to obtain maximum total return, consistent with preservation of capital.



    WORLDWIDE GROWTH PORTFOLIO (SERVICE SHARES): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.



LINCOLN NATIONAL FUNDS (LN) are advised by Delaware Management Company, with Putnam Investment Management, L.L.C. subadvising the Aggressive Growth Fund and the Global Asset Allocation Fund, Delaware International Advisers, Ltd. subadvising the International Fund, and Janus Capital Management LLC subadvising the Capital Appreciation Fund.



    LN AGGRESSIVE GROWTH FUND, INC.: Seeks to maximize capital appreciation. The fund invests in stocks of small, lesser-known companies, which have a chance to grow significantly in a short time.



    LN BOND FUND, INC.: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.



    LN CAPITAL APPRECIATION FUND, INC.: Seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk bonds.



    LN GLOBAL ASSET ALLOCATION FUND, INC.: Long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of the U.S. and foreign insurers.



    LN INTERNATIONAL FUND, INC.: Long-term capital appreciation. The fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.



    LN MONEY MARKET FUND, INC.: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality, short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.



    LN SOCIAL AWARENESS FUND, INC.: Long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.



MFS-REGISTERED TRADEMARK-VARIABLE INSURANCE TRUST is advised by Massachusetts Financial Services Company.

    CAPITAL OPPORTUNITIES SERIES (INITIAL CLASS): Seeks capital appreciation.



    EMERGING GROWTH SERIES (INITIAL CLASS): Seeks to provide long-term growth of capital.



    TOTAL RETURN SERIES (INITIAL CLASS): Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondary to provide a reasonable opportunity for growth of capital and income.



    UTILITIES SERIES (INITIAL CLASS): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST is advised by Neuberger Berman Management Inc.



    MID-CAP GROWTH PORTFOLIO: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



    REGENCY PORTFOLIO: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among different companies and industries.



PUTMAN VARIABLE TRUST is advised by Putnam Investment Management, L.L.C.



    GROWTH & INCOME FUND (CLASS IB): Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both.



    HEALTH SCIENCES (CLASS IB): Seeks capital appreciation by investing primarily in common stocks of the companies in the health sciences industry.



SCUDDER VIT FUNDS (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST) is advised by Deutsche Asset Management, Inc.



    EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND: The fund seeks to replicate as closely as possible, before expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE-Registered Trademark- Index
    (EAFE-Registered Trademark- Index) which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.



    EQUITY 500 INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Price Index (S&P 500 Index), which emphasizes stocks of large U.S. companies.



    SMALL CAP INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (Russell 2000 Index), which emphasizes stocks of small U.S. companies.



There is no assurance that the Funds will achieve their investment objectives. Policy owners bear the full investment risk of investments in the Funds selected Also, take note that during extended periods of low interest rates the yields of Money Market sub-accounts may become extremely low, and possibly negative.



Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectuses for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.


MIXED AND SHARED FUNDING

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policy owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

SUBSTITUTION OF SECURITIES

If the shares of any Fund should no longer be available for investment by the Separate Account, or if in our judgment, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, or for any other reason in our sole discretion, we may substitute shares of another Fund. There will be no substitution of securities in any Sub-Account without prior approval of the Commission. Substitute funds may have higher charges than the funds being replaced.

Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close Sub-Accounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

CHARGES AND FEES


We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, paying certain taxes, assuming certain risks under the Policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

PREMIUM LOAD

The premium load is deducted from your premium payments. This load represents sales and administrative expenses associated with the startup and maintenance of the policy.

1. Guaranteed Maximum Premium Load

For all cases, the premium load is guaranteed to be no higher than the amounts shown in the following table:

                                  For the Portion of      For the Portion of
                                  Premiums Paid up to     Premiums Paid greater than
                                  Target Premium --       Target Premium --
                                  load as a percentage    load as a percentage
Policy Year(s)                    of that portion         of that portion
------------------------------    --------------------    --------------------------
1                                        12.0%                       5.0%
2-5                                       9.0                        5.0
6 and after                               5.0                        5.0

2. Current Premium Load

The current premium load for cases with average annual planned premiums of $100,000 or greater but less than $500,000, is shown in the following table:

                                  For the Portion of      For the Portion of
                                  Premiums Paid up to     Premiums Paid greater than
                                  Target Premium --       Target Premium --
                                  load as a percentage    load as a percentage
Policy Year(s)                    of that portion         of that portion
------------------------------    --------------------    --------------------------
1                                        10.50%                      2.50%
2-5                                       7.50                       1.50
6-7                                       3.50                       1.50
8 and after                               1.50                       1.50

The current premium load for cases with average annual planned premiums of $500,000 or greater, is shown in the following table:

                                  For the Portion of      For the Portion of
                                  Premiums Paid up to     Premiums Paid greater than
                                  Target Premium --       Target Premium --
                                  load as a percentage    load as a percentage
Policy Year(s)                    of that portion         of that portion
------------------------------    --------------------    --------------------------
1                                        7.50%                       1.00%
2                                        6.00                        1.00
3-5                                      3.50                        1.00
6 and after                              1.50                        1.00

PREMIUM LOAD REFUND


In certain circumstances described below, if you surrender your policy within 60 months after Date of Issue, you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments. To determine the Surrender Value during the premium load refund period the Total Account Value will be reduced by the amount of any Loan Account Value, including accrued interest. That amount would be increased by the applicable credit for the premium load. A decrease in the specified amount in Policy Years 1 or 2 will proportionately decrease the amount of any premium load refund. This refund is not guaranteed and is not available if your Policy is in default. There is no refund after 60 months. This credit may vary by state of issue.

Currently, for cases with average annual planned premiums of $100,000 or greater but less than $500,000, if a policy is surrendered during the first twelve months after the Date of Issue, the refund is 7% of premium paid in the first Policy Year up to the Target Premium and 3% of premium paid in the first Policy Year above Target Premium plus the Premium Tax Charge. For months 13 through 24, the refund is 75% of the First Policy Year refund amount.

Currently, for cases with average annual planned premiums of $500,000 or greater, if a policy is surrendered during the first twelve months after the Date of Issue, the refund is 7.50% of premium paid in the first Policy Year up to the Target Premium and 1% of premium paid in the first Policy Year above Target Premium plus the premium tax charge. For months 13 through 60, the refund is 100% of the First Policy Year refund amount.

If the Policy has an average annual premium of $500,000 or greater, and has the Cash Value Enhancement Rider, the Rider benefit replaces the Premium Load Refund benefit in the event of a full surrender of the Policy within 7 years of the Date of Issue.

PREMIUM TAX CHARGE


An amount equal to the state and municipal taxes associated with premiums received is deducted from premium payments. State premium tax rates vary from 0% to 4%.


CHARGES AND FEES ASSESSED AGAINST THE TOTAL ACCOUNT VALUE

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction is made as of the same day each month, beginning with the Date of Issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance is the portion of the monthly deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges. The Cost of Insurance depends on the Issue Age, risk class of the Insured and the number of Policy Years elapsed and Specified Amount of the Policy.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will begin as of the Date of Issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the Specified Amount of the Policy issued, even if any temporary insurance coverage provided during the underwriting period was for a lesser amount.

The Monthly Deduction also includes a monthly administrative expense charge of $6 currently, guaranteed not to exceed $10 during all Policy Years.

The monthly administrative expense charge is for items such as premium billing and collection, Policy value calculation, confirmations and periodic reports and will not exceed our costs. The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to your Fixed Account and Separate Account Values.

CHARGES AND FEES ASSOCIATED WITH THE VARIABLE FUNDING OPTIONS

MORTALITY AND EXPENSE RISK CHARGE

The Company deducts a daily charge from the assets of Account S for mortality and expense risks assumed by it in connection with the Policy.

Currently, for cases with average annual planned premiums of $100,000 or greater but less than $500,000, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the Separate Account:

                              Annualized Mortality and
         Policy Years         Expense Risk Charge
         ------------         ------------------------
         1-10                 0.70%
         11 and after         0.35

Currently, for cases with annual planned premiums of $500,000 or greater, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the Separate Account:

                              Annualized Mortality and
         Policy Years         Expense Risk Charge
         ------------         ------------------------
         1-10                 0.40%
         11-20                0.20
         21 and after         0.10

The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.80% of average daily net assets on an annualized basis.

REDUCTION OF CHARGES

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners.

POLICY CHOICES

When you buy a Policy, you make several important choices:

- The amount of premium you intend to pay;

- Which life insurance qualification method best suits your needs--Cash Value Accumulation or Guideline Premium;

- Which one of the three Death Benefit Options you would like, and the Premium Accumulation Rate you would like if you choose Death Benefit Option 3;

- The way your net premiums will be allocated to the Funds and/or the Fixed Account.

Each of these choices is described in detail below:

PREMIUM PAYMENTS

Planned Premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Additional Premiums are any premiums you pay in addition to Planned Premiums.

Payment of Minimum Monthly Premiums, Planned Premiums, or Additional Premiums in any amount will not guarantee that your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause your Policy to lapse. The Policy's surrender value must be sufficient to cover the next Monthly Deduction.

At any time, you may increase your Planned Premium by written notice to us, or pay Additional Premiums, except that:

- We may require evidence of insurability if the Additional Premium or the new Planned Premium during the current Policy Year increases the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.

- If you have chosen the Guideline Premium method for life insurance qualification, in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance. (See "Tax Considerations for Policy owners.")

- If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

- If you make a sufficient premium payment when you apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

- After your first premium payment all premiums must be sent to our Administrative Office. Your premium payments received will be allocated as you have directed and amounts allocated to the Funds will be credited at the Accumulation Unit value determined at the end of the business day after each payment is received.

You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Date of Issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. The Date of Issue is the date from which policy years, policy anniversaries and Attained Age are determined. The Date of Coverage is the date on or after the Date of Issue that the initial premium has been paid (1) while the Insured is alive and
(2) prior to any change in health and insurability, as represented in the application. Issue Age is the Insured's age on his/ her birthday closest to the Policy Date of Issue. Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the Date of Issue and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your Net Premium is actually deposited in the Separate Account. (See "Policy Values.")

If we decline an application for a policy we will refund all premium payments made.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"). At the time of purchase, you may choose a Policy which uses either the Guideline Premium test or the Cash Value Accumulation test. Both methods require a life insurance policy to meet minimum ratios of life insurance coverage to Total Account Value. We refer to the ratios as Applicable Percentages. We refer to required life insurance coverage in excess of the Total Account Value as the Death Benefit corridor.

The Applicable Percentages for the Guideline Premium test are 250% through Attained Age 40, decreasing over time to 100% at Attained Age 95 and above. Attained Age is the Issue Age of the Insured increased by the number of Policy Years elapsed. The Guideline Premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified Death Benefit. The Cash Value Accumulation test does not limit premiums which may be paid but has higher required Applicable Percentages. For example, Applicable Percentages for Non-Smokers range from 670% at Attained Age 20 to 350% at Attained Age 40 to 100% at Attained Age 100.

If your primary objective is to pay as much premium as possible into the Policy to target a cash value funding objective, generally a Cash Value Accumulation method policy will best meet your needs, since it generally permits higher premium payments. The choice, however, might result in higher eventual Cost of Insurance charges because of the higher Death Benefit corridor.

In addition, the payment of higher premiums which would be associated with choosing the Cash Value Accumulation method increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limit during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation. (See "Tax Considerations for Policyowners".)

If your primary objective is to maximize the potential for growth in Total Account Value, or to conserve Total Account Value, generally a Guideline Premium Policy will best meet your needs. This is because the Applicable Percentages are lower, resulting in lower Cost of Insurance charges for the smaller required Death Benefit corridor coverage.

If your primary objective is to provide a specified Death Benefit at low cost, then generally there is no difference between the testing methods because the planned premium will be less than the maximum premium limit under the Guideline Premium test and additional Death Benefit insurance coverage may not be necessary under either testing method to comply with the Death Benefit corridor requirements. The Policy's Death Benefit may also be referred to as the Target Face Amount. If a Term Insurance Rider is attached to the Policy, the Target Face Amount is the Term Insurance Rider's Benefit Amount plus the Policy's Death Benefit which is dependent upon the Death Benefit Option in effect.

DEATH BENEFIT OPTIONS

At the time of purchase, you must choose from three available Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The Death Benefit may be affected by partial surrenders. The Death Benefit for all three options will be reduced by the Loan Account Value plus any accrued interest.

Under OPTION 1, the Death Benefit will be the greater of the Specified Amount or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 1 generally provides a level Death Benefit.

Under OPTION 2, the Death Benefit will be the greater of the Specified Amount, plus the Total Account Value or the Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under OPTION 3, the Death Benefit will be the greater of the Specified Amount plus the Accumulated Premium(s) accumulated at the Premium Accumulation Rate or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value but will not exceed the total Death Benefit paid under Option 2. This option may only be selected at issue.

The Accumulated Premium is the sum of all the premiums paid from the Date of Issue accumulated at the Premium Accumulation Rate. You select the Premium Accumulation Rate at issue. Any rate requested in excess of 10% may be subject to additional underwriting.

The choice of Death Benefit Option should be based upon the pattern of Death Benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total Death Benefit need. Option 2 would be chosen to provide a level death benefit in addition to the Policy Total Account Value, and Option 3 would provide a level death benefit for the Specified Amount plus a return of Accumulated Premiums.

Choosing the option which provides the lowest pattern of Death Benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the Total Account Value. Other than providing the appropriate pattern of desired Death Benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options are based upon the amount at risk, the difference between the Death Benefit and the Total Account Value each month.

The same is true for the choice of a Premium Accumulation Rate under Option 3. Choice of a higher Premium Accumulation Rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in Total Account Value.

ALLOCATIONS AND TRANSFERS TO FUNDING OPTIONS

At purchase, you must decide how to allocate your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to or transferring values among the Funds.

Before the Maturity Date, you may transfer Policy values from one Fund to another at any time, or to the Fixed Account. The Company reserves the right to charge $25 for each transfer after the twelfth transfer per year. Within 45 days after each Policy anniversary, and before the Maturity Date, you may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000.


Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined at the end of the Valuation Period after your request is received by our Administrative Office. (See "Accumulation Unit Value.").



LIMITS ON FREQUENT TRANSFERS



The Policy is not designed to serve as a vehicle for frequent trading, in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a Fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect Fund performance through asset swings that decrease the Fund's ability to provide maximum investment return to all Policy owners. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase this Policy.



We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization, individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:



(1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and



(2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one Policy owner at a time.



We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners or harm the Funds.


POLICY VALUES

TOTAL ACCOUNT VALUE

The Total Account Value is the sum of the Fixed Account Value, the Separate Account Value and the Loan Account Value.


We will allocate each Net Premium (the premium paid, less both the premium load and the premium tax charge) to a funding option in the Separate Account and credit it in the form of Accumulation Units. An Accumulation Unit is used to measure the value of a Policyowner's interest in each applicable funding option used to calculate the value of the variable portion of the Total Account Value before election of a settlement option. We will credit each Net Premium we receive after your policy is issued to your Policy at the Accumulation Unit Value for a selected Fund at the end of the business day we receive it. (See "Communications with Lincoln Life" for an explanation of how we determine when we have "received" a premium payment.) The number of Accumulation Units credited is the Net Premium divided by that Accumulation Unit Value. Shares in each Fund you select will be purchased for the Separate Account at the Fund's net asset value next computed after we receive the Net Premium. Since each Fund has its own Accumulation Unit value if you choose a combination of funding options, you will have Accumulation Units credited for each funding option.



Separate Account Value is the sum of values in each Separate Account funding option which is the total number of Accumulation Units times the current Accumulation Unit Value. To that we add any Fixed Account values and any Loan Account Values to arrive at the Policy's Total Account Value. Separate Account Value will be affected by Monthly Deductions.


The number of Accumulation Units you have is not changed by any change in the value of an Accumulation Unit. The number is increased by contributions or transfers and decreased by charges and withdrawals.

There is no guarantee that the Separate Account Value will equal or exceed Net Premiums placed in the Separate Account.

We will notify you annually as to the number of Accumulation Units credited to your Policy for each Fund, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

ACCUMULATION UNIT VALUE


We convert any Net Premium payment allocated to, or Policy Value transferred to a variable Sub-Account into Variable Accumulation Units. Accumulation Units and Settlement Option Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted ("Valuation Day"). On any day other than a Valuation Day, the Accumulation Unit value will not change. A "Valuation Period" is the period starting at the close of trading on the NYSE on a Valuation Day, and ending at the close of trading on the next Valuation Day.


The Variable Accumulation Unit Value for a Variable Sub-Account is determined by:

- multiplying the Fund shares owned by the Variable Sub-Account at the beginning of the business day by the net asset value per share at the end of the business day and adding any dividend or other distribution during the business day; minus

- the daily Variable Sub-Account charges which may include a tax charge or credit; and

- dividing the result of the foregoing subtraction by the number of Variable Accumulation Units for that Variable Sub-Account at the beginning of the business day.


The Accumulation Unit Value is established at the inception of the Sub-Account, at an arbitrary amount. Thereafter, it may increase or decrease from business day to business day, to reflect investment experience and fees charged under the Policy.



In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


MATURITY VALUE

The Maturity Date is the Policy Anniversary nearest the Insured's 100th birthday.

The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

SURRENDER VALUE

The Surrender Value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the Total Account Value minus the Loan Account Value and any accrued interest, plus any credit from the Premium Load Refund, or the Cash Value Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the Settlement Options. If you make a full surrender, all coverage under the Policy will automatically terminate and may not be reinstated.


If the Policy has the Cash Value Enhancement Rider, and the Policy is fully surrendered within 7 years of the Date of Issue, you will receive the Cash Value Enhancement benefit as described in the Cash Value Enhancement Rider section of this Prospectus. The Cash Value Enhancement Rider, if elected, replaces the Premium Load Refund provision.


POLICY RIGHTS

PARTIAL SURRENDERS

A partial surrender may be made at any time after the first Policy Year. If, at the time of a partial surrender your Total Account Value is attributable to more than one funding option, the transaction charge and the amount paid to you upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

The amount of a partial surrender may not exceed the Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

For an Option 3 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

We will pay you on a full or partial surrender within seven calendar days after we receive your written request, facsimile or internet request at our Administrative Office in satisfactory form. Payment may be postponed if the New York Stock Exchange has been closed or trading has been restricted or an emergency exists. Your payment from the Fixed Account Values may be deferred up to six months except when used to pay premiums to the Company.

The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

If the Specified Amount changes, the Premium required to maintain the Guaranteed Death Benefit also changes. The new required Premium will be determined by the new Specified Amount.

POLICY LAPSE AND REINSTATEMENT


A lapse occurs if your Monthly Deduction is greater than the Policy's Surrender Value and no payment to cover the deduction is made within 61 days of our notifying you, unless your Policy is continued under the Guaranteed Death Benefit. The Surrender Value may be insufficient to pay the Monthly Deduction because it has been exhausted by earlier deductions; due to poor investment performance, partial surrenders, indebtedness for Policy Loans, substantial reductions in Specified Amount, terms of certain Riders added to the Policy; or because of some combination of these factors.


You can apply for reinstatement within five years after the date of lapse and before the Maturity Date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deductions, plus two additional Monthly Deductions. In the event of reinstatement, the Policy will be reinstated on the monthly deduction day following our approval. The Policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan account value will not be reinstated.

GUARANTEED DEATH BENEFIT

The Guaranteed Death Benefit assures that as long as the Guaranteed Death Benefit premium test, as described below, is met, the Policy will stay in force even if the Surrender Value is insufficient to cover current monthly deductions. The Guaranteed Death Benefit premium is a specified amount of premium required to keep the Policy in force to age 100 of the Insured.

We will test annually to determine if the sum of all premiums paid to date is sufficient to support the guaranteed death benefit then in effect. In order for the guaranteed death benefit to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly guaranteed death benefit premium times the number of months elapsed since the Policy's date of issue.

If these premiums are deficient, the Policy owner will be notified and given 61 days to pay the amount deficient. If the amount deficient is not received within the 61-day period, the guaranteed death benefit will terminate.

The guaranteed death benefit may not be available to all risk classes. If the guaranteed death benefit is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and death benefit options changes may affect the guaranteed death benefit premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual guaranteed death benefit test has been met.

POLICY LOANS

The maximum loan amount is 90% of Total Account Value unless individual state laws require otherwise. The Loan Account Value, which is the loan amount plus interest, reduces any proceeds payable.

Any loan made will be taken proportionally from the amount in each funding option. Repayments on the loan will be allocated in proportion to current premium allocations, and will reduce the Loan Account Value.

The annual rate we charge during any Policy Year will be:

- the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

- 4.8%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year's and decrease only when it would be at least 0.5% lower than the prior Policy Year's.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any unpaid interest is added to the loan.

The Loan Account Value will earn interest at an annual rate equal to the policy loan interest rate less an annual rate, which we call a spread, not to exceed 0.80%. In other words:

Annual Loan Interest earned = policy loan interest rate - spread

Currently, the spread is the following:

- For cases with average annual planned premiums of $100,000 or greater but less than $500,000:

Years 1-10                                                      0.70%
Years 11 and thereafter                                         0.35

- For cases with average annual planned premiums of $500,000 or greater:

Years 1-10                                                      0.40%
Years 11-20                                                     0.20
Years 20 and thereafter                                         0.10

The interest earned by the Loan Account Value will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

POLICY CHANGES

You may make changes to your Policy as described below by submitting a written request to our Administrative Office in a form satisfactory to us.

INCREASES: You may increase the Specified Amount of your Policy at any time subject to satisfactory evidence of insurability which may be required.

DECREASES: Generally, you may decrease the Specified Amount of your Policy with our consent; however, no decrease may reduce the Specified Amount below the minimum for the type of Policy (see "Death Benefit Options"), and the availability of decreases before the fifth Policy Year may be subject to approval of this feature by state regulatory agencies and is subject to the Company's satisfaction that the decrease is intended to meet a legitimate, non-insurance related business need of the Policy owner.

- Changes from Option 1 to Option 2 are allowed at any time. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.

- Changes from Option 2 to Option 1 are allowed at any time. The new Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.

- Changes from Option 3 to Option 1 are allowed at any time. The Specified Amount will be increased to equal the Specified Amount prior to the change plus the lesser of the Accumulated Premiums or the Total Account Value at the time of the change.

- Changes from Option 3 to Option 2 are allowed at any time. The Specified Amount will be reduced to equal the Specified Amount prior to the change minus the greater of zero or the difference between the Total Account Value and the sum of the Accumulated Premiums at the time of the change.

- Changes from Options 1 or 2 to Option 3 are not allowed.

Increases in the Specified Amount will increase the Guaranteed Death Benefit Premium and decreases will decrease this premium. The premium required to maintain the Guaranteed Death Benefit will be based on the new Specified Amount.

RIGHT TO EXAMINE THE POLICY

The Policy has a "Right to Examine Period" during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days after you receive the Policy. Some states provide a longer period of time to exercise these rights. Your Policy will indicate if you have more than 10 days to review the Policy. If you return (cancel) the Policy, we will pay a refund of (1) the difference between payments made and amounts allocated to the Separate Account, plus (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus (3) any fees imposed on the amounts allocated to the Separate Account. However, some state laws require that the refund be equal to all premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums you paid by check may be delayed until the check clears your bank.

DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the Settlement Options or such options as we may choose to make available in the future. Payment of the Death Benefit may be delayed if the Policy is being contested.

POLICY SETTLEMENT

SETTLEMENT OPTIONS

Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the Settlement Options.

Upon the death of the Insured the proceeds of the Policy will be paid to the Beneficiary(ies) in the form of an annuity in Settlement Option 1, 2 or 3 if the Beneficiary(ies) so elect. An annuity is a series of payments for a definite period of time or for the life of an individual. For Settlement Option 4, payments of requested amounts are made at the request of the Payee or payments may be through one of the other available Settlement Options.

All or part of the Proceeds of this Policy may be applied, under one or more of the options described below. An election shall be made by written request to our Administrative Office. The Payee of Proceeds may make this election if no prior election has been made.

The Payee must designate whether the payments will be:

- on a fixed basis

- on a variable basis, or

- a combination of fixed and variable.

Variable Settlement Options will be supported by the then available Funds of the Company's Variable Annuity Account N (Account N), a separate account very similar to the Separate Account, except that Account N supports variable annuity benefits rather than variable life insurance benefits. We will provide an Account N prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the cost and expenses of such Funds and the charges imposed on Account N. The available Funds may be and the charges imposed on Account N are expected to be different from those that relate to the Separate Account prior to commencement of a Settlement Option. Accordingly, you should review the Account N prospectus, as well as prospectuses for Account N's underlying Funds, prior to selecting any variable payment Settlement Option. A minimum monthly payment of $50 from each funding option will be required.

You make transfers among Funds while receiving payments on a variable basis under our administrative procedures in effect at the time. Currently, we limit the number of transfers to three per calendar year, but we can change this limit in the future.

If no designation is made, the Separate Account Value shall be used to provide a variable payment, and the Fixed Account Value shall be used to provide a fixed payment.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

ANNUITY PAYMENT OPTIONS:

OPTION 1 -- LIFE ANNUITY/LIFE ANNUITY WITH GUARANTEED PERIOD -- Fixed and/or variable annuity payments will be made for the lifetime of the Annuitant with no certain period, or life and a 10 year certain period, or life and a 20 year certain period.

OPTION 2 -- UNIT REFUND LIFE ANNUITY -- Variable annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if
(a) the number of the Fund settlement option annuity units initially purchased (determined by dividing the total dollar amount applied to purchase this settlement option by the Fund settlement option annuity unit value on the Annuity Commencement Date) is greater than (b) the number of Fund settlement option annuity units paid as part of each variable annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the number of Fund settlement option annuity units determined by (a) minus (b) will be made. The refund payment value will be determined using the Fund settlement option annuity unit value on the Valuation Date on which the death claim is approved by us for payment after we have received (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

OPTION 3 -- CASH REFUND LIFE ANNUITY -- Fixed annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if (a) the total dollar amount applied to purchase this option is greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the dollar amount of (a) minus (b) will be made. The refund payment will be made on the Valuation Date on which the death claim is approved by us for payment after we are in receipt of (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

OPTION 4 -- JOINT LIFE ANNUITY/JOINT LIFE ANNUITY WITH GUARANTEED PERIOD -- Fixed and/or variable payments will be made during the joint life of the Annuitant and a Joint Annuitant of the Owner's choice. Payments will be made for life with no certain period, or life and a 10 year certain period, or life and a 20 year certain period. Payments continue for the life of the survivor at the death of the Annuitant or Joint Annuitant.

Other Options--other options may be available as agreed upon in writing by us.


RIDERS



We may offer you Riders to the Policy from time to time. Riders may alter the benefits or charges in your Policy, they may vary by state of issue, and their election may have tax consequences for you. Also, if you elect a particular Rider, it may restrict the term of your Policy, or of other Riders in force. Riders may be available other than those listed here.



TERM INSURANCE RIDER


The Policy can be issued with a Term Insurance Rider as a portion of the total Death Benefit. The Rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless explicitly canceled by the Policy owner. The Rider provides a vehicle for short-term insurance protection for Policy owners who desire lower required premiums under the Policy, in anticipation of growth in Total Account Value to fund life insurance coverage in later Policy Years. However, term coverage does not have an associated Account Value. The amount of coverage provided under the Rider's Benefit Amount varies from month to month.

The Benefit Amount is the Target Face Amount minus the Specified Amount. However, if the Death Benefit of the Policy is defined as a percentage of the Total Account Value, the Benefit Amount is zero.

The cost of the Rider is added to the Monthly Deductions, and is based on the Insured's premium class, Issue Age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy Year.

If the Policy's Death Benefit increases as a result of an increase in Total Account Value (see "Life Insurance Qualification"), the Rider's Target Death Benefit will be reduced by an equivalent amount to maintain the total desired Death Benefit.

The Rider's Death Benefit is included in the total Death Benefit paid under the Policy. (See "Death Benefit Options.")


CASH VALUE ENHANCEMENT RIDER


The Policy can be issued with a Cash Value Enhancement Rider. This Rider provides additional Surrender Value if the Policy is fully surrendered within 7 years of the Date of Issue of the Policy. This Rider must be elected at application, and is only available on policies with an average annual premium of $500,000 or greater. If the Cash Value Enhancement Rider is elected, its benefit replaces the Premium Load Refund benefit on the Policy. There is no cost for this Rider.

Under this Rider, the full Surrender Value of the Policy will equal:

1. The Total Account Value on the date of surrender; less

2. The Loan Account Value plus any accrued interest; plus

3. The Cash Value Enhancement ("CVE") benefit.

The Cash Value Enhancement benefit will equal:

1. The Cash Value Enhancement Rate (CVE%); times

2. The Term Blend Adjustment Factor; times

3. The Cumulative Cash Value Enhancement Premium.

The current value of the Cash Value Enhancement Rate varies by Policy Year:

Policy Year              CVE%
-----------              --------
1                         14.0%
2                         11.0%
3                          9.0%
4                          7.0%
5                          5.0%
6                          3.0%
7                          1.0%

The Cash Value Enhancement Rate may be changed at any time, and will not exceed 15% in any policy year.

The Term Blend Adjustment Factor is equal to 1.0 unless a Term Insurance Rider is attached to this Policy. If a Term Insurance Rider is attached to this Policy, the Term Blend Adjustment Factor will equal

      - 0.6, plus

      - 0.4 times the ratio of the Basic Policy Specified Amount to the Target Face Amount.

The Cumulative CVE Premium is the sum of the CVE Premium for all prior policy years, plus the CVE Premium for the current policy year. During the first policy year, the sum of the CVE Premium for all prior policy years is zero. The CVE Premium for any policy year is the lesser of (a) and (b):

      (a) the sum of premiums paid during the policy year; less the sum of any partial surrenders during the policy year; or

      (b) the Target Premium for the policy year; times the ratio of the Target Face Amount to the Basic Policy Specified
      Amount.

This Rider will end on the first to occur of:

      - seven years after the Date of Issue of this Policy; or

      - the Maturity Date of this Policy; or

      - the date this Policy ends; or

      - the next Monthly Deduction Day after we receive your written request to terminate this Rider.

This Rider will terminate in the event that this Policy is exchanged for another under Section 1035 of the Internal Revenue Code.


THE COMPANY


The Company is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

DIRECTORS AND OFFICERS OF LINCOLN LIFE

The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802, and each has been employed by Lincoln Life or its affiliates for more than 5 years.


        Name, Address and
   Position(s) with Registrant      Principal Occupations Last Five Years
----------------------------------  -------------------------------------
JON A. BOSCIA                       Chief Executive Officer and Chairman
PRESIDENT AND DIRECTOR              of the Board of Directors [3/01 --
1500 Market Street                  present] Lincoln National
Suite 3900                          Corporation; President and Director
Philadelphia, PA 19102              [12/99 -- present] The Lincoln
                                    National Life Insurance Company.
                                    Formerly: President, Chief Executive
                                    Officer and Director [1/98 -- 3/01],
                                    Lincoln National Corporation;
                                    President, Chief Executive Officer
                                    and Director [10/96 -- 1/98], The
                                    Lincoln National Life Insurance
                                    Company.

JANET CHRZAN                        Senior Vice President and Chief
SENIOR VICE PRESIDENT AND CHIEF     Financial Officer [4/00 -- present],
FINANCIAL OFFICER                   Formerly: Vice President and
                                    Treasurer [8/95 -- 4/00], The Lincoln
                                    National Life Insurance Company.

JOHN H. GOTTA                       Chief Executive Officer of Life
CHIEF EXECUTIVE OFFICER OF LIFE     Insurance, Executive Vice President,
INSURANCE, EXECUTIVE VICE           Assistant Secretary and Director
PRESIDENT, ASSISTANT SECRETARY AND  [12/99 -- present]. Formerly: Senior
DIRECTOR                            Vice President and Assistant
350 Church Street                   Secretary [4/98 -- 12/99], Senior
Hartford, CT 06103                  Vice President [2/98 -- 4/98], Vice
                                    President and General Manager
                                    [1/98 -- 2/98], The Lincoln National
                                    Life Insurance Company; Senior Vice
                                    President [3/96 -- 12/97],
                                    Connecticut General Life Insurance
                                    Company.

        Name, Address and
   Position(s) with Registrant      Principal Occupations Last Five Years
----------------------------------  -------------------------------------
CHARLES E. HALDEMAN, JR.            Director [7/00 -- present], The
DIRECTOR                            Lincoln National Life Insurance
One Commerce                        Company; President, Chief Executive
2005 Market Street                  Officer and Director [1/00 --
Philadelphia, PA 19103              present], Lincoln National Investment
                                    Companies, Incorporated; President,
                                    Chief Executive Officer and Director
                                    [1/00 -- present], Delaware
                                    Management Holdings, Incorporated;
                                    President and Director [7/00 --
                                    present], Lincoln Investment
                                    Management, Incorporated. Formerly:
                                    President and Chief Operating Officer
                                    [2/98 -- 1/00], United Asset
                                    Management Corporation; Director and
                                    Partner 1/85 -- 12/99], Cooke &
                                    Bieler, Incorporated.

J. MICHAEL HEMP                     President and Director [7/97 --
SENIOR VICE PRESIDENT               present], Lincoln Financial Advisors
350 Church Street                   Incorporated; Senior Vice President
Hartford, CT 06103                  [formerly Vice President] [10/95 --
                                    present], The Lincoln National Life
                                    Insurance Company.

BARBARA S. KOWALCZYK                Senior Vice President, Corporation
DIRECTOR                            Planning [5/94 -- present], Lincoln
Centre Square                       National Corporation; Director and
West Tower                          Member of the Investment Committee
1500 Market Street                  [12/01 -- present], The Lincoln
Suite 3900                          National Life Insurance Company,
Philadelphia, PA 19102              Senior Vice President and Director
                                    [present] Lincoln National Management
                                    Corporation; Director [present],
                                    Lincoln Life & Annuity Company of New
                                    York.

GARY W. PARKER                      Senior Vice President and Chief
SENIOR VICE PRESIDENT AND CHIEF     Product Officer [3/00 -- present],
PRODUCT OFFICER                     Vice President, Product Management
350 Church Street                   [7/98 -- 3/00], The Lincoln National
Hartford, CT 06103                  Life Insurance Company. Formerly:
                                    Senior Vice President, Life Products
                                    [10/97 -- 6/98], Vice President,
                                    Marketing Services [9/89 -- 10/97],
                                    Life of Virginia.

SEE YENG QUEK                       Chief Investment Officer and Director
CHIEF INVESTMENT OFFICER AND        [5/01 -- present], The Lincoln
DIRECTOR                            National Life Insurance Company;
One Commerce Square                 Senior Vice President [8/00 --
Philadelphia, PA 19103              present], Delaware Investments.
                                    Formerly: Vice President [2/93 --
                                    7/00], Conseco Capital Management,
                                    Incorporated.

LORRY J. STENSRUD                   Chief Executive Officer of Annuities,
CHIEF EXECUTIVE OFFICER OF          Executive Vice President and Director
ANNUITIES, EXECUTIVE VICE           [6/00 -- present], The Lincoln
PRESIDENT AND DIRECTOR              National Life Insurance Company.
                                    Formerly: President and Chief
                                    Executive Officer [6/95 -- 6/00],
                                    Cova Life Insurance (Xerox Life).

RICHARD C. VAUGHAN                  Executive Vice President and Chief
DIRECTOR                            Financial Officer [1/95 -- present],
Centre Square                       Formerly: Senior Vice President and
West Tower                          Chief Financial Officer [6/92 --
1500 Market Street                  1/95], Lincoln National Corporation.
Suite 3900
Philadelphia, PA 19102

ADDITIONAL INFORMATION

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send you a report containing the following information:

- a statement of changes in the Total Account Value and Surrender Value since the prior report or since the Date of Issue, if there has been no prior report. This includes a statement of Monthly Deductions and investment results and any interest earnings for the report period;

- Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

- a projection of the Total Account Value, Loan Account Value and Surrender Value as of the succeeding Policy Anniversary.

If you have Policy values funded in a Separate Account you will receive, in addition, such periodic reports as may be required by the Commission.

Some state laws require additional reports; these requirements vary from state to state.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100. The result is the number of votes you may direct. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of Fund shares which each Policy owner is entitled to direct a vote is determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting. Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through the Separate Account.

Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of a Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determined that the change would have an adverse effect on the Separate Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy owners.

FUND PARTICIPATION AGREEMENTS


In order to make the Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, Lincoln Life must perform certain administrative services for the Fund advisors or distributors. For these administrative functions, Lincoln Life may be compensated by the Fund at annual rates of between .10% and .35% of the assets attributable to the Policies.


STATE REGULATION

We are subject to regulation and supervision by the Insurance Department of the state of Indiana, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Indiana and in other jurisdictions where they are offered.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.


Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.


After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

THE REGISTRATION STATEMENT

A Registration Statement under the 1933 Act has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.

DISTRIBUTION OF THE POLICIES

Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Principal Underwriter has overall responsibility for establishing a selling plan for the Policies. Our principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802.


The Policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers are Lincoln Financial Advisors Corporation and Lincoln Financial Distributors, both of whom are our affiliates. Registered representatives may receive commission and service fees up to 35% of the first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, Lincoln Life may pay equivalent amounts over time based on Accumulation Value. Registered representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, prizes, awards, training and education meetings.



Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of Policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with the Registered Representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.



All compensation is paid from our resources, which include fees and charges imposed under the Policy.


RECORDS AND ACCOUNTS

Andesa, TPA, Inc., Suite 502, 1621 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Funds shares held in the Separate Account will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.

EXPERTS


The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports also appearing elsewhere in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Actuarial matters included in this Prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the Registration Statement.



Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to the Registration Statement.


ADVERTISING

Lincoln Life is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. Lincoln Life may advertise these ratings from time to time. In addition, Lincoln Life may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, Lincoln Life may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

TAX ISSUES


INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.


TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

COMMUNICATIONS WITH LINCOLN LIFE

PROPER WRITTEN FORM


Whenever this Prospectus refers to a communication "in proper written form," it means a written document, in form and substance reasonably satisfactory to us, received at the Administrative Office. You may also send your communication by facsimile to the Administrative Office. We will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper written form may require, among other things, a signature guarantee or some other proof of authenticity.



RECEIPT OF WRITTEN COMMUNICATIONS



Once your Policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this Prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day; payments or requests received on or after 4:00 p.m. Eastern time on a business day will normally be effective as of the end of the next business day.



ELECTRONIC COMMUNICATIONS



We allow electronic transactions only when you provide us proper written authorization. To effect a permitted transaction using electronic means, the Owner, or his/her authorized representative, may have to provide the following:
Policy number, partial Social Security number, and/or such other information as we may require to verify the identity and authority of the initiator. We disclaim all liability for losses and other consequences resulting from unauthorized or fraudulent electronic transactions. In addition, we are not responsible for the consequences of instructions that fail to reach us in a timely manner. The Company believes that the procedures as stated above are reasonable and acknowledges that, if it does not follow these procedures, it may be liable for such losses.



Please note that telephone, facsimile and/or Internet access may not always be available. Any telephone, facsimile or Internet hookup, whether it is yours, your service provider's or your agent's, can experience outages or slowdowns arising from a variety of causes not of our making. These outages or slowdowns may result in delayed or lost instructions from you, and we will not be responsible for these "failed" transmissions. If you are experiencing problems, you should send your request in writing to our Administrative Office.


MISCELLANEOUS POLICY PROVISIONS

The Policy, including riders, which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.

PAYMENT OF BENEFITS

All benefits are payable by us. We may require submission of the Policy before we grant loans, make changes or pay benefits.

AGE

If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.

INCONTESTABILITY

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's Date of Issue.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

SUICIDE

In most states, if the Insured commits suicide within two years from the Date of Issue, the only benefit paid will be the sum of:

A)  premiums paid less amounts allocated to the Separate Account; and

B) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

C) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

COVERAGE BEYOND MATURITY

We will continue coverage beyond the Maturity Date if: (1) your Cash Surrender Value remains positive; and (2) you do not select a Settlement Option under the policy. The Maturity Date for this Policy is the Policy Anniversary nearest the Insured's 100th birthday.

Under Coverage Beyond Maturity, at the Maturity Date we will transfer the Separate Account Value to the Fixed Account. We will then continue to pay interest on the Total Account Value of the Policy as described in Policy Values--Interest Credited.

Where permitted by law we will continue to charge you Monthly Deductions, except that we will not charge you any Cost of Insurance. In addition, Loan Interest on any loans outstanding on the Maturity Date will continue to accrue. Coverage Beyond Maturity is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available once this Coverage Beyond Maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the Maturity Date. Therefore, you should consult your tax advisor before the Policy becomes eligible for Coverage Beyond Maturity.

NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

                                   APPENDIX A

ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND SURRENDER VALUES.


The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the variable funding options. The tables show how the Death Benefit, Total Account Values and Surrender Values of a Policy issued with an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross after tax annual rate of 0%, 6%, and 12%, respectively. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6%, or 12% over a period of years. However, it may fluctuate above and below those averages throughout the years shown. In that case, the actual Total Account Values, Surrender Values and Death Benefit Proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated Premium.


Tables I, II, VII and VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for fully underwritten issue. Tables III, IV, IX and X illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables V, VI, XI and XII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for simplified issue underwriting. Tables I through VI show values under the Guideline Premium Test for the definition of life insurance, and Tables VII through XII show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over a designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, V, VII, IX and XI assume the maximum Cost of Insurance allowable under the Policy is charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.80% on an annual basis, the maximum allowable premium load of 12% up to the first year's Target Premium and 5% over the Target Premium, are assessed in the first Policy Year; the maximum allowable premium load of 9% up to the second year's Target Premium and 5% over the Target Premium, are assessed in the second through fifth Policy Year and 5% on all premium in all Policy years thereafter.

Tables II, IV, VI, VIII, X and XII assume that the current scale of Cost of Insurance rates applies during all policy years. These tables also assume the current mortality and expense risk charge of 0.40% on an annual basis for the first 10 policy years, 0.20% for policy years 11-20, and 0.10% for policy years 21 and thereafter, the current premium load of 7.50% up to the first policy year's target premium and 1.0% over the target premium, the current premium load of 6.0% up to the second policy year's target premium and 1.0% over the target premium, the current premium load of 3.50% up to the third through the fifth years' target premiums and 1.0% over the target premiums, the current premium load of 1.50% up to the sixth and later years' target premiums and 1.0% over the target premiums.

The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See individual prospectuses for each Fund for more information.


In addition, these values reflect the application of the mortality and expense risk charge, premium load and an assumed premium tax charge of 2.20% on all premium. After deduction of these amounts, the illustrated net annual return is -1.65%, 4.35% and 10.35% on a maximum charge basis for all years. The illustrated net annual return on a current charge basis is -1.25%, 4.75% and 10.95% for Policy Years 1-10, -1.05%, 4.95% and 10.95% for Policy Years 11-20
and -0.95%, 5.05% and 11.05% for years 21+.



The amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.85% of the daily net asset value of the Variable Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 2001.


The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Account S, and if no Policy loans have been made. The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.


The illustrations assume the selection of a Cash Value Enhancement Rider.

                                    TABLE I
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          10,500      502,000     502,000      502,000       6,194       6,636        7,080
 2                          21,525      502,000     502,000      502,000      12,439      13,732       15,080
 3                          33,101      502,000     502,000      502,000      18,434      20,989       23,763
 4                          45,256      502,000     502,000      502,000      24,180      28,416       33,205
 5                          58,019      502,000     502,000      502,000      29,657      35,999       43,468

 6                          71,420      502,000     502,000      502,000      35,255      44,159       55,083
 7                          85,491      502,000     502,000      502,000      40,550      52,480       67,732
 8                         100,266      502,000     502,000      502,000      45,523      60,952       81,519
 9                         115,779      502,000     502,000      502,000      50,144      69,554       96,550
10                         132,068      502,000     502,000      502,000      54,385      78,270      112,954

15                         226,575      502,000     502,000      502,000      69,442     123,545      222,201
20                         347,193      502,000     502,000      502,000      71,418     170,906      404,022
25                         501,135      502,000     502,000      819,466      51,489     217,276      706,436
30                         697,608            0     502,000    1,275,168           0     259,270    1,191,746

Age 65                     347,193      502,000     502,000      502,000      71,418     170,906      404,022

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        6,194       6,636        7,080
 2                       12,439      13,732       15,080
 3                       18,434      20,989       23,763
 4                       24,180      28,416       33,205
 5                       29,657      35,999       43,468
 6                       35,255      44,159       55,083
 7                       40,550      52,480       67,732
 8                       45,523      60,952       81,519
 9                       50,144      69,554       96,550
10                       54,385      78,270      112,954
15                       69,442     123,545      222,201
20                       71,418     170,906      404,022
25                       51,489     217,276      706,436
30                            0     259,270    1,191,746
Age 65                   71,418     170,906      404,022


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE II
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          10,500      502,000     502,000      502,000       7,816       8,322        8,829
 2                          21,525      502,000     502,000      502,000      15,583      17,096       18,672
 3                          33,101      502,000     502,000      502,000      23,371      26,420       29,721
 4                          45,256      502,000     502,000      502,000      30,906      36,032       41,806
 5                          58,019      502,000     502,000      502,000      38,221      45,980       55,077

 6                          71,420      502,000     502,000      502,000      45,545      56,523       69,923
 7                          85,491      502,000     502,000      502,000      52,698      67,500       86,319
 8                         100,266      502,000     502,000      502,000      59,698      78,952      104,459
 9                         115,779      502,000     502,000      502,000      66,537      90,898      124,536
10                         132,068      502,000     502,000      502,000      73,166     103,318      146,729

15                         226,575      502,000     502,000      502,000     102,931     174,005      301,061
20                         347,193      502,000     502,000      687,728     125,247     261,054      563,711
25                         501,135      502,000     502,000    1,167,967     142,753     376,218    1,006,868
30                         697,608      502,000     567,142    1,871,443     148,831     530,039    1,749,012

Age 65                     347,193      502,000     502,000      687,728     125,247     261,054      563,711

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        9,216       9,722       10,229
 2                       17,783      19,296       20,872
 3                       26,071      29,120       32,421
 4                       33,706      38,832       44,606
 5                       40,721      48,480       57,577
 6                       47,345      58,323       71,723
 7                       53,398      68,200       87,019
 8                       59,698      78,952      104,459
 9                       66,537      90,898      124,536
10                       73,166     103,318      146,729
15                      102,931     174,005      301,061
20                      125,247     261,054      563,711
25                      142,753     376,218    1,006,868
30                      148,831     530,039    1,749,012
Age 65                  125,247     261,054      563,711


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE III
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1
                          WITH CASH ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          10,500      502,000     502,000      502,000       6,194       6,636        7,080
 2                          21,525      502,000     502,000      502,000      12,439      13,732       15,080
 3                          33,101      502,000     502,000      502,000      18,434      20,989       23,763
 4                          45,256      502,000     502,000      502,000      24,180      28,416       33,205
 5                          58,019      502,000     502,000      502,000      29,657      35,999       43,468

 6                          71,420      502,000     502,000      502,000      35,255      44,159       55,083
 7                          85,491      502,000     502,000      502,000      40,550      52,480       67,732
 8                         100,266      502,000     502,000      502,000      45,523      60,952       81,519
 9                         115,779      502,000     502,000      502,000      50,144      69,554       96,550
10                         132,068      502,000     502,000      502,000      54,385      78,270      112,954

15                         226,575      502,000     502,000      502,000      69,442     123,545      222,201
20                         347,193      502,000     502,000      502,000      71,418     170,906      404,022
25                         501,135      502,000     502,000      819,466      51,489     217,276      706,436
30                         697,608            0     502,000    1,275,168           0     259,270    1,191,746

Age 65                     347,193      502,000     502,000      502,000      71,418     170,906      404,022

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        6,194       6,636        7,080
 2                       12,439      13,732       15,080
 3                       18,434      20,989       23,763
 4                       24,180      28,416       33,205
 5                       29,657      35,999       43,468
 6                       35,255      44,159       55,083
 7                       40,550      52,480       67,732
 8                       45,523      60,952       81,519
 9                       50,144      69,554       96,550
10                       54,385      78,270      112,954
15                       69,442     123,545      222,201
20                       71,418     170,906      404,022
25                       51,489     217,276      706,436
30                            0     259,270    1,191,746
Age 65                   71,418     170,906      404,022


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE IV
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          10,500      502,000     502,000      502,000       7,620       8,120        8,621
 2                          21,525      502,000     502,000      502,000      15,197      16,687       18,238
 3                          33,101      502,000     502,000      502,000      22,839      25,835       29,080
 4                          45,256      502,000     502,000      502,000      30,303      35,340       41,014
 5                          58,019      502,000     502,000      502,000      37,597      45,225       54,170

 6                          71,420      502,000     502,000      502,000      44,922      55,724       68,910
 7                          85,491      502,000     502,000      502,000      52,073      66,654       85,186
 8                         100,266      502,000     502,000      502,000      59,051      78,036      103,173
 9                         115,779      502,000     502,000      502,000      65,841      89,880      123,054
10                         132,068      502,000     502,000      502,000      72,423     102,195      145,032

15                         226,575      502,000     502,000      502,000     102,187     172,508      298,092
20                         347,193      502,000     502,000      681,569     124,504     259,050      558,663
25                         501,135      502,000     502,000    1,158,189     141,995     373,480      998,439
30                         697,608      502,000     563,226    1,856,350     148,006     526,379    1,734,906

Age 65                     347,193      502,000     502,000      681,569     124,504     259,050      558,663

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        9,020       9,520       10,021
 2                       17,397      18,887       20,438
 3                       25,539      28,535       31,780
 4                       33,103      38,140       43,814
 5                       40,097      47,725       56,670
 6                       46,722      57,524       70,710
 7                       52,773      67,354       85,886
 8                       59,051      78,036      103,173
 9                       65,841      89,880      123,054
10                       72v423     102,195      145,032
15                      102,187     172,508      298,092
20                      124,504     259,050      558,663
25                      141,995     373,480      998,439
30                      148,006     526,379    1,734,906
Age 65                  124,504     259,050      558,663


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE V
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          10,500      502,000     502,000      502,000       6,194       6,636        7,080
 2                          21,525      502,000     502,000      502,000      12,439      13,732       15,080
 3                          33,101      502,000     502,000      502,000      18,434      20,989       23,763
 4                          45,256      502,000     502,000      502,000      24,180      28,416       33,205
 5                          58,019      502,000     502,000      502,000      29,657      35,999       43,468

 6                          71,420      502,000     502,000      502,000      35,255      44,159       55,083
 7                          85,491      502,000     502,000      502,000      40,550      52,480       67,732
 8                         100,266      502,000     502,000      502,000      45,523      60,952       81,519
 9                         115,779      502,000     502,000      502,000      50,144      69,554       96,550
10                         132,068      502,000     502,000      502,000      54,385      78,270      112,954

15                         226,575      502,000     502,000      502,000      69,442     123,545      222,201
20                         347,193      502,000     502,000      502,000      71,418     170,906      404,022
25                         501,135      502,000     502,000      819,466      51,489     217,276      706,436
30                         697,608            0     502,000    1,275,168           0     259,270    1,191,746

Age 65                     347,193      502,000     502,000      502,000      71,418     170,906      404,022

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        6,194       6,636        7,080
 2                       12,439      13,732       15,080
 3                       18,434      20,989       23,763
 4                       24,180      28,416       33,205
 5                       29,657      35,999       43,468
 6                       35,255      44,159       55,083
 7                       40,550      52,480       67,732
 8                       45,523      60,952       81,519
 9                       50,144      69,554       96,550
10                       54,385      78,270      112,954
15                       69,442     123,545      222,201
20                       71,418     170,906      404,022
25                       51,489     217,276      706,436
30                            0     259,270    1,191,746
Age 65                   71,418     170,906      404,022


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE VI
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                             $10,000 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $502,000
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          10,500      502,000     502,000      502,000       7,967       8,478        8,990
 2                          21,525      502,000     502,000      502,000      15,784      17,314       18,906
 3                          33,101      502,000     502,000      502,000      23,570      26,648       29,980
 4                          45,256      502,000     502,000      502,000      31,104      36,272       42,094
 5                          58,019      502,000     502,000      502,000      38,418      46,233       55,398

 6                          71,420      502,000     502,000      502,000      45,740      56,788       70,279
 7                          85,491      502,000     502,000      502,000      52,891      67,779       86,715
 8                         100,266      502,000     502,000      502,000      59,889      79,246      104,899
 9                         115,779      502,000     502,000      502,000      66,726      91,207      125,026
10                         132,068      502,000     502,000      502,000      73,385     103,672      147,302

15                         226,575      502,000     502,000      502,000     103,722     175,055      302,581
20                         347,193      502,000     502,000      691,539     127,339     263,529      566,835
25                         501,135      502,000     502,000    1,175,587     147,708     381,186    1,013,437
30                         697,608      502,000     575,115    1,885,633     158,524     537,491    1,762,274

Age 65                     347,193      502,000     502,000      691,539     127,339     263,529      566,835

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                        9,367       9,878       10,390
 2                       17,984      19,514       21,106
 3                       26,270      29,348       32,680
 4                       33,904      39,072       44,894
 5                       40,918      48,733       57,898
 6                       47,540      58,588       72,079
 7                       53,591      68,479       87,415
 8                       59,889      79,246      104,899
 9                       66,726      91,207      125,026
10                       73,385     103,672      147,302
15                      103,722     175,055      302,581
20                      127,339     263,529      566,835
25                      147,708     381,186    1,013,437
30                      158,524     537,491    1,762,274
Age 65                  127,339     263,529      566,835


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE VII
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          26,250      467,500     467,500      467,500      19,055      20,278       21,502
 2                          53,813      467,500     467,500      467,500      38,471      42,165       46,009
 3                          82,753      467,500     467,500      467,500      57,506      64,958       73,024
 4                         113,141      467,500     467,500      467,500      76,176      88,717      102,839
 5                         145,048      467,500     467,500      467,500      94,476     113,485      135,764

 6                         178,550      467,500     467,500      467,500     113,407     140,374      173,271
 7                         213,728      467,500     467,500      540,597     131,965     168,445      214,426
 8                         224,414      467,500     467,500      572,797     127,168     173,382      233,948
 9                         235,635      467,500     467,500      606,892     122,181     178,366      255,150
10                         247,417      467,500     467,500      643,004     116,969     183,383      278,158

15                         315,773      467,500     467,500      858,759      86,663     208,817      425,823
20                         403,015      467,500     467,500    1,146,138      45,091     233,727      645,267
25                         514,361            0     467,500    1,528,317           0     254,420      964,338
30                         656,470            0     467,500    2,034,305           0     264,673    1,420,533

Age 65                     403,015      467,500     467,500    1,146,138      45,091     233,727      645,267

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       19,055      20,278       21,502
 2                       38,471      42,165       46,009
 3                       57,506      64,958       73,024
 4                       76,176      88,717      102,839
 5                       94,476     113,485      135,764
 6                      113,407     140,374      173,271
 7                      131,965     168,445      214,426
 8                      127,168     173,382      233,948
 9                      122,181     178,366      255,150
10                      116,969     183,383      278,158
15                       86,663     208,817      425,823
20                       45,091     233,727      645,267
25                            0     254,420      964,338
30                            0     264,673    1,420,533
Age 65                   45,091     233,727      645,267


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE VIII
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          26,250      467,500     467,500      467,500      21,292      22,615       23,939
 2                          53,813      467,500     467,500      467,500      42,632      46,644       50,817
 3                          82,753      467,500     467,500      467,500      64,249      72,403       81,220
 4                         113,141      467,500     467,500      467,500      85,511      99,316      114,838
 5                         145,048      467,500     467,500      467,500     106,455     127,479      152,074

 6                         178,550      467,500     467,500      503,480     127,612     157,517      193,880
 7                         213,728      467,500     476,550      604,821     148,506     189,022      239,900
 8                         224,414      467,500     481,753      646,514     145,285     196,763      264,056
 9                         235,635      467,500     487,178      691,310     142,017     204,820      290,641
10                         247,417      467,500     492,775      739,385     138,658     213,170      319,851

15                         315,773      467,500     527,262    1,045,316     120,570     261,447      518,329
20                         403,015      467,500     565,569    1,481,611      96,432     318,412      834,137
25                         514,361      467,500     618,076    2,138,940      66,946     389,994    1,349,630
30                         656,470      467,500     680,735    3,111,851      22,695     475,350    2,172,972

Age 65                     403,015      467,500     565,569    1,481,611      96,432     318,412      834,137

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       24,792      26,115       27,439
 2                       48,132      52,144       56,317
 3                       70,999      79,153       87,970
 4                       92,511     106,316      121,838
 5                      112,705     133,729      158,324
 6                      132,112     162,017      198,380
 7                      150,256     190,772      241,650
 8                      145,285     196,763      264,056
 9                      142,017     204,820      290,641
10                      138,658     213,170      319,851
15                      120,570     261,447      518,329
20                       96,432     318,412      834,137
25                       66,946     389,994    1,349,630
30                       22,695     475,350    2,172,972
Age 65                   96,432     318,412      834,137


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE IX
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          26,250      467,500     467,500      467,500      19,055      20,278       21,502
 2                          53,813      467,500     467,500      467,500      38,471      42,165       46,009
 3                          82,753      467,500     467,500      467,500      57,506      64,958       73,024
 4                         113,141      467,500     467,500      467,500      76,176      88,717      102,839
 5                         145,048      467,500     467,500      467,500      94,476     113,485      135,764

 6                         178,550      467,500     467,500      467,500     113,407     140,374      173,271
 7                         213,728      467,500     467,500      540,597     131,965     168,445      214,426
 8                         224,414      467,500     467,500      572,797     127,168     173,382      233,948
 9                         235,635      467,500     467,500      606,892     122,181     178,366      255,150
10                         247,417      467,500     467,500      643,004     116,969     183,383      278,158

15                         315,773      467,500     467,500      858,759      86,663     208,817      425,823
20                         403,015      467,500     467,500    1,146,138      45,091     233,727      645,267
25                         514,361            0     467,500    1,528,317           0     254,420      964,338
30                         656,470            0     467,500    2,034,305           0     264,673    1,420,533

Age 65                     403,015      467,500     467,500    1,146,138      45,091     233,727      645,267

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       19,055      20,278       21,502
 2                       38,471      42,165       46,009
 3                       57,506      64,958       73,024
 4                       76,176      88,717      102,839
 5                       94,476     113,485      135,764
 6                      113,407     140,374      173,271
 7                      131,965     168,445      214,426
 8                      127,168     173,382      233,948
 9                      122,181     178,366      255,150
10                      116,969     183,383      278,158
15                       86,663     208,817      425,823
20                       45,091     233,727      645,267
25                            0     254,420      964,338
30                            0     264,673    1,420,533
Age 65                   45,091     233,727      645,267


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE X
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          26,250      467,500     467,500      467,500      21,115      22,433       23,751
 2                          53,813      467,500     467,500      467,500      42,290      46,281       50,433
 3                          82,753      467,500     467,500      467,500      63,784      71,894       80,663
 4                         113,141      467,500     467,500      467,500      84,988      98,718      114,158
 5                         145,048      467,500     467,500      467,500     105,917     126,830      151,298

 6                         178,550      467,500     467,500      501,245     127,075     156,832      193,020
 7                         213,728      467,500     474,729      602,418     147,968     188,300      238,947
 8                         224,414      467,500     479,864      643,889     144,733     195,991      262,984
 9                         235,635      467,500     485,180      688,382     141,428     203,980      289,410
10                         247,417      467,500     490,674      736,133     138,033     212,261      318,444

15                         315,773      467,500     524,984    1,040,663     119,945     260,318      516,022
20                         403,015      467,500     563,123    1,475,013      95,809     317,034      830,422
25                         514,361      467,500     615,398    2,129,403      66,309     388,304    1,343,612
30                         656,470      467,500     677,758    3,097,860      21,994     473,271    2,163,202

Age 65                     403,015      467,500     563,123    1,475,013      95,809     317,034      830,422

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       24,615      25,933       27,251
 2                       47,790      51,781       55,933
 3                       70,534      78,644       87,413
 4                       91,988     105,718      121,158
 5                      112,167     133,080      157,548
 6                      131,575     161,332      197,520
 7                      149,718     190,050      240,697
 8                      144,733     195,991      262,984
 9                      141,428     203,980      289,410
10                      138,033     212,261      318,444
15                      119,945     260,318      516,022
20                       95,809     317,034      830,422
25                       66,309     388,304    1,343,612
30                       21,994     473,271    2,163,202
Age 65                   95,809     317,034      830,422


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE XI
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          26,250      467,500     467,500      467,500      19,055      20,278       21,502
 2                          53,813      467,500     467,500      467,500      38,471      42,165       46,009
 3                          82,753      467,500     467,500      467,500      57,506      64,958       73,024
 4                         113,141      467,500     467,500      467,500      76,176      88,717      102,839
 5                         145,048      467,500     467,500      467,500      94,476     113,485      135,764

 6                         178,550      467,500     467,500      467,500     113,407     140,374      173,271
 7                         213,728      467,500     467,500      540,597     131,965     168,445      214,426
 8                         224,414      467,500     467,500      572,797     127,168     173,382      233,948
 9                         235,635      467,500     467,500      606,892     122,181     178,366      255,150
10                         247,417      467,500     467,500      643,004     116,969     183,383      278,158

15                         315,773      467,500     467,500      858,759      86,663     208,817      425,823
20                         403,015      467,500     467,500    1,146,138      45,091     233,727      645,267
25                         514,361            0     467,500    1,528,317           0     254,420      964,338
30                         656,470            0     467,500    2,034,305           0     264,673    1,420,533

Age 65                     403,015      467,500     467,500    1,146,138      45,091     233,727      645,267

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       19,055      20,278       21,502
 2                       38,471      42,165       46,009
 3                       57,506      64,958       73,024
 4                       76,176      88,717      102,839
 5                       94,476     113,485      135,764
 6                      113,407     140,374      173,271
 7                      131,965     168,445      214,426
 8                      127,168     173,382      233,948
 9                      122,181     178,366      255,150
10                      116,969     183,383      278,158
15                       86,663     208,817      425,823
20                       45,091     233,727      645,267
25                            0     254,420      964,338
30                            0     264,673    1,420,533
Age 65                   45,091     233,727      645,267


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE XII
      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                             SERIES III--LARGE CASE
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1
                       WITH CASH VALUE ENHANCEMENT RIDER.


                          PREMIUMS               DEATH BENEFIT                     TOTAL ACCOUNT VALUE
                        ACCUMULATED         GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                             AT                    RETURN OF                            RETURN OF
       POLICY           5% INTEREST    ----------------------------------   ----------------------------------
        YEAR              PER YEAR     GROSS 0%    GROSS 6%    GROSS 12%    GROSS 0%    GROSS 6%    GROSS 12%
       ------           ------------   ---------   ---------   ----------   ---------   ---------   ----------
 1                          26,250      467,500     467,500      467,500      21,428      22,755       24,083
 2                          53,813      467,500     467,500      467,500      42,812      46,838       51,025
 3                          82,753      467,500     467,500      467,500      64,428      72,608       81,452
 4                         113,141      467,500     467,500      467,500      85,688      99,530      115,096
 5                         145,048      467,500     467,500      467,500     106,631     127,704      152,360

 6                         178,550      467,500     467,500      504,300     127,786     157,755      194,196
 7                         213,728      467,500     477,176      605,697     148,678     189,270      240,248
 8                         224,414      467,500     482,388      647,451     145,456     197,022      264,439
 9                         235,635      467,500     487,820      692,312     142,186     205,090      291,063
10                         247,417      467,500     493,472      740,528     138,850     213,471      320,345

15                         315,773      467,500     528,852    1,048,607     121,236     262,236      519,961
20                         403,015      467,500     568,932    1,490,612      98,332     320,305      839,204
25                         514,361      467,500     624,912    2,162,859      71,902     394,307    1,364,722
30                         656,470      467,500     692,515    3,166,059      33,338     483,575    2,210,824
Age 65                     403,015      467,500     568,932    1,490,612      98,332     320,305      839,204

                                SURRENDER VALUE
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
       POLICY          ----------------------------------
        YEAR           GROSS 0%    GROSS 6%    GROSS 12%
       ------          ---------   ---------   ----------
 1                       24,928      26,255       27,583
 2                       48,312      52,338       56,525
 3                       71,178      79,358       88,202
 4                       92,688     106,530      122,096
 5                      112,881     133,954      158,610
 6                      132,286     162,255      198,696
 7                      150,428     191,020      241,998
 8                      145,456     197,022      264,439
 9                      142,186     205,090      291,063
10                      138,850     213,471      320,345
15                      121,236     262,236      519,961
20                       98,332     320,305      839,204
25                       71,902     394,307    1,364,722
30                       33,338     483,575    2,210,824
Age 65                   98,332     320,305      839,204


All amounts are in dollars.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated. Where a zero value is shown, the Policy will lapse without payment of additional premium.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   APPENDIX B

                APPLICABLE PERCENTAGE FOR GUIDELINE PREMIUM TEST

 ATTAINED AGE OF
   THE INSURED       CORRIDOR
(NEAREST BIRTHDAY)  PERCENTAGE
------------------  ----------
       0-40            250%
        41             243%
        42             236%
        43             229%
        44             222%
        45             215%
        46             209%
        47             203%
        48             197%
        49             191%
        50             185%
        51             178%
        52             171%
        53             164%
        54             157%
        55             150%
        56             146%
        57             142%
        58             138%
        59             134%
        60             130%
        61             128%
        62             126%
        63             124%
        64             122%
        65             120%
        66             119%
        67             118%
        68             117%
        69             116%
        70             115%
        71             113%
        72             111%
        73             109%
        74             107%
      75-90            105%
        91             104%
        92             103%
        93             102%
        94             101%
      95-99            100%

                LINCOLN FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                        CONTRACT PURCHASES                     MORTALITY & EXPENSE CHARGES  CONTRACT REDEMPTIONS
                                        DUE FROM THE LINCOLN                   PAYABLE TO THE LINCOLN       DUE TO THE LINCOLN
                                        NATIONAL LIFE                          NATIONAL LIFE                NATIONAL LIFE
SUBACCOUNT                 INVESTMENTS  INSURANCE COMPANY     TOTAL ASSETS     INSURANCE COMPANY            INSURANCE COMPANY
--------------------------------------------------------------------------------------------------------------------------------
American Century VP
   Income & Growth         $4,211,029        $       --       $     4,211,029             $ 140                  $       --
American Century VP
   International            4,224,859               523             4,225,382               143                          --
AFIS Bond Class 2             398,135             1,046               399,181                13                          --
AFIS Global Growth
   Class 2                    122,357                --               122,357                 4                          --
AFIS Global Small
   Capitalization
   Class 2                      2,355                --                 2,355                --                          --
AFIS Growth Class 2           519,053             1,568               520,621                20                          --
AFIS Growth-Income
   Class 2                    510,958                --               510,958                20                          --
AFIS High-Yield Bond
   Class 2                    140,152             2,614               142,766                 5                          --
AFIS International
   Class 2                      5,788                --                 5,788                --                          --
AFIS U.S. Government/AAA
   Rated Securities
   Class 2                  1,405,054             2,614             1,407,668                46                          --
AIM V.I. Growth                 2,069                --                 2,069                --                          --
AIM V.I. International
   Equity                       2,016                --                 2,016                --                          --
AIM V.I. Value                  2,097                --                 2,097                --                          --
AVPSF Growth and Income         2,081                --                 2,081                --                          --
AVPSF Premier Growth            2,145                --                 2,145                --                          --
AVPSF AllianceBernstein
   Small Cap Value              2,286                --                 2,286                --                          --
AVPSF Technology                2,296                --                 2,296                --                          --
Baron Capital Asset
   Insurance Shares         3,142,334                --             3,142,334               133                          --
Deutsche VIT EAFE Equity
   Index                      454,424                --               454,424                15                          --
Deutsche VIT Equity 500
   Index                   13,638,947             2,091            13,641,038               469                          --
Deutsche VIT Small Cap
   Index                      673,631                --               673,631                22                          --
DGPF High Yield                39,190                --                39,190                 1                          --
DGPF Devon                      1,533                --                 1,533                --                          --
DGPF Growth and Income          2,125                --                 2,125                --                          --
DGPF International Equity       4,302                --                 4,302                --                          --
DGPF REIT                   1,016,557                --             1,016,557                33                          --
DGPF Small Cap Value        1,284,824                --             1,284,824                43                          --
DGPF Trend                      3,216                --                 3,216                --                          --
DGPF U.S. Growth                2,132                --                 2,132                --                          --
Fidelity VIP Equity
   Income Service Class         2,133                --                 2,133                --                          --
Fidelity VIP Growth
   Service Class           25,341,386                --            25,341,386               852                     816,167
Fidelity VIP High Income
   Service Class              264,243                --               264,243                 9                          --
Fidelity VIP Overseas
   Service Class              159,564                --               159,564                 5                          --
Fidelity VIP II Asset
   Manager Service Class    3,677,919                --             3,677,919               122                          --
Fidelity VIP II
   Contrafund Service
   Class                    6,979,007                --             6,979,007               237                   1,247,821

See accompanying notes.


SUBACCOUNT                 NET ASSETS
-------------------------
American Century VP
   Income & Growth         $     4,210,889
American Century VP
   International                 4,225,239
AFIS Bond Class 2                  399,168
AFIS Global Growth
   Class 2                         122,353
AFIS Global Small
   Capitalization
   Class 2                           2,355
AFIS Growth Class 2                520,601
AFIS Growth-Income
   Class 2                         510,938
AFIS High-Yield Bond
   Class 2                         142,761
AFIS International
   Class 2                           5,788
AFIS U.S. Government/AAA
   Rated Securities
   Class 2                       1,407,622
AIM V.I. Growth                      2,069
AIM V.I. International
   Equity                            2,016
AIM V.I. Value                       2,097
AVPSF Growth and Income              2,081
AVPSF Premier Growth                 2,145
AVPSF AllianceBernstein
   Small Cap Value                   2,286
AVPSF Technology                     2,296
Baron Capital Asset
   Insurance Shares              3,142,201
Deutsche VIT EAFE Equity
   Index                           454,409
Deutsche VIT Equity 500
   Index                        13,640,569
Deutsche VIT Small Cap
   Index                           673,609
DGPF High Yield                     39,189
DGPF Devon                           1,533
DGPF Growth and Income               2,125
DGPF International Equity            4,302
DGPF REIT                        1,016,524
DGPF Small Cap Value             1,284,781
DGPF Trend                           3,216
DGPF U.S. Growth                     2,132
Fidelity VIP Equity
   Income Service Class              2,133
Fidelity VIP Growth
   Service Class                24,524,367
Fidelity VIP High Income
   Service Class                   264,234
Fidelity VIP Overseas
   Service Class                   159,559
Fidelity VIP II Asset
   Manager Service Class         3,677,797
Fidelity VIP II
   Contrafund Service
   Class                         5,730,949
See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2001

                                        CONTRACT PURCHASES                     MORTALITY & EXPENSE CHARGES  CONTRACT REDEMPTIONS
                                        DUE FROM THE LINCOLN                   PAYABLE TO THE LINCOLN       DUE TO THE LINCOLN
                                        NATIONAL LIFE                          NATIONAL LIFE                NATIONAL LIFE
SUBACCOUNT                 INVESTMENTS  INSURANCE COMPANY     TOTAL ASSETS     INSURANCE COMPANY            INSURANCE COMPANY
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
   Series Aggressive
   Growth                  $9,751,538        $    6,796       $     9,758,334             $ 351                  $       --
Janus Aspen
   Series Balanced         26,483,280            75,266            26,558,546               901                          --
Janus Aspen
   Series Flexible Income      15,785               523                16,308                 1                          --
Janus Aspen
   Series Worldwide
   Growth                  17,632,562                --            17,632,562               599                     249,681
Janus Aspen
   Series Aggressive
   Growth Service Shares        2,114                --                 2,114                --                          --
Janus Aspen
   Series Balanced
   Service Shares               2,043                --                 2,043                --                          --
Janus Aspen
   Series Flexible Income
   Service Shares               1,989                --                 1,989                --                          --
Janus Aspen
   Series Global
   Technology Service
   Shares                         972                --                   972                --                          --
Janus Aspen
   Series Worldwide
   Growth Service Shares        2,139                --                 2,139                --                          --
LN Aggressive Growth            2,265                --                 2,265                --                          --
LN Bond                    22,401,586                --            22,401,586               745                   3,144,078
LN Capital Appreciation     3,343,380             2,091             3,345,471               129                          --
LN Equity-Income            6,636,732                --             6,636,732               223                   2,103,587
LN Global Asset
   Allocation                   2,104                --                 2,104                --                          --
LN International                2,082                --                 2,082                --                          --
LN Money Market            20,061,414         7,848,697            27,910,111               693                          --
LN Social Awareness           431,089                --               431,089                23                          --
MFS VIT Capital
   Opportunities            1,966,799                --             1,966,799                70                     334,737
MFS VIT Emerging Growth         1,658                --                 1,658                --                          --
MFS VIT Research              529,817                --               529,817                18                          --
MFS VIT Total Return        1,307,000                --             1,307,000                43                          --
MFS VIT Utilities             484,660                --               484,660                16                          --
NB AMT Mid-Cap Growth       6,957,083             1,046             6,958,129               241                          --
NB AMT Partners               174,177                --               174,177                 6                          --
NB AMT Regency                  2,196                --                 2,196                --                          --
OCC Accumulation Managed      170,854             3,137               173,991                 6                          --
Oppenheimer Main Street
   Growth and Income        3,607,102               523             3,607,625               181                          --
Putnam VT Growth and
   Income Class IB              2,098                --                 2,098                --                          --
Putnam VT Health Sciences
   Class IB                     1,983                --                 1,983                --                          --
Templeton Asset Strategy
   Class 2                     60,546                --                60,546                 2                          --
Templeton International
   Securities Class 2         530,980                --               530,980                17                          --
Templeton Growth
   Securities                   2,143                --                 2,143                --                          --
Templeton Growth
   Securities Class 2          87,431                --                87,431                 3                          --
Franklin Small Cap              2,282                --                 2,282                --                          --
Franklin Small Cap
   Class 2                  8,232,634                --             8,232,634               274                         185


SUBACCOUNT                 NET ASSETS
-------------------------
Janus Aspen
   Series Aggressive
   Growth                  $     9,757,983
Janus Aspen
   Series Balanced              26,557,645
Janus Aspen
   Series Flexible Income           16,307
Janus Aspen
   Series Worldwide
   Growth                       17,382,282
Janus Aspen
   Series Aggressive
   Growth Service Shares             2,114
Janus Aspen
   Series Balanced
   Service Shares                    2,043
Janus Aspen
   Series Flexible Income
   Service Shares                    1,989
Janus Aspen
   Series Global
   Technology Service
   Shares                              972
Janus Aspen
   Series Worldwide
   Growth Service Shares             2,139
LN Aggressive Growth                 2,265
LN Bond                         19,256,763
LN Capital Appreciation          3,345,342
LN Equity-Income                 4,532,922
LN Global Asset
   Allocation                        2,104
LN International                     2,082
LN Money Market                 27,909,418
LN Social Awareness                431,066
MFS VIT Capital
   Opportunities                 1,631,992
MFS VIT Emerging Growth              1,658
MFS VIT Research                   529,799
MFS VIT Total Return             1,306,957
MFS VIT Utilities                  484,644
NB AMT Mid-Cap Growth            6,957,888
NB AMT Partners                    174,171
NB AMT Regency                       2,196
OCC Accumulation Managed           173,985
Oppenheimer Main Street
   Growth and Income             3,607,444
Putnam VT Growth and
   Income Class IB                   2,098
Putnam VT Health Sciences
   Class IB                          1,983
Templeton Asset Strategy
   Class 2                          60,544
Templeton International
   Securities Class 2              530,963
Templeton Growth
   Securities                        2,143
Templeton Growth
   Securities Class 2               87,428
Franklin Small Cap                   2,282
Franklin Small Cap
   Class 2                       8,232,175

                                          AFFILIATED  NON-AFFILIATED
--------------------------------------------------------------------
Investments at Cost                       $56,715,804  $177,987,725
Investments at Market                     55,234,531   143,902,183

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF OPERATIONS
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                      AMERICAN    AMERICAN                   AFIS        AFIS                        AFIS        AFIS
                      CENTURY     CENTURY        AFIS        GLOBAL      GLOBAL SMALL    AFIS        GROWTH-     HIGH-YIELD
                      VP INCOME   VP             BOND        GROWTH      CAPITALIZATION  GROWTH      INCOME      BOND
                      & GROWTH    INTERNATIONAL  CLASS 2     CLASS 2     CLASS 2         CLASS 2     CLASS 2     CLASS 2
                      SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --  $          --  $       --  $       --       $ --       $       --  $        8  $       45
  - Dividends from
     net realized
     gain on
     investments              --             --          --          --         --              326         332          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                     (4)            (4)         --          --         --               (1)         (1)         (1)
  - LCVUL-LC              (3,315)        (3,440)         --          --         --               (1)         (1)         (1)
                      ----------  -------------  ----------  ----------       ----       ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)          (3,319)        (3,444)         --          --         --              324         338          43
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          15,823         29,044          --          --         --               --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments      374,877      1,695,003          --          --         --               94        (264)         34
--------------------  ----------  -------------  ----------  ----------       ----       ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS        390,700      1,724,047          --          --         --               94        (264)         34
--------------------  ----------  -------------  ----------  ----------       ----       ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  387,381  $   1,720,603  $       --  $       --       $ --       $      418  $       74  $       77
--------------------  ==========  =============  ==========  ==========       ====       ==========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   30,838  $       6,715  $       --  $        1       $ --       $       --  $        3  $       18
  - Dividends from
     net realized
     gain on
     investments              --        100,401          --          --         --               17          31          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                     (7)          (479)         (4)         (4)        --              (22)       (237)        (10)
  - LCVUL-LC             (20,979)       (23,067)         (2)        (70)        --              (41)        (22)        (55)
                      ----------  -------------  ----------  ----------       ----       ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)           9,852         83,570          (6)        (73)        --              (46)       (225)        (47)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          51,962        239,543          --         (57)        --              (11)        318         365
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments     (655,847)    (1,374,044)        119     (10,194)        --           (4,314)      4,583          61
--------------------  ----------  -------------  ----------  ----------       ----       ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS       (603,885)    (1,134,501)        119     (10,251)        --           (4,325)      4,901         426
--------------------  ----------  -------------  ----------  ----------       ----       ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $ (594,033) $  (1,050,931) $      113  $  (10,324)      $ --       $   (4,371) $    4,676  $      379
--------------------  ==========  =============  ==========  ==========       ====       ==========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $   34,171  $       4,080  $      120  $      777       $ --       $    1,882  $    4,739  $   38,114
  - Dividends from
     net realized
     gain on
     investments              --        450,469          --       9,527         --          107,655      26,580          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                    (7)        (1,713)        (10)        (11)        (1)            (313)       (844)        (76)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)               (16,414)       (17,852)       (513)       (438)        (1)          (1,397)       (585)       (691)
                      ----------  -------------  ----------  ----------       ----       ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)          17,750        434,984        (403)      9,855         (2)         107,827      29,890      37,347
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments        (132,503)      (217,834)         16      (8,702)        --          (80,387)     (2,505)    (25,072)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments     (257,161)    (1,906,301)      3,203     (16,838)       355         (116,498)    (19,858)       (686)
--------------------  ----------  -------------  ----------  ----------       ----       ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS       (389,664)    (2,124,135)      3,219     (25,540)       355         (196,885)    (22,363)    (25,758)
--------------------  ----------  -------------  ----------  ----------       ----       ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $ (371,914) $  (1,689,151) $    2,816  $  (15,685)      $353       $  (89,058) $    7,527  $   11,589
--------------------  ==========  =============  ==========  ==========       ====       ==========  ==========  ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                     AFIS
                                     U.S. GOVERNMENT/
                      AFIS           AAA RATED                     AIM V.I.                   AVPSF       AVPSF
                      INTERNATIONAL  SECURITIES        AIM V.I.    INTERNATIONAL  AIM V.I.    GROWTH AND  PREMIER
                      CLASS 2        CLASS 2           GROWTH      EQUITY         VALUE       INCOME      GROWTH
                      SUBACCOUNT     SUBACCOUNT        SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          --  $             --  $       --  $          --  $       --  $       --  $       --
  - Dividends from
     net realized
     gain on
     investments                 --                --          --             --          --          --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                        --                --          --             --          --          --          --
  - LCVUL-LC                     --                --          --             --          --          --          --
                      -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)                 --                --          --             --          --          --          --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                 --                --          --             --          --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments              --                --          --             --          --          --          --
--------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                --                --          --             --          --          --          --
--------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $          --  $             --  $       --  $          --  $       --  $       --  $       --
--------------------  =============  ================  ==========  =============  ==========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          --  $             --  $       --  $          --  $       --  $       --  $       --
  - Dividends from
     net realized
     gain on
     investments                 --                --          --             --          --          --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                        --                (4)         --             --          --          --          --
  - LCVUL-LC                     --                (3)         --             --          --          --          --
                      -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)                 --                (7)         --             --          --          --          --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                 --                --          --             --          --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments              --               193          --             --          --          --          --
--------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                --               193          --             --          --          --          --
--------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $          --  $            186  $       --  $          --  $       --  $       --  $       --
--------------------  =============  ================  ==========  =============  ==========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          --  $         26,073  $        5  $           7  $        3  $       --  $       --
  - Dividends from
     net realized
     gain on
     investments                 --                --          --             53          42          --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                       (2)               (8)         (1)            (1)         (1)         (1)         (1)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                       (1)           (2,560)         (1)            (1)         (1)         (1)         (1)
                      -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)                 (3)           23,505           3             58          43          (2)         (2)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                 --              (160)          9            (14)         27          17          51
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments             192             5,200          54            (36)         22          57          97
--------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS               192             5,040          63            (50)         49          74         148
--------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $         189  $         28,545  $       66  $           8  $       92  $       72  $      146
--------------------  =============  ================  ==========  =============  ==========  ==========  ==========


                      AVPSF
                      ALLIANCEBERNSTEIN
                      SMALL CAP
                      VALUE
                      SUBACCOUNT
--------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $              --
  - Dividends from
     net realized
     gain on
     investments                     --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                            --
  - LCVUL-LC                         --
                      -----------------
NET INVESTMENT
   INCOME (LOSS)                     --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                     --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                  --
--------------------  -----------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                    --
--------------------  -----------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $              --
--------------------  =================
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $              --
  - Dividends from
     net realized
     gain on
     investments                     --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                            --
  - LCVUL-LC                         --
                      -----------------
NET INVESTMENT
   INCOME (LOSS)                     --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                     --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                  --
--------------------  -----------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                    --
--------------------  -----------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $              --
--------------------  =================
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $              --
  - Dividends from
     net realized
     gain on
     investments                     --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                           (1)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                           (1)
                      -----------------
NET INVESTMENT
   INCOME (LOSS)                     (2)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                     49
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                 240
--------------------  -----------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                   289
--------------------  -----------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $             287
--------------------  =================

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                  BARON
                                  CAPITAL
                                  ASSET         DEUTSCHE VIT  DEUTSCHE VIT  DEUTSCHE VIT  DGPF                    DGPF
                      AVPSF       INSURANCE     EAFE EQUITY   EQUITY 500    SMALL CAP     HIGH        DGPF        GROWTH AND
                      TECHNOLOGY  SHARES        INDEX         INDEX         INDEX         YIELD       DEVON       INCOME
                      SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --  $         --  $        37   $     59,953  $      4,634  $       75  $       --  $       --
  - Dividends from
     net realized
     gain on
     investments              --            12           69         28,193        13,267          --          --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                     --            (4)          (4)            (4)           (4)         (4)         (4)         --
  - LCVUL-LC                  --        (1,399)          (1)        (5,239)         (266)         (1)        (10)         --
                      ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)              --        (1,391)         101         82,903        17,631          70         (14)         --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments              --             4           --         20,633         1,715          --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments           --       320,158          236        536,566        41,563         (76)         80          --
--------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS             --       320,162          236        557,199        43,278         (76)         80          --
--------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $       --  $    318,771  $       337   $    640,102  $     60,909  $       (6) $       66  $       --
--------------------  ==========  ============  ===========   ============  ============  ==========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --  $         --  $        --   $      8,263  $         --  $       90  $       21  $       --
  - Dividends from
     net realized
     gain on
     investments              --        21,716        1,261             --         5,325          --          --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                     --        (2,324)          (8)        (1,751)           (8)         (7)         (7)         --
  - LCVUL-LC                  --       (29,209)        (381)       (49,093)       (2,831)       (390)         (7)         --
                      ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)              --        (9,817)         872        (42,581)        2,486        (307)          7          --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments              --        (9,136)     (12,939)       222,379        22,315        (569)       (643)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments           --      (474,016)      (9,399)    (1,592,178)      (66,227)    (17,476)       (320)         --
--------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS             --      (483,152)     (22,338)    (1,369,799)      (43,912)    (18,045)       (963)         --
--------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $       --  $   (492,969) $   (21,466)  $ (1,412,380) $    (41,426) $  (18,352) $     (956) $       --
--------------------  ==========  ============  ===========   ============  ============  ==========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --  $         --  $        --   $    120,140  $      3,912  $    3,108  $       11  $       --
  - Dividends from
     net realized
     gain on
     investments              --        48,223           --         12,522        31,496          --          --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                    (1)       (7,133)          (6)        (5,050)           (7)         (5)         --          (1)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                    (1)      (24,677)      (1,007)       (53,196)       (1,835)       (252)         --          (1)
                      ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)              (2)       16,413       (1,013)        74,416        33,566       2,851          11          (2)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments              --       638,470      (11,295)      (532,453)      (13,012)     (6,595)        (53)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments          296       448,168      (29,074)    (1,388,641)       23,775      11,683        (118)        125
--------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS            296     1,086,638      (40,369)    (1,921,094)       10,763       5,088        (171)        125
--------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $      294  $  1,103,051  $   (41,382)  $ (1,846,678) $     44,329  $    7,939  $     (160) $      123
--------------------  ==========  ============  ===========   ============  ============  ==========  ==========  ==========


                      DGPF
                      INTERNATIONAL
                      EQUITY
                      SUBACCOUNT
--------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          --
  - Dividends from
     net realized
     gain on
     investments                 --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                        (4)
  - LCVUL-LC                     (1)
                      -------------
NET INVESTMENT
   INCOME (LOSS)                 (5)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                 --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments             154
--------------------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS               154
--------------------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $         149
--------------------  =============
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          47
  - Dividends from
     net realized
     gain on
     investments                 38
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                        (7)
  - LCVUL-LC                     (4)
                      -------------
NET INVESTMENT
   INCOME (LOSS)                 74
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                 --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments             (74)
--------------------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS               (74)
--------------------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $          --
--------------------  =============
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          52
  - Dividends from
     net realized
     gain on
     investments                158
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                       (7)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                       (6)
                      -------------
NET INVESTMENT
   INCOME (LOSS)                197
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                 (7)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments            (234)
--------------------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS              (241)
--------------------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $         (44)
--------------------  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                       FIDELITY                        FIDELITY
                                                                       VIP            FIDELITY         VIP            FIDELITY
                                  DGPF                                 EQUITY         VIP              HIGH           VIP
                      DGPF        SMALL CAP   DGPF        DGPF         INCOME         GROWTH           INCOME         OVERSEAS
                      REIT        VALUE       TREND       U.S. GROWTH  SERVICE CLASS  SERVICE CLASS    SERVICE CLASS  SERVICE CLASS
                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --  $       --  $       --  $        --  $          --  $            --  $          --  $          --
  - Dividends from
     net realized
     gain on
     investments              --          --          --           --             --               --             --             --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                     (4)         (4)         --           --             --               (4)            --             --
  - LCVUL-LC                  (1)         (1)         --           --             --          (13,699)            --             --
                      ----------  ----------  ----------  -----------  -------------  ---------------  -------------  -------------
NET INVESTMENT
   INCOME (LOSS)              (5)         (5)         --           --             --          (13,703)            --             --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments              --          --          --           --             --          230,871             --             --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments          (46)        (33)         --           --             --        2,937,837             --             --
--------------------  ----------  ----------  ----------  -----------  -------------  ---------------  -------------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS            (46)        (33)         --           --             --        3,168,708             --             --
--------------------  ----------  ----------  ----------  -----------  -------------  ---------------  -------------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $      (51) $      (38) $       --  $        --  $          --  $     3,155,005  $          --  $          --
--------------------  ==========  ==========  ==========  ===========  =============  ===============  =============  =============
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       85  $       24  $       --  $        --  $          --  $        21,912  $          --  $          --
  - Dividends from
     net realized
     gain on
     investments              --          29          --           --             --        2,616,287             --             --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                     (7)         (7)         --           --             --             (794)            (4)            (4)
  - LCVUL-LC                (142)         (4)         --           --             --         (120,179)           (90)           (89)
                      ----------  ----------  ----------  -----------  -------------  ---------------  -------------  -------------
NET INVESTMENT
   INCOME (LOSS)             (64)         42          --           --             --        2,517,226            (94)           (93)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments             178          --          --           --             --           72,387            (25)          (281)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments        9,938         304          --           --             --       (6,849,064)       (12,589)        (8,881)
--------------------  ----------  ----------  ----------  -----------  -------------  ---------------  -------------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS         10,116         304          --           --             --       (6,776,677)       (12,614)        (9,162)
--------------------  ----------  ----------  ----------  -----------  -------------  ---------------  -------------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   10,052  $      346  $       --  $        --  $          --  $    (4,259,451) $     (12,708) $      (9,255)
--------------------  ==========  ==========  ==========  ===========  =============  ===============  =============  =============
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $    6,945  $       35  $       --  $        --  $          --  $            --  $      16,084  $       6,143
  - Dividends from
     net realized
     gain on
     investments           1,429          --          --           --             --        2,112,150             --          9,814
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                    (8)        (11)         (5)          (1)            (1)          (1,985)            (7)            (6)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                (2,879)     (1,788)         (2)          (1)            (1)        (111,309)          (652)          (667)
                      ----------  ----------  ----------  -----------  -------------  ---------------  -------------  -------------
NET INVESTMENT
   INCOME (LOSS)           5,487      (1,764)         (7)          (2)            (2)       1,998,856         15,425         15,284
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          10,357     (18,318)        (75)          --             --       (2,637,685)       (28,099)       (26,132)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments       67,692     109,994         101          132            133       (5,393,589)        (4,850)       (37,454)
--------------------  ----------  ----------  ----------  -----------  -------------  ---------------  -------------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS         78,049      91,676          26          132            133       (8,031,274)       (32,949)       (63,586)
--------------------  ----------  ----------  ----------  -----------  -------------  ---------------  -------------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $   83,536  $   89,912  $       19  $       130  $         131  $    (6,032,418) $     (17,524) $     (48,302)
--------------------  ==========  ==========  ==========  ===========  =============  ===============  =============  =============

                      FIDELITY
                      VIP II
                      ASSET
                      MANAGER
                      SERVICE CLASS
                      SUBACCOUNT
--------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          --
  - Dividends from
     net realized
     gain on
     investments                 --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                        (4)
  - LCVUL-LC                   (115)
                      -------------
NET INVESTMENT
   INCOME (LOSS)               (119)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                439
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments          12,610
--------------------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS            13,049
--------------------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $      12,930
--------------------  =============
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $      14,141
  - Dividends from
     net realized
     gain on
     investments             33,891
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                        (7)
  - LCVUL-LC                 (2,667)
                      -------------
NET INVESTMENT
   INCOME (LOSS)             45,358
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments            (15,079)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments         (79,310)
--------------------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS           (94,389)
--------------------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $     (49,031)
--------------------  =============
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $      34,883
  - Dividends from
     net realized
     gain on
     investments             13,289
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                     (128)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                   (8,114)
                      -------------
NET INVESTMENT
   INCOME (LOSS)             39,930
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments            (80,081)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments          11,667
--------------------  -------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS           (68,414)
--------------------  -------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $     (28,484)
--------------------  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                                                 JANUS           JANUS
                      FIDELITY       JANUS                         JANUS         JANUS           ASPEN SERIES    ASPEN SERIES
                      VIP II         ASPEN SERIES   JANUS          ASPEN SERIES  ASPEN SERIES    AGGRESSIVE      BALANCED
                      CONTRAFUND     AGGRESSIVE     ASPEN SERIES   FLEXIBLE      WORLDWIDE       GROWTH          SERVICE
                      SERVICE CLASS  GROWTH         BALANCED       INCOME        GROWTH          SERVICE SHARES  SHARES
                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          --  $          15  $     156,039  $         --  $            2  $           --  $         --
  - Dividends from
     net realized
     gain on
     investments                 --             26             --            --              --              --            --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                        (4)            (4)            (4)           --              (4)             --            --
  - LCVUL-LC                 (2,150)        (3,015)        (7,462)           --          (7,661)             --            --
                      -------------  -------------  -------------  ------------  --------------  --------------  ------------
NET INVESTMENT
   INCOME (LOSS)             (2,154)        (2,978)       148,573            --          (7,663)             --            --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments             12,269          1,929         15,830            --           6,850              --            --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments         446,935      1,493,923        933,643            --       3,108,395              --            --
--------------------  -------------  -------------  -------------  ------------  --------------  --------------  ------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS           459,204      1,495,852        949,473            --       3,115,245              --            --
--------------------  -------------  -------------  -------------  ------------  --------------  --------------  ------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $     457,050  $   1,492,874  $   1,098,046  $         --  $    3,107,582  $           --  $         --
--------------------  =============  =============  =============  ============  ==============  ==============  ============
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $      20,111  $     528,911  $     849,731  $        117  $      546,360  $           --  $         --
  - Dividends from
     net realized
     gain on
     investments            730,018        548,383        865,726            --       1,775,296              --            --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                      (593)        (3,844)        (2,682)           (4)         (1,853)             --            --
  - LCVUL-LC                (31,445)       (34,879)       (61,859)           (2)       (100,798)             --            --
                      -------------  -------------  -------------  ------------  --------------  --------------  ------------
NET INVESTMENT
   INCOME (LOSS)            718,091      1,038,571      1,650,916           111       2,219,005              --            --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments           (231,664)       320,785         90,811            --        (278,222)             --            --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments      (1,299,080)    (4,952,165)    (2,198,269)           23      (7,547,036)             --            --
--------------------  -------------  -------------  -------------  ------------  --------------  --------------  ------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS        (1,530,744)    (4,631,380)    (2,107,458)           23      (7,825,258)             --            --
--------------------  -------------  -------------  -------------  ------------  --------------  --------------  ------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $    (812,653) $  (3,592,809) $    (456,542) $        134  $   (5,606,253) $           --  $         --
--------------------  =============  =============  =============  ============  ==============  ==============  ============
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $      61,180  $          --  $     713,383  $        536  $       98,811  $           --  $         17
  - Dividends from
     net realized
     gain on
     investments            244,719             --             --            --              --              --            --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                   (1,652)        (8,797)        (7,489)          (10)         (5,720)             (1)           (1)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                  (30,552)       (33,400)       (90,894)          (18)        (82,638)             (1)           (1)
                      -------------  -------------  -------------  ------------  --------------  --------------  ------------
NET INVESTMENT
   INCOME (LOSS)            273,695        (42,197)       615,000           508          10,453              (2)           15
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments           (771,581)    (2,078,633)      (660,489)          231      (3,162,837)             --            --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments        (679,889)    (2,481,804)    (1,167,050)         (495)     (2,647,167)            114            26
--------------------  -------------  -------------  -------------  ------------  --------------  --------------  ------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS        (1,451,470)    (4,560,437)    (1,827,539)         (264)     (5,810,004)            114            26
--------------------  -------------  -------------  -------------  ------------  --------------  --------------  ------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  (1,177,775) $  (4,602,634) $  (1,212,539) $        244  $   (5,799,551) $          112  $         41
--------------------  =============  =============  =============  ============  ==============  ==============  ============

                      JANUS           JANUS
                      ASPEN SERIES    ASPEN SERIES
                      FLEXIBLE        GLOBAL
                      INCOME          TECHNOLOGY
                      SERVICE SHARES  SERVICE SHARES
                      SUBACCOUNT      SUBACCOUNT
--------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $           --  $           --
  - Dividends from
     net realized
     gain on
     investments                  --              --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                         --              --
  - LCVUL-LC                      --              --
                      --------------  --------------
NET INVESTMENT
   INCOME (LOSS)                  --              --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                  --              --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments               --              --
--------------------  --------------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                 --              --
--------------------  --------------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $           --  $           --
--------------------  ==============  ==============
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $           --  $           12
  - Dividends from
     net realized
     gain on
     investments                  --              --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                         --              (4)
  - LCVUL-LC                      --              (3)
                      --------------  --------------
NET INVESTMENT
   INCOME (LOSS)                  --               5
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                  --            (180)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments               --            (377)
--------------------  --------------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                 --            (557)
--------------------  --------------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $           --  $         (552)
--------------------  ==============  ==============
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $           49  $            7
  - Dividends from
     net realized
     gain on
     investments                  --              --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                        (1)             (4)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                        (1)             (3)
                      --------------  --------------
NET INVESTMENT
   INCOME (LOSS)                  47              --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                  --            (596)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments              (60)             (8)
--------------------  --------------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                (60)           (604)
--------------------  --------------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $          (13) $         (604)
--------------------  ==============  ==============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                      JANUS
                      ASPEN SERIES                                                           LN
                      WORLDWIDE       LN                        LN             LN            GLOBAL                     LN
                      GROWTH          AGGRESSIVE  LN            CAPITAL        EQUTIY-       ASSET       LN             MONEY
                      SERVICE SHARES  GROWTH      BOND          APPRECIATION   INCOME        ALLOCATION  INTERNATIONAL  MARKET
                      SUBACCOUNT      SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $           --  $       --  $        119  $          --  $         11  $       --  $          --  $   49,384
  - Dividends from
     net realized
     gain on
     investments                  --          --            --             --            --          --             --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                         --          --            (4)            (4)           (4)         --             --        (374)
  - LCVUL-LC                      --          --        (6,314)          (585)       (2,507)         --             --      (3,621)
                      --------------  ----------  ------------  -------------  ------------  ----------  -------------  ----------
NET INVESTMENT
   INCOME (LOSS)                  --          --        (6,199)          (589)       (2,500)         --             --      45,389
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                  --          --          (503)        21,927         1,051          --             --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments               --          --      (104,238)       123,424       219,306          --             --          --
--------------------  --------------  ----------  ------------  -------------  ------------  ----------  -------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                 --          --      (104,741)       145,351       220,357          --             --          --
--------------------  --------------  ----------  ------------  -------------  ------------  ----------  -------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $           --  $       --  $   (110,940) $     144,762  $    217,857  $       --  $          --  $   45,389
--------------------  ==============  ==========  ============  =============  ============  ==========  =============  ==========
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $           --  $       --  $    805,838  $          --  $     55,132  $       --  $          --  $  679,885
  - Dividends from
     net realized
     gain on
     investments                  --          --            --         95,325     1,536,750          --             --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                         --          --          (965)        (2,303)         (336)         --             --     (21,571)
  - LCVUL-LC                      --          --       (45,704)        (8,973)      (23,393)         --             --     (34,201)
                      --------------  ----------  ------------  -------------  ------------  ----------  -------------  ----------
NET INVESTMENT
   INCOME (LOSS)                  --          --       759,169         84,049     1,568,153          --             --     624,113
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                  --          --        14,716       (149,748)     (242,933)         --             --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments               --          --       421,111       (714,874)     (747,020)         --             --          --
--------------------  --------------  ----------  ------------  -------------  ------------  ----------  -------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                 --          --       435,827       (864,622)     (989,953)         --             --          --
--------------------  --------------  ----------  ------------  -------------  ------------  ----------  -------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $           --  $       --  $  1,194,996  $    (780,573) $    578,200  $       --  $          --  $  624,113
--------------------  ==============  ==========  ============  =============  ============  ==========  =============  ==========
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $            2  $       --  $    992,043  $          --  $     80,654  $        8  $          19  $  588,814
  - Dividends from
     net realized
     gain on
     investments                  --          --            --        273,347       307,616          --             --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                        (1)         (1)       (3,535)        (5,744)       (1,630)         (1)            (1)     (8,752)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                        (1)         (1)      (70,765)        (9,623)      (27,437)         (1)            (1)    (56,941)
                      --------------  ----------  ------------  -------------  ------------  ----------  -------------  ----------
NET INVESTMENT
   INCOME (LOSS)                  --          (2)      917,743        257,980       359,203           6             17     523,121
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                  --          --       196,734       (514,852)     (598,748)         --             --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments              138         265       395,507       (698,650)     (401,012)         96             63          --
--------------------  --------------  ----------  ------------  -------------  ------------  ----------  -------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS                138         265       592,241     (1,213,502)     (999,760)         96             63          --
--------------------  --------------  ----------  ------------  -------------  ------------  ----------  -------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $          138  $      263  $  1,509,984  $    (955,522) $   (640,557) $      102  $          80  $  523,121
--------------------  ==============  ==========  ============  =============  ============  ==========  =============  ==========


                      LN
                      SOCIAL
                      AWARENESS
                      SUBACCOUNT
--------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       12
  - Dividends from
     net realized
     gain on
     investments              --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                     (4)
  - LCVUL-LC                  (1)
                      ----------
NET INVESTMENT
   INCOME (LOSS)               7
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments              --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments          231
--------------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS            231
--------------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $      238
--------------------  ==========
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $    2,146
  - Dividends from
     net realized
     gain on
     investments           8,513
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                   (936)
  - LCVUL-LC                  (5)
                      ----------
NET INVESTMENT
   INCOME (LOSS)           9,718
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments            (698)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments      (38,223)
--------------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS        (38,921)
--------------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  (29,203)
--------------------  ==========
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $    2,874
  - Dividends from
     net realized
     gain on
     investments          98,125
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                (2,350)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                  (201)
                      ----------
NET INVESTMENT
   INCOME (LOSS)          98,448
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments         (14,510)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments     (119,085)
--------------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS       (133,595)
--------------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  (35,147)
--------------------  ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                      MFS VIT        MFS VIT                 MFS VIT                 NB AMT
                      CAPITAL        EMERGING    MFS VIT     TOTAL       MFS VIT     MID-CAP      NB AMT      NB AMT
                      OPPORTUNITIES  GROWTH      RESEARCH    RETURN      UTILITIES   GROWTH       PARTNERS    REGENCY
                      SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          --  $       --  $       --  $       --  $       --  $        --  $       --  $       --
  - Dividends from
     net realized
     gain on
     investments                  3          --          --          --          --           --          --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                        (4)         --          (4)         (4)         (4)          (4)         (4)         --
  - LCVUL-LC                     (5)         --         (56)         (1)         (9)      (3,212)         (1)         --
                      -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)                 (6)         --         (60)         (5)        (13)      (3,216)         (5)         --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                 --          --          (2)         --          --       21,223          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments           3,316          --       9,775          (3)      2,390    1,465,860          18          --
--------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS             3,316          --       9,773          (3)      2,390    1,487,083          18          --
--------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $       3,310  $       --  $    9,713  $       (8) $    2,377  $ 1,483,867  $       13  $       --
--------------------  =============  ==========  ==========  ==========  ==========  ===========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $          --  $       --  $       39  $       50  $      446  $        --  $       15  $       --
  - Dividends from
     net realized
     gain on
     investments             67,516          --       6,739          48       3,362        2,352         328          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                      (308)         --         (14)         (7)         (8)        (836)         (7)         --
  - LCVUL-LC                 (3,664)         --        (759)        (36)        (43)     (30,181)         (8)         --
                      -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)             63,544          --       6,005          55       3,757      (28,665)        328          --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments            (14,168)         --       2,230         121      (4,227)     533,100          (5)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments        (298,491)         --     (52,512)      1,802      (1,162)  (1,145,744)        (78)         --
--------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS          (312,659)         --     (50,282)      1,923      (5,389)    (612,644)        (83)         --
--------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $    (249,115) $       --  $  (44,277) $    1,978  $   (1,632) $  (641,309) $      245  $       --
--------------------  =============  ==========  ==========  ==========  ==========  ===========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $         117  $       --  $       63  $   15,330  $   16,302  $        --  $        8  $       --
  - Dividends from
     net realized
     gain on
     investments            162,334          --      60,864      22,634      42,750           --          71          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                   (1,008)         (4)       (132)        (12)         (8)      (2,151)         (7)         (1)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                   (7,215)         (2)     (1,589)     (3,538)     (1,722)     (26,999)       (307)         (1)
                      -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)            154,228          (6)     59,206      34,414      57,322      (29,150)       (235)         (2)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments           (425,466)       (190)    (73,627)     (6,564)    (35,681)    (288,426)        (97)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments        (373,312)       (150)    (83,865)     (6,162)   (138,540)  (1,848,208)      8,666         196
--------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS          (798,778)       (340)   (157,492)    (12,726)   (174,221)  (2,136,634)      8,569         196
--------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $    (644,550) $     (346) $  (98,286) $   21,688  $ (116,899) $(2,165,784) $    8,334  $      194
--------------------  =============  ==========  ==========  ==========  ==========  ===========  ==========  ==========


                      OCC
                      ACCUMULATION
                      MANAGED
                      SUBACCOUNT
--------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $         --
  - Dividends from
     net realized
     gain on
     investments                --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                       (4)
  - LCVUL-LC                    (1)
                      ------------
NET INVESTMENT
   INCOME (LOSS)                (5)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments            (13)
--------------------  ------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS              (13)
--------------------  ------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $        (18)
--------------------  ============
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $         27
  - Dividends from
     net realized
     gain on
     investments               149
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                       (7)
  - LCVUL-LC                    (4)
                      ------------
NET INVESTMENT
   INCOME (LOSS)               165
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments                --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments             18
--------------------  ------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS               18
--------------------  ------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $        183
--------------------  ============
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $         60
  - Dividends from
     net realized
     gain on
     investments                --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                      (7)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                    (269)
                      ------------
NET INVESTMENT
   INCOME (LOSS)              (216)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments            (2,914)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments         (3,793)
--------------------  ------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS           (6,707)
--------------------  ------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $     (6,923)
--------------------  ============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                      OPPENHEIMER  PUTNAM VT   PUTNAM VT   TEMPLETON   TEMPLETON                  TEMPLETON
                      MAIN STREET  GROWTH AND  HEALTH      ASSET       INTERNATIONAL  TEMPLETON   GROWTH
                      GROWTH AND   INCOME      SCIENCES    STRATEGY    SECURITIES     GROWTH      SECURITIES  FRANKLIN
                      INCOME       CLASS IB    CLASS IB    CLASS 2     CLASS 2        SECURITIES  CLASS 2     SMALL CAP
                      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $        --  $       --  $      --   $       --  $          --  $       --  $       --  $       --
  - Dividends from
     net realized
     gain on
     investments               --          --         --           --             --          --          --          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                      (4)         --         --           (4)            (4)         --          (4)         --
  - LCVUL-LC                   (9)         --         --          (26)           (88)         --          (1)         --
                      -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)              (13)         --         --          (30)           (92)         --          (5)         --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments               --          --         --          507          4,934          --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments         1,575          --         --        4,312         10,904          --         313          --
--------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS           1,575          --         --        4,819         15,838          --         313          --
--------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $     1,562  $       --  $      --   $    4,789  $      15,746  $       --  $      308  $       --
--------------------  ===========  ==========  =========   ==========  =============  ==========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $     1,515  $       --  $      --   $    1,955  $       5,904  $       --  $       21  $       --
  - Dividends from
     net realized
     gain on
     investments           20,009          --         --       14,375         42,472          --         495          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                  (6,240)         --         --           (7)            (7)         --         (12)         --
  - LCVUL-LC                 (420)         --         --         (478)        (1,629)         --          (5)         --
                      -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)           14,864          --         --       15,845         46,740          --         499          --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments              298          --         --       (1,553)       (24,391)         --          (1)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments      (228,805)         --         --      (16,207)       (26,225)         --        (353)         --
--------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS        (228,507)         --         --      (17,760)       (50,616)         --        (354)         --
--------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  (213,643) $       --  $      --   $   (1,915) $      (3,876) $       --  $      145  $       --
--------------------  ===========  ==========  =========   ==========  =============  ==========  ==========  ==========
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $    15,130  $       --  $      --   $    1,037  $      13,128  $       --  $      838  $       --
  - Dividends from
     net realized
     gain on
     investments               --          --         --        7,428        103,251          --       7,521          --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                (17,077)         (1)        (1)          (7)            (7)         (1)         (8)         (1)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)                 (2,811)         (1)        (1)        (287)        (1,934)         (1)       (157)         (1)
                      -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INVESTMENT
   INCOME (LOSS)           (4,758)         (2)        (2)       8,171        114,438          (2)      8,194          (2)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments          (60,743)         --         --      (17,555)       (58,328)         --      (9,547)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments      (254,290)         98        (17)       2,086       (121,297)        143      (1,029)        282
--------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS        (315,033)         98        (17)     (15,469)      (179,625)        143     (10,576)        282
--------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  (319,791) $       96  $     (19)  $   (7,298) $     (65,187) $      141  $   (2,382) $      280
--------------------  ===========  ==========  =========   ==========  =============  ==========  ==========  ==========


                      FRANKLIN
                      SMALL CAP
                      CLASS 2
                      SUBACCOUNT
--------------------
PERIOD FROM MAY 14,
   1999 (INCEPTION)
   TO DECEMBER 31,
   1999
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --
  - Dividends from
     net realized
     gain on
     investments              --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                     --
  - LCVUL-LC                  --
                      ----------
NET INVESTMENT
   INCOME (LOSS)              --
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments              --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments           --
--------------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS             --
--------------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $       --
--------------------  ==========
YEAR ENDED DECEMBER
   31, 2000
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $       --
  - Dividends from
     net realized
     gain on
     investments              --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - LCVUL                     (5)
  - LCVUL-LC                 (91)
                      ----------
NET INVESTMENT
   INCOME (LOSS)             (96)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments            (135)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments      (22,868)
--------------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS        (23,003)
--------------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $  (23,099)
--------------------  ==========
YEAR ENDED DECEMBER
   31, 2001
NET INVESTMENT
   INCOME (LOSS):
  - Dividends from
     investment
     income           $    4,093
  - Dividends from
     net realized
     gain on
     investments              --
MORTALITY AND
   EXPENSE
   GUARANTEES:
  - CVUL, CVUL III,
     and CVUL III
     Elite (.70% Fee
     Rate)                (1,118)
  - CVUL-LC, CVUL
     III-LC, and
     CVUL III-LC
     Elite (.40% Fee
     Rate)               (14,600)
                      ----------
NET INVESTMENT
   INCOME (LOSS)         (11,625)
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS:
  - Net realized
     gain (loss) on
     investments         (88,535)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments      (94,049)
--------------------  ----------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS)
   ON INVESTMENTS       (182,584)
--------------------  ----------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $ (194,209)
--------------------  ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                           AMERICAN    AMERICAN                   AFIS        AFIS                        AFIS        AFIS
                           CENTURY     CENTURY        AFIS        GLOBAL      GLOBAL SMALL    AFIS        GROWTH-     HIGH-YIELD
                           VP INCOME   VP             BOND        GROWTH      CAPITALIZATION  GROWTH      INCOME      BOND
                           & GROWTH    INTERNATIONAL  CLASS 2     CLASS 2     CLASS 2         CLASS 2     CLASS 2     CLASS 2
                           SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $   (3,319) $      (3,444) $       --  $       --      $   --      $      324  $      338  $       43
  - Net realized gain
     (loss) on
     investments               15,823         29,044          --          --          --              --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments           374,877      1,695,003          --          --          --              94        (264)         34
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                 387,381      1,720,603          --          --          --             418          74          77
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases   5,887,784      4,811,758          --          --          --           2,002       2,003       2,002
  - Participant
     withdrawals             (444,306)      (173,767)         --          --          --              --          --          --
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS             5,443,478      4,637,991          --          --          --           2,002       2,003       2,002
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
TOTAL INCREASE IN NET
   ASSETS                   5,830,859      6,358,594          --          --          --           2,420       2,077       2,079
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 1999                 5,830,859      6,358,594          --          --          --           2,420       2,077       2,079
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                     9,852         83,570          (6)        (73)         --             (46)       (225)        (47)
  - Net realized gain
     (loss) on
     investments               51,962        239,543          --         (57)         --             (11)        318         365
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments          (655,847)    (1,374,044)        119     (10,194)         --          (4,314)      4,583          61
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                (594,033)    (1,050,931)        113     (10,324)         --          (4,371)      4,676         379
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases     642,896        951,917       2,006     125,968          --         100,961     138,102     120,972
  - Participant
     withdrawals             (525,145)      (764,508)         --        (570)         --            (280)    (20,975)    (67,155)
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS               117,751        187,409       2,006     125,398          --         100,681     117,127      53,817
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS             (476,282)      (863,522)      2,119     115,074          --          96,310     121,803      54,196
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2000                 5,354,577      5,495,072       2,119     115,074          --          98,730     123,880      56,275
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                    17,750        434,984        (403)      9,855          (2)        107,827      29,890      37,347
  - Net realized gain
     (loss) on
     investments             (132,503)      (217,834)         16      (8,702)         --         (80,387)     (2,505)    (25,072)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments          (257,161)    (1,906,301)      3,203     (16,838)        355        (116,498)    (19,858)       (686)
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                (371,914)    (1,689,151)      2,816     (15,685)        353         (89,058)      7,527      11,589
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases     677,527        660,291     409,583      51,334       2,002         560,096     407,582     235,651
  - Participant
     withdrawals           (1,449,301)      (240,973)    (15,350)    (28,370)         --         (49,167)    (28,051)   (160,754)
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS              (771,774)       419,318     394,233      22,964       2,002         510,929     379,531      74,897
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS           (1,143,688)    (1,269,833)    397,049       7,279       2,355         421,871     387,058      86,486
-------------------------  ----------  -------------  ----------  ----------      ------      ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2001                $4,210,889  $   4,225,239  $  399,168  $  122,353      $2,355      $  520,601  $  510,938  $  142,761
=========================  ==========  =============  ==========  ==========      ======      ==========  ==========  ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                          AFIS
                                          U.S. GOVERNMENT/
                           AFIS           AAA RATED                     AIM V.I.                   AVPSF       AVPSF
                           INTERNATIONAL  SECURITIES        AIM V.I.    INTERNATIONAL  AIM V.I.    GROWTH AND  PREMIER
                           CLASS 2        CLASS 2           GROWTH      EQUITY         VALUE       INCOME      GROWTH
                           SUBACCOUNT     SUBACCOUNT        SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $          --  $             --  $       --  $          --  $       --  $       --  $       --
  - Net realized gain
     (loss) on
     investments                      --                --          --             --          --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                   --                --          --             --          --          --          --
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                         --                --          --             --          --          --          --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases             --                --          --             --          --          --          --
  - Participant
     withdrawals                      --                --          --             --          --          --          --
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                       --                --          --             --          --          --          --
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
TOTAL INCREASE IN NET
   ASSETS                             --                --          --             --          --          --          --
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 1999                           --                --          --             --          --          --          --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                           --                (7)         --             --          --          --          --
  - Net realized gain
     (loss) on
     investments                      --                --          --             --          --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                   --               193          --             --          --          --          --
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                         --               186          --             --          --          --          --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases             --            30,904          --             --          --          --          --
  - Participant
     withdrawals                      --              (108)         --             --          --          --          --
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                       --            30,796          --             --          --          --          --
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                      --            30,982          --             --          --          --          --
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2000                           --            30,982          --             --          --          --          --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                           (3)           23,505           3             58          43          (2)         (2)
  - Net realized gain
     (loss) on
     investments                      --              (160)          9            (14)         27          17          51
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                  192             5,200          54            (36)         22          57          97
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                        189            28,545          66              8          92          72         146
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases          5,599         1,422,792       2,003          2,008       2,005       2,009       2,000
  - Participant
     withdrawals                      --           (74,697)         --             --          --          --          (1)
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                    5,599         1,348,095       2,003          2,008       2,005       2,009       1,999
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                   5,788         1,376,640       2,069          2,016       2,097       2,081       2,145
-------------------------  -------------  ----------------  ----------  -------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2001                $       5,788  $      1,407,622  $    2,069  $       2,016  $    2,097  $    2,081  $    2,145
=========================  =============  ================  ==========  =============  ==========  ==========  ==========


                           AVPSF
                           ALLIANCEBERNSTEIN
                           SMALL CAP
                           VALUE
                           SUBACCOUNT
-------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $              --
  - Net realized gain
     (loss) on
     investments                          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                       --
-------------------------  -----------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                             --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases                 --
  - Participant
     withdrawals                          --
-------------------------  -----------------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                           --
-------------------------  -----------------
TOTAL INCREASE IN NET
   ASSETS                                 --
-------------------------  -----------------
NET ASSETS AT DECEMBER
   31, 1999                               --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                               --
  - Net realized gain
     (loss) on
     investments                          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                       --
-------------------------  -----------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                             --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases                 --
  - Participant
     withdrawals                          --
-------------------------  -----------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                           --
-------------------------  -----------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                          --
-------------------------  -----------------
NET ASSETS AT DECEMBER
   31, 2000                               --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                               (2)
  - Net realized gain
     (loss) on
     investments                          49
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                      240
-------------------------  -----------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                            287
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases              2,000
  - Participant
     withdrawals                          (1)
-------------------------  -----------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                        1,999
-------------------------  -----------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                       2,286
-------------------------  -----------------
NET ASSETS AT DECEMBER
   31, 2001                $           2,286
=========================  =================

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                       BARON
                                       CAPITAL
                                       ASSET         DEUTSCHE VIT  DEUTSCHE VIT  DEUTSCHE VIT  DGPF                    DGPF
                           AVPSF       INSURANCE     EAFE EQUITY   EQUITY 500    SMALL CAP     HIGH        DGPF        GROWTH AND
                           TECHNOLOGY  SHARES        INDEX         INDEX         INDEX         YIELD       DEVON       INCOME
                           SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $       --  $     (1,391) $       101   $     82,903  $     17,631  $       70  $      (14) $       --
  - Net realized gain
     (loss) on
     investments                   --             4           --         20,633         1,715          --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                --       320,158          236        536,566        41,563         (76)         80          --
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                      --       318,771          337        640,102        60,909          (6)         66          --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases          --     2,556,620        2,004      9,121,906       451,732       3,606      33,494          --
  - Participant
     withdrawals                   --        (8,850)          --       (365,468)      (40,553)       (121)        (68)         --
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                    --     2,547,770        2,004      8,756,438       411,179       3,485      33,426          --
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
TOTAL INCREASE IN NET
   ASSETS                          --     2,866,541        2,341      9,396,540       472,088       3,487      33,492          --
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 1999                        --     2,866,541        2,341      9,396,540       472,088       3,487      33,492          --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                        --        (9,817)         872        (42,581)        2,486        (307)          7          --
  - Net realized gain
     (loss) on
     investments                   --        (9,136)     (12,939)       222,379        22,315        (569)       (643)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                --      (474,016)      (9,399)    (1,592,178)      (66,227)    (17,476)       (320)         --
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                      --      (492,969)     (21,466)    (1,412,380)      (41,426)    (18,352)       (956)         --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases          --     7,672,126      101,675      9,050,408       659,198     192,582         460          --
  - Participant
     withdrawals                   --      (313,981)      (6,880)    (2,762,330)      (49,887)     (2,716)    (30,884)         --
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                    --     7,358,145       94,795      6,288,078       609,311     189,866     (30,424)         --
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                   --     6,865,176       73,329      4,875,698       567,885     171,514     (31,380)         --
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2000                        --     9,731,717       75,670     14,272,238     1,039,973     175,001       2,112          --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                        (2)       16,413       (1,013)        74,416        33,566       2,851          11          (2)
  - Net realized gain
     (loss) on
     investments                   --       638,470      (11,295)      (532,453)      (13,012)     (6,595)        (53)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments               296       448,168      (29,074)    (1,388,641)       23,775      11,683        (118)        125
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                     294     1,103,051      (41,382)    (1,846,678)       44,329       7,939        (160)        123
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases       2,002       448,378      440,715      2,713,571        47,124       5,828          --       2,002
  - Participant
     withdrawals                   --    (8,140,945)     (20,594)    (1,498,562)     (457,817)   (149,579)       (419)         --
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                 2,002    (7,692,567)     420,121      1,215,009      (410,693)   (143,751)       (419)      2,002
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                2,296    (6,589,516)     378,739       (631,669)     (366,364)   (135,812)       (579)      2,125
-------------------------  ----------  ------------  -----------   ------------  ------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2001                $    2,296  $  3,142,201  $   454,409   $ 13,640,569  $    673,609  $   39,189  $    1,533  $    2,125
=========================  ==========  ============  ===========   ============  ============  ==========  ==========  ==========


                           DGPF
                           INTERNATIONAL
                           EQUITY
                           SUBACCOUNT
-------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $          (5)
  - Net realized gain
     (loss) on
     investments                      --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                  154
-------------------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                        149
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases          2,004
  - Participant
     withdrawals                      --
-------------------------  -------------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                    2,004
-------------------------  -------------
TOTAL INCREASE IN NET
   ASSETS                          2,153
-------------------------  -------------
NET ASSETS AT DECEMBER
   31, 1999                        2,153
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                           74
  - Net realized gain
     (loss) on
     investments                      --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                  (74)
-------------------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                         --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases             11
  - Participant
     withdrawals                      --
-------------------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                       11
-------------------------  -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                      11
-------------------------  -------------
NET ASSETS AT DECEMBER
   31, 2000                        2,164
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                          197
  - Net realized gain
     (loss) on
     investments                      (7)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                 (234)
-------------------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                        (44)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases          2,570
  - Participant
     withdrawals                    (388)
-------------------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                    2,182
-------------------------  -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                   2,138
-------------------------  -------------
NET ASSETS AT DECEMBER
   31, 2001                $       4,302
=========================  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                                  FIDELITY                       FIDELITY
                                                                                  VIP            FIDELITY        VIP
                                          DGPF                                    EQUITY         VIP             HIGH
                           DGPF           SMALL CAP      DGPF        DGPF         INCOME         GROWTH          INCOME
                           REIT           VALUE          TREND       U.S. GROWTH  SERVICE CLASS  SERVICE CLASS   SERVICE CLASS
                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $          (5) $          (5) $       --  $        --  $          --  $      (13,703) $          --
  - Net realized gain
     (loss) on
     investments                      --             --          --           --             --         230,871             --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                  (46)           (33)         --           --             --       2,937,837             --
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                        (51)           (38)         --           --             --       3,155,005             --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases          2,004          2,004          --           --             --      23,024,780             --
  - Participant
     withdrawals                      --             --          --           --             --      (2,532,632)            --
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                    2,004          2,004          --           --             --      20,492,148             --
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
TOTAL INCREASE IN NET
   ASSETS                          1,953          1,966          --           --             --      23,647,153             --
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
NET ASSETS AT DECEMBER
   31, 1999                        1,953          1,966          --           --             --      23,647,153             --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                          (64)            42          --           --             --       2,517,226            (94)
  - Net realized gain
     (loss) on
     investments                     178             --          --           --             --          72,387            (25)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                9,938            304          --           --             --      (6,849,064)       (12,589)
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                     10,052            346          --           --             --      (4,259,451)       (12,708)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases        168,698             11          --           --             --      13,896,594        155,974
  - Participant
     withdrawals                  (1,736)            --          --           --             --      (1,231,650)          (605)
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  166,962             11          --           --             --      12,664,944        155,369
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                 177,014            357          --           --             --       8,405,493        142,661
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
NET ASSETS AT DECEMBER
   31, 2000                      178,967          2,323          --           --             --      32,052,646        142,661
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                        5,487         (1,764)         (7)          (2)            (2)      1,998,856         15,425
  - Net realized gain
     (loss) on
     investments                  10,357        (18,318)        (75)          --             --      (2,637,685)       (28,099)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments               67,692        109,994         101          132            133      (5,393,589)        (4,850)
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                     83,536         89,912          19          130            131      (6,032,418)       (17,524)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases        808,995      1,234,101       3,226        2,002          2,002       3,827,328        150,538
  - Participant
     withdrawals                 (54,974)       (41,555)        (29)          --             --      (5,323,189)       (11,441)
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  754,021      1,192,546       3,197        2,002          2,002      (1,495,861)       139,097
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                 837,557      1,282,458       3,216        2,132          2,133      (7,528,279)       121,573
-------------------------  -------------  -------------  ----------  -----------  -------------  --------------  -------------
NET ASSETS AT DECEMBER
   31, 2001                $   1,016,524  $   1,284,781  $    3,216  $     2,132  $       2,133  $   24,524,367  $     264,234
=========================  =============  =============  ==========  ===========  =============  ==============  =============

                                          FIDELITY
                           FIDELITY       VIP II
                           VIP            ASSET
                           OVERSEAS       MANAGER
                           SERVICE CLASS  SERVICE CLASS
                           SUBACCOUNT     SUBACCOUNT
-------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $          --  $        (119)
  - Net realized gain
     (loss) on
     investments                      --            439
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                   --         12,610
-------------------------  -------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                         --         12,930
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases             --        458,168
  - Participant
     withdrawals                      --         (1,338)
-------------------------  -------------  -------------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                       --        456,830
-------------------------  -------------  -------------
TOTAL INCREASE IN NET
   ASSETS                             --        469,760
-------------------------  -------------  -------------
NET ASSETS AT DECEMBER
   31, 1999                           --        469,760
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                          (93)        45,358
  - Net realized gain
     (loss) on
     investments                    (281)       (15,079)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments               (8,881)       (79,310)
-------------------------  -------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                     (9,255)       (49,031)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases        152,032        728,137
  - Participant
     withdrawals                  (8,560)       (25,656)
-------------------------  -------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  143,472        702,481
-------------------------  -------------  -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                 134,217        653,450
-------------------------  -------------  -------------
NET ASSETS AT DECEMBER
   31, 2000                      134,217      1,123,210
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                       15,284         39,930
  - Net realized gain
     (loss) on
     investments                 (26,132)       (80,081)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments              (37,454)        11,667
-------------------------  -------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    (48,302)       (28,484)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases         78,275      2,832,165
  - Participant
     withdrawals                  (4,631)      (249,094)
-------------------------  -------------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                   73,644      2,583,071
-------------------------  -------------  -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                  25,342      2,554,587
-------------------------  -------------  -------------
NET ASSETS AT DECEMBER
   31, 2001                $     159,559  $   3,677,797
=========================  =============  =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                                                                                   JANUS
                           FIDELITY       JANUS                       JANUS         JANUS          ASPEN SERIES    JANUS
                           VIP II         ASPEN SERIES  JANUS         ASPEN SERIES  ASPEN SERIES   AGGRESSIVE      ASPEN SERIES
                           CONTRAFUND     AGGRESSIVE    ASPEN SERIES  FLEXIBLE      WORLDWIDE      GROWTH          BALANCED
                           SERVICE CLASS  GROWTH        BALANCED      INCOME        GROWTH         SERVICE SHARES  SERVICE SHARES
                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $     (2,154)  $     (2,978) $    148,573  $         --  $      (7,663) $           --  $           --
  - Net realized gain
     (loss) on
     investments                 12,269          1,929        15,830            --          6,850              --              --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments             446,935      1,493,923       933,643            --      3,108,395              --              --
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   457,050      1,492,874     1,098,046            --      3,107,582              --              --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases     5,490,534      5,176,270    13,701,756            --     13,201,602              --              --
  - Participant
     withdrawals                (13,393)       (17,492)      (71,962)           --        (47,409)             --              --
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS               5,477,141      5,158,778    13,629,794            --     13,154,193              --              --
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
TOTAL INCREASE IN NET
   ASSETS                     5,934,191      6,651,652    14,727,840            --     16,261,775              --              --
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 1999                   5,934,191      6,651,652    14,727,840            --     16,261,775              --              --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                     718,091      1,038,571     1,650,916           111      2,219,005              --              --
  - Net realized gain
     (loss) on
     investments               (231,664)       320,785        90,811            --       (278,222)             --              --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments          (1,299,080)    (4,952,165)   (2,198,269)           23     (7,547,036)             --              --
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                  (812,653)    (3,592,809)     (456,542)          134     (5,606,253)             --              --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases     4,601,601      7,988,235     5,261,317         2,006     19,552,832              --              --
  - Participant
     withdrawals               (408,314)      (843,988)   (2,074,404)           --     (5,883,075)             --              --
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS               4,193,287      7,144,247     3,186,913         2,006     13,669,757              --              --
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS              3,380,634      3,551,438     2,730,371         2,140      8,063,504              --              --
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 2000                   9,314,825     10,203,090    17,458,211         2,140     24,325,279              --              --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                     273,695        (42,197)      615,000           508         10,453              (2)             15
  - Net realized gain
     (loss) on
     investments               (771,581)    (2,078,633)     (660,489)          231     (3,162,837)             --              --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments            (679,889)    (2,481,804)   (1,167,050)         (495)    (2,647,167)            114              26
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                (1,177,775)    (4,602,634)   (1,212,539)          244     (5,799,551)            112              41
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases       802,111      5,008,891    15,228,219        52,985      3,940,543           2,002           2,002
  - Participant
     withdrawals             (3,208,212)      (851,364)   (4,916,246)      (39,062)    (5,083,989)             --              --
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS              (2,406,101)     4,157,527    10,311,973        13,923     (1,143,446)          2,002           2,002
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS             (3,583,876)      (445,107)    9,099,434        14,167     (6,942,997)          2,114           2,043
-------------------------  ------------   ------------  ------------  ------------  -------------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 2001                $  5,730,949   $  9,757,983  $ 26,557,645  $     16,307  $  17,382,282  $        2,114  $        2,043
=========================  ============   ============  ============  ============  =============  ==============  ==============

                           JANUS           JANUS
                           ASPEN SERIES    ASPEN SERIES
                           FLEXIBLE        GLOBAL
                           INCOME          TECHNOLOGY
                           SERVICE SHARES  SERVICE SHARES
                           SUBACCOUNT      SUBACCOUNT
-------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $           --  $           --
  - Net realized gain
     (loss) on
     investments                       --              --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                    --              --
-------------------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                          --              --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases              --              --
  - Participant
     withdrawals                       --              --
-------------------------  --------------  --------------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                        --              --
-------------------------  --------------  --------------
TOTAL INCREASE IN NET
   ASSETS                              --              --
-------------------------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 1999                            --              --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                            --               5
  - Net realized gain
     (loss) on
     investments                       --            (180)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                    --            (377)
-------------------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                          --            (552)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases              --           5,167
  - Participant
     withdrawals                       --          (2,651)
-------------------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                        --           2,516
-------------------------  --------------  --------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                       --           1,964
-------------------------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 2000                            --           1,964
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                            47              --
  - Net realized gain
     (loss) on
     investments                       --            (596)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                   (60)             (8)
-------------------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                         (13)           (604)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases           2,002               5
  - Participant
     withdrawals                       --            (393)
-------------------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                     2,002            (388)
-------------------------  --------------  --------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                    1,989            (992)
-------------------------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 2001                $        1,989  $          972
=========================  ==============  ==============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                           JANUS
                           ASPEN SERIES                                                         LN
                           WORLDWIDE       LN                        LN            LN           GLOBAL
                           GROWTH          AGGRESSIVE  LN            CAPITAL       EQUITY-      ASSET       LN
                           SERVICE SHARES  GROWTH      BOND          APPRECIATION  INCOME       ALLOCATION  INTERNATIONAL
                           SUBACCOUNT      SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $           --  $       --  $     (6,199) $       (589) $    (2,500) $       --  $          --
  - Net realized gain
     (loss) on
     investments                       --          --          (503)       21,927        1,051          --             --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                    --          --      (104,238)      123,424      219,306          --             --
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                          --          --      (110,940)      144,762      217,857          --             --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases              --          --    10,392,080     1,459,847    5,228,048          --             --
  - Participant
     withdrawals                       --          --       (35,678)     (117,358)     (16,511)         --             --
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                        --          --    10,356,402     1,342,489    5,211,537          --             --
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
TOTAL INCREASE IN NET
   ASSETS                              --          --    10,245,462     1,487,251    5,429,394          --             --
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
NET ASSETS AT DECEMBER
   31, 1999                            --          --    10,245,462     1,487,251    5,429,394          --             --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                            --          --       759,169        84,049    1,568,153          --             --
  - Net realized gain
     (loss) on
     investments                       --          --        14,716      (149,748)    (242,933)         --             --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                    --          --       421,111      (714,874)    (747,020)         --             --
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                          --          --     1,194,996      (780,573)     578,200          --             --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases              --          --     3,000,491     2,706,373    1,911,795          --             --
  - Participant
     withdrawals                       --          --      (405,494)     (379,058)  (1,319,370)         --             --
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                        --          --     2,594,997     2,327,315      592,425          --             --
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                       --          --     3,789,993     1,546,742    1,170,625          --             --
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
NET ASSETS AT DECEMBER
   31, 2000                            --          --    14,035,455     3,033,993    6,600,019          --             --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                            --          (2)      917,743       257,980      359,203           6             17
  - Net realized gain
     (loss) on
     investments                       --          --       196,734      (514,852)    (598,748)         --             --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                   138         265       395,507      (698,650)    (401,012)         96             63
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                         138         263     1,509,984      (955,522)    (640,557)        102             80
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases           2,001       2,002     4,544,108     1,518,183    1,875,084       2,002          2,002
  - Participant
     withdrawals                       --          --      (832,784)     (251,312)  (3,301,624)         --             --
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                     2,001       2,002     3,711,324     1,266,871   (1,426,540)      2,002          2,002
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                    2,139       2,265     5,221,308       311,349   (2,067,097)      2,104          2,082
-------------------------  --------------  ----------  ------------  ------------  -----------  ----------  -------------
NET ASSETS AT DECEMBER
   31, 2001                $        2,139  $    2,265  $ 19,256,763  $  3,345,342  $ 4,532,922  $    2,104  $       2,082
=========================  ==============  ==========  ============  ============  ===========  ==========  =============


                           LN               LN
                           MONEY            SOCIAL
                           MARKET           AWARENESS
                           SUBACCOUNT       SUBACCOUNT
-------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $        45,389  $        7
  - Net realized gain
     (loss) on
     investments                        --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                     --         231
-------------------------  ---------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                       45,389         238
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases        9,319,802       2,004
  - Participant
     withdrawals                  (395,615)         --
-------------------------  ---------------  ----------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  8,924,187       2,004
-------------------------  ---------------  ----------
TOTAL INCREASE IN NET
   ASSETS                        8,969,576       2,242
-------------------------  ---------------  ----------
NET ASSETS AT DECEMBER
   31, 1999                      8,969,576       2,242
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                        624,113       9,718
  - Net realized gain
     (loss) on
     investments                        --        (698)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                     --     (38,223)
-------------------------  ---------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                      624,113     (29,203)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases       16,263,434     393,980
  - Participant
     withdrawals               (12,818,209)    (37,202)
-------------------------  ---------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  3,445,225     356,778
-------------------------  ---------------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                 4,069,338     327,575
-------------------------  ---------------  ----------
NET ASSETS AT DECEMBER
   31, 2000                     13,038,914     329,817
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                        523,121      98,448
  - Net realized gain
     (loss) on
     investments                        --     (14,510)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                     --    (119,085)
-------------------------  ---------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                      523,121     (35,147)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases       16,077,937     169,550
  - Participant
     withdrawals                (1,730,554)    (33,154)
-------------------------  ---------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                 14,347,383     136,396
-------------------------  ---------------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                14,870,504     101,249
-------------------------  ---------------  ----------
NET ASSETS AT DECEMBER
   31, 2001                $    27,909,418  $  431,066
=========================  ===============  ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                           MFS VIT        MFS VIT                 MFS VIT                 NB AMT
                           CAPITAL        EMERGING    MFS VIT     TOTAL       MFS VIT     MID-CAP      NB AMT      NB AMT
                           OPPORTUNITIES  GROWTH      RESEARCH    RETURN      UTILITIES   GROWTH       PARTNERS    REGENCY
                           SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $          (6) $       --  $      (60) $       (5) $      (13) $    (3,216) $       (5) $       --
  - Net realized gain
     (loss) on
     investments                      --          --          (2)         --          --       21,223          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                3,316          --       9,775          (3)      2,390    1,465,860          18          --
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                      3,310          --       9,713          (8)      2,377    1,483,867          13          --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases         93,370          --     133,274       2,004      33,492    4,628,766       2,004          --
  - Participant
     withdrawals                     (61)         --        (453)         --          --     (130,301)         --          --
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                   93,309          --     132,821       2,004      33,492    4,498,465       2,004          --
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
TOTAL INCREASE IN NET
   ASSETS                         96,619          --     142,534       1,996      35,869    5,982,332       2,017          --
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 1999                       96,619          --     142,534       1,996      35,869    5,982,332       2,017          --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                       63,544          --       6,005          55       3,757      (28,665)        328          --
  - Net realized gain
     (loss) on
     investments                 (14,168)         --       2,230         121      (4,227)     533,100          (5)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments             (298,491)         --     (52,512)      1,802      (1,162)  (1,145,744)        (78)         --
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   (249,115)         --     (44,277)      1,978      (1,632)    (641,309)        245          --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases      2,124,084          --     347,870     196,069      85,825    2,676,307          --          --
  - Participant
     withdrawals                (172,202)         --      (9,963)       (842)     (1,379)    (198,505)       (234)         --
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                1,951,882          --     337,907     195,227      84,446    2,477,802        (234)         --
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS               1,702,767          --     293,630     197,205      82,814    1,836,493          11          --
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2000                    1,799,386          --     436,164     199,201     118,683    7,818,825       2,028          --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                      154,228          (6)     59,206      34,414      57,322      (29,150)       (235)         (2)
  - Net realized gain
     (loss) on
     investments                (425,466)       (190)    (73,627)     (6,564)    (35,681)    (288,426)        (97)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments             (373,312)       (150)    (83,865)     (6,162)   (138,540)  (1,848,208)      8,666         196
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   (644,550)       (346)    (98,286)     21,688    (116,899)  (2,165,784)      8,334         194
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases        952,895       2,004     302,385   1,157,454     523,754    1,599,549     173,338       2,002
  - Participant
     withdrawals                (475,739)         --    (110,464)    (71,386)    (40,894)    (294,702)     (9,529)         --
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  477,156       2,004     191,921   1,086,068     482,860    1,304,847     163,809       2,002
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                (167,394)      1,658      93,635   1,107,756     365,961     (860,937)    172,143       2,196
-------------------------  -------------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2001                $   1,631,992  $    1,658  $  529,799  $1,306,957  $  484,644  $ 6,957,888  $  174,171  $    2,196
=========================  =============  ==========  ==========  ==========  ==========  ===========  ==========  ==========


                           OCC
                           ACCUMULATION
                           MANAGED
                           SUBACCOUNT
-------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $         (5)
  - Net realized gain
     (loss) on
     investments                     --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                 (13)
-------------------------  ------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                       (18)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases         2,005
  - Participant
     withdrawals                     --
-------------------------  ------------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                   2,005
-------------------------  ------------
TOTAL INCREASE IN NET
   ASSETS                         1,987
-------------------------  ------------
NET ASSETS AT DECEMBER
   31, 1999                       1,987
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                         165
  - Net realized gain
     (loss) on
     investments                     --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                  18
-------------------------  ------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                       183
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases            11
  - Participant
     withdrawals                     --
-------------------------  ------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                      11
-------------------------  ------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                    194
-------------------------  ------------
NET ASSETS AT DECEMBER
   31, 2000                       2,181
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                        (216)
  - Net realized gain
     (loss) on
     investments                 (2,914)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments              (3,793)
-------------------------  ------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    (6,923)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases       194,717
  - Participant
     withdrawals                (15,990)
-------------------------  ------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                 178,727
-------------------------  ------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                171,804
-------------------------  ------------
NET ASSETS AT DECEMBER
   31, 2001                $    173,985
=========================  ============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM MAY 14, 1999 (INCEPTION) TO DECEMBER 31, 1999 AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                           OPPENHEIMER  PUTNAM VT   PUTNAM VT   TEMPLETON   TEMPLETON                  TEMPLETON
                           MAIN STREET  GROWTH AND  HEALTH      ASSET       INTERNATIONAL  TEMPLETON   GROWTH
                           GROWTH AND   INCOME      SCIENCES    STRATEGY    SECURITIES     GROWTH      SECURITIES  FRANKLIN
                           INCOME       CLASS IB    CLASS IB    CLASS 2     CLASS 2        SECURITIES  CLASS 2     SMALL CAP
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $       (13) $       --  $      --   $      (30) $         (92) $       --  $       (5) $       --
  - Net realized gain
     (loss) on
     investments                    --          --         --          507          4,934          --          --          --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments              1,575          --         --        4,312         10,904          --         313          --
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    1,562          --         --        4,789         15,746          --         308          --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases       33,494          --         --      106,879        245,604          --       2,004          --
  - Participant
     withdrawals                    --          --         --      (29,831)      (109,191)         --          --          --
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                 33,494          --         --       77,048        136,413          --       2,004          --
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
TOTAL INCREASE IN NET
   ASSETS                       35,056          --         --       81,837        152,159          --       2,312          --
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 1999                     35,056          --         --       81,837        152,159          --       2,312          --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                     14,864          --         --       15,845         46,740          --         499          --
  - Net realized gain
     (loss) on
     investments                   298          --         --       (1,553)       (24,391)         --          (1)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments           (228,805)         --         --      (16,207)       (26,225)         --        (353)         --
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                 (213,643)         --         --       (1,915)        (3,876)         --         145          --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases    2,843,938          --         --       55,590        338,770          --         461          --
  - Participant
     withdrawals              (286,464)         --         --      (16,527)       (14,115)         --         (38)         --
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS              2,557,474          --         --       39,063        324,655          --         423          --
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS             2,343,831          --         --       37,148        320,779          --         568          --
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2000                  2,378,887          --         --      118,985        472,938          --       2,880          --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                     (4,758)         (2)        (2)       8,171        114,438          (2)      8,194          (2)
  - Net realized gain
     (loss) on
     investments               (60,743)         --         --      (17,555)       (58,328)         --      (9,547)         --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments           (254,290)         98        (17)       2,086       (121,297)        143      (1,029)        282
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                 (319,791)         96        (19)      (7,298)       (65,187)        141      (2,382)        280
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases    1,813,386       2,002      2,002       14,115        152,258       2,002      91,975       2,002
  - Participant
     withdrawals              (265,038)         --         --      (65,258)       (29,046)         --      (5,045)         --
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS              1,548,348       2,002      2,002      (51,143)       123,212       2,002      86,930       2,002
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS             1,228,557       2,098      1,983      (58,441)        58,025       2,143      84,548       2,282
-------------------------  -----------  ----------  ---------   ----------  -------------  ----------  ----------  ----------
NET ASSETS AT DECEMBER
   31, 2001                $ 3,607,444  $    2,098  $   1,983   $   60,544  $     530,963  $    2,143  $   87,428  $    2,282
=========================  ===========  ==========  =========   ==========  =============  ==========  ==========  ==========


                           FRANKLIN
                           SMALL CAP
                           CLASS 2
                           SUBACCOUNT
-------------------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                $        --
  - Net realized gain
     (loss) on
     investments                    --
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments                 --
-------------------------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                       --
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases           --
  - Participant
     withdrawals                    --
-------------------------  -----------
NET INCREASE IN NET
   ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                     --
-------------------------  -----------
TOTAL INCREASE IN NET
   ASSETS                           --
-------------------------  -----------
NET ASSETS AT DECEMBER
   31, 1999                         --
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                        (96)
  - Net realized gain
     (loss) on
     investments                  (135)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments            (22,868)
-------------------------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                  (23,099)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases      170,023
  - Participant
     withdrawals                  (591)
-------------------------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                169,432
-------------------------  -----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS               146,333
-------------------------  -----------
NET ASSETS AT DECEMBER
   31, 2000                    146,333
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                    (11,625)
  - Net realized gain
     (loss) on
     investments               (88,535)
  - Net change in
     unrealized
     appreciation or
     depreciation
     on investments            (94,049)
-------------------------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                 (194,209)
CHANGES FROM UNIT
   TRANSACTIONS:
  - Participant purchases    8,407,573
  - Participant
     withdrawals              (127,522)
-------------------------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS              8,280,051
-------------------------  -----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS             8,085,842
-------------------------  -----------
NET ASSETS AT DECEMBER
   31, 2001                $ 8,232,175
=========================  ===========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
NOTES TO FINANCIAL STATEMENTS
1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
   THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of Lincoln Life. The Variable Account consists of six products which are listed below:

      -  CVUL
      -  CVUL III
      -  CVUL III Elite
      -  CVUL-LC
      -  CVUL III-LC
      -  CVUL III-LC Elite

   The product shown as LCVUL on the December 31, 2000 financial statements is being shown as the CVUL and CVUL III products on the December 31, 2001 financial statements. The product shown as LCVUL-LC on the December 31, 2000 financial statements is being shown as the CVUL-LC and CVUL III-LC products on the December 31, 2001 financial statements.

   The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

   BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

   INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of seventy mutual funds (the Funds) of seventeen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

   American Century Variable Products Group, Inc. (American
     Century VP):
     American Century VP Income & Growth Fund
     American Century VP International Fund

   American Funds Insurance Series (AFIS):
     AFIS Bond Fund Class 2
     AFIS Global Growth Fund Class 2
     AFIS Global Small Capitalization Fund Class 2
     AFIS Growth Fund Class 2
     AFIS Growth-Income Fund Class 2
     AFIS High-Yield Bond Fund Class 2
     AFIS International Fund Class 2
     AFIS U.S. Government/AAA Rated Securities Fund Class 2

   AIM Variable Insurance Funds (AIM V.I.):
     AIM V.I. Growth Fund
     AIM V.I. International Equity Fund
     AIM V.I. Value Fund

   Alliance Variable Products Series Fund (AVPSF):
     AVPSF Growth and Income Portfolio
     AVPSF Premier Growth Portfolio
     AVPSF AllianceBernstein Small Cap Value Portfolio
     AVPSF Technology Portfolio

   Baron Capital Funds Trust:
     Baron Capital Asset Fund Insurance Shares

   Deutsche Asset Management VIT Funds Trust (Deutsche VIT):
     Deutsche VIT EAFE Equity Index Fund
     Deutsche VIT Equity 500 Index Fund
     Deutsche VIT Small Cap Index Fund

   Delaware Group Premium Fund (DGPF):
     DGPF High Yield Series
     DGPF Devon Series
     DGPF Growth and Income Series
     DGPF International Equity Series
     DGPF REIT Series
     DGPF Small Cap Value Series
     DGPF Trend Series
     DGPF U.S. Growth Series

   Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Equity Income Portfolio Service Class
     Fidelity VIP Growth Portfolio Service Class
     Fidelity VIP High Income Portfolio Service Class
     Fidelity VIP Overseas Portfolio Service Class

   Fidelity Variable Insurance Products Fund II (Fidelity VIP II):
     Fidelity VIP II Asset Manager Portfolio Service Class
     Fidelity VIP II Contrafund Portfolio Service Class

   Janus Aspen Series:
     Janus Aspen Series Aggressive Growth Portfolio
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Flexible Income Portfolio
     Janus Aspen Series Worldwide Growth Portfolio
     Janus Aspen Series Aggressive Growth Portfolio Service Shares Janus Aspen Series Balanced Portfolio Service Shares
     Janus Aspen Series Flexible Income Portfolio Service Shares Janus Aspen Series Global Technology Portfolio Service Shares Janus Aspen Series Worldwide Growth Portfolio Service Shares

   Lincoln National Funds (LN):
     LN Aggressive Growth Fund, Inc.
     LN Bond Fund, Inc.
     LN Capital Appreciation Fund, Inc.
     LN Equity-Income Fund, Inc.
     LN Global Asset Allocation Fund, Inc.
     LN International Fund, Inc.
     LN Money Market Fund, Inc.
     LN Social Awareness Fund, Inc.

   MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Capital Opportunities Series
     MFS VIT Emerging Growth Series
     MFS VIT Research Series
     MFS VIT Total Return Series
     MFS VIT Utilities Series

   Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio
     NB AMT Partners Portfolio
     NB AMT Regency Portfolio

   OCC Accumulation Trust:
     OCC Accumulation Trust Managed Portfolio

   Oppenheimer Funds:
     Oppenheimer Main Street Growth and Income Fund

   Putnam Variable Trust (Putnam VT):
     Putnam VT Growth and Income Fund Class IB
     Putnam VT Health Sciences Fund Class IB

   Franklin Templeton Variable Insurance Products Trust:
     Templeton Asset Strategy Fund Class 2
     Templeton International Securities Fund Class 2
     Templeton Growth Securities Fund
     Templeton Growth Securities Fund Class 2
     Franklin Small Cap Fund
     Franklin Small Cap Fund Class 2

   Investments in the Funds are stated at the closing net asset value per share on December 31, 2001, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)
   Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

   DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

   FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATE Amounts are paid to Lincoln Life for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows.

      - CVUL, CVUL III, and CVUL III Elite -- annual rate of .70% for policy years one through ten and .35% thereafter.
      - CVUL-LC, CVUL III-LC, and CVUL III-LC Elite -- annual rate of .40% for policy years one through ten, .20% for policy years eleven through twenty and .10% thereafter.

   Prior to the allocation of premiums to the Variable Account, Lincoln Life deducts a premium load for sales and administrative expenses associated with the startup and maintenance of the policy. The premium loads for the years ended December 31, 2001 and 2000 and for the period ended December 31, 1999 amounted to $4,922,369, $5,352,937 and $406,519, respectively. The premium loads are as follows:

      - CVUL, CVUL III, and CVUL III Elite -- 10.5% for policy year one, 7.5% for policy years two through five, 3.5% for policy years six through seven and 1.5% thereafter.
      - CVUL-LC, CVUL III-LC and CVUL III-LC Elite -- 7.5% for policy year one, 6.0% for policy year two, 3.5% for policy years three through five and 1.5% thereafter.

   Lincoln Life assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately for the value of each variable subaccount and/or fixed account funding options. The fixed account is part of the general account of Lincoln Life and is not included in these financial statements. The administrative fees and cost of insurance charges for the years December 31, 2001 and 2000 and for the period ended December 31, 1999 amounted to $6,199,783, $4,069,372 and $383,402, respectively.

   Under certain circumstances, Lincoln Life reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts. For the years ended December 31, 2001 and 2000 and for the period ended December 31, 1999, no transfer fees were deducted from the variable subaccounts.

3. CONDENSED FINANCIAL INFORMATION

   A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annnualized contract expenses of the separate account, consisting primarily of mortality and expense charges and do not include contract charges deducted directly from policy account values.

                           UNIT VALUE
                           BEGINNING   UNIT VALUE     UNITS                     TOTAL      INVESTMENT
SUBACCOUNT                 OF PERIOD   END OF PERIOD  OUTSTANDING  NET ASSETS   RETURN(3)  INCOME RATIO(4)
----------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP
   INCOME & GROWTH                                                                                    0.83%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                 $    10.14  $        9.22          100  $       922    -9.03%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)             9.59           8.75      481,054    4,209,967    -8.77%
AMERICAN CENTURY VP
   INTERNATIONAL                                                                                      0.09%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      12.62           8.88       19,856      176,248   -29.67%
  CVUL-LC, CVUL-LC III,
     CVUL-LC III Elite
     (.40% Fee Rate)            11.52           8.13      498,079    4,048,991   -29.46%
AFIS BOND CLASS 2                                                                                     0.09%
  CVUL and CVUL III (.70%
     Fee Rate)                  10.55          11.34          668        7,575     7.46%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            10.57          11.39       34,368      391,593     7.76%
AFIS GLOBAL GROWTH
   CLASS 2                                                                                            0.70%
  CVUL and CVUL III (.70%
     Fee Rate)                   8.66           7.37        1,514       11,168   -14.81%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)             8.67           7.41       15,003      111,185   -14.56%
AFIS GLOBAL SMALL
   CAPITALIZATION
   CLASS 2                                                                                              --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          11.76          100        1,176    17.60%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          11.77          100        1,179    17.67%
AFIS GROWTH CLASS 2                                                                                   0.48%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      12.54          10.19       11,316      115,343   -18.72%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            12.59          10.26       39,499      405,258   -18.48%
AFIS GROWTH-INCOME
   CLASS 2                                                                                            1.78%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      11.12          11.32       12,346      139,814     1.84%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            11.16          11.40       32,543      371,124     2.15%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                           UNIT VALUE
                           BEGINNING   UNIT VALUE     UNITS                     TOTAL      INVESTMENT
SUBACCOUNT                 OF PERIOD   END OF PERIOD  OUTSTANDING  NET ASSETS   RETURN(3)  INCOME RATIO(4)
----------------------------------------------------------------------------------------------------------
AFIS HIGH-YIELD BOND
   CLASS 2                                                                                           20.80%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                 $     9.96  $       10.66        1,896  $    20,211     6.98%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            10.01          10.74       11,412      122,550     7.30%
AFIS INTERNATIONAL
   CLASS 2                                                                                              --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.47          453        4,741     4.68%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.47          100        1,047     4.75%
AFIS U.S. GOVERNMENT/AAA
   RATED SECURITIES
   CLASS 2                                                                                            4.08%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      10.91          11.60          100        1,160     6.30%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            10.93          11.65      120,686    1,406,462     6.59%
AIM V.I. GROWTH                                                                                       0.25%
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.33          100        1,033     3.33%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.34          100        1,036     3.40%
AIM V.I. INTERNATIONAL
   EQUITY                                                                                             0.36%
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.07          100        1,007     0.68%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.08          100        1,009     0.75%
AIM V.I. VALUE                                                                                        0.15%
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.47          100        1,047     4.73%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.48          100        1,050     4.81%
AVPSF GROWTH AND INCOME                                                                                 --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.39          100        1,039     3.95%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.40          100        1,042     4.02%
AVPSF PREMIER GROWTH
   CLASS                                                                                                --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.72          100        1,073     7.15%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.72          100        1,072     7.22%
AVPSF ALLIANCEBERNSTEIN
   SMALL CAP VALUE                                                                                      --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          11.42          100        1,144    14.17%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          11.42          100        1,142    14.24%
AVPSF TECHNOLOGY                                                                                        --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          11.46          100        1,146    14.64%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          11.47          100        1,150    14.71%
BARON CAPITAL ASSET
   INSURANCE SHARES                                                                                     --
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      11.17          12.46       95,826    1,193,822    11.56%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            11.37          12.73      153,097    1,948,379    11.90%
DEUTSCHE VIT EAFE EQUITY
   INDEX                                                                                                --
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                       9.97           7.45          100          745   -25.22%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)             9.41           7.06       64,281      453,664   -24.99%
DEUTSCHE VIT EQUITY 500
   INDEX                                                                                              0.86%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      10.25           8.94       69,626      622,190   -12.80%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)             9.76           8.53    1,525,903   13,018,379   -12.56%
DEUTSCHE VIT SMALL CAP
   INDEX                                                                                              0.84%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      11.04          11.19          100        1,119     1.37%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            11.26          11.45       58,727      672,490     1.66%
DGPF HIGH YIELD                                                                                       4.87%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                       8.02           7.64          303        2,314    -4.70%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)             8.57           8.18        4,504       36,875    -4.49%
DGPF DEVON                                                                                            0.70%
  CVUL and CVUL III (.70%
     Fee Rate)                   8.03           7.24          100          724    -9.87%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)             8.76           7.92          100          809    -9.64%
DGPF GROWTH AND INCOME                                                                                  --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.61          100        1,061     6.09%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.62          100        1,064     6.16%
DGPF INTERNATIONAL EQUITY                                                                             2.01%
  CVUL and CVUL III (.70%
     Fee Rate)                  10.55           9.11          100          911   -13.66%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            10.94           9.48          356        3,391   -13.36%
DGPF REIT                                                                                             0.96%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      12.01          12.98          100        1,298     8.07%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            13.47          14.59       69,563    1,015,226     8.35%
DGPF SMALL CAP VALUE                                                                                  0.01%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      11.00          12.22          609        7,445    11.09%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            12.09          13.46       94,868    1,277,336    11.40%
DGPF TREND                                                                                              --
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate) (1)                  10.00           9.82          227        2,229    -1.76%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate) (1)        10.00           9.87          100          987    -1.32%
DGPF U.S. GROWTH                                                                                        --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.65          100        1,067     6.45%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.65          100        1,065     6.52%
FIDELITY VIP EQUITY
   INCOME SERVICE CLASS                                                                                 --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.65          100        1,065     6.49%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.66          100        1,068     6.56%
FIDELITY VIP GROWTH
   SERVICE CLASS                                                                                        --
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      11.20           9.15       31,998      292,684   -18.30%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            10.33           8.46    2,863,752   24,231,683   -18.05%
FIDELITY VIP HIGH INCOME
   SERVICE CLASS                                                                                      9.81%
  CVUL and CVUL III (.70%
     Fee Rate)                   8.29           7.26          707        5,129   -12.50%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)             8.31           7.29       35,519      259,105   -12.25%
FIDELITY VIP OVERSEAS
   SERVICE CLASS                                                                                      3.67%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                       9.25           7.23          100          723   -21.82%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)             9.27           7.27       21,860      158,836   -21.59%
FIDELITY VIP II ASSET
   MANAGER SERVICE CLASS                                                                              1.70%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      10.46           9.94        4,009       39,853    -4.92%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            10.09           9.62      378,161    3,637,944    -4.63%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                           UNIT VALUE
                           BEGINNING   UNIT VALUE     UNITS                     TOTAL      INVESTMENT
SUBACCOUNT                 OF PERIOD   END OF PERIOD  OUTSTANDING  NET ASSETS   RETURN(3)  INCOME RATIO(4)
----------------------------------------------------------------------------------------------------------
FIDELITY VIP II
   CONTRAFUND SERVICE
   CLASS                                                                                              0.78%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                 $    10.76  $        9.36       28,771  $   269,356   -12.97%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            10.51           9.17      595,363    5,461,593   -12.71%
JANUS ASPEN
   SERIES AGGRESSIVE
   GROWTH                                                                                               --
  CVUL and CVUL III (.70%
     Fee Rate)                  12.45           7.49      141,697    1,060,734   -39.87%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)             9.36           5.64    1,541,169    8,697,249   -39.69%
JANUS ASPEN
   SERIES BALANCED                                                                                    3.00%
  CVUL and CVUL III (.70%
     Fee Rate)                  11.43          10.83      105,249    1,139,374    -5.33%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            10.70          10.16    2,501,753   25,418,271    -5.06%
JANUS ASPEN
   SERIES FLEXIBLE INCOME                                                                             9.07%
  CVUL and CVUL III (.70%
     Fee Rate)                  10.66          11.41          577        6,578     7.04%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            10.68          11.46          849        9,729     7.34%
JANUS ASPEN
   SERIES WORLDWIDE
   GROWTH                                                                                             0.46%
  CVUL and CVUL III (.70%
     Fee Rate)                  12.71           9.79       71,608      701,153   -22.98%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            11.09           8.57    1,946,774   16,681,129   -22.74%
JANUS ASPEN
   SERIES AGGRESSIVE
   GROWTH SERVICE SHARES                                                                                --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.56          100        1,056     5.55%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.56          100        1,058     5.62%
JANUS ASPEN
   SERIES BALANCED
   SERVICE SHARES                                                                                     0.86%
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.20          100        1,020     2.04%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.21          100        1,023     2.10%
JANUS ASPEN
   SERIES FLEXIBLE INCOME
   SERVICE SHARES                                                                                     2.52%
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00           9.93          100          993    -0.69%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00           9.94          100          996    -0.62%
JANUS ASPEN
   SERIES GLOBAL
   TECHNOLOGY SERVICE
   SHARES                                                                                             0.62%
  CVUL and CVUL III (.70%
     Fee Rate)                   7.81           4.84          100          484   -37.93%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)             7.82           4.87          100          488   -37.79%
JANUS ASPEN
   SERIES WORLDWIDE
   GROWTH SERVICE SHARES                                                                              0.10%
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.68          100        1,068     6.83%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.69          100        1,071     6.90%
LN AGGRESSIVE GROWTH                                                                                    --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          11.31          100        1,131    13.09%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          11.32          100        1,134    13.16%
LN BOND                                                                                               5.45%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      11.06          11.99       43,578      522,448     8.39%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            10.96          11.92    1,572,096   18,734,315     8.72%
LN CAPITAL APPRECIATION                                                                                 --
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      11.23           8.26       88,209      728,860   -26.40%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)             9.70           7.16      365,478    2,616,482   -26.18%
LN EQUITY-INCOME                                                                                      1.14%
  CVUL and CVUL III (.70%
     Fee Rate)                  10.87          10.00       14,089      140,923    -7.99%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            11.52          10.63      413,059    4,391,999    -7.71%
LN GLOBAL ASSET
   ALLOCATION                                                                                         0.40%
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.51          100        1,051     5.07%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.51          100        1,053     5.15%
LN INTERNATIONAL                                                                                      0.96%
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.40          100        1,042     3.95%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.40          100        1,040     4.03%
LN MONEY MARKET                                                                                       3.80%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      10.77          11.13      123,640    1,375,735     3.29%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            10.65          11.03    2,405,183   26,533,683     3.60%
LN SOCIAL AWARENESS                                                                                   0.75%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      10.47           9.41       37,892      356,601   -10.15%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)             9.93           8.95        8,322       74,465    -9.89%
MFS VIT CAPITAL
   OPPORTUNITIES                                                                                      0.01%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      12.40           9.42       18,346      172,860   -24.02%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            11.66           8.88      164,235    1,459,132   -23.79%
MFS VIT EMERGING GROWTH                                                                                 --
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate) (1)                  10.00           8.20          100          820   -17.98%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate) (1)        10.00           8.35          100          838   -16.53%
MFS VIT RESEARCH                                                                                      0.02%
  CVUL and CVUL III (.70%
     Fee Rate)                  11.44           8.95        1,811       16,203   -21.83%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            10.92           8.57       59,953      513,596   -21.56%
MFS VIT TOTAL RETURN                                                                                  1.73%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      11.43          11.39        1,179       13,421    -0.42%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            11.57          11.55      111,999    1,293,536    -0.15%
MFS VIT UTILITIES                                                                                     3.78%
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      12.82           9.65          100          965   -24.72%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            12.17           9.18       52,657      483,679   -24.51%
NB AMT MID-CAP GROWTH                                                                                   --
  CVUL, CVUL III, CVUL
     III Elite (.70% Fee
     Rate)                      14.39          10.77       33,631      362,145   -25.17%
  CVUL-LC, CVUL III-LC,
     CVUL III-LC Elite
     (.40% Fee Rate)            12.56           9.43      699,091    6,595,743   -24.89%
NB AMT PARTNERS                                                                                       0.01%
  CVUL and CVUL III (.70%
     Fee Rate)                   9.73           9.38          100          938    -3.62%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            10.44          10.10       17,146      173,233    -3.28%
NB AMT REGENCY                                                                                          --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.97          100        1,099     9.66%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.97          100        1,097     9.73%
OCC ACCUMULATION MANAGED                                                                              0.09%
  CVUL and CVUL III (.70%
     Fee Rate)                  10.90          10.29          100        1,029    -5.56%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            10.76          10.19       16,975      172,956    -5.28%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                           UNIT VALUE
                           BEGINNING   UNIT VALUE     UNITS                     TOTAL      INVESTMENT
SUBACCOUNT                 OF PERIOD   END OF PERIOD  OUTSTANDING  NET ASSETS   RETURN(3)  INCOME RATIO(4)
----------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET
   GROWTH AND INCOME                                                                                  0.48%
  CVUL and CVUL III (.70%
     Fee Rate)             $    10.16  $        9.07      269,459  $ 2,442,782   -10.79%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)             9.76           8.74      133,321    1,164,662   -10.52%
PUTNAM VT GROWTH AND
   INCOME CLASS IB                                                                                      --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.48          100        1,048     4.79%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.49          100        1,050     4.85%
PUTNAM VT HEALTH SCIENCES
   CLASS IB                                                                                             --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00           9.90          100          990    -0.99%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00           9.91          100          993    -0.92%
TEMPLETON ASSET STRATEGY
   CLASS 2                                                                                            1.42%
  CVUL and CVUL III (.70%
     Fee Rate)                  11.09           9.91          100          991   -10.59%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            11.09           9.95        5,983       59,553   -10.31%
TEMPLETON INTERNATIONAL
   SECURITIES CLASS 2                                                                                 2.71%
  CVUL and CVUL III (.70%
     Fee Rate)                  10.94           9.13          100          913   -16.61%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            10.98           9.19       57,680      530,050   -16.33%
TEMPLETON GROWTH
   SECURITIES                                                                                           --
  CVUL III Elite (.70%
     Fee Rate) (2)              10.00          10.70          100        1,070     7.01%
  CVUL III-LC Elite (.40%
     Fee Rate) (2)              10.00          10.71          100        1,073     7.08%
TEMPLETON GROWTH
   SECURITIES CLASS 2                                                                                 2.07%
  CVUL and CVUL III (.70%
     Fee Rate)                  12.39          12.15          100        1,215    -1.95%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)            12.16          11.95        7,212       86,213    -1.71%
FRANKLIN SMALL CAP                                                                                      --
  LCVUL Elite (.70% Fee
     Rate) (2)                  10.00          11.40          100        1,142    13.95%
  LCVUL-LC Elite (.40%
     Fee Rate) (2)              10.00          11.40          100        1,140    14.02%
FRANKLIN SMALL CAP
   CLASS 2                                                                                            0.11%
  CVUL and CVUL III (.70%
     Fee Rate)                   9.60           8.08          625        5,054   -15.82%
  CVUL-LC and CVUL-LC III
     (.40% Fee Rate)             9.62           8.12    1,012,809    8,227,121   -15.59%

(1) Reflects less than a full year of activity. Funds were first received in this option on 5/1/2001.
(2) Reflects less than a full year of activity. Funds were first received in this option on 10/22/2001.
(3) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. The investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2001.

                                          AGGREGATE   AGGREGATE
                                          COST OF     PROCEEDS
                                          PURCHASES   FROM SALES
----------------------------------------------------------------
American Century VP Income & Growth Fund  $1,050,071  $1,804,133
----------------------------------------
American Century VP International Fund     1,842,073     988,336
----------------------------------------
AFIS Bond Class 2 Fund                       395,852       3,055
----------------------------------------
AFIS Global Growth Class 2 Fund               70,030      37,211
----------------------------------------
AFIS Global Small Capitalization Class 2
   Fund                                        2,000          --
----------------------------------------
AFIS Growth Class 2 Fund                     824,813     207,610
----------------------------------------
AFIS Growth-Income Class 2 Fund              463,697      54,263
----------------------------------------
AFIS High-Yield Bond Class 2 Fund            554,813     445,180
----------------------------------------
AFIS International Class 2 Fund                5,596          --
----------------------------------------
AFIS U.S. Government/AAA Rated
   Securities Class 2 Fund                 1,417,932      48,901
----------------------------------------
AIM V.I. Growth Fund                           3,019       1,013
----------------------------------------
AIM V.I. International Equity Fund             3,047         981
----------------------------------------
AIM V.I. Value Fund                            3,090       1,042
----------------------------------------
AVPSF Growth and Income Portfolio              3,036       1,029
----------------------------------------
AVPSF Premier Growth Portfolio                 3,072       1,075
----------------------------------------
AVPSF AllianceBernstein Small Cap Value
   Portfolio                                   3,069       1,072
----------------------------------------
AVPSF Technology Portfolio                     2,000          --
----------------------------------------
Baron Capital Asset Insurance Shares
   Fund                                    1,792,978   9,469,347
----------------------------------------
Deutsche VIT EAFE Equity Index Fund          536,506     117,385
----------------------------------------
Deutsche VIT Equity 500 Index Fund         4,822,095   3,534,779
----------------------------------------
Deutsche VIT Small Cap Index Fund            449,976     827,116
----------------------------------------
DGPF High Yield Series                        28,409     169,314
----------------------------------------
DGPF Devon Series                                 11         419
----------------------------------------
DGPF Growth and Income Series                  2,000          --
----------------------------------------
DGPF International Equity Series               2,491         112
----------------------------------------
DGPF REIT Series                           1,313,635     554,100
----------------------------------------
DGPF Small Cap Value Series                1,559,669     368,844
----------------------------------------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                          AGGREGATE   AGGREGATE
                                          COST OF     PROCEEDS
                                          PURCHASES   FROM SALES
----------------------------------------------------------------
DGPF Trend Series                         $    4,121  $      931
----------------------------------------
DGPF U.S. Growth Series                        2,000          --
----------------------------------------
Fidelity VIP Equity Income Service
   Class Portfolio                             2,000          --
----------------------------------------
Fidelity VIP Growth Service
   Class Portfolio                         9,539,948   8,220,949
----------------------------------------
Fidelity VIP High Income Service
   Class Portfolio                           342,263     187,737
----------------------------------------
Fidelity VIP Overseas Service
   Class Portfolio                           263,620     174,691
----------------------------------------
Fidelity VIP II Asset Manager Service
   Class Portfolio                         3,532,603     909,517
----------------------------------------
Fidelity VIP II Contrafund Service
   Class Portfolio                         2,723,963   3,608,626
----------------------------------------
Janus Aspen Series Aggressive Growth
   Portfolio                               8,872,445   4,763,934
----------------------------------------
Janus Aspen Series Balanced Portfolio     19,915,379   9,063,371
----------------------------------------
Janus Aspen Series Flexible Income
   Portfolio                                  52,739      38,830
----------------------------------------
Janus Aspen Series Worldwide Growth
   Portfolio                               9,191,263  10,074,845
----------------------------------------
Janus Aspen Series Aggressive Growth
   Service Shares Portfolio                    2,000          --
----------------------------------------
Janus Aspen Series Balanced Service
   Shares Portfolio                            2,017          --
----------------------------------------
Janus Aspen Series Flexible Income
   Service Shares Portfolio                    2,049          --
----------------------------------------
Janus Aspen Series Global Technology
   Service Shares Portfolio                      608         996
----------------------------------------
Janus Aspen Series Worldwide Growth
   Service Shares Portfolio                    2,001          --
----------------------------------------
LN Aggressive Growth Fund                      2,000          --
----------------------------------------
LN Bond Fund                              11,326,900   3,553,480
----------------------------------------
LN Capital Appreciation Fund               3,341,037   1,818,268
----------------------------------------
LN Equity-Income Fund                      5,070,782   4,034,529
----------------------------------------
LN Global Asset Allocation Fund                2,008          --
----------------------------------------
LN International Fund                          2,019          --
----------------------------------------
LN Money Market Fund                      17,432,272  10,410,230
----------------------------------------
LN Social Awareness Fund                     278,868      44,020
----------------------------------------
MFS VIT Capital Opportunities Series       2,508,717   1,542,590
----------------------------------------
MFS VIT Emerging Growth Series                 2,801         803
----------------------------------------
MFS VIT Research Series                      622,833     371,703
----------------------------------------
MFS VIT Total Return Series                1,465,587     345,069
----------------------------------------
MFS VIT Utilities Series                     704,174     163,980
----------------------------------------
NB AMT Mid-Cap Growth Portfolio            2,683,624   1,409,005
----------------------------------------
NB AMT Partners Portfolio                    168,931       5,351
----------------------------------------
NB AMT Regency Portfolio                       2,000          --
----------------------------------------
OCC Accumulation Managed Portfolio           322,462     147,082
----------------------------------------
Oppenheimer Main Street Growth and
   Income Fund                             1,966,700     423,585
----------------------------------------
Putnam VT Growth and Income Class IB
   Fund                                        2,000          --
----------------------------------------
Putnam VT Health Sciences Class IB Fund        2,000          --
----------------------------------------
Templeton Asset Strategy Class 2 Fund         80,430     123,404
----------------------------------------
Templeton International Securities
   Class 2 Fund                              618,954     381,302
----------------------------------------
Templeton Growth Securities Fund               2,000          --
----------------------------------------
Templeton Growth Securities Class 2 Fund     232,932     137,805
----------------------------------------
Franklin Small Cap Fund                        2,000          --
----------------------------------------
Franklin Small Cap Class 2 Fund            9,400,447   1,131,567
----------------------------------------

5. INVESTMENTS

   The following is a summary of investments owned at December 31, 2001.

                                             NET
                                SHARES       ASSET  VALUE OF    COST OF
                                OUTSTANDING  VALUE  SHARES      SHARES
--------------------------------------------------------------------------
American Century VP Income &
   Growth Fund                      651,862  $6.46  $4,211,029  $4,749,160
------------------------------
American Century VP
   International Fund               641,101   6.59   4,224,859   5,810,201
------------------------------
AFIS Bond Class 2 Fund               38,282  10.40     398,135     394,813
------------------------------
AFIS Global Growth Class 2
   Fund                               9,145  13.38     122,357     149,389
------------------------------
AFIS Global Small
   Capitalization Class 2 Fund          205  11.48       2,355       2,000
------------------------------
AFIS Growth Class 2 Fund             11,775  44.08     519,053     639,771
------------------------------
AFIS Growth-Income Class 2
   Fund                              16,180  31.58     510,958     526,497
------------------------------
AFIS High-Yield Bond Class 2
   Fund                              11,938  11.74     140,152     140,743
------------------------------
AFIS International Class 2
   Fund                                 484  11.97       5,788       5,596
------------------------------
AFIS U.S. Government/AAA Rated
   Securities Class 2 Fund          118,770  11.83   1,405,054   1,399,661
------------------------------
AIM V.I. Growth Fund                    126  16.37       2,069       2,015
------------------------------
AIM V.I. International Equity
   Fund                                 135  14.91       2,016       2,052
------------------------------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INVESTMENTS (CONTINUED)

                                             NET
                                SHARES       ASSET  VALUE OF    COST OF
                                OUTSTANDING  VALUE  SHARES      SHARES
--------------------------------------------------------------------------
AIM V.I. Value Fund                      90  $23.35 $    2,097  $    2,075
------------------------------
AVPSF Growth and Income
   Portfolio                             94  22.16       2,081       2,024
------------------------------
AVPSF Premier Growth Portfolio           85  25.16       2,145       2,048
------------------------------
AVPSF AllianceBernstein Small
   Cap Value Portfolio                  204  11.18       2,286       2,046
------------------------------
AVPSF Technology Portfolio              133  17.24       2,296       2,000
------------------------------
Baron Capital Asset Insurance
   Shares Fund                      162,815  19.30   3,142,334   2,848,024
------------------------------
Deutsche VIT EAFE Equity Index
   Fund                              54,163   8.39     454,424     492,661
------------------------------
Deutsche VIT Equity 500 Index
   Fund                           1,138,476  11.98  13,638,947  16,083,200
------------------------------
Deutsche VIT Small Cap Index
   Fund                              62,780  10.73     673,631     674,520
------------------------------
DGPF High Yield Series                7,493   5.23      39,190      45,059
------------------------------
DGPF Devon Series                       143  10.71       1,533       1,891
------------------------------
DGPF Growth and Income Series           131  16.21       2,125       2,000
------------------------------
DGPF International Equity
   Series                               310  13.90       4,302       4,456
------------------------------
DGPF REIT Series                     86,885  11.70   1,016,557     938,973
------------------------------
DGPF Small Cap Value Series          65,787  19.53   1,284,824   1,174,559
------------------------------
DGPF Trend Series                       127  25.23       3,216       3,115
------------------------------
DGPF U.S. Growth Series                 281   7.60       2,132       2,000
------------------------------
Fidelity VIP Equity Income
   Service Class Portfolio               94  22.67       2,133       2,000
------------------------------
Fidelity VIP Growth Service
   Class Portfolio                  756,911  33.48  25,341,386  34,646,202
------------------------------
Fidelity VIP High Income
   Service Class Portfolio           41,417   6.38     264,243     281,682
------------------------------
Fidelity VIP Overseas Service
   Class Portfolio                   11,538  13.83     159,564     205,899
------------------------------
Fidelity VIP II Asset Manager
   Service Class Portfolio          255,234  14.41   3,677,919   3,732,952
------------------------------
Fidelity VIP II Contrafund
   Service Class Portfolio          347,907  20.06   6,979,007   8,511,041
------------------------------
Janus Aspen Series Aggressive
   Growth Portfolio                 443,655  21.98   9,751,538  15,691,584
------------------------------
Janus Aspen Series Balanced
   Portfolio                      1,173,384  22.57  26,483,280  28,914,956
------------------------------
Janus Aspen Series Flexible
   Income Portfolio                   1,354  11.66      15,785      16,257
------------------------------
Janus Aspen Series Worldwide
   Growth Portfolio                 617,819  28.54  17,632,562  24,718,370
------------------------------
Janus Aspen Series Aggressive
   Growth Service Shares
   Portfolio                             97  21.73       2,114       2,000
------------------------------
Janus Aspen Series Balanced
   Service Shares Portfolio              88  23.31       2,043       2,017
------------------------------
Janus Aspen Series Flexible
   Income Service Shares
   Portfolio                            166  11.98       1,989       2,049
------------------------------
Janus Aspen Series Global
   Technology Service Shares
   Portfolio                            238   4.08         972       1,357
------------------------------
Janus Aspen Series Worldwide
   Growth Service Shares
   Portfolio                             75  28.38       2,139       2,001
------------------------------
LN Aggressive Growth Fund               242   9.37       2,265       2,000
------------------------------
LN Bond Fund                      1,809,644  12.38  22,401,586  21,689,206
------------------------------
LN Capital Appreciation Fund        192,613  17.36   3,343,380   4,633,480
------------------------------
LN Equity-Income Fund               432,670  15.34   6,636,732   7,565,458
------------------------------
LN Global Asset Allocation
   Fund                                 167  12.58       2,104       2,008
------------------------------
LN International Fund                   187  11.16       2,082       2,019
------------------------------
LN Money Market Fund              2,006,141  10.00  20,061,414  20,061,414
------------------------------
LN Social Awareness Fund             16,707  25.80     431,089     588,166
------------------------------
MFS VIT Capital Opportunities
   Series                           145,044  13.56   1,966,799   2,635,286
------------------------------
MFS VIT Emerging Growth Series           92  17.98       1,658       1,808
------------------------------
MFS VIT Research Series              36,998  14.32     529,817     656,419
------------------------------
MFS VIT Total Return Series          70,231  18.61   1,307,000   1,311,363
------------------------------
MFS VIT Utilities Series             30,386  15.95     484,660     621,972
------------------------------
NB AMT Mid-Cap Growth
   Portfolio                        410,690  16.94   6,957,083   8,485,175
------------------------------
NB AMT Partners Portfolio            11,535  15.10     174,177     165,571
------------------------------
NB AMT Regency Portfolio                220   9.97       2,196       2,000
------------------------------
OCC Accumulation Managed
   Portfolio                          4,255  40.15     170,854     174,642
------------------------------
Oppenheimer Main Street Growth
   and Income Fund                  189,947  18.99   3,607,102   4,088,622
------------------------------
Putnam VT Growth and Income
   Class IB Fund                         90  23.44       2,098       2,000
------------------------------
Putnam VT Health Sciences
   Class IB Fund                        169  11.70       1,983       2,000
------------------------------
Templeton Asset Strategy
   Class 2 Fund                       3,929  15.41      60,546      70,355
------------------------------
Templeton International
   Securities Class 2 Fund           45,228  11.74     530,980     667,598
------------------------------
Templeton Growth Securities
   Fund                                 193  11.09       2,143       2,000
------------------------------
Templeton Growth Securities
   Class 2 Fund                       7,941  11.01      87,431      88,500
------------------------------
Franklin Small Cap Fund                 127  17.97       2,282       2,000
------------------------------
Franklin Small Cap Class 2
   Fund                             461,212  17.85   8,232,634   8,349,551
------------------------------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. NEW INVESTMENT FUNDS AND FUND NAME CHANGES

   During 2000, the American Variable Insurance Series (AVIS) family of funds changed its name to American Funds Insurance Series (AFIS), the BT Insurance Fund Trust family of funds changed its name to Deutsche Asset Management VIT Funds Trust, the Delaware Group Premium Fund, Inc. family of funds changed its name to Delaware Group Premium Fund (DGPF) and the Templeton Variable Products Series fund family changed its name to Franklin Templeton Variable Insurance Products Trust. Also during 2000, the Delaware Premium Delchester Series changed its name to the DGPF High Yield Series, the Templeton International Class 2 Fund changed its name to the Templeton International Securities Class 2 Fund, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Class 2 Fund, the Templeton Stock Fund changed its name to the Templeton Growth Securities Class 2 Fund and the MFS Value Equity Series changed its name to the MFS Capital Opportunities Series.

   Also, during 2000, the AFIS U.S. Government/AAA Rated Securities Class 2 Fund, the AFIS Bond Class 2 Fund, the AFIS Global Growth Class 2 Fund, the Fidelity VIP High Income Service Class Portfolio, the Fidelity VIP Overseas Service Class Portfolio, the Janus Aspen Series Flexible Income Portfolio, the Janus Aspen Series Global Technology Service Class Portfolio and the FTVIPT Small Cap Class 2 Fund became available as investment options for Variable Account contract owners of selected policy forms. Accordingly, the 2000 statements of operations and changes in net assets for these subaccounts are for the period from May 26, 2000 (commencement of operations) to December 31, 2000.

   During 2001, the DGPF Trend Series and the MFS VIT Emerging Growth
   Series became available as investment options for Variable Account contract owners of selected policy forms. Accordingly, the 2001 statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from May 1, 2001 (commencement of operations) to December 31, 2001. Also, during 2001, the AFIS Global Small Capitalization Class 2 Fund, the AFIS International Class 2 Fund, the AIM V.I. Growth Fund, the AIM V.I. International Equity Fund, the AIM V.I. Value Fund, the AVPSF Growth and Income Portfolio, the AVPSF Premier Growth Portfolio, the AVPSF AllianceBernstein Small Cap Value Portfolio, the AVPSF Technology Portfolio, the DGPF Growth and Income Series, the DGPF U.S. Growth Series, the Fidelity Equity Income Service
   Class Portfolio, the Janus Aspen Series Aggressive Growth Service
   Class Portfolio, the Janus Aspen Series Balanced Service Shares Portfolio, the Janus Aspen Series Flexible Income Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio, the LN Aggressive Growth Fund, the LN Global Asset Allocation Fund, the LN International Fund, the NB AMT Regency Portfolio, the Putnam VT Growth and Income Class IB Fund, the Putnam VT Health Sciences Class IB Fund, the Templeton Growth Securities Fund and the Franklin Small Cap Fund became available as investment options for Variable Account contract owners of selected policy forms. Accordingly, the 2001 statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from October 22, 2001 (commencement of operations) to December 31, 2001.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln Life Flexible Premium Variable Life
Account S

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account") (comprised of the following subaccounts: American Century Variable Products Group, Inc. ("American Century VP") Income & Growth, American Century VP International, American Funds Insurance Series ("AFIS") Bond Class 2, AFIS Global Growth Class 2, AFIS Global Small Capitalization Class 2, AFIS Growth Class 2, AFIS Growth-Income Class 2, AFIS High-Yield Bond Class 2, AFIS International Class 2, AFIS U.S. Government/AAA Rated Securities Class 2, AIM Variable Insurance Funds ("AIM V.I.") Growth, AIM V.I. International Equity, AIM V.I. Value, Alliance Variable Products Series Fund ("AVPSF") Growth and Income, AVPSF Premier Growth, AVPSF AllianceBernstein Small Cap Value, AVPSF Technology, Baron Capital Funds Trust Capital Asset Insurance Shares, Deutsche Asset Management VIT Funds Trust ("Deutsche VIT") EAFE Equity Index, Deutsche VIT Equity 500 Index, Deutsche VIT Small Cap Index, Delaware Group Premium Fund ("DGPF") High Yield, DGPF Devon, DGPF Growth and Income, DGPF International Equity, DGPF REIT, DGPF Small Cap Value, DGPF Trend, DGPF U.S. Growth, Fidelity Variable Insurance Products ("Fidelity VIP") Equity Income Service Class, Fidelity VIP Growth Service Class, Fidelity VIP High Income Service Class, Fidelity VIP Overseas Service Class, Fidelity VIP II Asset Manager Service Class, Fidelity VIP II Contrafund Service Class, Janus Aspen Series Aggressive Growth, Janus Aspen Series Balanced, Janus Aspen Series Flexible Income, Janus Aspen Series Worldwide Growth, Janus Aspen Series Aggressive Growth Service Shares, Janus Aspen Series Balanced Service Shares, Janus Aspen Series Flexible Income Service Shares, Janus Aspen
Series Global Technology Service Shares, Janus Aspen
Series Worldwide Growth Service Shares, Lincoln National ("LN") Aggressive Growth, LN Bond, LN Capital Appreciation, LN Equity-Income, LN Global Asset Allocation, LN International, LN Money Market, LN Social Awareness, MFS Variable Insurance Trust ("MFS VIT") Capital Opportunities, MFS VIT Emerging Growth, MFS VIT Research, MFS VIT Total Return, MFS VIT Utilities, Neuberger Berman Advisers Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, NB AMT Regency, OCC Accumulation Trust Managed, Oppenheimer Funds Main Street Growth and Income, Putnam Variable Trust ("Putnam VT") Growth and Income Class IB, Putnam VT Health Sciences Class IB, Franklin Templeton Variable Insurance Products Trust ("Templeton") Asset Strategy Class 2, Templeton International Securities Class 2, Templeton Growth Securities, Templeton Growth Securities Class 2, Franklin Small Cap and Franklin Small Cap Class 2) as of
December 31, 2001 and the related statements of operations and changes in net assets for the respective two years or periods in the period then ended and for the period from May 14, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account S at December 31, 2001 and the results of their operations and the changes in their net assets for the respective two years or periods in the period then ended and for the period from May 14, 1999 (inception) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2002

The Lincoln National Life Insurance Company

Balance Sheets -- Statutory Basis

                                                         December 31
                                                       2001      2000
                                                     --------- ---------
                                                        (in millions)
                                                     -------------------
        Admitted assets
        Cash and investments:
         Bonds                                       $23,421.0 $21,852.5

        -----------------------------------------
         Preferred stocks                                223.6     261.7

        -----------------------------------------
         Unaffiliated common stocks                      107.6     161.7

        -----------------------------------------
         Affiliated common stocks                        623.5     743.0

        -----------------------------------------
         Mortgage loans on real estate                 4,098.7   4,102.0

        -----------------------------------------
         Real estate:

        -----------------------------------------
           Properties occupied by the company              6.2      10.5

        -----------------------------------------
           Properties held for sale                      243.6     261.2

        -----------------------------------------
         Policy loans                                  1,708.7   1,723.5

        -----------------------------------------
         Short-term investments                          798.1   1,427.9

        -----------------------------------------
         Other investments                               466.6     485.0

        -----------------------------------------
         Cash and cash equivalents                     1,899.4      20.5

                                                     --------- ---------
        -----------------------------------------
        Total cash and investments
        -----------------------------------------     33,597.0  31,049.5
        Premiums and fees in course of collection
        -----------------------------------------          3.1     111.5
        Accrued investment income
        -----------------------------------------        457.2     444.2
        Reinsurance recoverable
        -----------------------------------------        550.4     450.7
        Funds withheld by ceding companies
        -----------------------------------------        154.1      74.4
        Company owned policies and contracts
        -----------------------------------------        361.4     335.0
        Net deferred federal income taxes
        -----------------------------------------        180.2        --
        Goodwill
        -----------------------------------------         33.1      38.4
        Other admitted assets
        -----------------------------------------        130.9     106.2
        Separate account assets                       38,636.5  43,904.6
        -----------------------------------------    --------- ---------
        Total admitted assets                        $74,103.9 $76,514.5
        -----------------------------------------    ========= =========

                                                                  December 31
                                                               2001       2000
                                                             ---------  ---------
                                                                 (in millions)
                                                             --------------------
Liabilities and capital and surplus
Liabilities:
 Policy and contract liabilities:
------------------------------------------------------------
   Future policy benefits and claims                         $28,071.8  $27,828.0
------------------------------------------------------------
   Dividends payable                                              65.1       77.7
------------------------------------------------------------
   Other policyholder liabilities                                 56.0      220.5
------------------------------------------------------------ ---------  ---------
 Total policy and contract liabilities                        28,192.9   28,126.2
------------------------------------------------------------
 Amounts withheld or retained by Company as agent or trustee     869.5      639.8
------------------------------------------------------------
 Funds held under reinsurance treaties                         1,693.1      849.6
------------------------------------------------------------
 Asset valuation reserve                                         454.5      534.1
------------------------------------------------------------
 Interest maintenance reserve                                      7.7       20.9
------------------------------------------------------------
 Income taxes payable to parent                                  537.4       20.1
------------------------------------------------------------
 Other liabilities                                               965.8      516.7
------------------------------------------------------------
 Short-term loan payable to parent company                       200.0      199.5
------------------------------------------------------------
 Net transfers due from separate accounts                       (967.0)    (976.1)
------------------------------------------------------------
 Separate account liabilities                                 38,634.0   43,904.6
------------------------------------------------------------ ---------  ---------
Total liabilities                                             70,587.9   73,835.4
------------------------------------------------------------

Capital and surplus:
 Common stock, $2.50 par value:

    Authorized, issued and outstanding shares--10 million
    (owned by Lincoln National Corporation)                     25.0      25.0
 --------------------------------------------------------
  Surplus notes due to Lincoln National Corporation          1,250.0   1,250.0
 --------------------------------------------------------
  Paid-in surplus                                            1,520.4   2,006.1
 --------------------------------------------------------
  Unassigned surplus (deficit)                                 720.6    (602.0)
 --------------------------------------------------------  --------- ---------
 Total capital and surplus                                   3,516.0   2,679.1
 --------------------------------------------------------  --------- ---------
 Total liabilities and capital and surplus                 $74,103.9 $76,514.5
 --------------------------------------------------------  ========= =========


See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Operations -- Statutory Basis

                                                                                     Year ended December 31
                                                                                   2001       2000      1999
                                                                                 ---------  --------- ---------
                                                                                          (in millions)
                                                                                 ------------------------------
Premiums and other revenues:
Life and annuity premiums                                                        $ 7,681.0  $ 7,985.7 $ 8,001.4
--------------------------------------------------------------
Accident and health premiums                                                        (286.1)     115.7    (258.2)
--------------------------------------------------------------
Net investment income                                                              2,128.4    2,125.5   2,203.2
--------------------------------------------------------------
Amortization of interest maintenance reserve                                          21.2       21.6      29.1
--------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded                              966.1      568.4     472.3
--------------------------------------------------------------
Reserve adjustment on reinsurance ceded                                               32.0      407.5    (469.6)
--------------------------------------------------------------
Expense charges on deposit funds                                                      56.7      118.2     146.5
--------------------------------------------------------------
Separate account investment management and administration service fees               574.3      624.8     473.9
--------------------------------------------------------------
Other income                                                                         175.2      166.2      88.8
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Total revenues                                                                    11,348.8   12,133.6  10,687.4
--------------------------------------------------------------
Benefits and expenses:
Benefits and settlement expenses                                                   8,686.7    8,950.3   8,504.8
--------------------------------------------------------------                     1,691.1    2,466.2   1,618.4
Underwriting, acquisition, insurance and other expenses                          ---------  --------- ---------
--------------------------------------------------------------
Total benefits paid or provided                                                   10,377.8   11,416.5  10,123.2
--------------------------------------------------------------
Gain from operations before dividends to policyholders, income taxes and net
realized gain (loss) on investments                                                  971.0      717.1     564.2
--------------------------------------------------------------
Dividends to policyholders                                                            75.2       80.2      80.3
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Gain from operations before federal income taxes and net realized gain (loss) on
investments                                                                          895.8      636.9     483.9
--------------------------------------------------------------
Federal income taxes                                                                 456.5       94.9      85.4
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Gain from operations before net realized gain (loss) on investments                  439.3      542.0     398.5
--------------------------------------------------------------
Net realized gain (loss) on investments, net of income tax expense and excluding
net transfers to the interest maintenance reserve                                   (260.3)      27.9     114.4

                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Net income                                                                       $   179.0  $   569.9 $   512.9
-------------------------------------------------------------------------------- =========  ========= =========


See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Changes in Capital and Surplus -- Statutory Basis

                                                                                 Unassigned    Total
                                                       Common Surplus  Paid-in    Surplus   Capital and
                                                       Stock   Notes   Surplus   (Deficit)    Surplus
                                                       ------ -------- --------  ---------- -----------
                                                                        (in millions)
                                                       -----------------------------------------------
Balances at January 1, 1999                            $25.0  $1,250.0 $1,930.1   $ (640.6)  $2,564.5
------------------------------------------------------
Net income                                                --        --       --      512.9      512.9
------------------------------------------------------
Increase in difference in cost and admitted investment
amounts                                                   --        --       --     (101.9)    (101.9)
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --      (22.9)     (22.9)
------------------------------------------------------
Decrease in liability for reinsurance in unauthorized
companies                                                 --        --       --       26.0       26.0
------------------------------------------------------
Gain on reinsurance transaction                           --        --       --       71.8       71.8
------------------------------------------------------
Increase in asset valuation reserve                       --        --       --       (6.4)      (6.4)
------------------------------------------------------
Paid-in surplus                                           --        --     12.5         --       12.5
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --       --     (530.0)    (530.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 1999                           25.0   1,250.0  1,942.6     (691.1)   2,526.5
------------------------------------------------------

Net income                                                --        --       --      569.9      569.9
------------------------------------------------------
Decrease in difference in cost and admitted investment
amounts                                                   --        --       --       17.2       17.2
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --      (21.9)     (21.9)
------------------------------------------------------
Decrease in liability for reinsurance in unauthorized
companies                                                 --        --       --        0.6        0.6
------------------------------------------------------
Amortization of gain on reinsurance transaction           --        --       --       (7.9)      (7.9)
------------------------------------------------------
Change in policy reserve valuation basis                  --        --       --       (5.6)      (5.6)
------------------------------------------------------
Increase in asset valuation reserve                       --        --       --      (43.2)     (43.2)
------------------------------------------------------
Paid-in surplus                                           --        --     63.5         --       63.5
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --       --     (420.0)    (420.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 2000                           25.0   1,250.0  2,006.1     (602.0)   2,679.1
------------------------------------------------------

Net income                                                --        --       --      179.0      179.0
------------------------------------------------------
Cumulative effect of adoption of codification             --        --       --        8.7        8.7
------------------------------------------------------
Decrease in difference in cost and admitted investment
amounts                                                   --        --       --       77.7       77.7
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --     (162.8)    (162.8)
------------------------------------------------------
Increase in liability for reinsurance in unauthorized
companies                                                 --        --       --      (59.4)     (59.4)
------------------------------------------------------
Gain on reinsurance transaction                           --        --       --    1,027.0    1,027.0
------------------------------------------------------
Change in net deferred income taxes                       --        --       --      169.8      169.8
------------------------------------------------------
Curtailment gain on employee benefit plans                --        --       --       12.4       12.4
------------------------------------------------------
Decrease in asset valuation reserve                       --        --       --       70.2       70.2
------------------------------------------------------
Paid-in surplus                                           --        --      9.3         --        9.3
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --   (495.0)        --     (495.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 2001                          $25.0  $1,250.0 $1,520.4   $  720.6   $3,516.0
------------------------------------------------------ =====  ======== ========   ========   ========

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Cash Flow -- Statutory Basis

                                                                             Year ended December 31
                                                                           2001       2000       1999
                                                                        ----------  ---------  ---------
                                                                                  (in millions)
                                                                        --------------------------------
Operating activities
Premiums, policy proceeds and other considerations received
----------------------------------------------------------------------- $  7,579.5  $ 8,082.8  $ 7,671.1
Allowances and reserve adjustments received (paid) on reinsurance ceded
-----------------------------------------------------------------------      802.8      610.1      (19.9)
Investment income received
-----------------------------------------------------------------------    1,990.1    2,109.8    2,168.6
Separate account investment management and administration service fees received
-----------------------------------------------------------------------      574.2      624.8      470.6
Benefits paid
-----------------------------------------------------------------------   (8,723.5)  (9,843.9)  (8,699.4)
Underwriting, acquisition, insurance and other expenses paid
-----------------------------------------------------------------------   (1,926.6)  (1,796.4)  (1,734.5)
Proceeds related to reinsurance agreements
-----------------------------------------------------------------------    1,472.8         --       71.8
Federal income taxes paid
-----------------------------------------------------------------------      (66.6)     (16.3)     (81.2)
Dividends to policyholders
-----------------------------------------------------------------------      (87.7)     (82.6)     (82.8)
Other income received and expenses paid, net                               1,194.0      (48.9)     252.1
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash provided by (used in) operating activities
-----------------------------------------------------------------------    2,809.0     (360.6)      16.4

Investing activities
Sale, maturity or repayment of investments
-----------------------------------------------------------------------    9,473.3    5,845.5    6,557.7
Proceeds from sale of subsidiaries
-----------------------------------------------------------------------      330.8         --         --
Purchase of investments
-----------------------------------------------------------------------  (10,841.1)  (4,719.6)  (5,940.8)
Other sources (uses) including reinsured policy loans                         13.3     (344.6)    (497.0)
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash (used in) provided by investing activities
-----------------------------------------------------------------------   (1,023.7)     781.3      119.9

Financing activities
Surplus paid-in
-----------------------------------------------------------------------        9.3       63.5       12.5
Proceeds from borrowings from shareholder
-----------------------------------------------------------------------      200.0      180.0      205.0
Repayment of borrowings from shareholder
-----------------------------------------------------------------------     (180.0)    (205.0)    (140.0)
Deposits on deposit type contract funds
-----------------------------------------------------------------------       (5.5)        --         --
Withdrawals on deposit type contract funds
-----------------------------------------------------------------------      (65.0)        --         --
Dividends paid to shareholder                                               (495.0)    (420.0)    (530.0)
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash provided by (used in) financing activities                         (536.2)    (381.5)    (452.5)
----------------------------------------------------------------------- ----------  ---------  ---------
Net increase (decrease) in cash and short-term investments
-----------------------------------------------------------------------    1,249.1       39.2     (316.2)
Cash and short-term investments at beginning of year                       1,448.4    1,409.2    1,725.4
----------------------------------------------------------------------- ----------  ---------  ---------
Cash and short-term investments at end of year                          $  2,697.5  $ 1,448.4  $ 1,409.2
----------------------------------------------------------------------- ==========  =========  =========


See accompanying notes.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2001

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies


Organization and Operations
The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries and eight non-insurance subsidiaries, including three limited liability companies.

The Company's principal businesses consist of underwriting annuities and life insurance contracts through multiple distribution channels. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

 Investments
 Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners' ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

 Effective January 1, 2001 if it is determined that a decline in the fair value of a bond is other than temporary, the cost basis of the bond is written down to fair value. The provision for such declines is charged to realized loss. Impairment is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of a debt security in effect at the date of aquisition.

 All mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than securitized assets that are of high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to its fair value. If high credit quality securities are adjusted, the retrospective method is used.

 Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required for fair value hedges.

 Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income, as would be required under GAAP.

 Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income taxes and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in net income, on a pre-tax basis, in the period that the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method.

 The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula, and is reported as a liability, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

The Lincoln National Life Insurance Company

 Subsidiaries
 The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP.

 Policy Acquisition Costs
 The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

 Nonadmitted Assets
 Certain assets designated as "nonadmitted," principally past-due agents' balances, furniture and equipment, certain receivables, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual ("NAIC APPM"), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

 Universal Life and Annuity Policies
 Revenues for universal life policies and annuity policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies and annuity policies are reported as benefits and settlement expenses in the accompanying statements of income. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

 Benefit Reserves
 Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

 Reinsurance
 Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exists.

 A liability for reinsurance balances has been provided for unsecured policy reserves and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are cred ited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

 Commission allowances on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Under statutory accounting, the initial gain from a reinsurance transaction is recognized as a separate a component of surplus (net of tax) and is recorded in income over time at the rate that earnings on the reinsured business are expected to emerge. Under GAAP, the gain is recognized as deferred revenue (a liability), net of DAC adjustments and is amortized into earnings over time at the rate that earnings on the reinsured business are expected to emerge.

 Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

 Employee Benefits
 For purposes of calculating the Company's pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

 Deferred Income Taxes
 Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Effective January 1, 2001, deferred federal income taxes are provided; however, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes

The Lincoln National Life Insurance Company are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

 Policyholder Dividends
 Policyholder dividends are recognized when declared rather than over the term of the related policies.

 Surplus Notes Due to LNC
 Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

 Statements of Cash Flows
 Cash, cash equivalents, and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

 A reconciliation of the Company's capital and surplus and net income (loss), as determined in accordance with statutory accounting practices, to amounts determined in accordance with GAAP is as follows:

                                                                       Capital and Surplus      Net Income (Loss)
                                                                      -----------------------------------------------
                                                                           December 31        Year ended December 31
                                                                        2001       2000      2001     2000     1999
                                                                      ---------  ---------  --------------------------
                                                                          (in millions)           (in millions)
                                                                      ---------  ---------  --------------------------
Amounts reported on a statutory-basis................................ $ 3,516.0  $ 2,679.1  $ 179.0  $ 569.9  $ 512.9
GAAP adjustments:
  Deferred policy acquisition costs, present value of future profits
   and goodwill......................................................   3,657.5    3,812.6    305.1    287.9    135.0
  Policy and contract reserves.......................................  (1,946.0)  (2,129.9)  (221.9)  (142.3)   (97.3)
  Policyholders' share of earnings and surplus on participating
   business..........................................................     (96.2)    (131.1)    (3.3)     (.3)    (1.8)
  Statutory deferred gain in surplus.................................  (1,042.4)     (63.9)      --       --       --
  Deferred income taxes..............................................    (257.8)     185.2    310.8   (108.3)  (117.4)
  Interest maintenance reserve.......................................       7.7       20.9    (12.9)   (51.4)   (87.2)
  Asset valuation reserve............................................     454.5      534.1       --       --       --
  Nonadmitted assets.................................................     731.1      196.1       --       --       --
  Unrealized gain (loss) on investments..............................     362.0       38.7       --       --       --
  Net realized loss on investments...................................      (2.8)    (156.5)    48.8     18.9    (32.4)
  Investments in subsidiary companies................................     567.8      523.3     77.8     61.8     39.1
  Surplus notes and related interest.................................  (1,250.0)  (1,250.0)      --       --      1.5
  Other, net.........................................................     197.5      (59.8)  (187.3)    12.7    129.8
                                                                      ---------  ---------  -------  -------  -------
Net increase (decrease)..............................................   1,382.9    1,519.7    317.1     79.0    (30.7)
                                                                      ---------  ---------  -------  -------  -------
Amounts reported on a GAAP basis..................................... $ 4,898.9  $ 4,198.8  $ 496.1  $ 648.9  $ 482.2
                                                                      =========  =========  =======  =======  =======

Other significant accounting practices are as follows:

Investments
Bonds not backed by other loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds (e.g., CMO's) are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities (i.e., the retrospective method). The Company has elected to use actual cost data as of January 1, 1994 as the cost of applying the retrospective adjustment method to securities purchased prior to that date.

Redeemable preferred stocks, which have the characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other preferred stocks are recorded at market value.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains (losses) were reported in unassigned surplus without any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term, highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

The Lincoln National Life Insurance Company

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments that qualify for hedge accounting, and meet the criteria of an effective hedge, on a basis consistent with that of the item hedged, with the related net unrealized capital gain or loss reported in unassigned surplus, when applicable, along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains and losses were reported in unassigned surplus without any adjustment for federal income taxes. The Company accounts for derivatives securities that do not meet the criteria to qualify for hedge accounting at fair value, and the related changes in fair value are recognized in current operations. The fair values of the Company's derivative securities are based on industry standard pricing models that are commercially available.

Upon termination, gains and losses on those derivative instruments that qualify for hedge accounting are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

The Company's insurance subsidiaries are reported at their underlying statutory equity. The Company's noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity of the subsidiaries, adjusted to a statutory basis. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses. Prior to January 1, 2001, the Company reported its noninsurance subsidiaries based on the underlying GAAP equity of the subsidiaries.

The Company has minor ownership interests in joint ventures and carries these investments based on its interest in the underlying GAAP equity of the investee.

Mortgage loans on real estate are reported at aggregate unpaid balances, less allowances for impairment. A mortgage loan is considered to be impaired, when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. The impairment is considered to be other than temporary when management determines foreclosure is probable. Then the mortgage loan is written down to fair value and a realized loss is recognized.

Policy loans are reported at unpaid balances.

Real estate occupied by the Company is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Prior to January 1, 2001, real estate, other than that occupied by the Company was reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks, which result from impairment or premium and discount amortization are credited or charged to income. Other changes in the admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly to unassigned surplus.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

Goodwill
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years. Goodwill is evaluated periodically for impairment, and if determined to be impaired, is written down to fair value, with the amount of the write down recorded as a realized loss.

Premiums
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

Benefits

Life, annuity and accident and health benefit reserves are computed in accordance with actuarial standards. The reserves are based on actuarial assumptions that produce reserves at

The Lincoln National Life Insurance Company least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions. The reserves are at least as great as the minimum aggregate amounts required by the Insurance Department.

The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

As of December 31, 2001, the Company has $71.4 million in reserves on $11.2 billion of insurance inforce on the life line of business, for which the gross premiums are less than the net premiums according to the standard of valuation required by the Insurance Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular reserves less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest on funds not involving life contingencies has been determined by formula or from the basic data for such items.

Net of reinsurance, liabilities related to guaranteed investment contracts are equal to fund balances. Other deposit-type liabilities, such as supplemental contracts without life contingencies, annuities certain and dividend accumulations, are calculated by discounting the liabilities at prescribed interest rates.

Reinsurance Ceded and Assumed
Reinsurance premiums, benefits paid and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

The Company enters into reinsurance agreements with other companies in the normal course of business. Prior to the acquisition of LNC's reinsurance operations by Swiss Re on December 7, 2001, LNC's insurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operations. Assets and liabilities on the balance sheets, and premiums and benefits on the statements of operations, which result from reinsurance contracts, are netted in accordance with accounting practices prescribed by the Indiana Department of Insurance, including the Swiss Re indemnity reinsurance transactions.

Pension Benefits
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

Income Taxes
The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Stock Options
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

Assets Held in Separate Accounts and Liabilities Related to Separate Accounts Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are reported as separate account investment management and administration service fees. Mortality charges on variable universal life contracts are reported as expense charges on deposit funds in the accompanying statements of operations. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in separate account investment management and administration service fees.

Reclassifications
Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income of the prior years.
--------------------------------------------------------------------------------
2. Accounting Change and Permitted Statutory Accounting Practice

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Indiana. Effective January 1, 2001, the State of Indiana required that insurance companies domiciled in Indiana prepare their statutory-basis financial statements in accordance with the NAIC APPM.

Accounting changes adopted to conform to the provisions of the NAIC APPM are reported as changes in accounting princi-

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Accounting Change and Permitted Statutory Accounting Practice (continued)

ples. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus by $8.7 million as of January 1, 2001. Included in this total adjustment are the following items:

                                                           Increase
                                                          (Decrease)
                                                            Surplus
                                                         -------------
                                                         (in millions)
                                                         -------------
          Deferred tax asset............................     $110.8...
          Employee benefit plans........................       18.2...
          AVR beginning value adjustment for other asset
           changes......................................        9.4...
          Cost of collection............................        2.0...
          Home office real estate.......................      (3.8)...
          Mortgage loans impairment.....................      (5.2)...
          Derivatives...................................      (9.6)...
          Company owned furniture, equipment and
           plane........................................     (11.7)...
          Bonds and stocks..............................     (41.0)...
          Tax deficiency reserve........................     (60.4)...
                                                            ------
          Total.........................................    $  8.7
                                                            ======

In 2001, the Company received written approval from the Insurance Department to pay dividends from paid-in surplus, instead of from unassigned surplus, if there is no earned surplus, or an insufficient amount of earned surplus, to pay the requested dividend, subject to the Indiana Insurance Commission's approval. The Insurance Department also granted the Company permission to retroactively reclassify dividends paid from earned surplus in 2001 to paid-in surplus. Dividends paid in 2001 from paid-in surplus, after the retroactive adjustment, totaled $495.0 million.

The Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Indiana for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the Indiana Insurance Law. The NAIC APPM has been adopted as a component of prescribed or permitted practices by the state of Indiana, however; Indiana has required the use of particular mortality tables to compute reserves for certain types of life insurance policies, which result in higher reserves than would be required under NAIC APPM. The use of the mortality tables required by Indiana, rather than reserve calculation pursuant to NAIC APPM, resulted in a decrease to gain from operations before federal income taxes and net realized loss on investments for the year ended December 31, 2001 of $68.9 million, and a decrease to capital and surplus as of December 31, 2001 of $162.7 million.
--------------------------------------------------------------------------------
3. Investments

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds at December 31, 2001, and 2000 are summarized as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized   Fair
                                 Cost      Gains      Losses     Value
                               --------- ---------- ---------- ---------
                                             (in millions)
                               -----------------------------------------
        At December 31, 2001:
          Corporate........... $19,283.8   $665.0     $488.5   $19,460.3
          U.S. government.....     325.8     55.9        4.7       377.0
          Foreign government..     765.6     43.7        3.8       805.5
          Mortgage-backed.....   3,016.0    114.8       22.7     3,108.1
          State and municipal.      29.8       .3         .6        29.5
                               ---------   ------     ------   ---------
                               $23,421.0   $879.7     $520.3   $23,780.4
                               =========   ======     ======   =========
        At December 31, 2000:
          Corporate........... $17,205.5   $430.8     $542.0   $17,094.3
          U.S. government.....     324.2     64.2        2.5       385.9
          Foreign government..     812.6     35.9       27.9       820.6
          Mortgage-backed.....   3,499.0     89.9       34.2     3,554.7
          State and municipal.      11.2       --         .1        11.1
                               ---------   ------     ------   ---------
                               $21,852.5   $620.8     $606.7   $21,866.6
                               =========   ======     ======   =========

The cost or amortized cost of bonds at December 31, 2001 and 2000 has been reduced by adjustments of $248.7 million and $58.3 million, respectively, to decrease cost or amortized cost as a result of write-downs of these investments due to impairment and/or the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

The Lincoln National Life Insurance Company

A summary of the cost or amortized cost and the fair value of investments in bonds at December 31, 2001, by contractual maturity, is as follows:

                                              Cost or
                                             Amortized   Fair
                                               Cost      Value
                                             --------- ---------
                                                (in millions)
                                             --------- ---------
               Maturity:
                 In 2002.................... $   711.6 $   723.7
                 In 2003-2006...............   4,918.6   5,035.2
                 In 2007-2011...............   7,682.8   7,662.6
                 After 2011.................   7,092.1   7,250.8
                 Mortgage-backed securities.   3,015.9   3,108.1
                                             --------- ---------
               Total........................ $23,421.0 $23,780.4
                                             ========= =========

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds during 2001, 2000 and 1999 were $5.6 billion, $2.9 billion and $5.4 billion, respectively. Gross gains during 2001, 2000 and 1999 of $146.3 million, $56.0 million and $95.4 million, respectively, and gross losses of $171.4 million, $116.5 million and $195.5 million, respectively, were realized on those sales.

At December 31, 2001 and 2000, investments in bonds, with an admitted asset value of $21.4 million and $99.9 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. At December 31, 2001, the Company held foreign-currency dominated securities with a U.S. dollar equivalent par value of $80.1 million.

At December 31, 2001, the Company held unrated or less-than-investment grade corporate bonds of $1.7 billion, with an aggregate fair value of $1.6 billion. Those holdings amounted to 7.34% of the Company's investments in bonds and less than 4.89% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost of preferred stock and unaffiliated common stock, gross unrealized gains and losses and the fair value of such investments at December 31, 2001, and 2000 are as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized Fair
                                 Cost      Gains      Losses   Value
                               --------- ---------- ---------- -----
                                           (in millions)
                               --------- ---------- ---------- -----
           At December 31,
            2001:
             Preferred stocks.  $223.6     $ 5.5      $  .6    228.5
                               =====================================
             Unaffiliated
              common stocks...   107.4      15.2       15.1    107.5
                               =====================================
           At December 31,
            2000:
             Preferred stocks.   261.7       2.9       25.1    239.5
                               =====================================
             Unaffiliated
              common stocks...   145.7      30.7       14.7    161.7
                               =====================================

The cost or amortized cost of preferred stocks at December 31, 2001 and 2000 has been reduced by adjustments of $14.9 million and $7.6 million, respectively, to decrease amortized cost as a result of write-downs of these investments due to impairment and/or the SVO designating certain investments as low or lower quality.

During 2001, the minimum and maximum lending rates for mortgage loans were 6.3% and 10.0%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 79.5%. At December 31, 2000, the Company held mortgages aggregating $5.0 million with interest overdue beyond 180 days (excluding accrued interest). No interest was past due 180 days or more on mortgages at December 31, 2001. At December 31, 2001 and 2000 impaired loans with a related allowance ($2.5 million and $5.2 million, respectively) for credit losses are $21.7 million and $24.1 million, respectively. The average recorded investment in impaired loans is $23.3 million and $30.l million at December 31, 2001 and 2000, respectively. The Company recognized interest income of $2.8 million during the period the loans were impaired for each of the years ended December 31, 2001 and 2000. At December 31, 2001 and 2000, there was no nonadmitted interest due on these mortgage loans. Mortgage loans balances do not include any taxes, assessments or amounts advanced as of December 31, 2001 or 2000. There are no impaired mortgage loans without an allowance for credit losses at December 31, 2001 or 2000.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

The total recorded investment in restructured mortgage loans, at December 31, 2001 and 2000 is $5.2 million and $4.1 million, respectively. The realized capital losses related to these loans were $.7 million and $.5 million at December 31, 2001 and 2000, respectively. The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The Lincoln National Life Insurance Company

Components of the Company's investments in real estate are summarized as follows:

                                                    December 31
                                                   2001    2000
                                                  --------------
                                                   (in millions)
                                                  --------------
              Properties occupied by the Company:
                Land............................. $  1.8  $  2.5
                Buildings........................    4.9    10.5
                Less accumulated depreciation....    (.5)   (2.5)
                                                  ------  ------
                                                     6.2    10.5
              Properties held for sale:
                Land.............................   41.3    45.8
                Buildings........................  219.3   238.3
                Other............................   19.9    16.3
                Less accumulated depreciation....  (36.9)  (39.2)
                                                  ------  ------
                                                   243.6   261.2
                                                  ------  ------
              Total real estate.................. $249.8  $271.7
                                                  ======  ======

The major categories of net investment income are as follows:

                                              Year ended December 31
                                              2001     2000     1999
                                            --------------------------
                                                  (in millions)
                                            --------------------------
         Income:
           Bonds........................... $1,724.3 $1,744.3 $1,840.6
           Preferred stocks................     22.0     21.3     20.3
           Unaffiliated common stocks......      2.4      4.9      6.3
           Affiliated common stocks........     79.8     10.2      7.8
           Mortgage loans on real estate...    326.5    328.1    321.0
           Real estate.....................     42.3     41.4     57.8
           Policy loans....................    111.0    109.8    101.7
           Other investments...............     70.5     58.7     50.6
           Cash and short-term investments.     58.2     77.9     95.9
                                            -------- -------- --------
         Total investment income...........  2,437.0  2,396.6  2,502.0
         Expenses:
           Depreciation....................     10.5     12.8     14.4
           Other...........................    298.1    258.3    284.4
                                            -------- -------- --------
         Total investment expenses.........    308.6    271.1    298.8
                                            -------- -------- --------
         Net investment income............. $2,128.4 $2,125.5 $2,203.2
                                            ======== ======== ========

Nonadmitted accrued investment income at December 31, 2001 amounted to $9.9 million and consists principally of investment income on bonds that is over 90 days past due. No accrued investment income was nonadmitted at December 31, 2000.

Net realized capital gains (losses) on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                                                      2001     2000    1999
                                                                                                     -----------------------
                                                                                                          (in millions)
                                                                                                     -----------------------
Net realized capital gains (losses) on investments.................................................. $(235.1) $(60.3) $ 20.8
Less amount transferred to IMR (net of related taxes (credits) of $4.3, ($16.0) and ($31.4) in 2001,
 2000 and 1999, respectively).......................................................................     7.9   (29.7)  (58.3)
                                                                                                     -------  ------  ------
                                                                                                      (243.0)  (30.6)   79.1
Less federal income taxes (credits) on realized gains (losses)......................................    17.3   (58.5)  (35.3)
                                                                                                     -------  ------  ------
Net realized capital gains (losses) net of income tax expense and excluding net transfers to the IMR $(260.3) $ 27.9  $114.4
                                                                                                     =======  ======  ======

The Lincoln National Life Insurance Company

4. Subsidiaries


At December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("LNY"). At December 31, 2000, the Company also owned 100% of the outstanding common stock of two other insurance subsidiaries, Lincoln National Health &
Casualty Insurance Company and Lincoln National Reassurance Company, which were sold during 2001. A realized loss of $12.5 million was realized on these sales. The Company owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Lincoln Financial Distributors, Inc. ("LFD"), which was formerly known as Sagemark Consulting, Inc., Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").

Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                                 December 31, 2001 December 31, 2000
                                 -----------------------------------
                                  First             First
                                  Penn      LNY     Penn      LNY
                                 -----------------------------------
           Cash and invested
            assets.............. $1,487.4 $1,945.7 $1,376.9 $1,947.0
           Other assets.........     81.1     42.4     41.6     41.7
           Separate account
            asset...............       --    356.4       --    329.8
                                 -------- -------- -------- --------
           Total admitted
            assets.............. $1,568.5 $2,344.5 $1,418.5 $2,318.5
                                 ======== ======== ======== ========
           Insurance reserves... $1,415.1 $1,760.7 $1,305.3 $1,772.1
           Other liabilities....     76.4     36.8     41.8     48.0
           Separate account
            liabilities.........       --    356.4       --    329.8
           Capital and surplus..     77.0    190.6     71.4    168.6
                                 -------- -------- -------- --------
           Total liabilities and
            capital and
            surplus............. $1,568.5 $2,344.5 $1,418.5 $2,318.5
                                 ======== ======== ======== ========

                                               Year ended
                                   December 31, 2001 December 31, 2000
                                   ----------------------------------
                                    First             First
                                    Penn       LNY    Penn       LNY
                                   ------    ------- --------  -------
             Revenues............. $349.7    $395.0  $327.6    $389.8
             Benefits and expenses  343.2     363.4   322.2     341.8
             Net realized losses..   (8.2)    (12.2)     --      (2.2)
                                   ------    ------   ------   ------
             Net income (loss).... $ (1.7)   $ 19.4  $  5.4    $ 45.8
                                   ======    ======   ======   ======

LNIA was purchased in 1998 for $.6 million and has an admitted asset value of $2.0 million at December 31, 2001. LFD is a broker dealer that was acquired in connection with a reinsurance transaction completed in 1998 and has an admitted asset value of $7.0 million at December 31, 2001. Wakefield was formed in 1999 to engage in the ownership and management of investments and has an admitted asset value of $280.6 million at December 31, 2001. Wakefield's assets as of December 31, 2001 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12.7 million and has an admitted asset value of $26.3 million at December 31, 2001. LLAD was formed in 2000 to distribute the Company's products to its customers and has an admitted asset value of $40.0 million at December 31, 2001.

The carrying value of all affiliated common stocks, was $623.5 and $743.0 million at December 31, 2001 and 2000, respectively. The cost basis of investments in subsidiaries as of December 31, 2001 and 2000 was $750.2 million and $1.1 billion, respectively. Included in the change in differences in cost and admitted investment amounts in the Statement of Changes in Capital and Surplus is a net decrease in the unrealized loss on investments in subsidiaries for the year ended December 31, 2001 of $61.7 million, related to the change in carrying values of the Company's investments in its subsidiaries and affiliates.

During 2001, 2000 and 1999, the subsidiaries paid dividends to the Company of $74.6 million, $11 million and $5.2 million, respectively.

The Company has no investments in subsidiaries, controlled entities, affiliated entities, joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company did not recognize any impairment write-downs for its investments in subsidiaries during the statement period.

The Lincoln National Life Insurance Company

5. Federal Income Taxes


Income before federal income taxes differs from taxable income in 2001 principally due to tax expense on the deferred gain from the sale of the reinsurance operations (see Note 9), offset by tax-exempt investment income and dividends-received tax deductions. In 2000 and 1999, income before federal income taxes differs from taxable income principally due to tax exempt investment income and dividends-received tax deductions.

Capital gains (losses) of $63.7 million, ($174.0 million) and ($151.7 million), were recognized in 2001, 2000 and 1999, respectively. The losses were carried back to recover taxes paid in prior years.

The Company paid (received) $9.6 million, ($42.6 million) and $45.3 million to
(from) LNC in 2001, 2000 and 1999, respectively, for federal income taxes.

The components of the net deferred tax asset are as follows:

                                             December 31, January 1,
                                                 2001        2001
                                             ----------------------
                                                  (in millions)
                                             ----------------------
            Gross deferred tax assets.......   $ 797.5     $ 721.8
            Gross deferred tax liabilities..    (156.1)     (250.2)
            Deferred tax assets non-admitted    (461.2)     (360.8)
                                               -------     -------
            Net deferred tax asset..........   $ 180.2     $ 110.8
                                               =======     =======

The components of income tax expense are as follows:

                                                2001     2000    1999
                                               -----------------------
                                                    (in millions)
                                               -----------------------
         Current federal income tax:
           Federal income tax expense on
            operations........................  $456.5  $ 94.9  $ 85.4
           Federal income tax expense
            (credit) on realized gains
            (losses)..........................    17.3   (58.5)  (35.3)
                                               -------  ------  ------
         Total current federal income tax in
          net income..........................   473.8    36.4    50.1
         Change in deferred tax:
           Change in deferred tax assets......   (75.7)     --      --
           Change in deferred tax liabilities.   (94.1)     --      --
           Change in non-admitted deferred
            tax asset.........................   100.4      --      --
                                               -------  ------  ------
         Net change in net deferred tax asset.   (69.4)     --      --
                                               -------  ------  ------
         Total federal income tax............. $ 404.4  $ 36.4  $ 50.1
                                               =======  ======  ======

The Company's income tax expense differs from the amount obtained by applying the federal statutory rate of 35% to Net Gain from Operations After Dividends to Policyholders for the following reasons:

                                                2001    2000    1999
                                               ----------------------
                                                    (in millions)
                                               ----------------------
          Expected federal income tax
           expense............................ $313.5  $222.9  $169.4
          Gain from sale of reinsurance
           agreements.........................  310.0    (2.8)   25.1
          Tax preferred investment income.....  (99.5)  (71.9)  (60.9)
          Income tax credits..................  (39.0)  (17.5)  (16.7)
          Amortization of capitalized software  (14.5)  (13.6)  (11.8)
          (Payment) accrual of contingency
           items..............................  (14.3)   15.7    21.8
          Other amounts.......................    0.3   (37.9)  (41.5)
                                               ------  ------  ------
          Tax expense on net income before
           realized capital gains (losses)....  456.5    94.9    85.4
          Tax on realized capital gains.......   17.3   (58.5)  (35.3)
                                               ------  ------  ------
          Total income tax expense............ $473.8  $ 36.4  $ 50.1
                                               ======  ======  ======

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65.5 million. No deferred tax liabilities are recognized related to the Policyholders' Surplus Account.
--------------------------------------------------------------------------------
6. Reserves and Reinsurance
The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $183.1 and $123.5 million at December 31, 2001 and 2000, respectively.

The balance sheet caption, "Total policy and contract liabilities," has been reduced for insurance ceded in the amounts of $6.6 billion and $5.2 billion as of December 31, 2001 and 2000, respectively.

Reinsurance transactions, excluding assumption reinsurance, included in the income statement captions, "Life and annuity premiums" and "Accident and health premiums" are as follows:

                                         Year ended December 31
                                         2001      2000     1999
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $2,630.9  $3,952.9 $2,606.5
              Insurance ceded.........  3,200.8   2,766.6  1,675.1
                                       --------  -------- --------
              Net reinsurance premiums $ (569.9) $1,186.3 $  931.4
                                       ========  ======== ========

The Lincoln National Life Insurance Company

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $3.3 billion, $1.9 billion and $2.6 billion for 2001, 2000 and 1999, respectively.

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                          December 31, 2001
                                       ----------------------
                                                       Net of
                                       Gross   Loading Loading
                                       ------  ------- -------
                                            (in millions)
                                       ----------------------
                 Ordinary new business $  5.4   $(7.0) $ (1.6)
                 Ordinary renewal.....  (73.5)   (2.5)  (76.0)
                 Group life...........    6.9     1.0     7.9
                                       ------   -----  ------
                                       $(61.2)  $(8.5) $(69.7)
                                       ======   =====  ======

                                          December 31, 2000
                                       ------------------------
                                                        Net of
                                       Gross  Loading  Loading
                                       ------ -------- --------
                                            (in millions)
                                       ------------------------
                 Ordinary new business $ 13.0 $    8.1 $    4.9
                 Ordinary renewal.....   57.9     15.7     42.2
                 Group life...........    9.7       .2      9.5
                                       ------ -------- --------
                                       $ 80.6 $   24.0 $   56.6
                                       ====== ======== ========

At December 31, 2001, the Company's annuity reserves and deposit fund liabilities, including separate accounts, which are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      Amount   Percent
                                                     --------- -------
                                                       (in millions)
                                                     ----------------
         Subject to discretionary withdrawal with
          adjustment:
           With market value adjustment.............  $2,367.0     4%
           At book value, less surrender charge.....   2,457.5     5%
           At market value..........................  36,344.6    64%
                                                     ---------   ---
         Total......................................  41,169.1    73%
         Subject to discretionary withdrawal
          without adjustment at book value
          with minimal or no charge or
          adjustment................................  12,594.2    22%
         Not subject to discretionary withdrawal....   2,906.3     5%
                                                     ---------   ---
         Total annuity reserves and deposit fund....  56,669.6   100%
                                                     =========   ===
         Less reinsurance ceded.....................   1,225.3
                                                     ---------
         Net annuity reserves and deposit fund
           liabilities, including separate accounts. $55,444.3
                                                     =========

At December 31, 2001, the Company had variable annuity policies and variable universal life policies with guaranteed minimum death benefits as follows:

                                          Amount of
                               Subjected Reserve Held Reinsurance
                                Account    (Net of      Reserve
                                 Value   Reinsurance)   Credit
                               --------- ------------ -----------
                                         (in millions)
                               ----------------------------------
              Variable annuity $37,843.8    $46.7        $9.2
              Variable life...     114.7     23.8          --
                               ---------    -----        ----
              Total........... $37,958.5    $70.5        $9.2
                               =========    =====        ====

--------------------------------------------------------------------------------
7. Capital and Surplus

In 1998, the Company issued two surplus notes to LNC in return for cash of $1.25 billion. The first note, for $500.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before March 31, 2028, with interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2.3 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before December 31, 2028, with interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2.4 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The Lincoln National Life Insurance Company

A summary of the terms of these surplus notes follows (in millions):

                                   Principal
                                  Outstanding  Current  Inception   Accrued
                                       at        Year    to Date  Interest at
                     Principal    December 31, Interest Interest  December 31,
 Date Issued       Amount of Note     2001       Paid     Paid        2001
 -----------       -------------- ------------ -------- --------- ------------
 January 5, 1998..    $  500.0      $  500.0    $41.0    $130.7          --
 December 18, 1998       750.0         750.0     56.5     137.2          --
                      --------      --------    -----    ------     -------
 Total............    $1,250.0      $1,250.0    $97.5    $267.9          --
                      ========      ========    =====    ======     =======

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company exceeds the RBC requirements.

The payment of dividends by the Company to LNC is limited and cannot be made except from earned profits of the Company and, in certain circumstances, without prior approval of the Indiana Insurance Commissioner. Ordinary dividends to LNC are restricted to the greater of 2001 statutory basis net income or 10% of statutory basis capital and surplus at December 31, 2001. In 2002, the Company can pay dividends of $300.6 million without the prior approval of the Indiana Insurance Commissioner, based on unassigned surplus available as stated in the December 31, 2001 Annual Statement filed with the Insurance Department (see Note 14).

Total assets have been decreased by $813.6 million for non-admitted assets as required by statutory guidance.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of
New York imposes upon accredited reinsurers.
--------------------------------------------------------------------------------
8. Employee Benefit Plans

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis Statements of Operations or Balance Sheets for any of the periods shown.

LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNC recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. LNC hedges this volatility by purchasing call options on LNC stock. Call options hedging the vested SARs are also marked-to-market through net income. The compensation expense and hedge income (expense) do not affect the statutory-basis financial statements of the Company.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Employee Benefit Plans (continued)


As of December 31, 2001, there were 4,277,588 and 1,277,275 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 2,718,859 and 806,307, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $13.86 to $56.75. During 2001, 2000 and 1999, 3,175,782, 935,986 and 1,044,078 options became exercisable, respectively, 946,843, 190,100 and 318,421 options were exercised, respectively, and 227,141, 383,364 and 82,024 options forfeited, respectively.

As of December 31, 2001, there were 8,475 and 1,111,467 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR pro gram. Of the SARs granted, 102,297 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2001 and 2000, 177,485 and 8,500 SARs became exercisable, respectively, 15,200 and 5,100 SARs were forfeited, respectively and in 2001, 63,388 SARs were exercised. No SARs were exercised in 2000.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1.4 million in 1999.
--------------------------------------------------------------------------------
9. Restrictions, Commitments and Contingencies

Marketing and Compliance Matters
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

Group Pension Annuities
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

Leases
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods. Rental expense on these leases was $28.4 million in 2001. The company receives rental income from affiliates for their use of a portion of the home office properties, which partially offsets rental expense. Such rental income amounted to $3.2 million in 2001. Total rental expense on other operating leases in 2001 was $12.0 million. Total rental expense on all operating leases in 2000 and 1999 was $45.6 million and $44.5 million, respectively. At December 31, 2001, future minimum rental commitments are as follows (in millions):

                               2002...... $ 37.9
                               2003......   35.0
                               2004......   34.1
                               2005......   33.1
                               2006......   33.4
                               Thereafter   64.8
                                          ------
                                          $238.3
                                          ======

Information Technology Commitment
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2001, 2000 and 1999 were $62.8 million, $65.1 million and $67.4 million respectively. Future minimum annual costs range from $40.9 million to $56.8 million, however future costs are dependent on usage and could exceed these amounts.

Reinsurance Contingencies
On December 7, 2001, Swiss Re Life & Health America, Inc. ("Swiss Re") acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained approximately $500.0 million of statutory capital supporting the reinsurance operation. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised the LNC's reinsurance operation. Two of the stock companies sold, Lincoln National Health & Casualty Insurance Company and Lincoln National Reassurance Company, were wholly-owned subsidiaries of the Company. As a result, and because a significant amount of the reinsurance business subject to the indemnity reinsurance transactions was written through the Company, the Company

The Lincoln National Life Insurance Company received $1.84 billion of the $2.0 billion proceeds and retained approximately $250.0 million of the statutory capital.

A pre-tax loss of $12.5 million was recognized by the Company on the sale of the subsidiaries. A statutory gain of $1.5 billion was generated under the indemnity reinsurance agreements. This gain was reported as a direct adjustment to unassigned surplus (net of related income taxes) and recognition of the surplus increase as income will be reported on a net-of-tax basis as earnings emerge from the business reinsured, in accordance with the requirements of Statement on Statutory Accounting Principles No. 61, Life, Deposit-Type, and Accident and Health Reinsurance. During 2001, the Company recognized as income $8.0 million of the deferred gain.

LNC and Swiss Re have not agreed upon the final closing financial statements associated with the December 7, 2001 transactions. There are currently disputed matters of approximately $500.0 million, which relate primarily to personal accident business reserves and recoverables. LNC's ongoing indemnification to Swiss Re on the underlying reinsurance business is limited to the personal accident business. Pursuant to the purchase agreement, LNC's exposure is capped at $100.0 million for net future payments under the personal accident programs in excess of $148.0 million, which represents the personal accident liabilities, net of the assets held for reinsurance recoverable at December 31, 2000. Up to $200.0 million of net payments in excess of the net liabilities will be shared on a 50/50 basis between LNC and Swiss Re. LNC has no continuing indemnification risk to Swiss Re on other reinsurance lines of business.

Under the timeframe provided for within the acquisition agreement for dispute resolution, it is probable that the earliest point that these matters will be agreed upon would be the second quarter of 2002. If the parties are unable to reach agreement, and these matters go to arbitration, an ultimate resolution of these matters may take several additional months. Upon reaching agreement as to the final closing financial statements, it is possible that the Company could record adjustments to the realized loss on the sale of subsidiaries, to income, or to the amount of gain reported as a direct adjustment to unassigned surplus. Another aspect of a potential dispute resolution could result in LNC and the Company agreeing to transfer assets to Swiss Re until the adequacy of certain reserves and related recoverables can be determined. In that event, LNC and the Company's future investment income would be reduced to the extent that any such dispute resolution would result in Swiss Re's retention of the related investment income during the timeframe that Swiss Re would hold the invested assets. While uncertainty exists as to how these disputed matters will finally be resolved, at the present time the Company believes the amounts reported within the Company's statutory-basis financial statements as of and for the year ended December 31, 2001 represent the best estimate of the ultimate outcome of Swiss Re's acquisition of the Company's reinsurance business.

Other Insurance Ceded and Assumed
On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agree- ment, the Company transferred $490.8 million of cash to MetLife representing the statutory reserves transferred on this business less $17.8 million of purchase price consideration. In accordance with statutory accounting rules on indemnity reinsurance, the gain on sale was reported on a net-of-tax basis as a direct adjustment to surplus. At December 31, 2001, the surplus component of the gain ($64.8 million) related to this transaction is included in the total surplus gain component associated with the aquisition of LNC's reinsurance operations by Swiss Re and is being recognized in income at the rate that earnings are expected to emerge on this reinsurance business.

The Company cedes insurance to other companies. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10 million. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2001, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and reserves for policy benefits, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million in 1999.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2001, the Company provided $75.3 million of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $76.1 million and $16.7 million at December 31, 2001 and 2000, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2001, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

The Lincoln National Life Insurance Company

In 2001 and 2000, the Company did not commute any ceded reinsurance. During 2001, the Company recorded reinsurance credits on existing policies of $656.9 million as a result of new or amended reinsurance agreements.

Neither the Company nor any of its affiliates control any non-affiliated reinsurers with which they do business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2001 there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

Surplus would be reduced by $402.4 million at December 31, 2001 if all reinsurance agreements were cancelled. In 2001, the Company established provisions for uncollectible reinsurance on personal accident reinsurance programs in the amount of $105.4 million and the Company wrote off ceded reinsurance balances in the amount of $89.0 million, related to personal accident reinsurance programs based on a refined analysis of the underlying information.

Vulnerability from Concentrations
At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2001, 30% of such mortgages, or $1.2 billion, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.7 million.

At December 31, 2001, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial con- dition. Although the Company does not have any significant concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2001, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 21% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

Other Contingency Matters
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5.0 million. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 policies. Owners of approximately 4,300 policies have excluded themselves (opted-out) from the settlement and, with respect to these policies, will not be bound by the settlement. Total charges recorded during 2000 for this settlement were $64.7 million. With the court's approval of the settlement in the second quarter of 2001 and the expiration in the third quarter of 2001 of the time to file an appeal, the case was concluded for all policyholders not previously opting out. During the third quarter of 2001, settlement was reached with some of the owners of policies who opted-out of the original settlement. Overall, the third quarter developments relating to these matters were slightly favorable when compared to the assumptions underlying the estimates made in 2000 when the related charges were taken; however, there is continuing uncertainty as to the ultimate costs of settling the remaining opt-out cases. It is management's opinion that such future developments will not materially affect the consolidated financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Derivatives
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. The contract or notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

The Lincoln National Life Insurance Company

                                                              Assets
                                                   -----------------------------
                                   Notional or     Carrying Fair  Carrying Fair
                                Contracts/Amounts   Value   Value  Value   Value
                                ------------------------------------------------
                                   December 31      December 31    December 31
                                ------------------------------------------------
                                  2001      2000     2001   2001    2000   2000
                                ------------------------------------------------
                                                 (in millions)
                                ------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements.  $1,258.8 $1,558.8   $ .6   $  .6  $ 2.7   $ 0.4
  Swaptions....................   1,752.0  1,752.0     .1      .1    8.2     0.9
  Interest rate swaps..........     335.1    708.2     --    21.0     --    38.1
                                --------- --------   ----   -----  -----   -----
                                  3,345.9  4,019.0     .7    21.7   10.9    39.4
Foreign currency derivatives:
  Foreign currency swaps.......      94.6     37.5    3.8     5.9    2.6     2.5
                                --------- --------   ----   -----  -----   -----
                                $ 3,440.5 $4,056.5   $4.5   $27.6  $13.5   $41.9
                                ========= ========   ====   =====  =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                   Interest Rate Caps      Swaptions
                                   -------------------------------------
                                     2001      2000      2001     2000
                                   -------------------------------------
                                               (in millions)
                                   -------------------------------------
      Balance at beginning of year $1,558.8  $2,508.8  $1,752.0 $1,837.5
      Terminations and maturities.   (300.0)   (950.0)       --    (85.5)
                                   --------  --------  -------- --------
      Balance at end of year...... $1,258.8  $1,558.8  $1,752.0 $1,752.0
                                   ========  ========  ======== ========

                                                                    Financial
                                Interest Rate Swaps Spread-Locks     Futures
                                ----------------------------------------------
                                  2001       2000   2001  2000    2001  2000
                                ----------------------------------------------
   Balance at beginning of year $ 708.2    $ 630.9  $ -- $    --  $ -- $    --
   New contracts...............      --      652.2    --   100.0    --   267.2
   Terminations and maturities.  (373.1)    (574.9)   --  (100.0)   --  (267.2)
                                -------    -------  ---- -------  ---- -------
   Balance at end of year...... $ 335.1    $ 708.2  $ -- $    --  $ -- $    --
                                =======    =======  ==== =======  ==== =======

The Lincoln National Life Insurance Company

                                                         Foreign
                                         Put Options  Currency Swaps
                                         ----------------------------
                                         2001  2000    2001   2000
                                         ---------------------------
            Balance at beginning of year $ -- $ 21.3  $ 37.5  $44.2
            New contracts...............   --     --    80.9     --
            Terminations and maturities.   --  (21.3)  (23.8)  (6.7)
                                         ---- ------  ------  -----
            Balance at end of year...... $ -- $   --  $ 94.6  $37.5
                                         ==== ======  ======  =====

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2002 through 2006, entitle the Company to receive payments from the counterparties on specified future dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a strike rate specified in the cap agreement multiplied by the notional amount. The purpose of the Company's interest rate cap agreement program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001, the interest rate caps are recorded at market value ($.6 million) in other investments on the balance sheet. All changes in market value are recorded in net realized gain (loss) on investments in the statement of operations. At December 31, 2000, the premiums paid for the interest rate caps were included in other investments (amortized cost of $2.7 million) and were being amortized over the terms of the agreements.

Swaptions
Swaptions, which expire in 2002 and 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate specified in the swaption agreement multiplied by the notional amount. The purpose of the Company's swaption program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001 the swaptions are recorded at market value ($.1 million) in other investments on the Balance Sheet. All changes in market value are recorded in net realized gain (loss) on investments in the Statement of Operations. At December 31, 2000, the premiums paid for the swaptions were included in other investments (amortized cost of $8.2 million) and were being amortized over the terms of the agreements. Amortization was included in net investment income.

Interest Rate Swap Agreements
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net re ceipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements are applied to the basis of the assets. The gains (losses) are recognized in earnings over the life of the assets. The interest rate swap agreements for forecasted purchase of assets outstanding at December 31, 2000, related to certain asset portfolio purchases completed in 2001. As a result, no interest rate swap positions hedging forecasted purchases were outstanding at December 31, 2001. Interest rate swaps are valued at amortized cost and recorded in other investments on the balance sheet. All such derivatives instruments owned at December 31, 2001 and 2000 were entered into "at-the-market" and therefore have an amortized cost basis of zero.

Spread-Lock Agreements
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2001 or 2000.

Financial Futures Contracts
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2001 or 2000.

Put Options
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

The Lincoln National Life Insurance Company

Foreign Currency Swaps
The Company uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future. The carrying value of the Company's foreign currency swaps ($3.8 million) represents fluctuations in the spot exchange rate from the trade date to December 31, 2001 and is included in other investments on the balance sheet.

Additional Derivative Information
Expenses for the agreements and contracts described above amounted to $3.5 million, $7.3 million and $6.2 million in 2001, 2000 and 1999, respectively. Deferred gains of $31.2 million as of December 31, 2001 were primarily the result of terminated interest rate swaps. The deferred gains are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of the securities to which the respective hedges applied.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance, the Company enters into master netting agreements with its counterparties.

The Company is required to put up collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which the contract is traded. The Company currently puts up cash and U.S. Treasury Bonds to satisfy this collateral requirement.

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment grade counterparties.
--------------------------------------------------------------------------------
10. Fair Value of Financial Instruments
The following methodologies and assumptions were used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Bonds
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

Unaffiliated Common Stock and Preferred Stock
Fair values of unaffiliated common and preferred stock are based on quoted market prices, where available. For stock not actively traded, fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

Other Investments and Cash and Short-Term Investments
The carrying values for assets classified as other investments, cash and cash equivalents and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

Investment-Type Insurance Contracts
The balance sheet caption "policy and contract liabilities" includes contracts that are considered to be investment-type contracts for GAAP purposes (i.e., universal life, annuity and guaranteed interest contracts). The fair values for the majority of these contracts are based on their approximate surrender values. The fair values for the certain guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet caption "policy and contract liabilities" that do not fit the definition of "investment-type insurance contracts" for GAAP are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and fair values have not been determined by the Company. It is the Company's position that the disclosure

The Lincoln National Life Insurance Company of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-Term Debt
The carrying value of short-term debt approximates fair value.

Surplus Notes due to LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

Derivatives
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and industry standard models that are commercially available for all other derivatives.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets. Seed money deposited into the separate account by the Company is included as a separate account asset, but not as a separate account liability.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                                                 December 31
                                                                        2001                    2000
                                                               ----------------------  -----------------------
                                                                Carrying                Carrying
Assets (Liabilities)                                             Value     Fair Value    Value     Fair Value
--------------------------------------------------------------------------------------------------------------
                                                                                (in millions)
                                                               ----------------------------------------------
Bonds......................................................... $ 23,421.0  $ 23,780.4  $ 21,852.5  $ 21,866.6
Preferred stocks..............................................      223.6       228.5       261.7       239.5
Unaffiliated common stocks....................................      107.6       107.6       161.7       161.7
Mortgage loans on real estate.................................    4,098.7     4,241.0     4,102.0     4,132.8
Policy loans..................................................    1,708.7     1,849.2     1,723.5     1,845.0
Other investments.............................................      466.6       466.6       485.0       485.0
Cash and short-term investments...............................    2,697.5     2,697.5     1,448.4     1,448.4
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.  (17,545.0)  (17,257.7)  (16,126.3)  (15,850.5)
  Remaining guaranteed interest and similar contracts.........     (122.3)     (128.6)     (243.8)     (247.9)
Short-term debt...............................................     (200.0)     (200.0)     (199.5)     (199.5)
Surplus notes due to LNC......................................   (1,250.0)   (1,160.7)   (1,250.0)   (1,074.5)
Derivatives...................................................        4.5        27.6        13.5        41.9
Investment commitments........................................         --        (5.4)         --        (2.2)
Separate account assets.......................................   38,636.5    38,636.5    43,904.6    43,904.6
Separate account liabilities..................................  (38,634.0)  (38,634.0)  (43,904.6)  (43,904.6)

--------------------------------------------------------------------------------
11. Transactions With Affiliates

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $52.0 million, $57.5 million and $60.4 million in 2001, 2000 and 1999, respectively. LLAD incurred expenses of $34.9 million, $112.9 million and $113.4 million in 2001, 2000 and 1999, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2001 and 2000 include the Company's participation in a short-term cash management program with LNC of $297.9 million and $377.7 million, respectively. Related investment income amounted to $13.9 million, $24.0 million and $16.7 million in 2001, 2000 and 1999, respectively. The short-term loan payable to parent company at December 31, 2001 and 2000 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies, which resulted in a net payment of $78.0

The Lincoln National Life Insurance Company million, $65.7 million and $49.4 million in 2001, 2000 and 1999, respectively, which is included in underwriting, acquisition, insurance and other expenses.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                      Year ended December 31
                                       2001    2000    1999
                                      ------ -------- ------
                                          (in millions)
                                      ----------------------
                    Insurance assumed $ 46.4 $   21.2 $ 19.7
                    Insurance ceded..  950.7  2,192.1  777.6

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                      December 31
                                                     2001     2000
                                                   -------- --------
                                                     (in millions)
                                                   -----------------
           Policy and contract liabilities assumed $  331.1 $  584.4
           Policy and contract liabilities ceded..  1,311.5  1,682.8
           Amounts recoverable on paid and
            unpaid losses.........................    229.3    286.9
           Reinsurance payable on paid losses.....     20.4      9.3
           Funds held under reinsurance treaties--
            net liability.........................  1,588.3  3,294.6

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, which totaled $1.0 billion and $814.6 million at December 31, 2001 and 2000, respectively, and is the beneficiary on letters of credit aggregating to $156.6 million and $709.5 million at December 31, 2001 and 2000, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2001 and 2000, LNC guaranteed $156.6 million and $709.5 million, respectively, of these letters of credit. At December 31, 2001 and 2000, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $75.3 million and $133.7 million, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.
--------------------------------------------------------------------------------
12. Separate Accounts
Separate account assets held by the Company consist primarily of mutual funds, long-term bonds, common stocks and short-term investments and are carried at fair value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums and annuity considerations amounted to $4.4 billion, $5.7 billion and $4.6 billion in 2001, 2000 and 1999, respectively. Reserves for separate accounts with assets at fair value were $37.6 billion and $42.9 billion at December 31, 2001 and 2000, respectively. All reserves are subject to discretionary withdrawal at market value.

A reconciliation of transfers to the Company from the separate accounts is as follows:

                                           Year ended December 31
                                        2001       2000       1999
                                      ---------  ---------  ---------
                                               (in millions)
                                      -------------------------------
         Transfers as reported in the
          Summary of Operations
          of the separate accounts:
           Transfers to separate
            accounts................. $ 4,440.7  $ 5,719.2  $ 4,573.2
           Transfers from separate
            accounts.................  (4,500.8)  (5,830.0)  (4,933.8)
                                      ---------  ---------  ---------
         Net transfers from separate
          accounts as reported in
          the Summary of
          Operations in
          underwriting acquisition
          and other expenses......... $   (60.1) $  (110.8) $  (360.6)
                                      =========  =========  =========

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Sales, Transfers and Servicing of Financial Assets


As part of the Company's asset management program, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2001 and reacquired within 30 days of the sale date are:

                                        Book
                                      Value of    Cost of
                         Number of   Securities Securities   Gain
                        Transactions    Sold    Repurchased (Loss)
                        ------------ ---------- ----------- ------
                                      (in millions)
                        -----------------------------------------
              Bonds:
                NAIC 3.     83.0       $155.8     $151.9    $ (.1)
                NAIC 4.    249.0        355.9      370.3     (3.7)
                NAIC 5.       --           --       27.3     (0.2)
                NR.....     21.0         41.8      549.4     (4.0)

--------------------------------------------------------------------------------
14. Reconciliation to Statutory Annual Statement

In connection with the indemnity reinsurance agreements, the Company and Swiss Re also entered into an administrative services agreement whereby Swiss Re provides administrative services, including accounting services to the Company. In connection with the December 31, 2001 statutory financial statements, Swiss Re provided the Company with certain year-end financial information regarding the business that had been reinsured by Swiss Re. Although the Company disagreed with several adjustments made by Swiss Re, the Company was not provided with sufficient information to reverse the effects of these adjustments from the Annual Statement financial statements and related exhibits and schedules. The Company did, however, record an adjustment to reverse the net effect of the disputed items in the Annual Statement filed with the Insurance Department by recognizing miscellaneous revenue and a miscellaneous asset. Because the asset was not specifically identified as an asset within the NAIC APPM, the Company non-admitted the asset in the December 31, 2001 Annual Statement. Subsequent to the Annual Statement filing, the Company obtained additional information regarding the adjustments Swiss Re had made to the statutory financial information provided to the Company. The Company reversed those adjustments prior to completion of the accompanying statutory-basis financial statements. The adjustments that were reversed were principally associated with reinsurance recoverables for paid and unpaid losses.

The following is a reconciliation of amounts previously reported to state regulatory authorities in the 2001 Annual Statement, and as reported in the accompanying statutory-basis financial statements:

                                                                                                     (in millions)
Capital and surplus as reported in the Company's Annual Statement...................................    $3,096.0
Increase in surplus resulting from reversal of Swiss Re entries.....................................       420.0
                                                                                                       ---------
Capital and surplus as reported in the accompanying audited statutory-basis balance sheet...........   $3,516.0
                                                                                                       =========
Statutory net income as reported in the Company's Annual Statement..................................   $    67.7
Increase in net income resulting from reversal of Swiss Re entries..................................       111.3
                                                                                                       ---------
Statutory net income as reported in the accompanying audited statutory-basis statement of operations   $   179.0
                                                                                                       =========

Report of Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly-owned subsidiary of Lincoln National Corporation, as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As discussed in Note 2 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP
February 1, 2002

                                     PART II
                        FEES AND CHARGES REPRESENTATION

Lincoln Life represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                INDEMNIFICATION

      (a)  Brief description of indemnification provisions.

          In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

          In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

          Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of Indiana law.

      (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 6 to the Registration Statement consists of the papers and the following documents:



The facing sheet;
An Incorporation-by-Reference sheet;
Prospectus #1, consisting of 117 pages, Prospectus #2, consisting of 115 pages, Prospectus #3, consisting of 119 pages.
Required Undertakings, Descriptions and Representations;
Signatures;
Powers of Attorney;
Written consents of the following persons:


    1. Robert A. Picarello, Esq.
    2. Vaughn W. Robbins, FSA
    3. Ernst & Young LLP, Independent Auditors

Required Exhibits


1.                                 The following exhibits correspond to those required by
                                   paragraph A of the instructions as to exhibits in Form
                                   N-8B-2:
                             (1)   Resolution of the Board of Directors of The Lincoln National
                                   Life Insurance Company and related documents authorizing
                                   establishment of the Account (filed with original filing of this Registration Statement).
                             (2)   Not applicable.
                             (3)   (a) Form of Selling Group Agreement between The Lincoln
                                   National Life Insurance Company and Lincoln Financial
                                   Advisors Corp.(4)
                                   (b) Commission Schedule for Variable Life Policies.(6)
                             (4)   Not applicable.
                             (5)   (a) Proposed Forms of Policy and Application (filed with
                                   initial Registration Statement).
                                   (b) Riders (filed with initial Registration Statement).
                                   (c) Form of Policy #LN925(5)
                                   (d) Form of Policy #LN926(5)
                                   (e) #LR512(7)
                             (6)   (a) Articles of Incorporation of The Lincoln National Life
                                   Insurance Company.(1)
                                   (b) Bylaws of The Lincoln National Life Insurance
                                   Company.(1)
                             (7)   Not applicable.
                             (8)   Fund Participation Agreements.
                                   Agreements between The Lincoln National Life Insurance
                                   Company and Amendments thereto:
                                   (a) AIM Variable Insurance Funds
                                   (b) Alliance Variable Products Series Fund, Inc.
                                   (c) American Century Variable Products Group, Inc.
                                   (d) American Funds Insurance Series
                                   (e) Baron Capital Funds Trust
                                   (f) BT Insurance Funds Trust
                                   (g) Delaware Group Premium Fund, Inc.
                                   (h) Fidelity Variable Insurance Products Fund
                                   (i) Franklin Templeton Variable Products Series Fund
                                   (j) Janus Aspen Series
                                   (k) Lincoln National Funds
                                   (l) MFS-Registered Trademark- Variable Insurance Trust
                                   (m) Neuberger Berman Advisers Management Trust
                                   (n) Putnam Variable Trust
                                   (o) OCC Accumulation Trust
                                   (p) Oppenheimer Funds*
                             (9)   Services Agreement and amendments thereto between The
                                   Lincoln National Life Insurance Co. and Delaware Management
                                   Co.(2)
                            (10)   See Exhibit 1(5).
2.                                 See Exhibit 1(5).
3.                                 Opinion and Consent of Robert A. Picarello, Esq.
4.                                 Not applicable.
5.                                 Not applicable.
6.                                 Opinion and consent of Vaughn W. Robbins, F.S.A.
7.                                 Consent of Ernst & Young LLP, Independent Auditors
8.                                 Not applicable.



                  (1)   Incorporated by reference to Registration Statement on Form
                        N-4 (file No. 33-27783) filed on December 5, 1996.
                  (2)   Incorporated by reference to Registration Statement on Form
                        N-4 (File No. 33-43373) filed on April 4, 2002.
                  (3)   Incorporated by reference to Registration Statement on Form
                        S-6 (File No. 333-42479) filed on April 28, 1998.
                  (4)   Incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-50817) filed on April 23, 1999.
                  (5)   Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 to this Registration Statement filed on February
                        15, 2000.
                  (6)   Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.
                  (7)   Incorporated by reference to Post-Effective Amendment No. 5 on Form S-6 to this Registration Statement filed on October
                        2, 2001.
                    *   To be filed by Amendment.

                                    SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S (File No. 333-72875), has caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 24th day of April, 2002. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
                                                  (REGISTRANT)

                                                  By                     /s/ GARY W. PARKER
                                                        ---------------------------------------------------
                                                                           Gary W. Parker
                                                                       SENIOR VICE PRESIDENT
                                                            THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                  (DEPOSITOR)

                                                  By:                    /s/ GARY W. PARKER
                                                        ---------------------------------------------------
                                                                           Gary W. Parker
                                                                       SENIOR VICE PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to this Registration Statement (File No. 333-72875) has been signed below on April 24, 2002 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                      SIGNATURE                        TITLE
                      ---------                        -----
                 /s/ JON A. BOSCIA*
     -------------------------------------------       President and Director
                    Jon A. Boscia                      (Principal Executive Officer)

                 /s/ JOHN H. GOTTA*
     -------------------------------------------       Executive Vice President, Chief Executive Officer of
                    John H. Gotta                      Life Insurance, Assistant Secretary, and Director

               /s/ LORRY J. STENSRUD*
     -------------------------------------------       Chief Executive Officer of Annuities, Executive Vice
                  Lorry J. Stensrud                    President and Director

                  /s/ JANET CHRZAN*                    Senior Vice President, Chief Financial Officer and
     -------------------------------------------       Director (Principal Financial Officer and Principal
                    Janet Chrzan                       Accounting Officer)

                 /s/ SEE YENG QUEK*
     -------------------------------------------       Chief Investment Officer and Director
                    See Yeng Quek

               /s/ C.E. HALDEMAN, JR.*
     -------------------------------------------       Director
              Charles E. Haldeman, Jr.

               /s/ RICHARD C. VAUGHAN*
     -------------------------------------------       Director
                 Richard C. Vaughan

              /s/ BARBARA S. KOWALCZYK*
     -------------------------------------------       Director
                Barbara S. Kowalczyk



*By:  /s/ GARY W. PARKER
      --------------------------------------
      Gary W. Parker, pursuant to a Power of Attorney filed
      with this Post-Effective Amendment No. 6 to the
      Registration Statement

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 28th day of January, 2000.



                   SIGNATURE                      TITLE
                   ---------                      -----
              /s/ JOHN A. BOSCIA*                 President and Director
     --------------------------------------
                 John A. Boscia

            /s/ RICHARD C. VAUGHAN*               Director
     --------------------------------------
               Richard C. Vaughan



                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 9th day of August, 2000.



                   SIGNATURE                      TITLE
                   ---------                      -----
            /s/ C. E. HALDEMAN, JR.*              Director
     --------------------------------------
            Charles E. Haldeman, Jr.

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 11th day of August, 2000.



                   SIGNATURE                      TITLE
                   ---------                      -----
             /s/ Lorry J. Stensrud*               Chief Executive Officer of Annuities, Executive Vice President
     --------------------------------------       and Director
               Lorry J. Stensrud

STATE OF INDIANA
                                                  SS:
COUNTY OF ALLEN
                                                  Subscribed and sworn to before me this 11th day of August,
                                                  2000

                                                  /s/ Sharlene K. Geer
                                                  --------------------------------------------------
                                                  Notary Public

                                                  Commission Expires 2/29/08
                /s/ Janet Chrzan                  Senior Vice President, Chief Financial Officer and Director
     --------------------------------------
                  Janet Chrzan

STATE OF INDIANA
                                                  SS:
COUNTY OF ALLEN
                                                  Subscribed and sworn to before me this
                                                  11th day of August, 2000
                                                  /s/ Janet L. Lindenberg
                                                  --------------------------------------------------
                                                  Notary Public
                                                  Commission Expires: 7/10/01

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 3rd day of August, 2001.



                   SIGNATURE                      TITLE
                   ---------                      -----
               /s/ See Yeng Quek*                 Chief Investment Officer and Director
     --------------------------------------
                 See Yeng Quek



                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 4th day of January, 2002.



                   SIGNATURE                      TITLE
                   ---------                      -----
           /s/ Barbara S. Kowalczyk*
     --------------------------------------       Director
              Barbara S. Kowalczyk



                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 18th day of January, 2002.



                   SIGNATURE                      TITLE
                   ---------                      -----
               /s/ John H. Gotta*                 Executive Vice President, Chief Executive Officer of Life
     --------------------------------------       Insurance, Assistant Secretary, and Director
                 John H. Gotta